UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Colin J. Dean, Esq.

Mercer Investment Management, Inc.

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (617) 747-9500

Date of Fiscal Year End: March 31, 2020

Date of Reporting Period: March 31, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer FundsTM

Annual Report

Mercer US Large Cap Equity Fund

Mercer US Small/Mid Cap Equity Fund

Mercer Non-US Core Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank if you hold your shares through such an institution. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund or your financial intermediary electronically by calling 1-888-887-0619 if you hold your shares directly with the Mercer Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper copies free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-887-0619 if you hold your shares directly with the Mercer Funds, or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper copies will apply to all Funds held with the Mercer Funds or through your financial intermediary, as applicable.

March 31, 2020

MERCER FUNDS

Mercer US Large Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Index.

Investment Strategy

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2020, the Fund’s Y-3 share class performance was -10.95% compared to its benchmark, the Russell 1000® Index, return of -8.03%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2020, the Fund employed six sub-advisors: Brandywine Global Investment Management LLC (Brandywine), O’Shaughnessy Asset Management LLC (OSAM), Polen Capital Management LLC (Polen), Jennison Associates LLC (Jennison), Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (Macquarie), and Parametric Portfolio Associates LLC (Parametric). Polen, Jennison, and Macquarie were added as sub-advisors during the fiscal year. HS Management Partners, LLC, Columbia Management Investment Advisers, and AJO LP were terminated as sub-advisors to the Fund during the fiscal year.

Brandywine, a deep value manager, focuses on cheap stocks that trade at a significant discount to intrinsic value, with strong free cash flows and quality balance sheets.

OSAM is a yield focused quantitative value manager that seeks stocks that rank high based on valuation, quality and shareholder yield.

Polen is a concentrated quality growth manager, focused on finding high quality companies, with sustainable, above-average earnings growth.

Jennison is a growth manager who selects stocks with long-term competitive advantages that are growing earnings faster or longer than the broad market.

Macquarie is a quality value manager who invests in strong, high quality businesses with sound balance sheets and free cash flow generation.

Parametric utilizes exchange-traded futures to generate exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month-period ended March 31, 2020, the broad U.S. equity market, as measured by the Russell 3000® Index, declined -9.13% due to a large sell-off in the first quarter of 2020.

In 2019, markets advanced to record levels, with the S&P 500 ending the year up over 31%, boosted by optimism over a phase-one trade deal with China, that reduces some US tariffs on Chinese goods while boosting Chinese purchases of American goods. During the year, markets were resilient despite the US House of Representatives

Mercer US Large Cap Equity Fund

approving 2 articles of impeachment against the president, the United Kingdom finally separating from the EU, and escalating tensions between the US and Iran. Geopolitical concerns were eased by accommodative central bank policy, with the US Federal Reserve cutting interest rates by 25 bps in October, and the European Central Bank (ECB) and Bank of Japan (BOJ) continuing to ease their policies. Coming into 2020, market commentators were expecting global trade tensions to ease further, and global growth to stabilize.

In an about-face from the previous year, the worldwide spread of COVID-19 sent volatility to historic levels and caused risk assets to sell-off dramatically as the market tried to adjust to large parts of the global economy halting amid social distancing measures. Unemployment surged as companies furloughed and laid off workers prompting strong responses from policy makers to blunt the economic damage. The central banks, notably the US Federal Reserve, took swift and far-reaching action to provide liquidity and inject stability into the bond market and fiscal measures by Congress provided backstop loans to businesses and cash payouts to individuals. Compounding the economic strain was a collapse in oil prices due to both lower global demand and a price war between Russia and Saudi Arabia. The equity sell off, which began on February 19th bottomed on March 23rd with a decline of 34% as measured by the Russell 1000® Index. Looking forward, there is still a large degree of uncertainty surrounding the spread of the disease, duration of social distancing measures, the impact on the economy and corporate earnings, and just how long and deep the ensuing recession will last.

Within the Russell 1000® Index, the Fund’s benchmark, the best performing sectors for the fiscal year were technology (+8.5%), health care (-1.2%), and consumer staples (-1.5%). The worst performing sectors were energy (-53.7%), industrials (-19.3%), and financials (-18.5%).

The Mercer U.S. Large Cap Equity Fund underperformed the Russell 1000® Index for the period, with Brandywine and OSAM underperforming, Polen and Jennison outperforming since their inception in April 2019, and Macquarie roughly flat since its inception in July 2019. At the total Fund level, exposure to energy and financials, along with an underweight allocation to technology were the largest detractors. From a style perspective, exposure to smaller cap companies, value stocks, and more cyclical exposures all detracted.

Since its inception in the Fund, Jennison outperformed the Russell 1000® Growth Index. Stock selection was strong in consumer discretionary (where online retailers Amazon and Alibaba, and electric vehicle maker Tesla, advanced) and financials. No exposure to two of the benchmark’s underperforming sectors, energy and materials, also benefited the portfolio. Industrials positions, including Boeing, and health care holdings, primarily biotechnology names, detracted from performance.

Polen has also outperformed its benchmark, the Russell 1000® Growth Index, since inception. Outperformance was driven by effective asset allocation, which is a byproduct of Polen’s bottom-up stock selection, which focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic and market cycles. A lack of exposure to the industrials and energy sectors, contributed most to the relative outperformance. The portfolio is less exposed to more capital intensive or commoditized sectors like industrials and energy because companies in these sectors often do not meet Polen’s hurdles for high quality and long-term, secular growth. Stock selection within financials helped to lift relative returns as well, driven by the portfolio’s overweight position in MSCI, Inc. Stock selection within health care added relative value, led by an overweight position in Regeneron Pharmaceuticals. Detracting from relative performance were holdings in technology, particularly IT service companies, and lack of exposure to Apple.

Macquarie has performed in line with the Russell 1000® Value Index since their inception in the fund. On the positive side, holdings in health care, particularly health care service providers, industrials, and technology were the top contributors. Offsetting positive areas was exposure and selection in the energy sector, particularly more oil-sensitive exploration and production companies and an energy services provider.

OSAM underperformed its benchmark for the period, with the majority of its underperformance coming during the market sell-off in the first quarter of 2020. Shareholder yield, the three ways in which a company can

Mercer US Large Cap Equity Fund

distribute cash to shareholders: cash dividends, stock repurchases and debt reduction, are the primary selection criteria for the strategy, which was neutral during the period, but an underweight allocation to mega cap stocks was a large detractor. Incorporating elements of quality, including earnings growth, earnings quality, and financial strength helped offset losses. From a sector standpoint, overweight allocations to financials and industrial were the largest detractors, while selection within health care and an underweight to energy were positive.

Brandywine underperformed its benchmark for the period, with the majority of its underperformance also coming during the market sell-off in the first quarter of 2020. An overweight allocation to the energy sector and in particular, service providers and exploration & production companies, was the largest detractor. Holdings of mortgage REITS within financials was also a notable detractor for the period. From a style perspective, higher beta, a measure of the risk arising from exposure to general market movements, and Brandywine’s deeper value style were both out of favor. Offsetting losses slightly were holdings in media, telecom, and biotech.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time.

The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2020

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Equity Shares vs. the

Russell 1000® Index

As of March 31, 2020

This graph shows the performance of the Mercer US Large Cap Equity Fund Class Y-3 shares versus the Russell 1000® Index from April 1, 2010 through March 31, 2020. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The Fund employs a “core equity” investment strategy by investing in both growth and value oriented equity securities. The Fund may invest in derivative instruments to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Performance

For the fiscal year ended March 31, 2020, the Fund’s Y-3 share class performance was -21.65% compared to its benchmark, the Russell 2500® Index, return of -22.47%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2020, the Fund employed six sub-advisors: Westfield Capital Management Company (Westfield), GW&K Investment Management LLC (GW&K), Loomis, Sayles & Company, LP (Loomis), LSV Asset Management (LSV), River Road Asset Management (River Road) and Parametric Portfolio Associates LLC (Parametric). River Road replaced BNY Mellon Asset Management North America Corporation, which was terminated as sub-advisor to the Fund in April 2019.

Westfield, a traditional growth manager, employs a fundamental, bottom-up approach, which seeks to identify reasonably priced stocks with high earnings growth potential. A bottom-up approach focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic and market cycles with the assumption individual companies can do well even in an industry that is not performing, at least on a relative basis.

GW&K uses a bottom-up fundamental research process in order to identify high quality companies with sustainable long-term earnings growth rates.

Loomis looks to provide a lower volatility approach to high growth investing by seeking companies with high quality business models that have differentiated and sustainable growth opportunities.

LSV, a quantitative value manager, using mathematical and statistical methods, seeks deep value, out-of-favor companies with recent momentum. LSV avoids introducing any judgmental biases or behavioral weaknesses into their investment process.

River Road, a fundamental absolute value manager, which seeks to buy stocks at a discount to their fair value and sell them at or in excess of that value, and focuses on purchasing companies that are priced at a modest discount to their absolute value and possess superior fundamental business characteristics.

Parametric utilizes exchange traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the 12-month-period ended March 31, 2020, the U.S. equity market, as measured by the Russell 3000® Index, declined -9.13% due to a large selloff in the first quarter of 2020.

In 2019 markets advanced to record levels, with the S&P 500 ending the year up over 31%, boosted by optimism over a phase one trade deal with China. During the year, markets were resilient despite the US House of

Mercer US Small/Mid Cap Equity Fund

Representatives approving 2 articles of impeachment against the president, the UK finally separating from the EU, and escalating tensions between the US and Iran. Geopolitical concerns were eased by accommodative central bank policy, with the US Federal Reserve cutting interest rates by 25bps in October, and the ECB and BOJ continuing to ease their policies. Coming into 2020, market commentators were expecting global trade tensions to ease further, and global growth to stabilize.

In an about-face from the previous year, the worldwide spread of COVID-19 sent volatility to historic levels and caused risk assets to selloff dramatically as the market tried to adjust to large parts of the global economy grind to a halt amid social distancing measures. Unemployment surged as companies furloughed and laid off workers prompting strong responses from policy makers to blunt the economic damage. The central banks, notably the US Federal Reserve, took swift and far-reaching action to provide liquidity and inject stability into the bond market and fiscal measures by congress provided backstop loans to businesses and cash payouts to individuals. Compounding the economic strain was a collapse in oil prices due to both lower global demand and a price war between Russia and Saudi Arabia. The equity sell off, which began on February 19th bottomed on March 23rd with a decline of 34% as measured by the Russell 1000® Index. Looking forward, there is still a large degree of uncertainty surrounding the spread of the disease, length of social distancing measures, the impact on the economy and corporate earnings, and just how long and deep the ensuing recession will last.

Within the Russell 2500® Index, the Fund’s benchmark, the best performing sectors for the fiscal year were health care and information technology with negative returns of -6.93% and -9.00%, respectively. Underperforming sectors for the fiscal year were energy and consumer discretionary, with negative returns of -73.56% and -35.99%, respectively. The top performing industries for the fiscal year were health care technology and water utilities with positive returns of 32.56% and 9.22%, respectively. The underperforming industries for the fiscal year were energy equipment & services and oil, gas & consumable fuels with negative returns of -78.76% and -71.54%, respectively.

The Mercer U.S. Small/Mid Cap Equity Fund outperformed the Russell 2500® Index for the period. The Fund’s exposure to quality and size from a market capitalization standpoint helped drive performance for the year despite its exposure to value from a style perspective. Security selection, particularly in the health care, consumer staples, energy and industrials sectors contributed towards performance while selection in the information technology, materials and utilities sectors detracted from performance for the fiscal year. From an allocation standpoint, the Fund’s overweight position in the information technology sector coupled with its underweight to the real estate and financials sectors contributed towards performance while the Fund’s underweight to the utilities sector combined with its overweight to the consumer discretionary sector detracted from performance.

Westfield outperformed the Russell 2500® Growth Index for the fiscal year. Their exposure to lower leverage and their larger market capitalization bias provided a tailwind towards performance coupled with their strong security selection in the health care and industrials sectors.

Loomis’ exposure to high quality growth coupled with their size exposure from a market capitalization standpoint helped drive their outperformance versus the Russell 2500® Growth Index. In addition, their outperformance for the fiscal year was led by their security selection in the industrials, financials, consumer staples and communication services sectors.

GW&K‘s outperformance was attributed to its exposure to higher quality consistent growth oriented businesses and size from a market capitalization standpoint. In addition, their strong security selection across multiple sectors; industrials, real estate, health care, consumer discretionary and financials drove their performance for the fiscal year.

LSV’s underperformance versus the Russell 2500® Value Index for the period was driven by its deep value style being out of favor, which is evident with its security selection in multiple sectors to include the financials,

Mercer US Small/Mid Cap Equity Fund

industrials, real estate, consumer discretionary, health care, materials and information technology weighing on performance.

River Road’s outperformance versus the Russell 2500® Value Index for the period was driven by their security selection in the financials, consumer staples, consumer discretionary and energy sectors.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, creating positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in both growth stocks and value stocks. Growth stocks may be particularly sensitive to market conditions. Investing in value stocks involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2020

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Equity Shares vs. the

Russell 2500™ Index

As of March 31, 2020

This graph shows the performance of the Mercer US Small/Mid Cap Equity Fund Class Y-3 shares versus the Russell 2500™ Index from April 1, 2010 through March 31, 2020. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-US companies of any capitalization, located in the world’s developed and emerging capital markets. The Fund employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities.

Performance

For the fiscal year ended March 31, 2020, the Fund’s Y-3 share class performance was -12.55% compared to its benchmark return of -14.38%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2020, the Fund employed five sub-advisors: Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), MFS Investment Management (MFS), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

Arrowstreet’s strategy seeks to outperform international equity benchmarks through a risk-controlled core approach. Arrowstreet combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating return in excess of the benchmark involves evaluating the prospects of a security considering both the characteristics of the stock itself (direct effects) as well as the characteristics of other related stocks (indirect effects).

American Century manages its portfolio based on an investment philosophy that companies exhibiting improving or accelerating growth will outperform the market over time. American Century constructs its portfolio through a bottom-up stock selection, which focuses on individual stock selection rather than macroeconomic and market cycles, within a risk aware framework. American Century’s thorough research process seeks to identify companies that are exhibiting an improvement or acceleration in growth where it believes that growth is sustainable but that the earnings power of the company is generally underestimated. American Century can opportunistically invest in emerging market stocks.

MFS’s investment process is based on a fundamental, bottom-up stock selection of high quality companies whose long-term value MFS believes is not adequately reflected in the stock price.

LSV utilizes a quantitative approach, which uses mathematical and statistical methods and seeks deep value stocks that have fallen out of favor with the market, but have recent momentum, either in terms of price or earnings. LSV believes that long-term results are achieved through systematic exploitation of judgmental biases and behavioral weaknesses that influence investor decisions. LSV aims to exploit these biases through the disciplined application of quantitative techniques to drive bottom-up security selection.

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

As a group, global developed equity markets fell, as measured by the MSCI World® Index, by 10.39% during the 12-month period ended March 31, 2020. US equities, measured using the Russell 1000 Index fell 8.03% for the fiscal year. Compared to the US, international developed markets lagged, with the MSCI EAFE® Index (the

Mercer Non-US Core Equity Fund

Fund’s benchmark) returning -14.38% over the period. The MSCI Emerging Markets® Index suffered a greater drop, with a fall of -17.69% for the 12-month period ended March 31, 2020.

The trailing 12-month performance figures shown above were driven primarily by the steep fall in global equity markets during the first quarter of 2020. Throughout the last nine months of 2019, equity markets managed to generate positive gains at the broad asset class level despite economic growth slowing globally. US equity markets led other developed international markets, while emerging markets lagged the most, mainly due to a slowing China.

Several things were already hampering international economic growth prior to the spread of COVID-19 in Q1 of 2020. Manufacturing was in a mild recession across the globe. The growth slowdown was most pronounced in Europe and China. Lackluster growth in the Eurozone, along with the ongoing Brexit saga in the UK increased uncertainty around the future of Europe. China’s economy had been slowing during the period, as continued trade rhetoric escalated tensions between the world’s two largest economies. However in Q4 of 2019, the US and China agreed to a “Phase One” trade deal, which reduced US tariffs on Chinese goods while boosting Chinese purchases of American goods and delayed further confrontations during the period. The resulting reduction in uncertainty was welcomed by markets.

The biggest market moving news during this period was the spread of the COVID-19 virus. In March 2020, the World Health Organization officially labeled COVID-19 a global pandemic amid a rapid escalation in the number of affected countries, confirmed cases, and deaths. In an effort to slow the spread of COVID-19, global governments enacted social distancing measures that led to the widespread closure of businesses. The resulting slowdown in activity led to a massive spike in unemployment.

In response to the shutdown of economic activity, central banks across the globe implemented unprecedented levels of monetary stimulus. In the US, the Fed cut rates to 0%, announced unlimited bond buying (or QE quantitative easing) and re-instated several programs used during the financial crisis in 2008-2009. In Europe, the ECB restarted its QE program, with 870 billion euros in planned purchases and lowered its policy rate to -0.75%. The European Union also relaxed fiscal rules to allow member countries more flexibility in managing deficits. In addition to monetary stimulus, in the US, Congress passed a $2.3 trillion economic relief plan, which included direct payments to citizens and expanded unemployment benefits.

Throughout this 12-month period investors preferred growth stocks over value stocks and large cap stocks over small cap stocks globally. In Q1, as markets fell swiftly, lower beta, a measure of the risk arising from exposure to general market movements, and quality stocks were sought after in an attempt by investors to reduce overall risk.

Arrowstreet underperformed the Fund’s benchmark by 1.15%. Underperformance was largely due to stock selection, while allocation effects helped to partially offset losses for the period. Currency effects were a slight positive contributor to results. Performance for sector allocation was aided by positive quality and momentum bias; specifically, overweights to both Swiss and Japanese Health Care were the primary drivers of positive returns. An underweight to French Industrials and an overweight to Japanese Industrials weighed on performance. For stock selection, value signals and smaller capitalization bias led to negative performance. Selection within both Japanese and French Consumer Discretionary as well as selection within Japanese and Swiss IT were negative. On the other hand, selection within French and Australian Financials were top contributors.

American Century outperformed the Fund’s benchmark by 11.28%. The strong excess returns were in large part due to investments in businesses with structural or secular growth drivers that are less dependent on cyclical recovery. American Century’s disciplined process had been leading it to these types of names through most of 2019 amidst a declining earnings environment. For most of the stocks in the portfolio, the long-term structural growth story has not changed and they outperformed as the outlook for cyclical earnings growth deteriorated

Mercer Non-US Core Equity Fund

further. The portfolio has no exposure to areas of the market most directly impacted by the COVID-19 epidemic. Security selection in sectors such as Financial Services, Communication Services, Healthcare, Information Technology and Materials were largest contributors to excess returns. Notable stock contributors to the outperformance included Cellnex, European cell tower company, London Stock Exchange, Lonza Group, contract manufacturer to the pharmaceutical industry, CSL LTD, specialty bio-tech company and ASML holding, semiconductor capital equipment company.

MFS outperformed the Fund’s benchmark by 10.88%. The sub-advisor’s bottom-up security selection process of investing in profitable, low leverage companies with sustainable earnings led to strong outperformance; the majority of the businesses held in the portfolio had low exposure to potential earnings decline from the looming recession. Biggest contributors to outperformance were security selection in Materials, Industrials and Consumer Staples. In addition, large overweight to Consumer Staples and Information Technology sectors and underweight to Financial Services and Energy added significantly to excess returns. Notable names that contributed to the returns were Givaudan, leading flavor and fragrances manufacturer and distributor, Schneider Electric, company specializing in digital transformation of energy management, and Ansys, software solutions provider.

LSV underperformed the Fund’s benchmark by 5.72%. Over the one-year, value stocks severely lagged both growth and quality stocks; thus, MSCI EAFE® Value Index was down 22.8% while the MSCI EAFE® Growth Index was down only 5.8% and MSCI EAFE® Quality Index was down just 2.26%. In addition, companies with smaller market capitalization lagged larger capitalization companies; for example, MSCI EAFE® Small Cap index returned -17.81% while MSCI EAFE®’s return was -13.92%. The environment was a major headwind to LSV who invests in deep value and smaller capitalization companies. Largest contributors to negative active returns were security selection in Industrials, Consumer Discretionary, Financials and Information Technology. Additionally, given higher valuations, LSV was underweight in Health Care, which was the strongest performing sector during the market sell-off.

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve, and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts, which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2020

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index

As of March 31, 2020

This graph shows the performance of the Mercer Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from April 1, 2010 through March 31, 2020. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Bloomberg Barclays US Aggregate Bond™ Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds, such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds (sometimes called high yield or junk bonds), non-U.S. dollar denominated bonds, and bonds issued by issuers located in emerging capital markets. The Fund may also invest in certain derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.

Performance

For the fiscal year ended March 31, 2020, the Fund’s Y-3 share class performance was 7.81% compared to its benchmark return of 8.93%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2020, the Fund employed three sub-advisors: Manulife Asset Management (Manulife), Income Research & Management (IR&M) and PGIM Fixed Income, a business unit of PGIM, Inc. (Prudential).

Manulife manages its allocated portion of the Fund by seeking to produce superior results by anticipating shifts in the business cycle and moderating risk relative to the direction of interest rates. The investment team capitalizes on these shifts by using a research-driven process to identify attractive sectors as well as mispriced securities within those sectors.

IR&M manages its allocated portion of the Fund based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the US fixed income universe. A bottom-up approach focuses on the analysis of individual stocks and de-emphasizes the significance of macroeconomic and market cycles with the assumption individual companies can do well even in an industry that is not performing, at least on a relative basis.

Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable alpha sources, such as sector allocation and bottom-up security selection. This process is coupled with a diligent daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value and incorporates both fundamental analysis, by measuring a security’s intrinsic value to determine if undervalued or overvalued, as well as proprietary models, by using software and other means of analysis to gain a competitive edge, which identify relative value and detailed technical review of issuers across both benchmark and non-benchmark sectors, with an emphasis on credit-oriented sectors.

Market Commentary and Fund Performance

For the 12-month period ended March 31, 2020, US fixed income market returns, as measured by the Bloomberg Barclay US Aggregate Bond™ Index, were positive, despite the turbulence across US and global markets experienced during the period. Throughout 2019, the Federal Reserve (“Fed”) began its insurance rate-cutting cycle, attempting to stem the possibility of a recession, and credit spreads (a measure used for valuation of bonds

Mercer Core Fixed Income Fund

relative to US Treasuries) generally ground tighter as investors continued to have an appetite for risk-on sectors. This resulted in corporate spreads as tight as 93 basis points, reflecting the demand for corporate credit. However, in the first three months of 2020, global economies began to address the COVID-19 pandemic, instituting social measures that effectively put global economic growth on pause. Additionally, disagreement between OPEC and other oil producing nations drove an increase in oil supply against the backdrop of a reduction in oil demand given the ensuing pandemic, leading oil prices to plunge towards $20 per barrel. The Fed announced two emergency rate cuts during the month of March, bringing the Fed Funds Rate target to 0.00-0.25%. Despite rate cuts, spreads widened at a historic pace reaching levels last seen during the 2008-09 financial crisis, impacting liquidity across the markets prior to the Fed’s initiation of an asset purchase program and other remedial measures. Risky assets traded off in tight correlations driven by investor sentiment and illiquidity. Investment grade corporate spreads topped out in the high 300 basis point range before ending the period at 272.

The Fund’s return was positive in absolute terms for the fiscal year; however, it underperformed in relation to the Bloomberg Barclays US Aggregate Bond™ Index for the fiscal year ended March 31, 2020. The majority of underperformance was due to the Fund’s strategic overweight to spread sectors, particularly during the first quarter of 2020.

The respective performance results of each Sub-advisor correlated with their risk posture, as more risk translated into a larger drag on performance during the sell-off in March 2020. Manulife has the largest share of the risk-allocation within the Fund. Manulife’s bias towards corporate credit and allocation to “higher quality” high yield bonds led the manager to underperform most for the fiscal year.

Prudential had a marginally less aggressive allocation to spread sectors relative to Manulife, but was still overweight relative to the Fund’s benchmark. The majority of underperformance relative to the benchmark was due to price volatility, specifically as it related to the sub-advisors allocation to securitized sectors such as CLOs and CMBS. This forced sellers across the market drove prices lower in an effort to generate liquidity, which disproportionately impacted Prudential’s higher quality holdings.

IR&M also underperformed the Fund’s benchmark over the trailing 12-month period; however, their lower risk profile relative to the other sub-advisors led IR&M to underperform by the smallest magnitude. The bias towards higher quality corporate bonds as well as their tactical rotation of spread exposure led them to underperform the least. However, the overweight spread allocation relative to the benchmark still produced a significant drag on performance during March 2020, leading to underperformance for the Fund’s fiscal year.

Risk Considerations

The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may also experience high portfolio turnover, which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2020

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Fixed Income Shares vs. the

Bloomberg Barclays U.S. Aggregate Bond™ Index

As of March 31, 2020

This graph shows the performance of the Mercer Core Fixed Income Fund Class Y-3 shares versus the Bloomberg Barclays U.S. Aggregate Bond™ Index from April 1, 2010 through March 31, 2020. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the ICE Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged. For the fiscal year ended March 31, 2020, the Fund’s secondary benchmark was a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified and 50% Bank of America Merrill Lynch Global High Yield 2.0% Constrained Index Unhedged, and its tertiary benchmark was a blended benchmark consisting of 20% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 10% Bloomberg Barclays Global High Yield Index, 6% JP Morgan CEMBI Diversified Index, 4% S&P/LSTA Leveraged Loan Index, 30% US 3 Month T-Bill Index and 30% JP Morgan GBI-EM Diversified Index.1

Investment Strategy

The Fund invests principally in fixed income securities of US and non-US issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures), swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.

Performance

For the fiscal year ended March 31, 2020, the Fund’s Y-3 share class performance was -4.72% compared to its primary benchmark return of -8.26%, secondary benchmark of -7.34%, and tertiary benchmark of -1.92%. Performance of the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2020, the Fund employed five sub-advisors and two sub-subadvisors, Western Asset Management Company and Western Asset Management Company Limited (as sub-subadvisor) (together referred to as WAMCO), Loomis, Sayles & Company, LP (Loomis), BlackRock International Limited (BlackRock), Colchester Global Investors Limited (Colchester), and T. Rowe Price Associates, Inc. and T. Rowe Price International Limited (as sub-subadvisor) (together referred to as T. Rowe). WAMCO, Loomis, BlackRock, and Colchester began managing the Fund in June 2018, and T. Rowe began managing the Fund in September 2019. During the period ended March 31, 2020, T. Rowe was notified of their termination as sub-advisor and sub-subadvisor for the Fund. The majority of the transition occurred during March 2020 with T. Rowe’s assets reallocated to the two Multi-Asset Credit managers, Loomis and WAMCO.

In managing its allocated portion of the Fund’s portfolio, Loomis invests in debt of issuers globally. Loomis produces country and credit cycle views as inputs to portfolio construction. Security selection is then carried out by a team of credit analysts who maintain a comprehensive database of internal ratings. The team will also engage in active duration positioning although security and sector selection are identified as main drivers of performance.

[1]

In April 2020, the Fund’s secondary and tertiary benchmarks were replaced with the following new secondary benchmark: 35% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 17.5% Bloomberg Barclays Global High Yield Index, 10.5% JP Morgan CEMBI Diversified Index, 7% S&P/LSTA Leveraged Loan Index, and 30% JP Morgan GBI-EM Diversified Index. This new secondary benchmark index is considered to be more reflective of the Fund’s current investment strategy following the termination of an absolute return strategy that was previously employed with respect to the Fund.

Mercer Opportunistic Fixed Income Fund

In managing its allocated portion of the Fund’s portfolio, WAMCO invests in credit securities across sectors and geographies. The strategy focuses on global valuations in credit and volatility conditions. The strategy seeks a blend of income and capital appreciation by dynamically rotating across sectors such as global corporates, emerging markets, and structured credit, and tactically managing overall portfolio duration.

In managing its allocated portion of the Fund’s portfolio, Colchester invests in sovereign debt issued by emerging market borrowers and those denominated in local emerging market currencies. Colchester’s portfolio construction process is based on a quantitative model, using mathematical and statistical methods, that promotes allocation to countries and currencies identified based on attractive real yields and sound financial characteristics.

In managing its allocated portion of the Fund’s portfolio, BlackRock invests in emerging market debt securities denominated in local currency. BlackRock’s portfolio construction process implements a top down philosophy focused on identifying economic or market themes that impact asset prices. The themes inform the team’s market views and portfolios are positioned to benefit from directional moves in the market.

Market Commentary and Fund Performance

For the 12-month period ended March 31, 2020, US and global fixed income markets experienced a tumultuous period. Throughout 2019, the Federal Reserve (“Fed”) began its insurance rate-cutting cycle, attempting to stem the possibility of a recession, and credit spreads (a measure used for valuation of bonds relative to US Treasuries) generally ground tighter as investors continued to have an appetite for risk-on sectors. This resulted in corporate spreads as tight as 93 basis points, reflecting the demand for corporate credit. However, in the first three months of 2020, global economies began to address the COVID-19 pandemic, instituting social measures that effectively put global economic growth on pause. Additionally, disagreement between OPEC and other oil producing nations drove an increase in oil supply against the backdrop of a reduction in oil demand given the ensuing pandemic, leading oil prices to plunge towards $20 per barrel. The Fed announced two emergency rate cuts during the month of March, bringing the Fed Funds Rate target to 0.00-0.25%. Despite rate cuts, spreads widened at a historic pace reaching levels last seen during the 2008-09 financial crisis, impacting liquidity across the markets prior to the Fed’s initiation of an asset purchase program and other remedial measures. Risky assets traded off in tight correlations driven by investor sentiment and illiquidity. Investment grade corporate spreads topped out in the high 300 basis point range before ending the period at 272. High Yield Markets produced strong positive returns throughout most of 2019, however, the sharp risk-off environment and dramatic spread widening of March 2020 produced sharply negative returns over the trailing 12-months ended March 31, 2020. High yield spreads widened out to over 1000 basis points before ending the period at 880 basis points.

The JP Morgan GBI-EM Global Diversified Index of local currency Emerging Market government debt fell -6.5% in US dollar terms over the 12-month period ending March 2020. Much of the negative performance over this period was driven by the negative return of -15.2% in the first quarter of 2020. The outbreak of the coronavirus severely disrupted economic activity and consequently the first quarter of this year saw heightened volatility across financial markets. Safe haven assets, such as the US dollar, rallied. In contrast, emerging markets experienced sharp sell-offs in both bond and currency markets. Additionally, the negative performance across emerging markets was further exacerbated by the precipitous drop in the price of oil. Weaker global demand for oil, as a result of the COVID-19 pandemic, was compounded by a breakdown in relations between Russia and Saudi Arabia which fueled a price war and resulted in oil prices dropping by over 50%. This represented a second negative shock to oil exporting economies such as Colombia and Russia, along with the impact of the wider global downturn. Across the emerging market countries, policymakers reacted swiftly to these shocks with many central banks cutting interest rates and launching new forms of liquidity provisions in support of their economies. In the past three months, interest rates have been lowered in each of South Africa, Mexico, Brazil and Russia, amongst others.

Mercer Opportunistic Fixed Income Fund

During the period, WAMCO and Loomis underperformed their component of the Fund’s tertiary benchmark. Tactical rotation across spread sectors benefited for most of the trailing 12-month period, however, an overweight spread position coming into the first quarter of 2020 delivered negative absolute and relative performance for both managers.

During the period, each of Blackrock and Colchester underperformed the JP Morgan Global Diversified Emerging Market government bond benchmark for its strategy. The strengthening US dollar delivered negative absolute returns and both managers struggled to forecast the impacts of the COVID-19 pandemic.

During the period, T. Rowe underperformed its Treasury-Bill +200 benchmark. Performance was generally muted throughout the period with the exception of several idiosyncratic events. Namely, return-seeking positions in Argentina delivered outsized negative performance during the third quarter of 2019. Additionally, T.Rowe’s performance was impacted by preparation for the transition that occurred during March of 2020.

Risk Considerations

The Fund invests in non-investment grade and emerging market fixed income securities which involves certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the risks that the underlying bonds in its portfolio are subject to, including credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in foreign securities, which may expose the Fund to currency and exchange rate fluctuations, derivatives (such as futures, options, or swaps) and high yield bonds (also known as “junk” bonds). These investments may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2020

Comparison of Change in Value of a $10,000 Investment in

Mercer Opportunistic Fixed Income Shares vs. the

ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged, the Fund’s Secondary Index1 and the Fund’s Tertiary Index2

As of March 31, 2020

This graph shows the performance of the Mercer Opportunistic Fixed Income Fund Class Y-3 shares versus the ICE Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1 from August 21, 2013, which is the inception date of the Fund, through March 31, 2020. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

[1]

The Mercer Opportunistic Fixed Income Fund’s Secondary Index is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified USD Unhedged and 50% Bank of America Merrill Lynch Global High Yield 2% Constrained Index Unhedged.

[2]

The Mercer Opportunistic Fixed Income Fund’s Tertiary Index is a blended benchmark consisting of 20% Bloomberg Barclays Global Aggregate Corporate Hedged Index, 10% Bloomberg Barclays Global High Yield Index, 6% JP Morgan CEMBI Diversified Index, 4% S&P/LSTA Leveraged Loan Index, 30% US 3 Month T-Bill Index and 30% JP Morgan GBI-EM Diversified Index

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets® Index.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depositary receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2020, the Fund’s Y-3 share class performance was -19.55% compared to its benchmark return of -17.69%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2020, the Fund employed six sub-advisors: Dimensional Fund Advisors LP (DFA), Mondrian Investment Partners Limited (Mondrian), Copper Rock Capital Partners LLC (Copper Rock), William Blair Investment Management LLC (William Blair), Origin Asset Management LLP (Origin) and Parametric Portfolio Associates LLC (Parametric). Janus Capital Management, LLC was terminated as a sub-advisor to the Fund in [April?], 2019, and AQR Capital Management LLC was terminated in July 2019 when Origin was added. Origin plays a complementary role within the portfolio. Specifically, Origin’s momentum exposure allows for greater flexibility of exposures across styles, countries and sectors as well as a low correlation of excess returns with the other sub-advisors.

DFA benefits from a robust research platform, which includes close ties to academia, its clear and long-standing focus on exploiting risk premiums, most notably value and size, along with the new addition profitability, and a systematic approach to building and trading its portfolios. DFA’s process is repeatable and results in broad consistent exposures to the risk premiums.

Copper Rock specializes in small cap equity investing, using a blend of quantitative, using mathematical and statistical methods, and fundamental analyses, by measuring a security’s intrinsic value related to economic and financial factors, to identify companies with superior growth relative to their peers. Copper Rock’s portfolio typically exhibits factor exposures to growth, momentum and quality.

Mondrian is an experienced value manager, which seeks to buy stocks at a discount to their fair value and sell them at or in excess of that value, and uses a Dividend Discount Model, a method of valuing stocks based on the net present value of the future dividends, to analyze and find attractive companies focused on the domestic oriented growth of emerging markets. Along with emerging market domiciled companies, Mondrian’s management team will also consider any company globally that generates at least 25% of revenues/profits from emerging/frontier markets.

William Blair has a quality growth philosophy and process focused on finding those companies that can achieve a higher growth rate for a longer period of time than the market expects. William Blair looks for companies with experienced and motivated management teams, unique business models and attractive financial characteristics.

Mercer Emerging Markets Equity Fund

Origin’s portfolio is managed using a quantitative process focused on companies with high and improving cash flow return on investment, selling at discounted valuations of expected future growth versus historical growth and that also display fundamental and price momentum. The portfolio is managed to have a higher tracking error and high active share.

Parametric utilizes exchange-traded futures to generate exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

As a group, global developed equity markets fell, as measured by the MSCI World® Index, by -10.39% during the 12-month period ended March 31, 2020. US equities, as measured by the Russell 1000® Index, fell -8.03% for the fiscal year. Compared to the US, international developed markets lagged, with the MSCI EAFE® Index returning -14.38% over the period. The MSCI Emerging Markets® Index (the Fund’s benchmark) suffered a greater drop, with a decline of -17.69% for the 12-month period ended March 31, 2020.

The trailing 12-month performance figures shown above were driven primarily by the steep fall in global equity markets during the first quarter of 2020. Throughout the last nine months of 2019, equity markets managed to generate positive gains at the broad asset class level despite economic growth slowing globally. US equity markets led other developed international markets, while emerging markets lagged the most, mainly due to slowing growth in China.

Several things were already hampering international economic growth prior to the spread of COVID-19 in the first quarter of 2020. Manufacturing was in a mild recession across the globe. The growth slowdown was most pronounced in Europe and China. Lackluster growth in the Eurozone, along with the ongoing Brexit saga in the United Kingdom increased uncertainty around the future of Europe. China’s economy had been slowing during the period, as continued trade rhetoric with the U.S. escalated tensions between the world’s two largest economies. However in the fourth quarter of 2019, the US and China agreed to a “Phase One” trade deal, that reduces some US tariffs on Chinese goods while boosting Chinese purchases of American goods, and delayed further confrontations during the period. The resulting reduction in uncertainty was welcomed by markets.

The biggest market moving news during this period was the spread of the COVID-19 virus. In March 2020, the World Health Organization officially labeled COVID-19 a global pandemic amid a rapid escalation in the number of affected countries, confirmed cases, and deaths. In an effort to slow the spread of COVID-19, global governments enacted social distancing measures that led to the widespread closure of businesses. The resulting slowdown in activity led to a massive spike in unemployment.

In response to the shutdown of economic activity, central banks across the globe implemented unprecedented levels of monetary stimulus. In the US, the Fed cut rates to 0%, announced unlimited bond buying (known as quantitative easing or QE) and re-instated several programs used during the financial crisis in 2008-2009. In Europe, the ECB restarted its QE program, with 870 billion euros in planned purchases and lowered its policy rate to -0.75%. The European Union also relaxed fiscal rules to allow member countries more flexibility in managing deficits. In addition to monetary stimulus, in the US, Congress passed a $2.3 trillion economic relief plan, which included direct payments to citizens and expanded unemployment benefits.

Throughout this 12-month period investors preferred growth stocks over value stocks and large cap stocks over small cap stocks globally. In the first quarter of 2020, as markets fell swiftly, lower beta, a measure of the risk arising from exposure to general market movements, and quality stocks were sought after in an attempt by investors to reduce overall risk.

For the 12-month period ending March 31, 2020, the Mercer Emerging Markets Equity Fund trailed the MSCI Emerging Markets Equity® Index by 1.85%. The Fund’s underperformance can mostly be explained by its exposures to value stocks and small cap stocks. Based on the MSCI Style® Indices, emerging market value

Mercer Emerging Markets Equity Fund

stocks lagged growth stocks by 15.2%, while emerging market small capitalization stocks trailed large cap stocks by 11.0% over the 12-month period. Along with these style headwinds, the Mercer Emerging Markets Equity Fund was also hurt on a relative basis from negative stock selection by certain sub-advisors.

The DFA portfolio in the Mercer Emerging Markets Equity Fund underperformed the MSCI Emerging Markets® Index over the trailing 12-month period. With low relative price (value) stocks generally underperforming high relative price (growth) stocks, the sleeve’s focus on value stocks was the primary driver of underperformance relative to the style-neutral index. With small cap stocks generally underperforming large cap stocks, the sleeve’s emphasis on smaller market cap stocks also detracted from relative performance.

The Mondrian sleeve outperformed the benchmark during this period. The most significant contributor of relative returns was stock selection within the Healthcare, Energy and Information Technology sectors. The portfolio is concentrated in companies with strong free cash flow generation and solid balance sheets, many with a net cash position. Mondrian’s defensive value discipline has produced good results over the long-term and protected on the downside during the market selloff in the first quarter of 2020.

The William Blair Emerging Markets strategy outperformed the MSCI Emerging Markets® Index over the trailing 12-month period ending March 31st, amid strong relative results in the first half of the year. The outperformance was driven by positive stock selection within Consumer Staples and Communication Services coupled with a natural resources underweighting. From a geographic perspective, strong stock selection within China, Brazil and Taiwan bolstered relative performance. Partially mitigating these positive effects were weak stock selection within Financials, as well as underweighting Information Technology and overweighting India.

Origin’s performance since inception (July 12, 2019) has been relatively strong, with returns outperforming the index by over 7% during the period. Chinese holdings in the Consumer Discretionary and Materials sectors have contributed most to that outperformance as have Technology names in Taiwan. More recently, Origin has continued to outperform during the COVID-19 crisis thanks to a heavier weighting to China, heavy exposure to internet based business models and crucially, full weighting in the largest three or four names in the benchmark which make up around 25% of the index.

The Copper Rock portfolio trailed the broad MSCI Emerging Markets® Index during the period, but did beat the MSCI Emerging Markets Small Cap® Index by over 2%. Copper Rock benefitted from having exposure to both growth and momentum, which outperformed value within small cap stocks as well.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2020

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index

As of March 31, 2020

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index from May 1, 2012, which is the inception date of the Fund, through March 31, 2020. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World® Index.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2020, the Fund’s Y-3 share class performance was -8.16% compared to its benchmark return of -10.39%. Performance for the Fund is reported net of fees and operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2020, the Fund employed five sub-advisors, Acadian Asset Management LLC (Acadian), Martingale Asset Management, LP (Martingale), Wellington Management Company LLP (Wellington), Veritas Asset Management LLC (Veritas) and Parametric Portfolio Associates LLC (Parametric).

Acadian is the Fund’s dedicated minimum variance manager for developed economies outside the US. The strategy applies a quantitative investment process, using mathematical and statistical methods, to the EAFE + Canada universe of securities and emphasizes low-volatility securities, low correlations between securities and a high degree of portfolio diversification with the goal of constructing a portfolio with lower levels of absolute volatility compared to the benchmark. Additionally, the strategy applies Acadian’s stock forecast and top-down alpha model, which measures the active return on an investment for performance as compared with a suitable market index, in order to enhance the returns. The portfolio does not employ tight constraints vs the benchmark across capitalization and/or sectors, enhancing its ability to more effectively manage portfolio volatility.

Martingale is the Fund’s dedicated minimum variance manager for the US region. The strategy uses a systematic process of investing in stocks with lower stock price volatility and attractive fundamental factors such as value, quality and momentum. The portfolio aims to deliver equity-like market returns with lower volatility and less downside risk than the market index. Martingale’s core process includes reconstituting the Russell 1000 into a proprietary “Stability Index”, which Martingale believes more accurately reflects stock risk properties based on longer-term company fundamentals as well as high frequency short-term risk signals. The strategy is managed against the derived Stability, which measures the degree of change (or stability) of the market, index by applying stock and industry alpha forecasting models and optimizing to minimize the portfolio’s absolute volatility.

Wellington uses a bottom-up stock selection process with a focus on individual companies, rather than the macroeconomic cycles and market cycles, which have a high degree of earnings stability and predictability and that are often overlooked by other investors. Wellington believes that stability of cash flows is undervalued in companies that either do not meet the specific criteria of growth, quality or value investors, or are in areas of the market (small capitalization, certain sectors or geographies) not normally associated with stability.

Veritas uses an unconstrained, fundamentally driven, rigorous research process with a long-term horizon. Veritas believes that companies with sustainable competitive advantage and benefitting from long-term drivers of growth, purchased at attractive valuations, will deliver performance in excess of the benchmark over time. The strategy may hold up to 20% cash.

Mercer Global Low Volatility Equity Fund

Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark with beta, a measure of the risk arising from exposure to general market movements, of 0.8.

Market Commentary and Fund Performance

As a group, global developed equity markets fell, as measured by the MSCI World® Index (the Fund’s benchmark), by 10.39% during the 12-month period ended March 31, 2020. U.S. equities, measured using the Russell 1000® Index fell 8.03% for the fiscal year. Compared to the U.S., international developed markets lagged, with the MSCI EAFE® Index returning -14.38% over the period. The MSCI Emerging Markets® Index suffered a greater drop, with a fall of -17.69% for the 12-month period ended March 31, 2020.

The trailing 12-month performance figures shown above were driven primarily by the steep fall in global equity markets during the first quarter of 2020. Throughout the last nine months of 2019, equity markets managed to generate positive gains at the broad asset class level despite economic growth slowing globally. US equity markets led other developed international markets, while emerging markets lagged the most, mainly due to a slowing China.

Several things were already hampering international economic growth prior to the spread of COVID-19 in Q1 of 2020. Manufacturing was in a mild recession across the globe. The growth slowdown was most pronounced in Europe and China. Lackluster growth in the Eurozone, along with the ongoing Brexit saga in the UK increased uncertainty around the future of Europe. China’s economy had been slowing during the period, as continued trade rhetoric escalated tensions between the world’s two largest economies. However in Q4 of 2019, the US and China agreed to a “Phase One” trade deal, which delayed further confrontations during the period. The resulting reduction in uncertainty was welcomed by markets.

The situation in the US was more positive as the weakness in manufacturing and business investment was offset by strong consumption spending. The strong US consumer was underpinned by solid job and wage growth, low levels of debt servicing and supportive monetary policy. The Federal Reserve announced four 25 bps interest rate cuts in the second half of 2019.

However, US investors still had to weigh the consequences of the impeachment inquiry into President Trump during the period. Although unlikely that the Senate would vote to remove the President, the implications of the proceedings on the 2020 election had to be assessed by investors.

The biggest market moving news during this period was the spread of the COVID-19 virus. In March 2020, the World Health Organization officially labeled COVID-19 a global pandemic amid a rapid escalation in the number of affected countries, confirmed cases, and deaths. In an effort to slow the spread of COVID-19, global governments enacted social distancing measures that led to the widespread closure of businesses. The resulting slowdown in activity led to a massive spike in unemployment.

In response to the shutdown of economic activity, central banks across the globe implemented unprecedented levels of monetary stimulus. In the US, the Fed cut rates to 0%, announced unlimited bond buying (or QE quantitative easing) and re-instated several programs used during the financial crisis in 2008-2009. In Europe, the ECB restarted its QE program, with 870 billion euros in planned purchases and lowered its policy rate to -0.75%. The European Union also relaxed fiscal rules to allow member countries more flexibility in managing deficits. In addition to monetary stimulus, in the US, Congress passed a $2.3 trillion economic relief plan, which included direct payments to citizens and expanded unemployment benefits.

Throughout this 12-month period investors preferred growth stocks over value stocks and large cap stocks over small cap stocks. In Q1, as markets fell swiftly, lower beta and quality stocks were sought after in an attempt to reduce overall risk.

Mercer Global Low Volatility Equity Fund

Acadian outperformed its benchmark, MSCI World ex US®, by 2.31% with benchmark returning -14.89% for the period. As cyclical, higher beta and higher volatility stocks performed poorly during the market sell-off, being invested in lower beta and lower volatility stocks was the main driver of positive excess returns. Approximately 82% of the portfolio was held in the lowest beta stocks, compared to roughly 36% for the index. In addition, 44% of the portfolio was held in the lowest volatility stocks, compared to roughly 27% for the index. Outperformance predominantly came from being underweight the Energy sector, as well as being overweight and strong security selection within Consumer Staples and Communication Services. Investments in Information Technology and Health Care were major detractors.

Martingale outperformed its benchmark Russell 1000 by 0.53% with benchmark returning -8.03%. The defensive nature of the strategy led to a meaningful level of outperformance during the sell-off in the most recent quarter. While the strategy’s lower beta was helpful in 2020Q1, it also caused significant underperformance in 2019Q4, when the market rallied sharply. From a style perspective, low beta was the main contributor to outperformance while a smaller cap size than the index was the largest detractor. Underweight to Energy and positions in Industrials, Financials and Materials contributed to outperformance. Underweight to Information Technology and security selection within the sector were a major detractor.

Wellington outperformed its benchmark MSCI World® by 2.2% with its benchmark, MSCI World®, returning -10.39%. Relative outperformance came predominately from strong security selection in the Financials, Industrials, Real Estate, and Materials sectors. Not holding Oil, Gas, & Consumable Fuel stocks, one of the worst performing sub-sectors within Energy during the period, also added to positive relative performance. Conversely, security selection in Health Care and an underweight to Information Technology detracted from relative performance. From a market cap perspective, an overweight allocation to mid-cap stocks (market cap between $2B and $10B) detracted from relative performance as large cap stocks were widely favored during the onset of the COVID-19 pandemic.

Veritas outperformed its benchmark MSCI World® by 7.05% with benchmark returning -10.39%. Given that there had been signs of economic strain even before COVID-19 onset, the portfolio positioning had been focused on the solvency of companies should a recession be forthcoming. This has benefited the performance. Strategy’s concentration on quality companies with high return on capital, high barriers to entry and visibility and predictability of management should lead to any negative operational effect from the global lockdown to be short lived. During the market sell-off Veritas took the opportunity to add to some existing positions and buy a number of new positions almost fully utilizing its fifteen percent position in cash. The main area of weakness over the 12-month period had been, aerospace companies including Airbus and Safran and the Spanish airport operator Aena. However, Veritas believes that these companies suffer from short-term liquidity but not solvency issues. The main positive contributors over the period involved companies benefitting from increased online activity, such as Alphabet (owns YouTube) and Charter Communications, companies in the Healthcare space helping to lower drug pricing (Cigna, CVS Health) and produce critical medical devices and services (Baxter International, ThermoFisher).

Parametric utilizes exchange-traded futures replicating the Fund’s benchmark with beta of 0.8, aiming to provide broad, passive, equity market exposure to the Fund’s liquidity sleeve and seeking to create positive returns on assets that would have otherwise been earning cash or cash equivalent returns. Performance differences versus the benchmark are largely a result of cash flow effects related to daily subscription/redemption activity and through financing costs of futures relative to interest earned on cash.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small

Mercer Global Low Volatility Equity Fund

and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivatives (such as futures, forwards, options, or swaps), which may cause the Fund to experience greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify the risk of loss for the Fund. The Fund may experience high portfolio turnover which may result in higher transaction costs and capital gains.

Mercer Funds

March 31, 2020

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index

As of March 31, 2020

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index from November 6, 2012, which is the inception date of the Fund, through March 31, 2020. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	COMMON STOCKS — 95.9%

	Basic Materials — 2.5%
59,796	Celanese Corp. Class A	4,388,429
75,674	CF Industries Holdings, Inc.	2,058,333
188,223	DuPont de Nemours, Inc.	6,418,404
35,500	Eastman Chemical Co.	1,653,590
211,700	Freeport-McMoRan, Inc.	1,428,975
99,400	Huntsman Corp.	1,434,342
19,700	International Paper Co.	613,261
16,975	LyondellBasell Industries NV Class A	842,469
71,990	Newmont Corp.	3,259,707

		22,097,510

	Communications — 16.0%
35,772	Alibaba Group Holding, Ltd., ADR*	6,956,939
8,590	Alphabet, Inc. Class A*	9,981,150
16,710	Alphabet, Inc. Class C*	19,430,555
92,775	Altice USA, Inc. Class A*	2,067,955
7,137	Amazon.com, Inc.*	13,915,152
11,500	Arista Networks, Inc.*	2,329,325
340,120	AT&T, Inc.	9,914,498
200	Booking Holdings, Inc.*	269,064
213,081	Cisco Systems, Inc.	8,376,214
167,494	Comcast Corp. Class A	5,758,444
138,849	eBay, Inc.	4,173,801
151,864	Facebook, Inc. Class A*	25,330,915
25,068	Netflix, Inc.*	9,413,034
6,699	Shopify, Inc. Class A*	2,793,014
38,034	Tencent Holdings, Ltd., ADR	1,867,089
4,148	Trade Desk, Inc. (The) Class A* ‡	800,564
96,197	Uber Technologies, Inc.*	2,685,820
191,930	Verizon Communications, Inc.	10,312,399
51,410	Walt Disney Co. (The)	4,966,206

		141,342,138

	Consumer, Cyclical — 8.8%
1,629	AutoZone, Inc.*	1,378,134
26,247	Best Buy Co., Inc.	1,496,079
2,868	Chipotle Mexican Grill, Inc. Class A*	1,876,819
13,672	Costco Wholesale Corp.	3,898,297
1,106	Cummins, Inc.	149,664
133,176	Delta Air Lines, Inc.	3,799,511
43,270	Dollar General Corp.	6,534,203
83,700	Dollar Tree, Inc.*	6,149,439
19,900	DR Horton, Inc.	676,600
8,800	Five Below, Inc.*	619,344
123,403	General Motors Co.	2,564,314
11,776	Home Depot, Inc. (The)	2,198,697
80,311	Kering SA, ADR	4,165,732

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Consumer, Cyclical — continued
67,900	Lowe’s Cos., Inc.	5,842,795
17,913	Lululemon Athletica, Inc.*	3,395,409
12,481	LVMH Moet Hennessy Louis Vuitton SE, ADR	928,711
18,730	Magna International, Inc.	597,862
122,464	NIKE, Inc. Class B	10,132,671
26,300	PulteGroup, Inc.	587,016
129,787	Starbucks Corp.	8,532,197
10,511	Tesla, Inc.*	5,507,764
6,200	Ulta Salon Cosmetics & Fragrance, Inc.*	1,089,340
100,158	Walgreens Boots Alliance, Inc.	4,582,229
7,267	Whirlpool Corp.‡	623,509

		77,326,336

	Consumer, Non-cyclical — 25.0%
227,849	Abbott Laboratories	17,979,565
37,594	AbbVie, Inc.	2,864,287
152,834	Adyen NV, ADR*	2,618,046
17,800	Alexion Pharmaceuticals, Inc.*	1,598,262
23,460	Align Technology, Inc.*	4,080,867
29,282	Amgen, Inc.	5,936,340
193,100	Archer-Daniels-Midland Co.	6,793,258
131,471	AstraZeneca Plc, ADR	5,871,495
42,918	Automatic Data Processing, Inc.	5,866,032
6,580	Biogen, Inc.*	2,081,780
23,906	BioMarin Pharmaceutical, Inc.*	2,020,057
59,629	Boston Scientific Corp.*	1,945,694
33,400	Bristol-Myers Squibb Co.	1,861,716
222,784	Cardinal Health, Inc.	10,680,265
36,700	Cigna Corp.*	6,502,506
244,564	Conagra Brands, Inc.	7,175,508
12,064	Constellation Brands, Inc. Class A	1,729,495
178,100	CVS Health Corp.	10,566,673
12,036	Danaher Corp.	1,665,903
26,194	DaVita, Inc.*	1,992,316
9,905	DexCom, Inc.*	2,667,119
81,462	Eli Lilly & Co.	11,300,409
19,691	Estee Lauder Cos., Inc. (The) Class A	3,137,564
6,260	FleetCor Technologies, Inc.*	1,167,740
45,990	Gartner, Inc.*	4,579,224
15,400	Gilead Sciences, Inc.	1,151,304
11,204	Guardant Health, Inc.* ‡	779,798
26,700	Horizon Therapeutics Plc*	790,854
5,984	Humana, Inc.	1,879,096
3,889	Illumina, Inc.*	1,062,164
35,200	Ingredion, Inc.	2,657,600
3,061	Intuitive Surgical, Inc.*	1,515,838
14,500	Jazz Pharmaceuticals Plc*	1,446,230
79,600	Johnson & Johnson	10,437,948
54,500	Kroger Co. (The)	1,641,540

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Consumer, Non-cyclical — continued
29,119	McKesson Corp.	3,938,636
13,500	Medtronic Plc	1,217,430
92,700	Merck & Co., Inc.	7,132,338
76,600	Molson Coors Brewing Co. Class B	2,988,166
132,500	Mondelez International, Inc. Class A	6,635,600
89,280	Mylan NV*	1,331,165
91,317	PayPal Holdings, Inc.*	8,742,689
382,070	Pfizer, Inc.	12,470,765
14,830	Regeneron Pharmaceuticals, Inc.*	7,241,341
8,562	S&P Global, Inc.	2,098,118
20,249	Square, Inc. Class A*	1,060,643
58,720	Tyson Foods, Inc. Class A	3,398,126
12,070	Vertex Pharmaceuticals, Inc.*	2,872,056
11,900	Zimmer Biomet Holdings, Inc.	1,202,852
82,917	Zoetis, Inc.	9,758,502

		220,132,920

	Energy — 2.3%
149,328	BP Plc, ADR	3,642,110
254,500	Canadian Natural Resources, Ltd.	3,448,475
23,900	Chevron Corp.	1,731,794
159,100	ConocoPhillips	4,900,280
27,100	Hess Corp.	902,430
345,181	Marathon Oil Corp.	1,135,646
231,400	Occidental Petroleum Corp.	2,679,612
18,078	Phillips 66	969,885
36,690	Royal Dutch Shell Plc Class B, ADR	1,198,295

		20,608,527

	Financial — 16.3%
67,100	Allstate Corp. (The)	6,155,083
97,518	Ally Financial, Inc.	1,407,185
169,700	American International Group, Inc.	4,115,225
7,169	American Tower Corp. REIT	1,561,050
52,808	Ameriprise Financial, Inc.	5,411,764
567,730	Annaly Capital Management, Inc. REIT	2,878,391
486,500	Banco Santander SA, ADR‡	1,143,275
264,710	Bank of America Corp.	5,619,793
191,072	Bank of New York Mellon Corp. (The)	6,435,305
24,766	Berkshire Hathaway, Inc. Class B*	4,527,968
3,100	BlackRock, Inc.	1,363,907
21,800	Charles Schwab Corp. (The)	732,916
253,185	Citigroup, Inc.	10,664,152
60,019	Comerica, Inc.	1,760,958
11,590	Discover Financial Services	413,415
66,773	Equitable Holdings, Inc.	964,870
94,900	Equity Residential REIT	5,856,279
51,530	Essent Group, Ltd.	1,357,300
65,161	Fifth Third Bancorp	967,641

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Financial — continued
76,047	Franklin Resources, Inc.	1,269,224
217,732	Host Hotels & Resorts, Inc. REIT	2,403,761
23,616	JPMorgan Chase & Co.	2,126,149
57,360	KKR & Co., Inc. Class A	1,346,239
2,720	M&T Bank Corp.	281,330
73,297	Mastercard, Inc. Class A	17,705,623
176,749	MetLife, Inc.	5,403,217
44,999	Morgan Stanley	1,529,966
1,850	PNC Financial Services Group, Inc. (The)	177,082
21,700	Popular, Inc.	759,500
45,349	Regency Centers Corp. REIT	1,742,762
175,394	Regions Financial Corp.	1,573,284
4,940	Simon Property Group, Inc. REIT	271,008
172,830	SLM Corp.‡	1,242,648
3,045	State Street Corp.	162,207
165,481	Synchrony Financial	2,662,589
156,300	Truist Financial Corp.	4,820,292
380,970	Two Harbors Investment Corp. REIT	1,451,496
109,174	Visa, Inc. Class A	17,590,115
70,684	Vornado Realty Trust REIT	2,559,468
69,728	Voya Financial, Inc.‡	2,827,470
197,197	Wells Fargo & Co.	5,659,554
248,830	Western Union Co. (The)‡	4,511,288

		143,412,749

	Industrial — 5.6%
9,190	Boeing Co. (The)	1,370,597
55,663	Caterpillar, Inc.	6,459,134
43,300	Chart Industries, Inc.*	1,254,834
78,073	CORTEVA, Inc.*	1,834,715
45,000	Crown Holdings, Inc.*	2,611,800
62,664	CSX Corp.	3,590,647
2,346	Dover Corp.	196,923
6,000	FedEx Corp.	727,560
182,738	Howmet Aerospace, Inc.	2,934,772
6,304	Huntington Ingalls Industries, Inc.	1,148,652
95,933	Johnson Controls International Plc	2,586,354
22,200	Northrop Grumman Corp.	6,716,610
38,200	Raytheon Co.	5,009,930
9,665	Rockwell Automation, Inc.	1,458,545
9,300	Stanley Black & Decker, Inc.	930,000
55,504	Textron, Inc.	1,480,292
18,365	Union Pacific Corp.	2,590,200
12,090	Waste Management, Inc.	1,119,050
30,193	Waters Corp.*	5,496,636

		49,517,251

	Technology — 18.7%
52,770	Accenture Plc Class A	8,615,230
62,296	Adobe, Inc.*	19,825,079

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Technology — continued
36,462	Apple, Inc.	9,271,922
7,780	Atlassian Corp. Plc Class A*	1,067,883
30,908	Autodesk, Inc.*	4,824,739
26,900	Broadcom, Inc.	6,377,990
14,901	Citrix Systems, Inc.	2,109,237
11,798	Coupa Software, Inc.* ‡	1,648,535
1,700	Electronic Arts, Inc.*	170,289
131,000	Intel Corp.	7,089,720
8,900	IPG Photonics Corp.*	981,492
1,101	Lam Research Corp.	264,240
137,700	Marvell Technology Group, Ltd.	3,116,151
40,700	Micron Technology, Inc.*	1,711,842
222,521	Microsoft Corp.	35,093,787
18,712	MSCI, Inc. Class A	5,407,019
26,490	NVIDIA Corp.	6,982,764
37,309	NXP Semiconductors NV	3,094,035
182,639	Oracle Corp.	8,826,943
49,617	QUALCOMM, Inc.	3,356,590
6,972	RingCentral, Inc. Class A*	1,477,436
101,406	salesforce.com, Inc.*	14,600,436
31,848	Seagate Technology Plc	1,554,182
36,228	ServiceNow, Inc.*	10,382,220
21,525	Splunk, Inc.*	2,717,101
30,760	Teradyne, Inc.	1,666,269
15,387	Twilio, Inc. Class A* ‡	1,376,983
12,367	Workday, Inc. Class A*	1,610,431

		165,220,545

	Utilities — 0.7%
109,600	Edison International	6,004,984

	TOTAL COMMON STOCKS (COST $1,019,415,501)	845,662,960

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	Mutual Fund - Securities Lending Collateral — 0.0%
267,594	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.32%## **	267,594

	U.S. Government and Agency Obligations — 0.1%
750,000	United States Treasury Bill, 0.09%, due 07/02/20*** ‡‡	749,827

	TOTAL SHORT-TERM INVESTMENTS (COST $1,016,367)	1,017,421

	TOTAL INVESTMENTS — 96.0% (Cost $1,020,431,868)	846,680,381

	Other Assets and Liabilities (net) — 4.0%	35,534,793

	NET ASSETS — 100.0%	$882,215,174

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Notes to Schedule of Investments:

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

##	The rate disclosed is the 7-day net yield as of March 31, 2020.

*	Non-income producing security.

**	Represents an investment of securities lending cash collateral.

***	All or a portion of this security is pledged for open futures collateral.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
204	S&P 500 E-mini Index	Jun 2020	$26,210,940	$1,007,143
17	S&P Mid 400 E-mini Index	Jun 2020	2,444,260	(76,964)

				$930,179

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	95.9
Futures Contracts	0.1
Short-Term Investments	0.1
Other Assets and Liabilities (net)	3.9

100.0%

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	COMMON STOCKS — 92.4%

	Basic Materials — 2.3%
142,634	Allegheny Technologies, Inc.*	1,212,389
41,000	Cabot Corp.	1,070,920
13,100	Celanese Corp. Class A	961,409
70,200	Chemours Co. (The)	622,674
129,400	Cleveland-Cliffs, Inc.‡	511,130
26,400	Eastman Chemical Co.	1,229,712
39,112	FMC Corp.	3,195,059
113,700	Huntsman Corp.	1,640,691
56,300	Koppers Holdings, Inc.*	696,431
113,503	Orion Engineered Carbons SA	846,732
30,035	Quaker Chemical Corp.‡	3,792,820
17,400	Reliance Steel & Aluminum Co.	1,524,066
92,941	RPM International, Inc.	5,529,990
35,900	Schweitzer-Mauduit International, Inc.	998,738
41,400	Steel Dynamics, Inc.	933,156

		24,765,917

	Communications — 5.2%
164,125	8x8, Inc.* ‡	2,274,773
65,100	AMC Networks, Inc. Class A*	1,582,581
75,640	Anaplan, Inc.*	2,288,866
80,500	Cars.com, Inc.*	346,150
27,190	CDW Corp.	2,536,011
120,932	Ciena Corp.*	4,814,303
30,194	Cogent Communications Holdings, Inc.	2,475,002
215,337	Discovery, Inc. Class C*	3,777,011
214,200	Entercom Communications Corp. Class A‡	366,282
64,760	Etsy, Inc.*	2,489,375
27,148	Expedia Group, Inc.	1,527,618
5,000	F5 Networks, Inc.*	533,150
115,668	GCI Liberty, Inc. Class A*	6,589,606
37,054	Interpublic Group of Cos., Inc. (The)	599,904
151,034	Juniper Networks, Inc.	2,890,791
48,464	Liberty Broadband Corp. Class C*	5,365,934
115,330	Liberty Latin America, Ltd. Class A*	1,213,272
208,386	Liberty Latin America, Ltd. Class C*	2,138,040
2,008	LogMeIn, Inc.	167,226
274,600	Meet Group, Inc. (The)*	1,611,902
18,406	MSG Networks, Inc. Class A* ‡	187,741
28,053	Nexstar Media Group, Inc. Class A‡	1,619,500
9,700	Preformed Line Products Co.	483,351
27,986	Q2 Holdings, Inc.* ‡	1,652,853
78,300	TEGNA, Inc.	850,338
260,268	Vonage Holdings Corp.*	1,881,738
122,169	Yelp, Inc. Class A*	2,202,707

		54,466,025

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Consumer, Cyclical — 14.8%
34,929	Advance Auto Parts, Inc.	3,259,574
22,100	Alaska Air Group, Inc.	629,187
6,900	Allegiant Travel Co. Class A	564,420
62,800	Allison Transmission Holdings, Inc.	2,047,908
83,200	American Axle & Manufacturing Holdings, Inc.*	300,352
77,200	American Eagle Outfitters, Inc.	613,740
383,281	BJ’s Wholesale Club Holdings, Inc.* ‡	9,762,167
42,700	BorgWarner, Inc.	1,040,599
19,400	Brinker International, Inc.‡	232,994
37,000	Brunswick Corp.	1,308,690
41,700	Buckle, Inc. (The)‡	571,707
45,838	Burlington Stores, Inc.*	7,263,489
260,026	Cannae Holdings, Inc.*	8,708,271
22,200	Capri Holdings, Ltd.*	239,538
91,050	Carter’s, Inc.	5,984,717
16,791	Casey’s General Stores, Inc.	2,224,640
20,910	Cavco Industries, Inc.*	3,030,695
45,177	Cinemark Holdings, Inc.‡	460,354
27,328	Columbia Sportswear Co.	1,906,675
47,030	Core-Mark Holding Co., Inc.	1,343,647
4,486	Cracker Barrel Old Country Store, Inc.‡	373,325
52,700	Dick’s Sporting Goods, Inc.	1,120,402
19,000	Dillard’s, Inc. Class A‡	702,050
52,683	Dorman Products, Inc.*	2,911,789
56,690	Eldorado Resorts, Inc.* ‡	816,336
41,100	Ethan Allen Interiors, Inc.	420,042
341,730	Extended Stay America, Inc.	2,498,046
87,416	Five Below, Inc.*	6,152,338
37,810	Floor & Decor Holdings, Inc. Class A*	1,213,323
39,400	Foot Locker, Inc.	868,770
59,836	Freshpet, Inc.*	3,821,725
31,200	Genesco, Inc.*	416,208
47,200	GMS, Inc.*	742,456
61,600	Goodyear Tire & Rubber Co. (The)	358,512
15,100	Group 1 Automotive, Inc.	668,326
45,000	Harley-Davidson, Inc.‡	851,850
41,200	Haverty Furniture Cos., Inc.	489,868
59,200	Hawaiian Holdings, Inc.	618,048
47,600	Herman Miller, Inc.	1,056,720
56,600	Hibbett Sports, Inc.*	618,921
143,500	JetBlue Airways Corp.*	1,284,325
16,828	Johnson Outdoors, Inc. Class A	1,055,116
64,400	Knoll, Inc.	664,608
28,200	Kohl’s Corp.	411,438
81,600	La-Z-Boy, Inc.	1,676,880
10,200	Lear Corp.	828,750
27,661	Lithia Motors, Inc. Class A	2,262,393
32,446	Live Nation Entertainment, Inc.*	1,474,995
193,380	LKQ Corp.*	3,966,224

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Consumer, Cyclical — continued
14,668	Madison Square Garden Co. (The) Class A*	3,100,962
53,136	MDC Holdings, Inc.	1,232,755
204,350	Meritor, Inc.*	2,707,638
42,600	Methode Electronics, Inc.	1,125,918
53,100	Miller Industries, Inc.	1,501,668
27,473	MSC Industrial Direct Co., Inc. Class A	1,510,191
27,500	Navistar International Corp.*	453,475
22,800	Norwegian Cruise Line Holdings, Ltd.*	249,888
492,200	Office Depot, Inc.	807,208
42,738	Polaris, Inc.	2,057,835
32,586	Pool Corp.	6,411,947
43,500	PulteGroup, Inc.	970,920
25,200	PVH Corp.	948,528
152,173	Resideo Technologies, Inc.*	736,517
4,700	RH*	472,209
84,700	Sally Beauty Holdings, Inc.* ‡	684,376
25,400	ScanSource, Inc.*	543,306
49,800	Signet Jewelers, Ltd.‡	321,210
41,091	SiteOne Landscape Supply, Inc.* ‡	3,025,119
50,635	Six Flags Entertainment Corp.	634,963
32,100	SkyWest, Inc.	840,699
41,300	Sonic Automotive, Inc. Class A‡	548,464
159,822	Texas Roadhouse, Inc. Class A	6,600,649
19,900	Thor Industries, Inc.‡	839,382
31,700	Toll Brothers, Inc.	610,225
80,370	Toro Co. (The)	5,231,283
90,500	TRI Pointe Group, Inc.*	793,685
53,100	Triton International, Ltd.	1,373,697
27,054	UniFirst Corp.	4,087,589
23,400	Vail Resorts, Inc.	3,456,414
90,600	Wabash National Corp.	654,132
138,132	Wendy’s Co. (The)	2,055,404
19,900	Whirlpool Corp.	1,707,420
15,500	Williams-Sonoma, Inc.	659,060
23,600	Winnebago Industries, Inc.	656,316
103,654	World Fuel Services Corp.	2,610,008
41,200	Wyndham Destinations, Inc.	894,040

		154,952,248

	Consumer, Non-cyclical — 24.9%
85,212	Acadia Healthcare Co., Inc.*	1,563,640
37,730	Acceleron Pharma, Inc.* ‡	3,390,795
144,100	ACCO Brands Corp.	727,705
15,310	Alnylam Pharmaceuticals, Inc.* ‡	1,666,493
12,313	Argenx SE, ADR*	1,621,991
37,624	Ascendis Pharma AS, ADR* ‡	4,236,839
46,452	Avalara, Inc.*	3,465,319
32,296	Bio-Rad Laboratories, Inc. Class A*	11,321,686
7,096	Bio-Techne Corp.	1,345,543

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Consumer, Non-cyclical — continued
55,358	Blueprint Medicines Corp.*	3,237,336
150,909	Booz Allen Hamilton Holding Corp. Class A	10,358,394
17,375	Bright Horizons Family Solutions, Inc.*	1,772,250
234,534	Catalent, Inc.*	12,184,041
77,600	Central Garden & Pet Co. Class A*	1,984,232
41,364	Charles River Laboratories International, Inc.*	5,220,550
35,093	Chegg, Inc.* ‡	1,255,628
13,708	Chemed Corp.	5,938,306
12,577	CONMED Corp.	720,285
4,612	CoStar Group, Inc.*	2,708,212
25,400	DaVita, Inc.*	1,931,924
51,700	Deluxe Corp.	1,340,581
22,640	DexCom, Inc.*	6,096,273
24,628	Encompass Health Corp.	1,576,931
79,943	Evo Payments, Inc. Class A*	1,223,128
10,611	FTI Consulting, Inc.*	1,270,879
26,789	Gartner, Inc.*	2,667,381
50,754	Globus Medical, Inc. Class A*	2,158,568
28,619	Grand Canyon Education, Inc.*	2,183,200
19,790	Haemonetics Corp.*	1,972,271
147,453	Harsco Corp.*	1,027,747
13,201	Helen of Troy, Ltd.*	1,901,340
69,912	Horizon Therapeutics Plc*	2,070,793
532,000	Hostess Brands, Inc. Class A*	5,671,120
35,720	ICON Plc, ADR*	4,857,920
20,415	ICU Medical, Inc.*	4,119,135
93,002	Immunomedics, Inc.* ‡	1,253,667
84,849	Ingles Markets, Inc. Class A	3,068,140
34,900	Ingredion, Inc.	2,634,950
94,500	Innoviva, Inc.*	1,111,320
55,992	Insperity, Inc.	2,088,502
42,606	Insulet Corp.*	7,058,962
184,040	Ironwood Pharmaceuticals, Inc.* ‡	1,856,964
49,032	Jazz Pharmaceuticals Plc*	4,890,452
17,200	JM Smucker Co. (The)	1,909,200
21,155	Lancaster Colony Corp.	3,059,859
50,275	Lannett Co., Inc.* ‡	349,411
63,100	Lantheus Holdings, Inc.*	805,156
149,378	Laureate Education, Inc. Class A*	1,569,963
21,818	LHC Group, Inc.*	3,058,884
36,800	Mallinckrodt Plc* ‡	72,864
33,100	ManpowerGroup, Inc.	1,753,969
28,029	MarketAxess Holdings, Inc.	9,321,605
45,600	MEDNAX, Inc.*	530,784
33,450	Molina Healthcare, Inc.*	4,673,299
54,986	Momenta Pharmaceuticals, Inc.*	1,495,619
17,143	Morningstar, Inc.	1,992,874
125,571	Neurocrine Biosciences, Inc.*	10,868,170
171,038	Nielsen Holdings Plc	2,144,816

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Consumer, Non-cyclical — continued
124,919	Nomad Foods, Ltd.*	2,318,497
53,800	Owens & Minor, Inc.‡	492,270
27,635	Paylocity Holding Corp.*	2,440,723
12,424	Penumbra, Inc.* ‡	2,004,364
35,910	Performance Food Group Co.*	887,695
38,900	Pilgrim’s Pride Corp.*	704,868
26,252	PRA Health Sciences, Inc.*	2,179,966
211,930	Premier, Inc. Class A*	6,934,350
42,400	Prestige Consumer Healthcare, Inc.*	1,555,232
49,480	Quest Diagnostics, Inc.	3,973,244
12,450	Reata Pharmaceuticals, Inc. Class A* ‡	1,797,033
21,200	Repligen Corp.*	2,046,648
54,850	Resources Connection, Inc.	601,704
175,770	Ritchie Bros Auctioneers, Inc.	6,007,819
110,464	Rocket Pharmaceuticals, Inc.* ‡	1,540,973
133,930	Sabre Corp.	794,205
47,320	Sage Therapeutics, Inc.* ‡	1,359,030
38,305	Sarepta Therapeutics, Inc.* ‡	3,746,995
45,000	Select Medical Holdings Corp.*	675,000
62,500	SpartanNash Co.	895,000
63,678	STERIS Plc	8,913,010
80,357	TransUnion	5,318,026
17,066	TriNet Group, Inc.*	642,706
58,000	TrueBlue, Inc.*	740,080
12,700	United Rentals, Inc.*	1,306,830
27,300	Universal Corp.	1,206,933
10,220	Universal Health Services, Inc. Class B	1,012,598
72,673	Viad Corp.	1,542,848
24,600	Weis Markets, Inc.	1,024,836
65,625	West Pharmaceutical Services, Inc.	9,991,406
16,650	WEX, Inc.*	1,740,757

		260,753,512

	Energy — 1.1%
8,600	Arch Coal, Inc. Class A	248,540
110,075	Callon Petroleum Co.* ‡	60,310
144,100	CNX Resources Corp.*	766,612
70,400	Delek US Holdings, Inc. ‡	1,109,504
35,910	Dril-Quip, Inc.* ‡	1,095,255
117,600	Gulfport Energy Corp.* ‡	52,297
131,035	HollyFrontier Corp.	3,211,668
37,300	Laredo Petroleum, Inc.*	14,166
21,021	Murphy USA, Inc.*	1,773,332
216,657	Parsley Energy, Inc. Class A	1,241,445
118,718	PBF Energy, Inc. Class A	840,523
190,000	Southwestern Energy Co.* ‡	321,100
62,159	TPI Composites, Inc.*	918,710

		11,653,462

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Financial — 15.7%
95,000	Ally Financial, Inc.	1,370,850
110,508	American Campus Communities, Inc. REIT	3,066,597
217,300	Annaly Capital Management, Inc. REIT	1,101,711
72,360	Apollo Global Management, Inc. Class A	2,424,060
95,000	Ares Capital Corp.‡	1,024,100
101,234	Ares Management Corp. Class A	3,131,168
57,515	Arthur J. Gallagher & Co.	4,688,048
48,281	Artisan Partners Asset Management, Inc. Class A	1,037,559
155,400	Associated Banc-Corp.	1,987,566
65,500	Assured Guaranty, Ltd.	1,689,245
83,663	Atlantic Union Bankshares Corp.	1,832,220
60,760	Axis Capital Holdings, Ltd.	2,348,374
38,600	Bank of NT Butterfield & Son, Ltd. (The)	657,358
69,900	BankUnited, Inc.	1,307,130
33,800	Berkshire Hills Bancorp, Inc.	502,268
248,300	BlackRock Capital Investment Corp.‡	546,260
129,000	Braemar Hotels & Resorts, Inc. REIT	219,300
193,700	Brandywine Realty Trust REIT	2,037,724
80,900	Brixmor Property Group, Inc. REIT	768,550
6,897	C&F Financial Corp.	275,190
140,800	Cadence BanCorp Class A	922,240
445,600	Cedar Realty Trust, Inc. REIT	415,789
99,300	Chimera Investment Corp. REIT	903,630
53,000	CIT Group, Inc.	914,780
170,300	City Office, Inc. REIT	1,231,269
162,900	CNO Financial Group, Inc.	2,018,331
29,100	Comerica, Inc.	853,794
65,496	CoreCivic, Inc. REIT	731,590
28,798	CoreSite Realty Corp. REIT	3,337,688
81,230	Cousins Properties, Inc. REIT	2,377,602
118,900	DiamondRock Hospitality Co. REIT	604,012
139,600	Diversified Healthcare Trust REIT	506,748
210,185	Easterly Government Properties, Inc. REIT	5,178,958
47,500	Equity LifeStyle Properties, Inc. REIT	2,730,300
42,858	Essent Group, Ltd.	1,128,880
10,700	Everest Re Group, Ltd.	2,058,894
21,700	Federal Agricultural Mortgage Corp. Class C	1,207,171
53,724	Fidelity National Financial, Inc.	1,336,653
35,500	Financial Institutions, Inc.	643,970
184,900	First Horizon National Corp.	1,490,294
19,300	First Republic Bank	1,588,004
36,000	Flagstar Bancorp, Inc.	713,880
102,600	FNB Corp.	756,162
155,600	Franklin Street Properties Corp. REIT	891,588
51,200	Gaming and Leisure Properties, Inc. REIT	1,418,752
70,640	Glacier Bancorp, Inc.	2,402,113
57,400	Global Net Lease, Inc. REIT	767,438
38,600	Great Western Bancorp, Inc.	790,528
35,900	Hancock Whitney Corp.	700,768

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Financial — continued
48,700	Hanmi Financial Corp.	528,395
32,800	Heritage Insurance Holdings, Inc.	351,288
138,200	Hope Bancorp, Inc.	1,136,004
86,500	Horizon Bancorp, Inc.	852,890
69,000	Independent Bank Corp.	888,030
59,200	Industrial Logistics Properties Trust REIT	1,038,368
50,600	International Bancshares Corp.	1,360,128
101,700	Invesco Mortgage Capital, Inc. REIT	346,797
83,088	Kemper Corp.	6,179,255
20,084	Kinsale Capital Group, Inc.	2,099,381
23,000	Lazard, Ltd. Class A	541,880
20,000	Legg Mason, Inc.	977,000
154,400	Lexington Realty Trust REIT Class B	1,533,192
52,900	Lincoln National Corp.	1,392,328
44,240	LPL Financial Holdings, Inc.	2,407,983
262,500	MFA Financial, Inc. REIT	406,875
141,500	MGIC Investment Corp.	898,525
17,678	Mid-America Apartment Communities, Inc. REIT	1,821,364
139,500	Navient Corp.	1,057,410
59,200	New Mountain Finance Corp.	402,560
103,317	Newmark Group, Inc. Class A	439,097
788,168	Oaktree Specialty Lending Corp.	2,553,664
55,083	Office Properties Income Trust REIT	1,501,012
31,800	Omega Healthcare Investors, Inc. REIT	843,972
119,200	Outfront Media, Inc. REIT	1,606,816
60,200	PennyMac Mortgage Investment Trust REIT	639,324
187,956	Physicians Realty Trust REIT	2,620,107
124,000	Piedmont Office Realty Trust, Inc. REIT Class A	2,189,840
72,554	Pinnacle Financial Partners, Inc.	2,723,677
25,500	Popular, Inc.	892,500
75,567	Preferred Apartment Communities, Inc. REIT Class A‡	542,571
18,000	Preferred Bank	608,760
193,200	Prospect Capital Corp.‡	821,100
76,700	Radian Group, Inc.	993,265
154,500	Regions Financial Corp.	1,385,865
17,800	Reinsurance Group of America, Inc. Class A	1,497,692
83,500	Retail Properties of America, Inc. REIT Class A	431,695
6,493	Retail Value, Inc. REIT	79,539
16,264	RLI Corp.	1,430,094
69,400	RLJ Lodging Trust REIT	535,768
52,300	Sabra Healthcare, Inc. REIT	571,116
51,600	Sandy Spring Bancorp, Inc.	1,168,224
59,600	Service Properties Trust REIT	321,840
34,723	Signature Bank	2,791,382
81,300	SITE Centers Corp. REIT	423,573
394,659	Summit Hotel Properties, Inc. REIT‡	1,665,461
40,688	Sun Communities, Inc. REIT	5,079,897
66,700	Tanger Factory Outlet Centers REIT‡	333,500
138,809	TCF Financial Corp.	3,145,412

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Financial — continued
44,983	Terreno Realty Corp. REIT	2,327,870
157,256	THL Credit, Inc.	416,728
72,400	Universal Insurance Holdings, Inc.	1,297,408
110,400	Unum Group	1,657,104
314,000	VEREIT, Inc. REIT	1,535,460
99,200	Voya Financial, Inc.	4,022,560
14,400	Walker & Dunlop, Inc.	579,888
94,522	Webster Financial Corp.	2,164,554
111,969	Western Alliance Bancorp	3,427,371
73,600	Western Union Co. (The)	1,334,368
4,898	White Mountains Insurance Group, Ltd.	4,457,180
85,000	Xenia Hotels & Resorts, Inc. REIT	875,500
75,000	Zions Bancorp NA	2,007,000

		164,796,511

	Government — 0.0%
33,800	Banco Latinoamericano de Comercio Exterior SA	348,478

	Industrial — 14.6%
43,670	Advanced Energy Industries, Inc.*	2,117,558
32,057	Aerojet Rocketdyne Holdings, Inc.*	1,340,944
14,700	AGCO Corp.	694,575
311,162	Air Transport Services Group, Inc.*	5,688,041
33,013	Albany International Corp. Class A	1,562,505
42,100	Apogee Enterprises, Inc.	876,522
30,063	AptarGroup, Inc.	2,992,471
18,712	Arcosa, Inc.	743,615
95,220	Argan, Inc.	3,291,755
24,527	Armstrong World Industries, Inc.	1,947,934
15,200	Arrow Electronics, Inc.*	788,424
67,155	Atkore International Group, Inc.*	1,414,956
31,300	Atlas Air Worldwide Holdings, Inc.*	803,471
41,200	Benchmark Electronics, Inc.	823,588
53,600	Briggs & Stratton Corp.‡	97,016
61,300	Builders FirstSource, Inc.*	749,699
66,867	Cognex Corp.	2,823,125
66,783	Colfax Corp.*	1,322,303
68,558	Comfort Systems USA, Inc.	2,505,795
35,801	Eagle Materials, Inc.	2,091,494
30,401	ESCO Technologies, Inc.	2,307,740
101,766	Exponent, Inc.	7,317,993
102,632	Federal Signal Corp.	2,799,801
56,127	FLIR Systems, Inc.	1,789,890
75,700	Flowserve Corp.	1,808,473
9,217	Forward Air Corp.	466,841
31,915	Generac Holdings, Inc.*	2,973,520
65,754	Gibraltar Industries, Inc.*	2,822,162
68,693	Graco, Inc.	3,347,410
426,375	GrafTech International, Ltd.‡	3,462,165

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Industrial — continued
58,200	Greif, Inc. Class A	1,809,438
26,143	HEICO Corp.	1,950,529
35,540	HEICO Corp. Class A	2,271,006
44,427	Helios Technologies, Inc.	1,684,672
78,320	Hexcel Corp.	2,912,721
36,500	Howmet Aerospace, Inc.	586,190
10,900	Huntington Ingalls Industries, Inc.	1,986,089
15,380	IDEX Corp.	2,124,132
249,647	Ingersoll Rand, Inc.* ‡	6,191,246
40,295	J.B. Hunt Transport Services, Inc.	3,716,408
82,100	Jabil, Inc.	2,018,018
24,693	Kaman Corp.	949,940
76,959	KBR, Inc.	1,591,512
40,380	Lincoln Electric Holdings, Inc.	2,786,220
33,000	Matthews International Corp. Class A	798,270
3,944	Mettler-Toledo International, Inc.*	2,723,371
31,534	Nordson Corp.	4,259,297
111,634	nVent Electric Plc	1,883,266
104,000	O-I Glass, Inc.	739,440
18,665	Old Dominion Freight Line, Inc.	2,449,968
36,100	Oshkosh Corp.	2,322,313
26,500	Owens Corning	1,028,465
36,416	RBC Bearings, Inc.*	4,107,361
24,900	Regal Beloit Corp.	1,567,455
43,100	Sanmina Corp.*	1,175,768
117,315	Schneider National, Inc. Class B	2,268,872
38,900	Silgan Holdings, Inc.	1,128,878
41,500	SMART Global Holdings, Inc.*	1,008,450
7,100	Snap-on, Inc.	772,622
26,600	Spirit AeroSystems Holdings, Inc. Class A	636,538
13,206	SYNNEX Corp.	965,359
18,325	Teledyne Technologies, Inc.*	5,447,473
41,800	Textron, Inc.	1,114,806
37,300	Timken Co. (The)	1,206,282
42,400	TopBuild Corp.*	3,037,536
53,170	Trex Co., Inc.* ‡	4,261,044
68,178	Trimble, Inc.*	2,170,106
93,600	Trinity Industries, Inc.‡	1,504,152
35,700	Trinseo SA	646,527
107,400	TTM Technologies, Inc.*	1,110,516
94,000	Universal Logistics Holdings, Inc.	1,231,400
33,185	US Ecology, Inc.	1,008,824
82,300	Vishay Intertechnology, Inc.	1,185,943
60,100	Westrock Co.	1,698,426
20,381	Woodward, Inc.	1,211,447

		153,020,082

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Technology — 12.7%
69,823	1Life Healthcare, Inc.*	1,267,287
58,894	ACI Worldwide, Inc.*	1,422,290
18,000	Amdocs, Ltd.	989,460
293,300	Avaya Holdings Corp.* ‡	2,372,797
106,630	Black Knight, Inc.*	6,190,938
25,216	Blackline, Inc.*	1,326,614
24,079	Broadridge Financial Solutions, Inc.	2,283,412
26,900	Cadence Design Systems, Inc.*	1,776,476
78,080	CDK Global, Inc.	2,564,928
42,750	Ceridian HCM Holding, Inc.* ‡	2,140,492
43,800	CSG Systems International, Inc.	1,833,030
84,088	Cubic Corp.	3,473,675
46,600	Diodes, Inc.*	1,893,591
67,975	DXC Technology Co.	887,074
70,570	Entegris, Inc.	3,159,419
34,023	Envestnet, Inc.*	1,829,757
38,311	EPAM Systems, Inc.*	7,112,820
11,575	Fair Isaac Corp.*	3,561,512
24,144	Five9, Inc.*	1,846,050
48,050	Fortinet, Inc.*	4,861,218
68,637	Guidewire Software, Inc.*	5,443,600
59,045	HubSpot, Inc.* ‡	7,864,204
18,100	Insight Enterprises, Inc.*	762,553
37,033	j2 Global, Inc.‡	2,771,920
53,783	MKS Instruments, Inc.	4,380,625
16,375	Monolithic Power Systems, Inc.	2,742,157
292,384	NCR Corp.* ‡	5,175,197
101,153	Nutanix, Inc. Class A* ‡	1,598,217
11,889	NXP Semiconductors NV	985,955
117,300	ON Semiconductor Corp.*	1,459,212
24,584	Pegasystems, Inc.	1,751,118
127,400	Pitney Bowes, Inc.‡	259,896
25,202	Power Integrations, Inc.	2,226,093
77,529	Rapid7, Inc.*	3,359,332
78,970	RealPage, Inc.*	4,179,882
36,990	Science Applications International Corp.	2,760,564
42,200	Seagate Technology Plc	2,059,360
44,735	Semtech Corp.*	1,677,563
61,264	Silicon Laboratories, Inc.*	5,232,558
29,413	Smartsheet, Inc. Class A*	1,220,934
31,285	Splunk, Inc.*	3,949,106
38,725	SS&C Technologies Holdings, Inc.	1,696,930
13,300	Teradyne, Inc.	720,461
22,350	Twilio, Inc. Class A* ‡	2,000,101
20,715	Tyler Technologies, Inc.*	6,143,240
55,500	Xerox Holdings Corp.*	1,051,170
37,001	Zebra Technologies Corp. Class A*	6,793,384

		133,058,172

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Utilities — 1.1%
37,100	AES Corp.	504,560
48,700	National Fuel Gas Co.	1,816,023
54,200	NRG Energy, Inc.	1,477,492
81,004	OGE Energy Corp.	2,489,253
69,261	Portland General Electric Co.	3,320,372
98,100	Vistra Energy Corp.	1,565,676

		11,173,376

	TOTAL COMMON STOCKS (COST $1,234,317,197)	968,987,783

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.4%

	Mutual Fund - Securities Lending Collateral — 0.3%
3,556,353	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.32%## **	3,556,353

	U.S. Government and Agency Obligations — 0.1%
1,000,000	United States Treasury Bill, 0.09%, due 07/02/20*** ‡‡	999,770

	TOTAL SHORT-TERM INVESTMENTS (COST $4,554,717)	4,556,123

	TOTAL INVESTMENTS — 92.8% (Cost $1,238,871,914)	973,543,906

	Other Assets and Liabilities (net) — 7.2%	75,000,858

	NET ASSETS — 100.0%	$1,048,544,764

Notes to Schedule of Investments:

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

##	The rate disclosed is the 7-day net yield as of March 31, 2020.

*	Non-income producing security.

**	Represents an investment of securities lending cash collateral.

***	All or a portion of this security is pledged for open futures collateral.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
524	Russell 2000 E-mini Index	Jun 2020	$30,067,120	$51,766
214	S&P Mid 400 E-mini Index	Jun 2020	30,768,920	(189,710)

				$(137,944)

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	92.4
Futures Contracts	(0.0	)*
Short-Term Investments	0.4
Other Assets and Liabilities (net)	7.2

	100.0%

*Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	COMMON STOCKS — 92.1%

	Australia — 2.9%
224,400	AGL Energy, Ltd.	2,391,204
49,220	Altium, Ltd.	876,507
161,600	Ansell, Ltd.	2,740,440
305,986	APA Group	1,944,525
92,665	Aristocrat Leisure, Ltd.	1,193,050
172,734	Aurizon Holdings, Ltd.	445,261
154,500	Australia & New Zealand Banking Group, Ltd.	1,657,973
1,987,600	Beach Energy, Ltd.	1,448,257
294,129	BGP Holdings Plc* ****	—
142,720	BHP Group, Ltd.‡	2,581,773
67,359	BHP Group, Ltd., ADR	2,471,402
364,800	BlueScope Steel, Ltd.	1,979,761
296,029	Coles Group, Ltd.	2,786,949
87,136	Collins Foods, Ltd.	293,372
116,188	Computershare, Ltd.	685,505
96,726	CSL, Ltd.	17,459,385
129,840	Downer EDI, Ltd.	235,138
1,053,310	Fortescue Metals Group, Ltd.	6,401,484
1,233,793	Genworth Mortgage Insurance Australia, Ltd.	1,673,046
872,100	Harvey Norman Holdings, Ltd.‡	1,565,410
731,800	Inghams Group, Ltd.‡	1,464,835
118,064	Integrated Research, Ltd.	187,014
149,500	Lendlease Group	935,707
701,700	Link Administration Holdings, Ltd.	1,376,165
720,307	Mayne Pharma Group, Ltd.* ‡	140,863
42,269	McMillan Shakespeare, Ltd.	186,271
975,300	Metcash, Ltd.‡	1,877,652
1,454,500	Mirvac Group REIT	1,915,504
39,547	Newcrest Mining, Ltd.	552,909
216,087	Pendal Group, Ltd.	583,076
810,700	Perenti Global, Ltd.	300,417
898,400	Qantas Airways, Ltd.	1,753,439
172,826	Rio Tinto, Ltd.	9,102,943
318,433	Scentre Group REIT	313,717
911,644	Stockland REIT	1,453,276
423,669	Super Retail Group, Ltd.‡	1,188,686
83,137	Vocus Communications, Ltd.*	129,790
38,063	Wesfarmers, Ltd.	815,586
64,995	WiseTech Global, Ltd.‡	674,389
84,237	Woolworths Group, Ltd.	1,831,450

	Total Australia	77,614,131

	Austria — 0.2%
99,401	ams AG* ‡	978,793
18,000	Erste Group Bank AG	331,916
2,909	Kapsch TrafficCom AG	55,176
64,200	OMV AG	1,765,405

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Austria — continued
20,843	Verbund AG	751,574
112,743	Wienerberger AG	1,774,532

	Total Austria	5,657,396

	Belgium — 0.5%
66,193	Ageas	2,740,204
69,704	bpost SA	490,199
11,816	Galapagos NV*	2,332,551
8,433	Melexis NV	444,102
79,015	UCB SA	6,826,021

	Total Belgium	12,833,077

	Bermuda — 0.2%
72,158	Avance Gas Holding, Ltd. 144A	146,052
484,100	Esprit Holdings, Ltd.*	40,874
141,653	Golden Ocean Group, Ltd.	443,863
231,565	Hiscox, Ltd.	2,646,866
70,900	Hongkong Land Holdings, Ltd.	265,202
1,289,000	Shenzhen International Holdings, Ltd.	2,345,370

	Total Bermuda	5,888,227

	Brazil — 0.5%
26,700	BR Malls Participacoes SA	51,376
239,360	Cia Energetica de Minas Gerais, ADR	406,912
541,000	JBS SA	2,121,609
660,826	Localiza Rent a Car SA	3,350,890
785,523	Magazine Luiza SA	5,905,129
157,800	Trisul SA	220,578

	Total Brazil	12,056,494

	Canada — 0.8%
53,048	Agnico-Eagle Mines, Ltd.	2,093,819
31,900	Canadian Tire Corp., Ltd. Class A‡	1,903,668
40,391	Descartes Systems Group Inc. (The)*	1,373,751
35,700	Dorel Industries, Inc. Class B‡	37,623
25,900	Exco Technologies, Ltd.‡	97,897
7,817	Fairfax Financial Holdings, Ltd.	2,369,402
69,441	Franco-Nevada Corp.	6,859,942
129,100	Gran Colombia Gold Corp.* ‡	367,341
58,800	Loblaw Cos., Ltd.	2,997,112
101,700	Medical Facilities Corp.	249,365
168,200	Seven Generations Energy, Ltd. Class A*	183,166
30,026	Thomson Reuters Corp.	2,022,618

	Total Canada	20,555,704

	Cayman Islands — 1.9%
59,000	Alibaba Group Holding, Ltd., ADR*	11,474,320
300,000	China Medical System Holdings, Ltd.	323,482

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Cayman Islands — continued
3,542,000	China Resources Cement Holdings, Ltd.	4,208,589
214,500	China Yongda Automobiles Services Holdings, Ltd.	173,979
479,500	CK Hutchison Holdings, Ltd.	3,216,442
82,940	GDS Holdings, Ltd., ADR*	4,808,032
2,917,000	IGG, Inc.	1,734,557
3,714,000	Jiangnan Group, Ltd.*	143,486
3,247,000	Lee & Man Paper Manufacturing, Ltd.	1,958,571
31,515	Momo, Inc., ADR	683,560
222,350	Tencent Holdings, Ltd.	10,844,723
9,510,000	Tongda Group Holdings, Ltd.	542,187
1,834,000	United Laboratories International Holdings, Ltd. (The)	1,473,714
5,634,000	WH Group, Ltd. 144A	5,233,199
3,048,000	Xinyi Glass Holdings, Ltd.	3,473,394

	Total Cayman Islands	50,292,235

	China — 0.3%
21,118	China Life Insurance Co., Ltd., ADR	206,112
2,710,500	China Railway Construction Corp., Ltd. Class H	3,024,917
8,758,000	China Telecom Corp., Ltd. Class H	2,642,905
88,750	Shandong Gold Mining Co., Ltd. Class H 144A	212,253
628,600	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	1,064,649
614,000	Zijin Mining Group Co., Ltd. Class H	228,901

	Total China	7,379,737

	Denmark — 2.0%
761	AP Moller - Maersk AS Class A	628,460
1,900	Ascendis Pharma AS, ADR*	213,959
195,149	Danske Bank AS	2,201,624
63,400	DFDS AS*	1,441,415
91,570	DSV AS	8,298,890
17,549	Genmab AS*	3,545,455
8,044	GN Store Nord AS	358,401
54,453	ISS AS‡	747,061
39,269	Jyske Bank AS*	976,094
389,159	Novo Nordisk AS Class B	23,365,212
29,523	Novo Nordisk AS, ADR	1,777,285
148,620	Novozymes AS Class B	6,745,373
68,746	Pandora AS‡	2,228,242
10,560	SimCorp AS	884,629
88,810	Sydbank AS	1,252,194

	Total Denmark	54,664,294

	Finland — 0.8%
32,172	Caverion OYJ	149,693
86,134	Fortum OYJ	1,259,969
308,878	Neste OYJ	10,408,566
916,469	Nokia OYJ, ADR	2,841,054
230,914	Nordea Bank Abp	1,301,490

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Finland — continued
289,264	Outokumpu OYJ* ‡	716,707
172,598	TietoEVRY OYJ‡	3,734,403
119,573	Wartsila OYJ Abp‡	874,203

	Total Finland	21,286,085

	France — 9.9%
67,120	Air Liquide SA	8,559,171
39,100	Arkema SA	2,690,086
304,281	AXA SA	5,242,218
200,379	BNP Paribas SA	6,009,529
29,300	BNP Paribas SA, ADR	441,258
78,800	Bouygues SA	2,300,583
25,391	Cap Gemini SA	2,136,940
246,322	Cie de Saint-Gobain	5,958,362
44,728	Cie Generale des Etablissements Michelin SCA	3,960,640
178,086	CNP Assurances	1,734,248
59,201	Coface SA	378,066
12,776	Covivio REIT	716,827
655,272	Credit Agricole SA	4,778,062
180,624	Danone SA	11,589,608
120,569	Dassault Systemes SE	17,788,410
141,060	Edenred	5,873,580
19,626	Electricite de France SA	153,983
661,934	Engie SA	6,812,065
25,305	EssilorLuxottica SA	2,716,170
11,450	Ipsen SA	591,301
42,863	IPSOS	902,685
74,112	L’Oreal SA	19,353,717
3,500	L’Oreal SA, ADR	183,750
200,402	Legrand SA	12,811,798
25,604	LVMH Moet Hennessy Louis Vuitton SE	9,455,405
125,400	Metropole Television SA	1,402,953
536,500	Natixis SA‡	1,735,449
115,945	Nexans SA	3,424,231
44,967	Nexity SA	1,378,257
117,452	Pernod Ricard SA	16,620,662
146,686	Peugeot SA‡	1,945,664
35,500	Quadient	621,239
64,292	Renault SA	1,242,175
251,009	Rexel SA	1,860,857
42,069	Safran SA	3,678,757
287,254	Sanofi	25,160,528
445,781	Schneider Electric SE	38,184,498
34,976	Schneider Electric SE, ADR	598,090
51,200	Societe BIC SA	2,849,089
159,400	Societe Generale SA	2,667,751
22,350	Sopra Steria Group	2,439,346
64,586	SPIE SA	645,563
17,915	Suez‡	181,595

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	France — continued
45,703	Teleperformance	9,490,362
219,200	Television Francaise 1	1,192,843
218,500	TOTAL SA‡	8,429,913
14,076	Valeo SA	234,189
174,011	Veolia Environnement SA	3,703,529
18,925	Veolia Environnement SA, ADR	401,589
73,224	Vivendi SA	1,563,093
5,800	Vivendi SA, ADR	125,512

	Total France	264,916,196

	Germany — 6.5%
30,541	Aareal Bank AG	507,278
7,769	adidas AG	1,778,087
2,500	adidas AG, ADR	278,675
58,281	Allianz SE	9,995,106
47,200	Aurubis AG	1,950,942
43,077	BASF SE	2,071,399
156,656	Bayer AG	9,148,640
78,800	BMW AG	4,115,814
6,506	Continental AG	473,346
108,519	Covestro AG 144A	3,353,728
280,493	Daimler AG	8,560,741
4,641	Deutsche Boerse AG	634,260
199,311	Deutsche Lufthansa AG	1,893,348
233,239	Deutsche Pfandbriefbank AG	1,783,302
311,818	Deutsche Post AG	8,559,140
151,407	Deutsche Telekom AG	1,994,442
252,856	Deutsche Wohnen SE	9,611,596
86,787	Deutz AG	319,398
94,500	Evonik Industries AG	2,007,427
113,657	Fresenius SE & Co. KGaA	4,249,205
161,994	GEA Group AG	3,318,605
39,223	HeidelbergCement AG	1,701,933
24,745	HelloFresh SE*	827,788
19,554	Henkel AG & Co. KGaA	1,465,978
64,800	HUGO BOSS AG	1,658,611
211,937	Infineon Technologies AG	3,158,267
88,038	K+S AG‡	519,224
65,653	Kloeckner & Co. SE	240,437
29,802	Koenig & Bauer AG	574,151
7,586	Lanxess AG	302,139
30,754	LEG Immobilien AG	3,457,028
18,131	Merck KGaA	1,870,419
249,901	METRO AG	2,151,704
24,640	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,955,324
173,387	Puma SE	10,304,937
44,482	Rheinmetall AG	3,158,516
153,321	SAP SE	17,519,199
115,004	Siemens AG	9,847,504

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Germany — continued
26,544	Siemens Healthineers AG 144A	1,047,828
44,513	Siltronic AG	3,318,702
36,192	Software AG	1,082,679
197,927	Symrise AG Class A	18,648,761
135,371	TAG Immobilien AG	2,672,548
42,000	Talanx AG*	1,439,553
18,000	Volkswagen AG, ADR	235,800
128,039	Vonovia SE	6,278,873

	Total Germany	175,042,382

	Hong Kong — 0.7%
1,884,600	AIA Group, Ltd.	16,958,476
120,500	China Mobile, Ltd.	910,581
253,000	Techtronic Industries Co., Ltd.	1,630,204

	Total Hong Kong	19,499,261

	Hungary — 0.2%
229,600	MOL Hungarian Oil & Gas Plc	1,346,246
177,913	Richter Gedeon Nyrt	3,338,901

	Total Hungary	4,685,147

	India — 0.3%
506,240	HDFC Bank, Ltd.	5,669,912
297,611	Nippon Life Asset Management, Ltd. 144A	990,695

	Total India	6,660,607

	Indonesia — 0.0%
3,540,700	Bank Negara Indonesia Persero Tbk PT	826,552

	Ireland — 0.5%
225,100	C&C Group Plc	547,559
73,614	CRH Plc, ADR	1,975,800
64,792	Kerry Group Plc Class A	7,389,899
61,931	Ryanair Holdings Plc, ADR*	3,287,917

	Total Ireland	13,201,175

	Israel — 0.3%
14,730	Check Point Software Technologies, Ltd.*	1,480,954
7,611	Hilan, Ltd.	239,952
348,700	Teva Pharmaceutical Industries, Ltd.*	3,178,434
24,889	Wix.com, Ltd.*	2,509,309

	Total Israel	7,408,649

	Italy — 1.9%
1,395,800	A2A SpA	1,727,642
164,798	Anima Holding SpA 144A	440,186
95,967	Assicurazioni Generali SpA‡	1,300,656

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Italy — continued
84,905	Atlantia SpA‡	1,058,813
69,713	Azimut Holding SpA	1,001,024
201,618	Banca Mediolanum SpA	1,023,267
353,252	Banca Popolare di Sondrio SCPA	531,649
496,716	BPER Banca	1,518,957
55,054	Datalogic SpA‡	641,518
2,429,788	Enel SpA	16,825,719
369,483	Eni SpA	3,716,496
111,114	Esprinet SpA	390,963
70,195	Eurotech SpA* ‡	384,343
1,448,059	Intesa Sanpaolo SpA	2,351,493
408,279	Leonardo SpA	2,702,232
356,854	Mediobanca Banca di Credito Finanziario SpA	1,957,276
36,100	Prada SpA	105,407
423,451	Reno de Medici SpA	253,410
278,436	Rizzoli Corriere Della Sera Mediagroup SpA	220,994
553,667	Saras SpA	514,044
403,430	Societa Cattolica di Assicurazioni SC	1,990,552
3,202,292	Telecom Italia SpA* ‡	1,302,865
400,725	UniCredit SpA	3,121,494
840,869	Unipol Gruppo SpA	2,876,847
1,078,000	UnipolSai Assicurazioni SpA	2,638,769

	Total Italy	50,596,616

	Japan — 24.0%
31,900	77 Bank, Ltd. (The)	411,067
35,600	Adastria Co., Ltd.	398,516
39,100	Advantest Corp.‡	1,561,856
110,400	Aeon Co., Ltd.	2,444,016
17,800	Aeon Financial Service Co. Ltd.	189,640
2,200	AEON REIT Investment Corp. REIT	2,098,666
234,000	AGC, Inc.	5,728,232
104,300	Ajinomoto Co., Inc.	1,935,642
145,300	Alps Alpine Co., Ltd.‡	1,402,353
24,200	Altech Corp.	324,734
44,000	Aozora Bank, Ltd.	835,594
136,500	Arisawa Manufacturing Co., Ltd.‡	1,009,458
150,000	Asahi Kasei Corp.	1,055,947
5,300	Asanuma Corp.	184,355
864,600	Astellas Pharma, Inc.	13,330,840
83,000	Avex, Inc.	651,558
32,200	Brother Industries, Ltd.	490,225
339,500	Canon, Inc.	7,385,290
45,400	Central Glass Co., Ltd.	787,487
315,294	Chiba Bank, Ltd. (The)‡	1,373,804
214,300	Chubu Electric Power Co., Inc.	3,009,084
13,800	Chugai Pharmaceutical Co., Ltd.	1,591,006
15,200	CMIC Holdings Co., Ltd.	201,447
57,500	Coca-Cola West Co., Ltd.	1,176,456

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Japan — continued
165,800	Credit Saison Co., Ltd.	1,917,685
89,100	Cybernet Systems Co., Ltd.	458,905
224,400	Dai-ichi Life Holdings, Inc.	2,674,792
275,200	Daicel Corp.	2,001,327
65,300	Daiichi Sanyko Co., Ltd.	4,474,850
37,600	Daiichikosho Co., Ltd.	998,350
21,600	Daikin Industries, Ltd.	2,623,543
111,200	Daiwa House Industry Co., Ltd.	2,743,106
17,200	Daiwabo Holdings Co., Ltd.	822,607
45,400	DD Holdings Co., Ltd.	333,367
85,100	DIC Corp.	1,873,950
32,900	Dip Corp.	527,138
9,800	Disco Corp.	1,926,302
51,300	Dowa Holdings Co., Ltd.	1,337,612
52,800	Eagle Industry Co., Ltd.	329,872
275,800	EDION Corp.	2,275,693
10,100	Eiken Chemical Co., Ltd.	183,391
25,500	Eisai Co., Ltd.	1,864,238
16,200	Enplas Corp.	316,479
77,700	EPS Holdings, Inc.	808,825
9,800	ESPEC Corp.‡	148,230
91,300	Ezaki Glico Co., Ltd.	3,815,050
15,600	FANUC Corp.	2,107,061
159,900	Fuji Corp.	2,433,575
78,900	Fuji Media Holdings, Inc.	783,536
14,000	Fujimi, Inc.‡	347,008
41,000	Fujitec Co., Ltd.	526,259
36,800	Fujitsu, Ltd.	3,307,571
120,900	Fukuoka Financial Group, Inc.	1,594,426
46,400	Furukawa Co., Ltd.	453,419
124,400	Futaba Industrial Co., Ltd.	523,778
36,300	Glory, Ltd.	833,167
23,700	Godo Steel, Ltd.	459,009
361,294	Hachijuni Bank, Ltd. (The)	1,303,741
17,800	Hankyu Hanshin Holdings, Inc.	596,982
326,100	Hazama Ando Corp.	2,071,351
72,300	Hirose Electric Co., Ltd.	7,469,024
92,500	Hitachi Capital Corp.‡	1,736,027
97,100	Hitachi Zosen Corp.	311,387
230,400	Hitachi, Ltd.	6,680,192
245,500	Honda Motor Co., Ltd.‡	5,499,235
36,000	Honda Motor Co., Ltd., ADR	808,560
22,300	Honeys Holdings Co., Ltd.	222,949
7,600	Hosokawa Micron Corp.	335,319
170,300	Hoya Corp.	14,427,834
124,900	Hulic Co., Ltd.	1,263,121
69,900	Ichinen Holdings Co., Ltd.‡	737,051
48,700	Ines Corp.	607,260
477,000	Inpex Corp.	2,670,571
3,277	Invesco Office J-Reit, Inc. REIT	427,221

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Japan — continued
256,000	Isuzu Motors, Ltd.	1,687,767
199,500	Ito En, Ltd.	10,526,236
317,400	ITOCHU Corp.‡	6,559,211
41,400	Jaccs Co., Ltd.	698,851
10,800	Jafco Co., Ltd.	280,396
105,600	Japan Airlines Co., Ltd.‡	1,935,546
153,300	Japan Aviation Electronics Industry, Ltd.	1,835,120
62,300	Japan Exchange Group, Inc.	1,096,432
21,900	Japan Petroleum Exploration Co., Ltd.‡	358,041
59,600	JTEKT Corp.	403,095
59,000	Juki Corp.	299,199
14,400	Kaga Electronics Co., Ltd.	225,622
17,500	Kaken Pharmaceutical Co., Ltd.	811,544
238,126	Kandenko Co., Ltd.	1,892,188
37,800	Kaneka Corp.	901,726
296,500	Kanematsu Corp.	3,033,065
250,800	Kansai Electric Power Co., Inc. (The)	2,786,442
173,700	Kansai Paint Co., Ltd.‡	3,298,942
119,500	Kanto Denka Kogyo Co., Ltd.	852,273
212,508	Kao Corp.	17,330,654
57,400	Kawasaki Heavy Industries, Ltd.‡	828,887
784,200	KDDI Corp.	23,087,116
3,200	Keihin Corp.	74,862
30,500	Keyence Corp.	9,803,616
22,200	Ki-Star Real Estate Co., Ltd.‡	230,365
60,600	Kintetsu World Express, Inc.	886,723
32,500	Kirindo Holdings Co., Ltd.	519,026
37,400	Kito Corp.	343,072
120,100	Kobayashi Pharmaceutical Co., Ltd.	11,088,972
18,700	Koei Tecmo Holdings Co., Ltd.	480,518
106,300	Komatsu, Ltd.	1,742,104
46,800	Konami Holdings Corp.	1,429,074
13,886	Kose Corp.‡	1,705,151
148,000	Kuraray Co., Ltd.	1,489,765
12,000	Kurimoto, Ltd.	209,786
20,700	Kurita Water Industries, Ltd.	476,434
3,000	Lawson, Inc.	164,349
32,400	Lion Corp.	692,350
60,500	LIXIL Group Corp.	749,323
25,000	Macnica Fuji Electronics Holdings, Inc.	309,052
515,400	Marubeni Corp.	2,559,353
55,100	Matsumotokiyoshi Holdings Co., Ltd.	2,011,394
39,100	Max Co., Ltd.	599,950
520,900	Mebuki Financial Group, Inc.	1,057,919
25,800	Medipal Holdings Corp.	480,258
53,200	Megmilk Snow Brand Co., Ltd.	1,205,945
18,200	Meidensha Corp.	271,883
457,700	Mitsubishi Chemical Holdings Corp.	2,712,358
172,200	Mitsubishi Gas Chemical Co., Inc.	1,863,036

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Japan — continued
49,000	Mitsubishi Heavy Industries, Ltd.	1,234,366
33,200	Mitsubishi Shokuhin Co., Ltd.	852,575
3,293,900	Mitsubishi UFJ Financial Group, Inc.	12,239,417
89,900	Mitsui Fudosan Co., Ltd.	1,548,721
31,900	Mitsui Mining & Smelting Co., Ltd.‡	530,281
3,003,500	Mizuho Financial Group, Inc.	3,423,730
91,200	Mizuho Leasing Co., Ltd.	1,768,968
332,800	MonotaRO Co., Ltd.‡	8,807,749
128,700	MS&AD Insurance Group Holdings, Inc.	3,590,434
242,200	Murata Manufacturing Co., Ltd.	12,210,104
39,700	Nakanishi, Inc.	525,741
67,900	NEC Corp.	2,467,558
35,800	NH Foods, Ltd.	1,242,642
14,600	Nihon Chouzai Co., Ltd.	221,795
146,600	Nihon House Holdings Co., Ltd.‡	395,945
219,200	Nihon Kohden Corp.	8,220,706
96,500	Nikkiso Co., Ltd.	715,776
14,200	Nintendo Co., Ltd.	5,455,037
49,100	Nintendo Co., Ltd., ADR	2,370,548
27,900	Nippon Chemi-Con Corp.	305,313
54,300	Nippon Electric Glass Co., Ltd.	724,501
3,300	Nippon Express Co., Ltd.	160,954
82,000	Nippon Soda Co., Ltd.	2,037,938
680,600	Nippon Telegraph & Telephone Corp.	16,086,455
49,200	Nisshin Oillio Group, Ltd. (The)	1,666,943
30,900	Nissin Foods Holdings Co., Ltd.	2,568,726
9,600	Nitto Denko Corp.	426,836
1,404,700	Nomura Holdings, Inc.	5,926,946
460,600	Nomura Research Institute, Ltd.	9,693,386
463,841	North Pacific Bank, Ltd.	872,956
120,300	NTT Data Corp.	1,152,440
297,900	NTT DOCOMO, Inc.	9,327,236
389,700	Obayashi Corp.	3,324,970
61,700	Obic Co., Ltd.	8,028,168
104,300	Oki Electric Industry Co., Ltd.	974,933
18,900	Okuwa Co., Ltd.	302,944
493,100	Olympus Corp.	7,088,284
149,100	Omron Corp.	7,725,801
24,000	Optorun Co., Ltd.	568,232
15,500	Organo Corp.	782,915
322,500	ORIX Corp.	3,862,729
40,100	Otsuka Holdings Co., Ltd.	1,563,640
406,400	Pan Pacific International Holdings Corp.	7,686,705
561,100	Panasonic Corp.	4,266,236
5,700	PCA Corp.‡	160,923
42,500	Prima Meat Packers, Ltd.	962,545
113,500	PS Mitsubishi Construction Co., Ltd.‡	536,425
30,300	Punch Industry Co., Ltd.‡	114,281
15,400	Quick Co., Ltd.	139,458

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Japan — continued
408,100	Recruit Holdings Co., Ltd.	10,495,904
57,800	Relia, Inc.	556,990
45,600	Renesas Electronics Corp.*	163,069
714,000	Resona Holdings, Inc.	2,139,925
58,600	Ricoh Co., Ltd.‡	428,586
197,700	Rohto Pharmaceutical Co., Ltd.	5,397,410
15,400	Ryobi, Ltd.	188,289
220,400	Sanki Engineering Co., Ltd.	2,464,290
53,700	Sankyu, Inc.	1,997,530
541,300	Santen Pharmaceutical Co., Ltd.	9,286,230
61,800	Sanwa Holdings Corp.	480,323
85,400	Sanyo Trading Co., Ltd.	649,919
40,100	Sawai Pharmaceutical Co., Ltd.	2,137,325
26,000	SBI Holdings, Inc.‡	377,790
123,600	Secom Co., Ltd.	10,235,462
87,300	Seibu Holdings, Inc.	957,514
165,600	Seiko Epson Corp.‡	1,784,891
56,200	Seven & i Holdings Co., Ltd.	1,848,464
209,700	Shimadzu Corp.	5,497,928
76,300	Shin-Etsu Chemical Co., Ltd.	7,531,887
35,500	Shindengen Electric Manufacturing Co., Ltd.	761,406
56,300	Shionogi & Co., Ltd.	2,759,267
80,900	Shiseido Co., Ltd.	4,759,876
208,900	SKY Perfect JSAT Holdings, Inc.	740,656
16,500	SMC Corp.	7,015,334
67,300	Sohgo Security Services Co., Ltd.	3,265,763
896,700	Sojitz Corp.	2,097,225
57,600	Sompo Holdings, Inc.	1,774,614
19,300	ST Corp.	285,336
46,900	Sugi Holdings Co., Ltd.	2,502,161
89,000	SUMCO Corp.	1,139,981
19,600	Sumitomo Bakelite Co., Ltd.	414,132
558,300	Sumitomo Chemical Co., Ltd.	1,650,156
189,500	Sumitomo Corp.	2,164,311
196,600	Sumitomo Electric Industries, Ltd.	2,059,760
128,500	Sumitomo Heavy Industries, Ltd.	2,308,425
414,700	Sumitomo Mitsui Construction Co., Ltd.	1,823,265
385,500	Sumitomo Mitsui Financial Group, Inc.	9,329,305
169,500	Sumitomo Mitsui Trust Holdings, Inc.	4,877,187
181,900	Sumitomo Rubber Industries, Ltd.	1,709,881
7,600	Sumitomo Seika Chemicals Co., Ltd.	186,589
41,900	Suzuken Co., Ltd.	1,521,082
18,700	SWCC Showa Holdings Co., Ltd.	173,779
192,100	T&D Holdings, Inc.	1,562,141
88,200	Taiyo Nippon Sanso Corp.	1,301,199
94,500	Takeda Pharmaceutical Co., Ltd., ADR*	1,434,510
51,500	Takeei Corp.	369,979
77,100	Tamura Corp.	280,850
15,800	TDK Corp.	1,217,755

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Japan — continued
148,300	Teijin, Ltd.	2,502,460
546,200	Terumo Corp.	18,708,714
6,900	TOA ROAD Corp.	191,209
33,900	TOC Co., Ltd.	183,444
116,700	Tokuyama Corp.	2,246,989
87,800	Tokyo Electric Power Co. Holdings, Inc.*	305,577
9,400	Tokyo Electron, Ltd.	1,760,529
3,200	Tokyo Electron, Ltd., ADR	148,960
29,600	Tokyo Ohka Kogyo Co., Ltd.	1,130,028
67,000	Tokyo Seimitsu Co., Ltd.	1,897,851
77,100	Tomy Co., Ltd.	541,769
29,700	Topcon Corp.	219,179
102,900	Toppan Printing Co., Ltd.	1,570,783
11,300	Toray Industries, Inc.	48,804
6,700	Torikizoku Co., Ltd.	99,846
27,000	Toshiba TEC Corp.	847,013
85,200	Towa Corp.	584,309
54,000	Towa Pharmaceutical Co., Ltd.	1,129,829
137,400	Toyo Construction Co., Ltd.	555,158
220,500	Toyo Suisan Kaisha, Ltd.	10,633,113
16,400	Toyo Tanso Co., Ltd.	211,353
141,400	Toyoda Gosei Co., Ltd.	2,414,818
65,800	Toyota Motor Corp.	3,945,498
64,400	Toyota Tsusho Corp.	1,510,148
26,800	Transaction Co., Ltd.	200,872
22,300	Transcosmos, Inc.*	393,440
23,000	Trend Micro, Inc.	1,131,537
73,500	TS Tech Co., Ltd.	1,734,575
16,600	Tsubakimoto Chain Co.	376,375
130,200	Ube Industries, Ltd.	1,987,313
62,400	Ulvac, Inc.	1,486,092
97,100	Ushio, Inc.	925,104
25,700	Valor Holdings Co., Ltd.	456,358
53,600	West Japan Railway Co.	3,656,076
56,400	World Co., Ltd.	779,308
249,400	Yamaha Motor Co., Ltd.	3,000,555
39,200	Yamato Holdings Co., Ltd.	612,769
24,100	Yellow Hat, Ltd.	334,177
230,800	Yokogawa Electric Corp.	2,768,694
152,400	Yokohama Rubber Co., Ltd. (The)	1,883,337
35,400	Yuasa Trading Co., Ltd.	933,058
885,600	Z Holdings Corp.	2,837,255

	Total Japan	642,306,049

	Luxembourg — 0.0%
62,274	ArcelorMittal SA ADR NYRS	581,016
53,689	eDreams ODIGEO SA* ‡	108,456

	Total Luxembourg	689,472

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Malaysia — 0.0%
565,800	Supermax Corp. Bhd	223,541
320,000	Tenaga Nasional Bhd	888,453

	Total Malaysia	1,111,994

	Marshall Islands — 0.0%
54,735	Costamare, Inc.	247,402

	Mauritius — 0.0%
6,759,900	Golden Agri-Resources, Ltd.	663,551

	Netherlands — 4.5%
25,500	Aalberts NV	602,360
139,872	ABN AMRO Bank NV, CVA 144A	1,142,280
13,229	Adyen NV*	11,138,718
1,657,408	Aegon NV	4,182,786
8,565	AerCap Holdings NV*	195,196
72,159	Airbus SE	4,657,927
48,291	Akzo Nobel NV	3,167,342
2,539	ASM International NV	252,741
62,795	ASML Holding NV	16,602,948
8,713	ASR Nederland NV	218,384
60,318	CNH Industrial NV	343,349
43,813	Core Laboratories NV	453,026
38,243	Euronext NV	2,834,129
6,442	EXOR NV	330,126
410,223	Fiat Chrysler Automobiles NV	2,941,002
94,716	Heineken NV	7,886,939
1,039,005	ING Groep NV	5,414,494
61,757	Intertrust NV 144A	769,149
344,100	Koninklijke Ahold Delhaize NV	8,011,823
1,250,969	Koninklijke BAM Groep NV	1,740,862
98,946	Koninklijke DSM NV	11,186,053
855,453	Koninklijke KPN NV	2,035,700
71,806	Koninklijke Philips NV	2,891,441
160,655	NN Group NV	4,316,887
38,282	NXP Semiconductors NV	3,174,726
207,756	Signify NV 144A	4,014,903
15,104	STMicroelectronics NV	327,093
264,013	STMicroelectronics NV (Euronext Exchange)	5,716,465
5,528	TKH Group NV, CVA, ADR	153,288
54,469	TomTom NV*	423,804
105,296	Unilever NV	5,161,359
54,272	Unilever NV ADR NYRS	2,647,931
39,425	Wolters Kluwer NV	2,788,751
35,305	X5 Retail Group NV, GDR	950,657
18,781	X5 Retail Group NV, Reg S, GDR‡‡‡	504,412

	Total Netherlands	119,179,051

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	New Zealand — 0.0%
141,210	Pushpay Holdings, Ltd.*	283,798
267,152	Sky City Entertainment Group, Ltd.	293,176
256,400	SKY Network Television, Ltd.*	42,412

	Total New Zealand	619,386

	Norway — 0.3%
17,245	Atea ASA*	144,558
100,400	Austevoll Seafood ASA	705,958
343,106	DNB ASA	3,809,697
161,649	Elkem ASA 144A	202,860
121,804	Equinor ASA	1,519,053
16,059	Grieg Seafood ASA	147,726
113,647	Nordic Semiconductor ASA*	499,041
85,317	Storebrand ASA‡	338,733

	Total Norway	7,367,626

	Philippines — 0.0%
6,261,800	Vista Land & Lifescapes, Inc.	503,251

	Portugal — 0.0%
782,528	Banco Espirito Santo SA* **** ^	—

	Russia — 0.9%
120,640,000	Federal Grid Co. Unified Energy System PJSC	247,108
2,069,170	Gazprom PJSC	4,798,047
426,500	Gazprom PJSC, ADR	1,964,889
21,108	LUKOIL PJSC	1,258,377
59,100	LUKOIL PJSC, ADR	3,496,356
62,672	Magnit PJSC	2,552,805
8,872	MMC Norilsk Nickel PJSC	2,209,058
125,400	MMC Norilsk Nickel PJSC, ADR	3,105,318
7,847	Polyus PJSC	1,074,926
45,975,000	ROSSETI PJSC	683,202
36,400	Tatneft PJSC, ADR	1,526,898

	Total Russia	22,916,984

	Singapore — 0.3%
259,300	United Overseas Bank, Ltd.	3,544,747
242,600	Venture Corp., Ltd.	2,301,745
3,718,700	Yangzijiang Shipbuilding Holdings, Ltd.	2,168,727

	Total Singapore	8,015,219

	South Africa — 0.0%
1,003,000	Old Mutual, Ltd.‡	644,956

	South Korea — 1.1%
75,731	Daeduck Electronics Co.	447,346
33,666	DB HiTek Co., Ltd.	590,801

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	South Korea — continued
5,961	Dong-A ST Co., Ltd.	390,284
100,031	Hansol Technics Co., Ltd.*	407,629
7,997	Hyundai Mobis Co., Ltd.	1,101,266
50,738	KAON Media Co., Ltd.	200,099
93,000	Kia Motors Corp.	1,967,702
329	LG Household & Health Care, Ltd.	300,963
67,205	Mcnex Co., Ltd.	1,419,689
79,203	Partron Co., Ltd.	487,291
19,389	S&T Motiv Co., Ltd.	436,259
508,562	Samsung Electronics Co., Ltd.	19,764,810
74,041	Samsung Engineering Co., Ltd.*	609,322
19,188	Seoul Semiconductor Co., Ltd.	183,944
8,800	SK Telecom Co., Ltd.	1,273,735
68,214	Top Engineering Co., Ltd.	475,948
24,083	Wemade Co., Ltd.	390,936
9,291	YAS Co., Ltd.	74,352

	Total South Korea	30,522,376

	Spain — 2.1%
252,484	Amadeus IT Group SA	11,912,828
801,200	Banco Santander SA	1,940,091
381,420	Cellnex Telecom SA	17,272,034
152,500	Enagas SA	3,018,105
200,300	Ence Energia y Celulosa SA‡	546,270
173,182	Ercros SA	430,820
1,159,101	Iberdrola SA	11,386,338
63,851	International Consolidated Airlines Group SA	169,312
20,191	Let’s GOWEX SA* **** ‡ ^	—
1,567,692	Mapfre SA	2,667,778
463,253	Mediaset Espana Comunicacion SA‡	1,709,963
402,108	Repsol SA	3,650,536
171,800	Telefonica SA, ADR	785,126

	Total Spain	55,489,201

	Sweden — 2.2%
51,973	Bilia AB Class A	320,568
268,778	Boliden AB	4,892,535
30,441	Coor Service Management Holding AB 144A	148,812
127,154	Electrolux AB Class B	1,580,990
127,154	Electrolux Professional AB Class B*	365,765
208,576	Elekta AB Class B‡	1,723,137
199,592	Epiroc AB Class A	1,975,612
15,140	Essity AB Class B	466,163
2,903	Getinge AB Class B	55,658
50,015	Haldex AB	128,450
177,811	Hennes & Mauritz AB Class B‡	2,284,388
199,942	Hexagon AB Class B	8,515,198
23,462	ICA Gruppen AB	987,605
14,539	Industrivarden AB Class C	283,388

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Sweden — continued
19,494	Investor AB Class A	883,731
28,733	Investor AB Class B	1,319,535
70,468	Inwido AB	405,342
122,591	Lindab International AB	948,591
56,623	Nobia AB	201,359
356,587	Samhallsbyggnadsbolaget i Norden AB	679,451
189,200	Sandvik AB	2,682,775
645,800	SAS AB* ‡	570,164
237,400	SKF AB Class B‡	3,261,128
364,851	Svenska Handelsbanken AB Class A*	3,050,672
38,509	Swedish Match AB	2,199,423
1,352,652	Telefonaktiebolaget LM Ericsson Class B	11,022,620
606,983	Volvo AB Class B	7,287,636

	Total Sweden	58,240,696

	Switzerland — 11.3%
96,199	Adecco Group AG	3,775,792
33,604	Alcon, Inc.*	1,705,929
11,105	Alcon, Inc. (New York Exchange)*	564,356
71,096	Arbonia AG* ‡	555,577
3,959	Bobst Group SA‡	179,092
4,000	Bucher Industries AG	1,056,920
95	Chocoladefabriken Lindt & Spruengli AG	798,421
65,382	Cie Financiere Richemont SA	3,564,533
4,449	Comet Holding AG*	456,922
499,600	Credit Suisse Group AG*	4,103,859
55,880	Dufry AG*	1,723,150
20,200	Flughafen Zurich AG	2,261,970
8,065	Geberit AG	3,539,196
8,590	Givaudan SA	26,493,637
762	Inficon Holding AG	493,890
45,245	Julius Baer Group, Ltd.*	1,536,647
32,847	LafargeHolcim, Ltd.*	1,194,513
32,784	Landis & Gyr Group AG*	2,247,844
39,275	Lonza Group AG*	16,255,122
460,128	Nestle SA	47,177,049
501,268	Novartis AG	41,211,089
13,327	Partners Group Holding AG	9,169,913
168,795	Roche Holding AG	54,591,195
16,377	Roche Holding AG, ADR	664,415
919	Roche Holding AG (Bearer Shares)	293,577
15,591	Schindler Holding AG	3,409,072
4,521	SGS SA	10,432,344
23,943	Sika AG	3,940,847
8,247	Sonova Holding AG	1,481,111
2,952	Straumann Holding AG	2,188,551
4,685	Sulzer AG	294,666
16,018	Swatch Group AG (The)	627,015
11,918	Swatch Group AG (The) (Bearer Shares)	2,369,545

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Switzerland — continued
18,523	Swiss Life Holding AG	6,273,601
46,900	Swiss Re AG	3,597,294
74,087	Temenos AG*	9,663,920
1,008,922	UBS Group AG*	9,380,620
152	Vetropack Holding AG	401,776
16,356	Zehnder Group AG	622,838
59,125	Zurich Insurance Group AG	20,877,408

	Total Switzerland	301,175,216

	Taiwan — 1.2%
92,000	Apacer Technology, Inc.	109,707
1,375,000	Chipbond Technology Corp.	2,251,105
759,000	ChipMOS Technologies, Inc.	658,578
2,208,000	Compeq Manufacturing Co., Ltd.	2,236,771
1,943,000	Fubon Financial Holding Co., Ltd.	2,413,006
1,600,000	Hon Hai Precision Industry Co., Ltd.	3,699,021
93,000	Standard Foods Corp.	187,610
803,000	Sunonwealth Electric Machine Industry Co., Ltd.	833,913
250,000	Taiflex Scientific Co., Ltd.	344,255
175,000	Taiwan Hon Chuan Enterprise Co., Ltd.	286,228
384,764	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	18,387,872

	Total Taiwan	31,408,066

	Thailand — 0.1%
16,831,100	Quality Houses PCL Class F	959,513
16,156,000	Sansiri PCL Class F	290,383
775,900	United Paper PCL Class F	163,119

	Total Thailand	1,413,015

	Turkey — 0.2%
653,396	Aksa Enerji Uretim AS Class B*	322,490
75,338	Arcelik AS*	152,420
137,634	BIM Birlesik Magazalar AS	1,039,155
2,202,937	Dogan Sirketler Grubu Holding AS	502,409
675,399	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	484,866
126,063	Ford Otomotiv Sanayi AS	941,152
144,288	Sok Marketler Ticaret AS*	203,784
589,086	Torunlar Gayrimenkul Yatirim Ortakligi AS REIT*	162,007
1,207,148	Turkiye Halk Bankasi AS*	903,008
2,211,920	Yapi ve Kredi Bankasi AS*	622,683

	Total Turkey	5,333,974

	United Kingdom — 11.5%
484,537	3i Group Plc	4,733,759
98,576	Aggreko Plc	592,810
283,185	Anglo American Plc	4,939,889
178,988	Ashtead Group Plc	3,968,555
44,067	Associated British Foods Plc	987,278

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	United Kingdom — continued
142,866	AstraZeneca Plc	12,739,855
103,853	AstraZeneca Plc, ADR	4,638,075
28,786	Atlantica Yield Plc	641,928
24,341	Atlassian Corp. Plc Class A*	3,341,046
319,109	Avast Plc 144A	1,550,366
23,751	AVEVA Group Plc	1,023,791
842,305	Aviva Plc	2,791,528
437,178	Babcock International Group Plc	2,068,669
974,600	BAE Systems Plc	6,277,868
45,361	Bank of Georgia Group Plc	518,737
1,759,000	Barclays Plc	2,040,267
280,200	Barratt Developments Plc	1,524,471
54,979	Bellway Plc	1,464,001
37,100	Berkeley Group Holdings Plc	1,655,539
115,148	BHP Group Plc	1,777,905
201,050	BHP Group Plc, ADR	6,099,857
93,857	Bodycote Plc	653,932
38,893	Bovis Homes Group Plc	277,046
1,295,400	BP Plc	5,501,314
236,200	British American Tobacco Plc	8,051,883
48,923	British American Tobacco Plc, ADR	1,672,677
25,200	Britvic Plc	218,591
1,821,700	BT Group Plc	2,652,396
28,987	Carnival Plc, ADR	345,815
399,523	Centamin Plc	586,793
2,254,467	Centrica Plc	1,058,639
164,112	Chemring Group Plc	406,437
709,869	Compass Group Plc	11,072,229
171,681	ConvaTec Group Plc 144A	398,833
208,800	Crest Nicholson Holdings Plc	457,332
35,507	Croda International Plc	1,874,546
473,602	Diageo Plc	15,142,589
70,900	Dialog Semiconductor Plc*	1,909,419
1,270,746	Dixons Carphone Plc	1,226,783
44,534	EMIS Group Plc	577,466
1,308,680	EnQuest Plc*	127,528
260,320	Experian Plc	7,234,294
701,600	Firstgroup Plc*	437,263
67,765	Galliford Try Holdings Plc	108,902
961,208	GlaxoSmithKline Plc	17,998,508
6,689	GlaxoSmithKline Plc, ADR	253,446
1,456,340	Glencore Plc*	2,218,907
52,816	Greggs Plc	1,054,146
264,055	Halma Plc	6,262,723
507,439	IMI Plc	4,685,455
186,700	Imperial Brands Plc	3,454,670
201,900	Inchcape Plc	1,081,579
30,282	InterContinental Hotels Group Plc	1,294,299
87,043	Intermediate Capital Group Plc	962,565

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	United Kingdom — continued
111,709	Intertek Group Plc	6,517,971
305,507	IWG Plc	650,370
1,699,153	J Sainsbury Plc	4,417,447
47,700	JD Sports Fashion Plc	274,070
172,095	Jupiter Fund Management Plc	425,759
2,280,937	Kingfisher Plc	4,101,413
674,748	Legal & General Group Plc	1,611,441
5,315,800	Lloyds Banking Group Plc	2,092,621
156,905	London Stock Exchange Group Plc	14,112,925
690,031	M&G Plc*	959,189
1,263,445	Man Group Plc	1,942,424
676,700	Marks & Spencer Group Plc	829,480
379,651	Marston’s Plc	195,639
232,017	Meggitt Plc	839,059
923,906	Melrose Industries Plc	1,041,560
97,627	Micro Focus International Plc	482,093
38,327	Micro Focus International Plc, ADR	194,318
484,800	Mitchells & Butlers Plc*	1,090,929
162,330	Mitie Group Plc	130,673
549,930	National Grid Plc	6,434,295
377,455	Paragon Banking Group Plc	1,552,609
723,954	Pets at Home Group Plc	2,331,512
57,182	Prudential Plc, ADR	1,416,970
1,132,996	QinetiQ Group Plc	4,548,574
115,276	Quilter Plc 144A	168,168
212,004	Reckitt Benckiser Group Plc	16,242,646
247,100	Redrow Plc	1,098,635
125,742	RELX Plc	2,692,170
192,666	RELX Plc (London Exchange)	4,123,056
239,176	Rentokil Initial Plc	1,145,962
226,599	Restaurant Group Plc (The)	118,855
79,327	Rio Tinto Plc	3,635,025
117,941	Rio Tinto Plc, ADR	5,373,392
266,653	Rotork Plc	717,120
7,935	Royal Dutch Shell Plc Class A, ADR	276,852
280,600	Royal Dutch Shell Plc Class B	4,696,653
26,303	Royal Dutch Shell Plc (Amsterdam Exchange) Class A	467,612
429,192	Royal Mail Plc	663,746
556,464	Saga Plc	116,720
324,347	Sage Group Plc (The)	2,371,410
376,251	Senior Plc	326,258
156,297	Smith & Nephew Plc	2,768,781
140,335	Spectris Plc	4,256,276
94,414	Spirax-Sarco Engineering Plc	9,520,985
968,534	Stagecoach Group Plc	838,448
224,139	Standard Life Aberdeen Plc	619,005
145,983	SThree Plc	416,280
562,500	Tate & Lyle Plc	4,560,386
2,195,140	Taylor Wimpey Plc	3,184,377

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares		Description	Value ($)

		United Kingdom — continued
2,138,361		Tesco Plc	6,044,849
46,786		Unilever Plc	2,357,835
2,531,287		Vodafone Group Plc	3,529,855
78,518		Vodafone Group Plc, ADR	1,081,193
15,600		WPP Plc, ADR	526,812

		Total United Kingdom	308,767,902

		United States — 2.0%
2,758		Alphabet, Inc. Class A*	3,204,658
84,912		Analog Devices, Inc.	7,612,361
42,468		ANSYS, Inc.*	9,872,536
252,892		Cadence Design Systems, Inc.*	16,700,988
156,586		Colgate-Palmolive Co.	10,391,047
0	(1)	International Flavors & Fragrances, Inc.	47
24,614		Nordson Corp.	3,324,613
35,522		Texas Instruments, Inc.	3,549,713

		Total United States	54,655,963

		TOTAL COMMON STOCKS (COST $2,742,708,636)	2,462,335,315

		INVESTMENT COMPANIES — 0.9%

		United States — 0.9%
111,089		iShares MSCI EAFE ETF	5,938,818
579,696		iShares MSCI Eurozone ETF	17,686,525

		Total United States	23,625,343

		TOTAL INVESTMENT COMPANIES (COST $29,436,835)	23,625,343

		PREFERRED STOCKS — 1.1%

		Brazil — 0.0%
310,600		Cia Energetica de Minas Gerais, 7.95%	533,576

		Germany — 1.1%
38,168		BMW AG, 8.36%	1,661,307
186,973		Henkel AG & Co. KGaA, 2.39%	15,169,395
29,593		Porsche Automobil Holding SE, 5.00%	1,271,866
257,100		Schaeffler AG, 8.93%	1,573,958
75,724		Volkswagen AG, 3.98%	8,975,865

		Total Germany	28,652,391

		Russia — 0.0%
129,110		Sberbank of Russia PJSC, 8.57%	290,548

		TOTAL PREFERRED STOCKS (COST $41,771,758)	29,476,515

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.1%

		Mutual Fund - Securities Lending Collateral — 1.0%
27,307,637		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.32%## **	27,307,637

		U.S. Government and Agency Obligations — 0.1%
3,500,000		United States Treasury Bill, due 07/02/20*** ‡‡	3,499,195

		TOTAL SHORT-TERM INVESTMENTS (COST $30,801,913)	30,806,832

		TOTAL INVESTMENTS — 95.2% (Cost $2,844,719,142)	2,546,244,005

		Other Assets and Liabilities (net) — 4.8%	127,593,592

		NET ASSETS — 100.0%	$2,673,837,597

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		CVA — Certificaten Van Aandelen

		GDR — Global Depository Receipt

		NYRS — New York Registry Shares

		REIT — Real Estate Investment Trust

	(1)	Fractional Shares, amount rounds to zero.

	##	The rate disclosed is the 7-day net yield as of March 31, 2020.

	*	Non-income producing security.

	**	Represents an investment of securities lending cash collateral.

	***	All or a portion of this security is pledged for open futures collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2020 was $1,457,972.

	^	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

	‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

	144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $19,819,312 which represents 0.7% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	19,997,764	JPY	2,204,429,000	08/21/20	HSBC Bank USA, N.A.	$(531,874)
USD	7,403,752	JPY	804,947,000	08/21/20	State Street Bank and Trust	(92,643)

						$(624,517)

Currency Abbreviations

JPY	— Japanese Yen
USD	— U.S. Dollar

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
1,394	MSCI EAFE Index	Jun 2020	$108,683,210	$9,483,565

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Industry Sector Summary (Unaudited)	% of Net Assets
Consumer, Non-cyclical	30.6
Industrial	13.7
Financial	13.4
Consumer, Cyclical	9.3
Technology	8.9
Basic Materials	7.2
Communications	5.2
Energy	2.6
Utilities	2.2
Unaffiliated Funds	0.9
Diversified	0.1
Short-Term Investments	1.1
Other Assets and Liabilities (net)	4.8

100.0%

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 98.5%

	Asset Backed Securities — 9.8%
190,618	AccessLex Institute, Series 2007-A, Class A3, 1.98% (3 mo. USD LIBOR plus 0.30%), due 05/25/36†	173,968
400,000	AmeriCredit Automobile Receivables Trust, Series 2018-1, Class C, 3.50%, due 01/18/24	393,005
100,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class B, 3.13%, due 02/18/25	100,587
200,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class C, 3.36%, due 02/18/25	202,219
400,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class C, 2.74%, due 04/18/25	389,848
600,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class C, 2.32%, due 07/18/25	592,878
500,000	AmeriCredit Automobile Receivables Trust, Series 2020-1, Class B, 1.48%, due 01/21/25	474,516
500,000	Anchorage Capital CLO 11, Ltd., Series 2019-11A, Class A, 3.19% (3 mo. USD LIBOR plus 1.39%), due 07/22/32† 144A	473,288
3,500,000	Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class AR2, 2.11% (3 mo. USD LIBOR plus 1.09%), due 01/28/31† 144A	3,344,159
366,000	Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, due 06/07/49 144A	333,335
248,950	Arbys Funding LLC, Series 2015-1A, Class A2, 4.97%, due 10/30/45 144A	243,743
1,550,000	ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, due 08/15/28 144A	1,469,700
41,443	Asset-Backed Pass-Through Certificates, Series 2004-R2, Class A1A, 1.64% (1 mo. USD LIBOR plus 0.69%), due 04/25/34†	40,764
1,000,000	Atlas Senior Loan Fund CLO V, Ltd., Series 2014-1A, Class AR2, 3.10% (3 mo. USD LIBOR plus 1.26%), due 07/16/29† 144A	950,000
297,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, due 03/20/26 144A	262,696
207,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A, 2.33%, due 08/20/26 144A	184,167
250,000	Benefit Street Partners CLO XII, Ltd., Series 2017-12A, Class A1, 3.08% (3 mo. USD LIBOR plus 1.25%), due 10/15/30† 144A	238,772
1,000,000	BMW Vehicle Lease Trust, Series 2018-1, Class A3, 3.26%, due 07/20/21	1,001,898
120,067	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A, 3.28%, due 09/26/33 144A	119,276
207,000	Capital Automotive REIT LP, Series 2020-1A, Class B1, 4.17%, due 02/15/50 144A	188,038
1,713,000	Capital One Prime Auto Receivables Trust, Series 2019-1, Class A3, 2.51%, due 11/15/23	1,733,723
500,000	Carlyle U.S. CLO, Ltd., Series 2017-1A, Class A1B, 3.05% (3 mo. USD LIBOR plus 1.23%), due 04/20/31† 144A	478,462
1,200,000	Citibank Credit Card Issuance Trust, Series 2018-A7, Class A7, 3.96%, due 10/13/30	1,403,971
223,380	CLI Funding LLC, Series 2018-1A, Class A, 4.03%, due 04/18/43 144A	213,947
320,925	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, due 04/25/47 144A	304,355
438,930	Commonbond Student Loan Trust, Series 2017-BGS, Class A1, 2.68%, due 09/25/42 144A	446,572
318,771	Credit Suisse Mortgage Trust, Series 2018-RPL8, Class A1, 4.13%, due 07/25/58◆◆ 144A	297,760
912,008	DB Master Finance LLC, Series 2017-1A, Class A2I, 3.63%, due 11/20/47 144A	878,546

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued
146,625	DB Master Finance LLC, Series 2017-1A, Class A2II, 4.03%, due 11/20/47 144A	137,804
745,368	DB Master Finance LLC, Series 2019-1A, Class A2I, 3.79%, due 05/20/49 144A	732,159
469,200	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.12%, due 07/25/47 144A	459,900
846,515	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A2I, 3.04% (3 mo. USD LIBOR plus 1.25%), due 07/25/47† 144A	803,270
300,000	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65%, due 02/15/24	296,868
330,338	Driven Brands Funding LLC, Series 2015-1A, Class A2, 5.22%, due 07/20/45 144A	333,516
126,425	FOCUS Brands Funding LLC, Series 2017-1A, Class A2I, 3.86%, due 04/30/47 144A	120,651
511,000	Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, due 08/15/31 144A	477,508
1,900,000	Ford Credit Floorplan Master Owner Trust, Series 2018-2, Class A, 3.17%, due 03/15/25	1,880,701
2,564,000	Ford Credit Floorplan Master Owner Trust, Series 2018-3, Class A1, 3.52%, due 10/15/23	2,573,039
573,000	Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.06%, due 04/15/26	556,206
100,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-4, Class C, 3.62%, due 06/17/24	102,513
1,245,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.97%, due 11/16/23	1,257,998
495,000	GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A, 2.90%, due 04/15/26 144A	457,505
320,000	Golden Credit Card Trust, Series 2018-4A, Class A, 3.44%, due 10/15/25 144A	318,692
185,813	Hilton Grand Vacations Trust, Series 2017-AA, Class A, 2.66%, due 12/26/28 144A	183,159
81,587	Hilton Grand Vacations Trust, Series 2018-AA, Class A, 3.54%, due 02/25/32 144A	81,775
164,322	Home Equity Asset Trust, Series 2003-8, Class M1, 2.03% (1 mo. USD LIBOR plus 1.08%), due 04/25/34†	155,315
1,750,000	HPS Loan Management CLO, Ltd., Series 10A-2016, Class A1R, 2.96% (3 mo. USD LIBOR plus 1.14%), due 01/20/28† 144A	1,691,848
750,000	HPS Loan Management CLO, Ltd., Series 15A-2019, Class A1, 3.12% (3 mo. USD LIBOR plus 1.32%), due 07/22/32† 144A	709,464
500,000	ICG US CLO, Ltd., Series 2017-2A, Class A1, 3.09% (3 mo. USD LIBOR plus 1.28%), due 10/23/29† 144A	470,116
528,946	Invitation Homes Trust, Series 2018-SFR1, Class A, 1.50% (1 mo. USD LIBOR plus 0.70%), due 03/17/37 144A	493,088
154,613	Jack In The Box Funding LLC, Series 2019-1A, Class A21, 3.98%, due 08/25/49 144A	143,010
154,613	Jack In The Box Funding LLC, Series 2019-1A, Class A23, 4.97%, due 08/25/49 144A	128,263
355,918	Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2B, 2.81%, due 11/25/42 144A	358,724
272,832	Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.44%, due 05/25/59†† 144A	276,881
311,670	Limerock CLO III LLC, Series 2014-3A, Class A1R, 3.02% (3 mo. USD LIBOR plus 1.20%), due 10/20/26† 144A	309,641
122,000	MelTel Land Funding LLC, Series 2019-1A, Class A, 3.77%, due 04/15/49 144A	99,715
1,342,731	Mercedes-Benz Auto Receivables Trust, Series 2016-1, Class A4, 1.46%, due 12/15/22	1,339,739
750,000	MidOcean Credit CLO III, Series 2014-3A, Class A1R, 2.94% (3 mo. USD LIBOR plus 1.12%), due 04/21/31† 144A	699,915
139,384	Mill City Mortgage Loan Trust, Series 2018-3, Class A1, 3.50%, due 08/25/58◆◆ 144A	142,780

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued
116,478	Morgan Stanley ABS Capital I, Inc., Series 2003-NC10, Class M1, 1.97% (1 mo. USD LIBOR plus 1.02%), due 10/25/33†	111,732
61,422	Morgan Stanley ABS Capital I, Inc., Series 2003-NC7, Class M1, 2.00% (1 mo. USD LIBOR plus 1.05%), due 06/25/33†	59,423
183,401	MVW Owner Trust, Series 2018-1A, Class A, 3.45%, due 01/21/36 144A	177,130
96,414	Navient Private Education Loan Trust, Series 2016-AA, Class A2A, 3.91%, due 12/15/45 144A	98,949
338,000	Navient Private Education Refi Student Loan Trust, Series 2019-FA, Class A2, 2.60%, due 08/15/68 144A	341,961
222,301	New Century Home Equity Loan Trust, Series 2003-A, Class A, 1.67% (1 mo. USD LIBOR plus 0.72%), due 10/25/33† 144A	199,667
187,514	New Residential Mortgage LLC, Series 2018-FNT1, Class A, 3.61%, due 05/25/23 144A	184,915
116,716	New Residential Mortgage LLC, Series 2018-FNT2, Class A, 3.79%, due 07/25/54 144A	116,581
1,815,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.69%, due 10/15/23 144A	1,727,158
4,051,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.55%, due 02/18/25 144A	3,710,428
600,000	North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 2.59% (3 mo. USD LIBOR plus 0.80%), due 07/25/36†	590,400
69,309	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS1, Class A, 3.19%, due 01/25/23 144A	69,213
182,864	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2, Class A, 3.27%, due 02/25/23 144A	182,341
250,000	OCP CLO, Ltd., Series 2017-13A, Class A1A, 3.09% (3 mo. USD LIBOR plus 1.26%), due 07/15/30† 144A	236,257
889,175	OneMain Direct Auto Receivables Trust, Series 2017-2A, Class B, 2.55%, due 11/14/23 144A	886,669
428,491	OneMain Financial Issuance Trust, Series 2017-1A, Class A2, 1.50% (1 mo. USD LIBOR plus 0.80%), due 09/14/32† 144A	418,638
170,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.30%, due 03/14/29 144A	170,038
108,000	Oxford Finance Funding LLC, Series 2019-1A, Class A2, 4.46%, due 02/15/27 144A	109,433
750,000	OZLM Funding IV CLO, Ltd., Series 2013-4A, Class A1R, 3.05% (3 mo. USD LIBOR plus 1.25%), due 10/22/30† 144A	718,396
750,000	OZLM IX CLO, Ltd., Series 2014-9A, Class A1AR, 3.10% (3 mo. USD LIBOR plus 1.28%), due 10/20/31† 144A	708,539
250,000	OZLM XI CLO, Ltd., Series 2015-11A, Class A1R, 3.02% (3 mo. USD LIBOR plus 1.25%), due 10/30/30† 144A	240,248
500,000	OZLM XXIV CLO, Ltd., Series 2019-24A, Class A1A, 3.21% (3 mo. USD LIBOR plus 1.39%), due 07/20/32† 144A	473,250
1,000,000	Palmer Square CLO, Ltd., Series 2015-1A, Class A1R2, 2.92% (3 mo. USD LIBOR plus 1.22%), due 05/21/29† 144A	977,254
750,000	Palmer Square CLO, Ltd., Series 2018-2A, Class A1A, 2.94% (3 mo. USD LIBOR plus 1.10%), due 07/16/31† 144A	717,518
650,000	Progress Residential Trust, Series 2019-SFR1, Class A, 3.42%, due 08/17/35 144A	657,256
1,329,000	Progress Residential Trust, Series 2019-SFR4, Class A, 2.69%, due 10/17/36 144A	1,313,243
1,313,000	Progress Residential Trust, Series 2020-SFR1, Class A, 1.73%, due 04/17/37 144A	1,256,423

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued
7,888	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4, 4.93%, due 08/25/35††	7,879
250,000	Romark CLO II, Ltd., Series 2018-2A, Class A1, 2.97% (3 mo. USD LIBOR plus 1.18%), due 07/25/31† 144A	232,410
900,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class B, 2.28%, due 09/15/23	880,968
400,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class C, 2.49%, due 10/15/25	387,600
331,000	Santander Revolving Auto Loan Trust, Series 2019-A, Class A, 2.51%, due 01/26/32 144A	317,281
157,039	Saxon Asset Securities Trust, Series 2005-1, Class M1, 1.64% (1 mo. USD LIBOR plus 0.69%), due 05/25/35†	155,751
258,700	Sesac Finance LLC, Series 2019-1, Class A2, 5.22%, due 07/25/49 144A	247,474
88,514	Sierra Timeshare Receivables Funding LLC, Series 2019-1A, Class A, 3.20%, due 01/20/36 144A	88,109
500,000	Silver Creek CLO, Ltd., Series 2014-1A, Class AR, 3.06% (3 mo. USD LIBOR plus 1.24%), due 07/20/30† 144A	473,404
2,482,553	Small Business Administration, Series 2013-20H, Class 1, 3.16%, due 08/01/33	2,591,675
1,643,630	Small Business Administration, Series 2013-20L, Class 1, 3.38%, due 12/01/33	1,729,724
2,337,770	Small Business Administration, Series 2014-20C, Class 1, 3.21%, due 03/01/34	2,452,983
1,053,474	Small Business Administration, Series 2014-20D, Class 1, 3.11%, due 04/01/34	1,102,485
766,473	Small Business Administration, Series 2014-20I, Class 1, 2.92%, due 09/01/34	790,795
2,634,610	Small Business Administration, Series 2019-25F, Class 1, 2.77%, due 06/01/44	2,735,907
92,040	SMB Private Education Loan Trust, Series 2015-C, Class A2A, 2.75%, due 07/15/27 144A	92,812
387,000	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.84%, due 06/15/37 144A	366,211
192,839	Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, due 01/20/50 144A	187,661
1,750,000	Sound Point CLO VII-R, Ltd., Series 2014-3RA, Class A1, 3.06% (3 mo. USD LIBOR plus 1.25%), due 10/23/31† 144A	1,624,964
2,750,000	Sound Point CLO XIV, Ltd., Series 2016-3A, Class AR, 2.96% (3 mo. USD LIBOR plus 1.15%), due 01/23/29† 144A	2,652,037
500,000	Sound Point CLO XVI, Ltd., Series 2017-2A, Class A, 3.07% (3 mo. USD LIBOR plus 1.28%), due 07/25/30† 144A	479,980
547,000	Stack Infrastructure Issuer LLC, Series 2019-2A, Class A2, 3.08%, due 10/25/44 144A	520,287
3,218,875	STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, due 04/20/45 144A	2,928,948
654,342	STORE Master Funding LLC, Series 2014-1A, Class A2, 5.00%, due 04/20/44 144A	546,897
249,124	Sunbird Engine Finance LLC, Series 2020-1A, Class A, 3.67%, due 02/15/45 144A	152,321
347,600	Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.32%, due 11/25/48 144A	339,348
552,742	Telos CLO, Series 2013-3A, Class AR, 3.14% (3 mo. USD LIBOR plus 1.30%), due 07/17/26† 144A	544,866
1,451,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, due 11/25/31 144A	1,481,862
1,537,000	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, due 03/17/38 144A	1,480,815
196,000	Triton Container Finance V LLC, Series 2018-1A, Class A, 3.95%, due 03/20/43 144A	194,378
827,396	Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2, 4.07%, due 02/16/43 144A	825,426
500,000	Venture XIX CLO, Ltd., Series 2014-19A, Class ARR, 3.09% (3 mo. USD LIBOR plus 1.26%), due 01/15/32† 144A	472,706
3,462,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, due 12/20/23	3,495,257
148,119	VSE VOI Mortgage LLC, Series 2017-A, Class A, 2.33%, due 03/20/35 144A	144,402

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued
500,000	Wellfleet CLO, Ltd., Series 2018-3A, Class A1A, 3.07% (3 mo. USD LIBOR plus 1.25%), due 01/20/32† 144A	474,700
750,000	Wellfleet CLO, Ltd., Series 2019-1A, Class A1, 3.16% (3 mo. USD LIBOR plus 1.34%), due 07/20/32† 144A	703,923
571,763	Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, due 06/15/49 144A	544,707
96,732	Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, due 12/20/30 144A	91,859
153,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class C, 3.45%, due 03/15/24 144A	141,924
137,000	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.23%, due 03/15/45 144A	80,956
1,442,000	World Omni Auto Receivables Trust, Series 2019-B, Class A3, 2.59%, due 07/15/24	1,454,558
1,100,000	World Omni Select Auto Trust, Series 2019-A, Class B, 2.17%, due 12/15/25	1,052,292
200,000	World Omni Select Auto Trust, Series 2019-A, Class C, 2.38%, due 12/15/25	190,623
3,500,000	York CLO-4, Ltd., Series 2016-2A, Class A1R, 2.09% (3 mo. USD LIBOR plus 1.09%), due 04/20/32† 144A	3,336,641
750,000	York CLO-6, Ltd., Series 2019-1A, Class A1, 3.15% (3 mo. USD LIBOR plus 1.35%), due 07/22/32† 144A	705,647
250,000	Zais CLO 6, Ltd., Series 2017-1A, Class A1, 3.20% (3 mo. USD LIBOR plus 1.37%), due 07/15/29† 144A	238,353

		92,920,822

Par Value(a)	Description	Value ($)

	Corporate Debt — 33.2%
310,000	3M Co., (MTN), 3.25%, due 02/14/24	328,859
1,693,000	AbbVie, Inc., 2.30%, due 11/21/22 144A	1,696,700
731,000	AbbVie, Inc., 3.20%, due 11/21/29 144A	738,454
300,000	AbbVie, Inc., 3.60%, due 05/14/25	315,385
619,000	AbbVie, Inc., 4.25%, due 11/21/49 144A	666,060
1,400,000	AbbVie, Inc., 4.50%, due 05/14/35	1,593,225
170,000	AbbVie, Inc., 4.70%, due 05/14/45	191,812
132,233	ABY Transmision Sur SA, 6.88%, due 04/30/43 144A	171,738
145,000	Activision Blizzard, Inc., 3.40%, due 09/15/26	153,216
580,000	AECOM, 5.13%, due 03/15/27	526,955
400,000	AEP Texas, Inc., 3.80%, due 10/01/47	388,792
260,000	AEP Transmission Co. LLC, 3.80%, due 06/15/49	281,014
321,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.88%, due 08/14/24	256,082
1,600,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 04/03/26	1,310,719
370,000	Aetna, Inc., 4.75%, due 03/15/44	401,234
310,000	Ahern Rentals, Inc., 7.38%, due 05/15/23 144A	179,411
126,349	Air Canada Pass Through Trust, Series 2013-1, Class A, 4.13%, due 11/15/26 144A	129,377
735,185	Air Canada Pass Through Trust, Series 2015-1, Class A, 3.60%, due 09/15/28 144A	767,019
174,901	Air Canada Pass Through Trust, Series 2017-1, Class B, 3.70%, due 07/15/27 144A	154,568
131,000	Air Lease Corp., 3.63%, due 12/01/27	109,621
199,000	Aircastle, Ltd., 5.50%, due 02/15/22	181,343
170,000	Aker BP ASA, 3.00%, due 01/15/25 144A	135,379
92,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons LLC, 4.88%, due 02/15/30 144A	92,460
200,000	Alimentation Couche-Tard, Inc., 2.70%, due 07/26/22 144A	197,976
640,000	Allergan Funding SCS, 4.55%, due 03/15/35	706,567

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
92,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, due 07/15/26 144A	90,907
545,000	Ally Financial, Inc., 5.13%, due 09/30/24	534,506
655,000	Amazon.com, Inc., 3.15%, due 08/22/27	718,151
284,000	Amazon.com, Inc., 4.05%, due 08/22/47	371,680
48,103	American Airlines Pass Through Trust, Series 2001-1, 6.98%, due 11/23/22	49,326
2,484,581	American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, due 07/15/24	2,534,282
293,899	American Airlines Pass Through Trust, Series 2015-1, Class A, 3.38%, due 11/01/28	273,241
113,587	American Airlines Pass Through Trust, Series 2015-1, Class B, 3.70%, due 11/01/24	101,894
291,589	American Airlines Pass Through Trust, Series 2016-1, Class A, 4.10%, due 07/15/29	287,558
117,645	American Airlines Pass Through Trust, Series 2017-1, Class A, 4.00%, due 08/15/30	108,425
214,830	American Airlines Pass Through Trust, Series 2017-1, Class AA, 3.65%, due 08/15/30	205,195
137,822	American Airlines Pass Through Trust, Series 2017-2, Class A, 3.60%, due 04/15/31	127,092
147,691	American Airlines Pass Through Trust, Series 2019-1, Class A, 3.50%, due 08/15/33	124,210
221,536	American Airlines Pass Through Trust, Series 2019-1, Class AA, 3.15%, due 08/15/33	202,582
700,000	American Express Co., 3.40%, due 02/27/23	718,121
982,000	American Express Co., 3.70%, due 08/03/23	1,020,292
287,000	American Homes 4 Rent, LP REIT, 4.25%, due 02/15/28	285,065
1,400,000	American International Group, Inc., 4.88%, due 06/01/22	1,438,153
195,000	American Tower Corp. REIT, 2.40%, due 03/15/25	192,110
230,000	American Tower Corp. REIT, 2.95%, due 01/15/25	232,187
573,000	American Tower Corp. REIT, 3.55%, due 07/15/27	571,869
190,000	American Tower Corp. REIT, 3.80%, due 08/15/29	193,446
190,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.50%, due 05/20/25	176,219
250,000	AmeriGas Partners, LP/AmeriGas Finance Corp., 5.88%, due 08/20/26	240,837
150,000	Anglo American Capital Plc, 4.75%, due 04/10/27 144A	146,777
2,014,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, due 02/01/46	2,203,422
275,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, due 04/15/48	292,328
350,000	Anheuser-Busch InBev Worldwide, Inc., 5.55%, due 01/23/49	412,966
361,000	Antero Resources Corp., 5.00%, due 03/01/25	136,277
150,000	Antero Resources Corp., 5.38%, due 11/01/21	109,944
5,000	Anthem, Inc., 5.10%, due 01/15/44	5,887
230,000	APX Group, Inc., 7.63%, due 09/01/23‡	179,689
225,000	Aquarion Co., 4.00%, due 08/15/24 144A	225,740
233,000	Archrock Partners, LP/Archrock Partners Finance Corp., 6.00%, due 10/01/22	233,000
34,000	Arconic Corp., 6.13%, due 02/15/28 144A	35,020
265,000	Arconic, Inc., 5.13%, due 10/01/24	262,207
175,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.00%, due 02/15/25 144A	176,802
242,000	Ares Capital Corp., 4.20%, due 06/10/24	214,921
14,000	Asbury Automotive Group, Inc., 4.75%, due 03/01/30 144A	12,005
150,000	Ascension Health, 3.11%, due 11/15/39	152,879
140,000	Ashtead Capital, Inc., 4.38%, due 08/15/27 144A	129,850
2,000,000	AT&T, Inc., 0.01%, due 11/27/22‡‡ 144A	1,857,325
700,000	AT&T, Inc., 1.96% (3 mo. USD LIBOR plus 1.18%), due 06/12/24†	650,513
150,000	AT&T, Inc., 2.63%, due 12/01/22	148,387
576,000	AT&T, Inc., 3.40%, due 05/15/25	600,230
461,000	AT&T, Inc., 3.80%, due 02/15/27	482,185
1,600,000	AT&T, Inc., 4.13%, due 02/17/26	1,698,556
25,000	AT&T, Inc., 4.30%, due 02/15/30	26,900
10,000	AT&T, Inc., 4.45%, due 05/15/21	10,234

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
435,000	AT&T, Inc., 4.55%, due 03/09/49‡	469,825
1,055,000	AT&T, Inc., 4.85%, due 03/01/39	1,186,875
125,000	AT&T, Inc., 4.90%, due 08/15/37	139,759
110,000	AT&T, Inc., 5.25%, due 03/01/37	128,776
130,000	Australia & New Zealand Banking Group, Ltd., 6.75% (5 year USD ICE swap plus 5.17%)† ††††† ‡ 144A	127,834
128,000	Autodesk, Inc., 2.85%, due 01/15/30	126,018
192,000	Avolon Holdings Funding, Ltd., 5.13%, due 10/01/23 144A	166,209
139,000	AXA SA, 8.60%, due 12/15/30	185,163
160,000	Azul Investments LLP, 5.88%, due 10/26/24‡ 144A	89,401
942,000	BAE Systems Finance, Inc., 7.50%, due 07/01/27 144A	1,232,324
696,000	BAE Systems Holdings, Inc., 3.85%, due 12/15/25 144A	709,272
200,000	Banco Santander SA, 3.85%, due 04/12/23	201,278
100,000	Banco Santander SA, 4.38%, due 04/12/28‡	101,145
172,000	Banff Merger Sub, Inc., 9.75%, due 09/01/26 144A	152,663
877,000	Bank of America Corp., 4.24% (3 mo. USD LIBOR plus 1.81%), due 04/24/38†	1,011,692
160,000	Bank of America Corp., 5.13% (3 mo. USD LIBOR plus 3.29%)† †††††	152,111
621,000	Bank of America Corp., 6.30% (3 mo. USD LIBOR plus 4.55%)† †††††	652,569
610,000	Bank of America Corp., (MTN), 2.50% (3 mo. USD LIBOR plus 0.99%), due 02/13/31†	592,129
160,000	Bank of America Corp., (MTN), 2.88% (3 mo. USD LIBOR plus 1.19%), due 10/22/30†	160,275
1,270,000	Bank of America Corp., (MTN), 3.50%, due 04/19/26	1,351,877
755,000	Bank of America Corp., (MTN), 3.59% (3 mo. USD LIBOR plus 1.37%), due 07/21/28†	773,530
342,000	Bank of America Corp., (MTN), 3.95%, due 04/21/25	360,200
500,000	Bank of America Corp., (MTN), 4.13%, due 01/22/24	529,370
165,000	Bank of America Corp., (MTN), 4.20%, due 08/26/24	175,814
210,000	Bank of America Corp., (MTN), 4.27% (3 mo. USD LIBOR plus 1.31%), due 07/23/29†	227,422
213,000	Bank of America Corp., (MTN), 4.33% (3 mo. USD LIBOR plus 1.52%), due 03/15/50†	252,264
1,337,000	Bank of America Corp., (MTN), 4.45%, due 03/03/26	1,443,008
575,000	Barclays Plc, 3.68%, due 01/10/23	577,074
190,000	Barclays Plc, 4.38%, due 01/12/26	193,919
400,000	Barclays Plc, 4.97% (3 mo. USD LIBOR plus 1.90%), due 05/16/29†	428,654
770,000	BAT Capital Corp., 3.22%, due 08/15/24	742,458
639,000	BAT Capital Corp., 4.70%, due 04/02/27	650,273
100,000	Bausch Health Cos., Inc., 5.25%, due 01/30/30 144A	95,306
305,000	Bausch Health Cos., Inc., 6.13%, due 04/15/25 144A	302,333
60,000	Baxter International, Inc., 3.95%, due 04/01/30 144A	64,463
605,000	Berkshire Hathaway Energy Co., 3.70%, due 07/15/30 144A	649,299
705,000	Berkshire Hathaway Energy Co., 4.05%, due 04/15/25 144A	764,066
85,000	Berkshire Hathaway Energy Co., 5.95%, due 05/15/37	95,718
1,312,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,733,650
105,000	BHP Billiton Finance USA, Ltd., 6.25% (5 year USD swap plus 4.97%), due 10/19/75† 144A	103,225
1,099,000	Blackstone Holdings Finance Co. LLC, 4.75%, due 02/15/23 144A	1,159,535
110,000	BMW US Capital LLC, 2.26% (3 mo. USD LIBOR plus 0.41%), due 04/12/21† 144A	106,639

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
310,000	BNP Paribas SA, 3.38%, due 01/09/25 144A	307,883
200,000	BNP Paribas SA, 4.38%, due 09/28/25 144A	203,177
576,000	Boeing Co. (The), 3.20%, due 03/01/29	531,868
185,000	Boeing Co. (The), 3.75%, due 02/01/50‡	169,564
295,000	Boeing Co. (The), 3.95%, due 08/01/59	266,010
250,000	BPCE SA, 4.50%, due 03/15/25 144A	248,495
255,000	BPCE SA, 5.70%, due 10/22/23 144A	262,466
593,000	Brighthouse Financial, Inc., 3.70%, due 06/22/27	515,387
715,000	Bristol-Myers Squibb Co., 2.25%, due 08/15/21 144A	719,773
733,000	Bristol-Myers Squibb Co., 2.90%, due 07/26/24 144A	778,353
218,000	Bristol-Myers Squibb Co., 3.25%, due 02/20/23 144A	229,219
55,000	Bristol-Myers Squibb Co., 4.13%, due 06/15/39 144A	66,092
230,000	Bristol-Myers Squibb Co., 4.25%, due 10/26/49 144A	289,391
135,000	Bristol-Myers Squibb Co., 5.00%, due 08/15/45 144A	181,242
92,233	British Airways Pass Through Trust, Series 2018-1, Class A, 4.13%, due 03/20/33 144A	99,307
200,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.13%, due 01/15/25	192,085
1,075,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.88%, due 01/15/27	1,029,438
985,000	Broadcom, Inc., 3.63%, due 10/15/24 144A	971,099
469,000	Broadcom, Inc., 4.75%, due 04/15/29 144A	476,751
32,000	Builders FirstSource, Inc., 5.00%, due 03/01/30 144A	28,980
140,000	C&W Senior Financing DAC, 6.88%, due 09/15/27 144A	121,725
130,000	Cablevision Systems Corp., 5.88%, due 09/15/22	131,994
509,000	Canadian Pacific Railway Co., 6.13%, due 09/15/15#	678,353
451,000	Cantor Fitzgerald, LP, 4.88%, due 05/01/24 144A	450,626
1,595,000	Capital One Financial Corp., 3.30%, due 10/30/24	1,562,851
155,000	Capital One Financial Corp., 3.90%, due 01/29/24	155,591
1,000,000	Carlyle Holdings Finance LLC, 3.88%, due 02/01/23 144A	1,030,827
406,000	Carrier Global Corp., 2.24%, due 02/15/25 144A	395,758
325,000	Carrier Global Corp., 2.72%, due 02/15/30 144A	301,383
55,000	Catalent Pharma Solutions, Inc., 5.00%, due 07/15/27 144A	53,655
235,000	CC Holdings GS V LLC/Crown Castle GS III Corp. REIT, 3.85%, due 04/15/23	234,558
115,000	CCM Merger, Inc., 6.00%, due 03/15/22 144A	95,162
210,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, due 06/01/29 144A	216,961
130,000	Cemex SAB de CV, 6.13%, due 05/05/25‡ 144A	116,187
240,000	Cenovus Energy, Inc., 5.40%, due 06/15/47‡	109,287
107,000	Centene Corp., 3.38%, due 02/15/30 144A	99,911
75,000	Centene Corp., 4.25%, due 12/15/27 144A	73,916
78,000	Centene Corp., 4.63%, due 12/15/29 144A	78,823
218,000	Centene Corp., 5.38%, due 06/01/26 144A	225,774
335,000	CenterPoint Energy, Inc., 3.70%, due 09/01/49	325,935
354,000	CenturyLink, Inc., 4.00%, due 02/15/27 144A	346,035
50,000	Charles River Laboratories International, Inc., 4.25%, due 05/01/28 144A	48,473
454,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 03/15/28	465,339
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, due 07/23/22	5,193
902,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 03/01/50	943,104

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
270,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 05/01/47	292,688
644,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, due 04/01/48	733,423
1,964,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, due 10/23/35	2,338,228
744,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, due 10/23/45	901,134
336,000	Cheniere Energy Partners, LP, 4.50%, due 10/01/29 144A	294,185
1,790,000	Cigna Corp., 3.40%, due 03/01/27 144A	1,815,880
660,000	Cigna Corp., 4.38%, due 10/15/28	710,040
295,000	Cigna Corp., 4.80%, due 07/15/46 144A	351,369
245,000	Cigna Corp., 4.90%, due 12/15/48	295,399
185,000	Cimarex Energy Co., 4.38%, due 06/01/24	146,053
317,000	Cincinnati Bell, Inc., 7.00%, due 07/15/24 144A	321,349
546,000	Citigroup, Inc., 3.20%, due 10/21/26	566,674
2,487,000	Citigroup, Inc., 3.40%, due 05/01/26	2,596,843
625,000	Citigroup, Inc., 3.52% (3 mo. USD LIBOR plus 1.15%), due 10/27/28†	626,487
310,000	Citigroup, Inc., 3.67% (3 mo. USD LIBOR plus 1.39%), due 07/24/28†	321,556
1,585,000	Citigroup, Inc., 3.89% (3 mo. USD LIBOR plus 1.56%), due 01/10/28†	1,633,603
1,400,000	Citigroup, Inc., 4.08% (3 mo. USD LIBOR plus 1.19%), due 04/23/29†	1,465,009
180,000	Citigroup, Inc., 4.40%, due 06/10/25	188,554
440,000	Citigroup, Inc., 4.41% (SOFR plus 3.91%), due 03/31/31†	484,405
644,000	Citigroup, Inc., 4.60%, due 03/09/26	684,521
488,000	Citigroup, Inc., 4.70% (SOFR plus 3.23%)† †††††	418,936
150,000	Citigroup, Inc., 5.50%, due 09/13/25	164,528
130,000	Citigroup, Inc., 5.90% (3 mo. USD LIBOR plus 4.23%)† †††††	125,514
230,000	Citigroup, Inc., 5.95% (3 mo. USD LIBOR plus 4.07%)† ††††† ‡	222,987
550,000	Citigroup, Inc., 5.95% (3 mo. USD LIBOR plus 4.10%)† †††††	484,118
120,000	Citigroup, Inc., 6.13% (3 mo. USD LIBOR plus 4.48%)† †††††	111,642
360,000	Citigroup, Inc., 6.25% (3 mo. USD LIBOR plus 4.52%)† †††††	369,301
438,000	Citrix Systems, Inc., 3.30%, due 03/01/30	409,530
45,000	Clean Harbors, Inc., 4.88%, due 07/15/27 144A	44,300
524,000	Cleveland Clinic Foundation (The), 4.86%, due 01/01/14#	651,316
245,000	CNAC HK Finbridge Co., Ltd., Reg S, 3.50%, due 07/19/22‡‡‡ 144A	243,533
122,000	CNO Financial Group, Inc., 5.25%, due 05/30/25	127,367
305,000	CNO Financial Group, Inc., 5.25%, due 05/30/29	297,529
335,000	CNOOC Finance 2013, Ltd., 2.88%, due 09/30/29	344,378
599,000	Coca-Cola Co. (The), 4.20%, due 03/25/50	784,454
153,000	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15%, due 08/15/26 144A	148,865
267,000	Comcast Corp., 3.10%, due 04/01/25	283,809
429,000	Comcast Corp., 3.30%, due 04/01/27	460,997
1,007,000	Comcast Corp., 3.40%, due 04/01/30	1,092,853
475,000	Comcast Corp., 3.45%, due 02/01/50	522,881
2,400,000	Comcast Corp., 3.95%, due 10/15/25	2,614,694
5,000	Comcast Corp., 3.97%, due 11/01/47	5,711
443,000	Comcast Corp., 4.05%, due 11/01/52	529,685
936,000	Comcast Corp., 4.15%, due 10/15/28	1,053,191

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
20,000	Comcast Corp., 6.50%, due 11/15/35	29,230
54,000	Commercial Metals Co., 5.38%, due 07/15/27	50,141
1,419,000	CommonSpirit Health, 2.76%, due 10/01/24	1,419,996
357,000	CommonSpirit Health, 4.19%, due 10/01/49	339,504
350,000	Commonwealth Edison Co., 4.00%, due 03/01/48	394,457
315,000	CommScope, Inc., 8.25%, due 03/01/27‡ 144A	305,377
130,000	Comunicaciones Celulares SA Via Comcel Trust, 6.88%, due 02/06/24 144A	126,914
940,000	Concho Resources, Inc., 3.75%, due 10/01/27	798,977
45,000	Concho Resources, Inc., 4.88%, due 10/01/47	34,796
326,000	Connect Finco SARL/Connect US Finco LLC, 6.75%, due 10/01/26 144A	270,580
65,000	Consolidated Edison Co. of New York, Inc., 4.30%, due 12/01/56	69,039
350,000	Consolidated Edison Co. of New York, Inc., 4.50%, due 12/01/45	388,820
996,703	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.98%, due 10/19/23	1,022,757
700,000	Continental Resources, Inc., 4.50%, due 04/15/23	389,476
1,185,000	Cooperatieve Rabobank UA, 3.88%, due 09/26/23 144A	1,220,659
1,876,000	Cox Communications, Inc., 3.35%, due 09/15/26 144A	1,897,548
1,750,000	Cox Communications, Inc., 3.50%, due 08/15/27 144A	1,712,195
536,000	Credit Agricole SA, 3.25%, due 01/14/30 144A	507,921
250,000	Credit Agricole SA, 3.75%, due 04/24/23 144A	255,797
225,000	Credit Agricole SA, 7.88% (5 year USD swap plus 4.90%)† ††††† 144A	218,348
275,000	Credit Suisse Group AG, 7.50% (5 year USD swap plus 4.60%)† ††††† 144A	253,631
500,000	Credit Suisse Group Funding Guernsey, Ltd., 3.45%, due 04/16/21	503,315
125,000	Credito Real SAB de CV SOFOM ER, 9.13% (5 year CMT plus 7.03%)† ††††† 144A	96,289
95,000	Crown Castle International Corp., 3.30%, due 07/01/30††††	94,220
85,000	Crown Castle International Corp., 4.15%, due 07/01/50††††	84,065
165,000	CSC Holdings LLC, 5.75%, due 01/15/30 144A	167,015
125,000	CSC Holdings LLC, 7.50%, due 04/01/28 144A	134,048
311,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.25%, due 08/15/22	173,674
247,000	CSI Compressco, LP/CSI Compressco Finance, Inc., 7.50%, due 04/01/25 144A	167,652
73,000	CVS Health Corp., 3.00%, due 08/15/26	74,031
1,160,000	CVS Health Corp., 3.70%, due 03/09/23	1,206,323
315,000	CVS Health Corp., 3.75%, due 04/01/30	325,002
413,000	CVS Health Corp., 4.30%, due 03/25/28	442,637
50,000	CVS Health Corp., 4.78%, due 03/25/38	55,488
424,000	CVS Health Corp., 5.05%, due 03/25/48	486,330
130,000	CVS Health Corp., 5.13%, due 07/20/45	150,243
708,379	CVS Pass-Through Trust, 6.94%, due 01/10/30	882,898
1,855,172	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	2,411,837
220,000	Cydsa SAB de CV, 6.25%, due 10/04/27 144A	164,679
321,000	CyrusOne, LP/CyrusOne Finance Corp. REIT, 3.45%, due 11/15/29	285,131
1,135,000	Daimler Finance North America LLC, 2.55%, due 08/15/22 144A	1,090,873
180,000	Daimler Finance North America LLC, 2.70%, due 06/14/24 144A	174,151
155,000	Daimler Finance North America LLC, 3.50%, due 08/03/25 144A	150,153
187,000	Danske Bank AS, 5.00%, due 01/12/22 144A	192,165
480,000	DaVita, Inc., 5.00%, due 05/01/25	482,374
70,000	DCP Midstream Operating, LP, 5.13%, due 05/15/29	44,485
318,000	DCP Midstream Operating, LP, 5.85% (3 mo. USD LIBOR plus 3.85%), due 05/21/43† 144A	155,917
371,000	DCP Midstream, LP, 7.38% (3 mo. USD LIBOR plus 5.15%)† †††††	149,047

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
77,000		Dealer Tire LLC/DT Issuer LLC, 8.00%, due 02/01/28 144A	62,178
392,000		Dell International LLC/EMC Corp., 4.90%, due 10/01/26 144A	386,652
524,000		Dell International LLC/EMC Corp., 5.30%, due 10/01/29 144A	535,710
559,000		Dell International LLC/EMC Corp., 8.35%, due 07/15/46 144A	666,001
753,268		Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, due 02/10/24	796,570
1,448,000		Delta Air Lines Pass Through Trust, Series 2020-1, Class AA, 2.00%, due 12/10/29	1,325,692
570,000		Delta Air Lines, Inc., 2.90%, due 10/28/24	457,556
268,000		Delta Air Lines, Inc., 3.80%, due 04/19/23	252,378
315,000		Delta Air Lines, Inc., 4.38%, due 04/19/28	254,628
300,000		Deutsche Bank AG, 5.00%, due 02/14/22	296,826
375,000		Deutsche Bank AG, (MTN), 3.38%, due 05/12/21‡	362,076
305,000	EUR	DH Europe Finance II SARL, 1.35%, due 09/18/39	276,950
240,000		Diamond Sports Group LLC/Diamond Sports Finance Co., 6.63%, due 08/15/27‡ 144A	161,832
865,000		Diamondback Energy, Inc., 3.25%, due 12/01/26	612,897
1,522,000		Digital Realty Trust, LP REIT, 3.70%, due 08/15/27	1,514,484
276,000		Discover Bank, 2.45%, due 09/12/24	260,986
362,000		Discover Financial Services, 3.95%, due 11/06/24	368,197
103,000		Discover Financial Services, 4.10%, due 02/09/27	101,173
82,000		Dollar Tree, Inc., 2.54% (3 mo. USD LIBOR plus 0.70%), due 04/17/20†	81,983
690,000		Dollar Tree, Inc., 4.20%, due 05/15/28	689,801
854,000		Dominion Energy, Inc., 2.72%, due 08/15/21††	842,200
115,000		Dominion Energy, Inc., 2.85%, due 08/15/26	110,313
256,000		Dominion Energy, Inc., 3.38%, due 04/01/30††††	253,427
850,000		DTE Electric Co., 2.25%, due 03/01/30	824,552
411,000		Duke Energy Carolinas LLC, 3.95%, due 03/15/48	464,645
1,839,000		Duke Energy Corp., 3.55%, due 09/15/21	1,861,794
420,000		Duke Energy Florida LLC, 3.40%, due 10/01/46	432,818
195,000		Duke Energy Progress LLC, 3.70%, due 10/15/46	209,748
190,000		El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	222,196
95,000		Eldorado Resorts, Inc., 6.00%, due 09/15/26	86,272
80,000		Eldorado Resorts, Inc., 7.00%, due 08/01/23	72,500
42,000		Embraer Netherlands Finance BV, 5.05%, due 06/15/25	37,432
250,000		Embraer Overseas, Ltd., 5.70%, due 09/16/23 144A	215,936
351,000		Emera US Finance, LP, 3.55%, due 06/15/26	335,433
266,000		Enable Midstream Partners, LP, 3.90%, due 05/15/24	147,843
214,000		Enable Midstream Partners, LP, 4.95%, due 05/15/28	129,305
285,000		Enbridge, Inc., 5.50% (3 mo. USD LIBOR plus 3.42%), due 07/15/77†	205,697
247,000		Enbridge, Inc., 6.25% (3 mo. USD LIBOR plus 3.64%), due 03/01/78† ‡	185,681
42,000		Encompass Health Corp., 4.50%, due 02/01/28	41,393
450,000		Enel Finance International NV, 4.63%, due 09/14/25 144A	478,735
70,000		Energy Transfer Operating, LP, 4.20%, due 04/15/27	56,546
358,000		Energy Transfer Operating, LP, 4.25%, due 03/15/23	324,824
240,000		Energy Transfer Operating, LP, 5.15%, due 03/15/45	186,374
900,000		Energy Transfer Operating, LP, 5.50%, due 06/01/27	786,697
244,000		Energy Transfer Operating, LP, 5.88%, due 01/15/24	230,988
340,000		Energy Transfer Operating, LP, 6.25%, due 04/15/49	292,436
227,000		Enova International, Inc., 8.50%, due 09/15/25 144A	196,922
612,000		Enterprise Products Operating LLC, 5.25% (3 mo. USD LIBOR plus 3.03%), due 08/16/77†	420,288

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
339,000	Equinix, Inc. REIT, 3.20%, due 11/18/29	317,118
179,000	Equinix, Inc. REIT, 5.38%, due 05/15/27	178,007
2,045,000	Escrow GCB General Motors, 8.38%, due 07/15/49* **** ^	—
1,320,000	Eversource Energy, 2.90%, due 10/01/24	1,251,109
285,000	Exelon Corp., 4.70%, due 04/15/50	294,748
1,128,000	Exelon Corp., 5.10%, due 06/15/45	1,220,967
380,000	Expedia Group, Inc., 3.25%, due 02/15/30	320,047
592,000	Expedia Group, Inc., 3.80%, due 02/15/28	512,901
524,000	Expedia Group, Inc., 5.00%, due 02/15/26‡	474,310
995,000	FedEx Corp., 4.05%, due 02/15/48	879,440
715,000	Ferguson Finance Plc, 4.50%, due 10/24/28 144A	749,852
219,000	Fifth Third Bancorp, 5.10% (3 mo. USD LIBOR plus 3.03%)† †††††	177,542
135,000	First Quantum Minerals, Ltd., 6.88%, due 03/01/26 144A	109,087
200,000	First Quantum Minerals, Ltd., 7.50%, due 04/01/25 144A	167,689
194,000	FirstEnergy Corp., 2.65%, due 03/01/30	182,016
245,000	FirstEnergy Corp., 7.38%, due 11/15/31	319,706
200,000	FLIR Systems, Inc., 3.13%, due 06/15/21	200,298
915,000	Ford Motor Credit Co. LLC, 3.35%, due 11/01/22	857,812
999,000	Ford Motor Credit Co. LLC, 4.13%, due 08/04/25	891,108
565,000	Ford Motor Credit Co. LLC, 5.11%, due 05/03/29	492,609
525,000	Ford Motor Credit Co. LLC, 5.88%, due 08/02/21	517,125
202,000	Freedom Mortgage Corp., 8.13%, due 11/15/24 144A	164,496
72,000	Freedom Mortgage Corp., 8.25%, due 04/15/25 144A	57,058
113,000	GCI LLC, 6.63%, due 06/15/24 144A	112,858
146,000	GCI LLC, 6.88%, due 04/15/25	145,817
1,355,000	GE Capital International Funding Co. Unlimited Co., 2.34%, due 11/15/20	1,332,414
1,122,000	GE Capital International Funding Co. Unlimited Co., 4.42%, due 11/15/35	1,202,045
214,000	General Dynamics Corp., 4.25%, due 04/01/50	270,205
80,000	General Electric Co., (MTN), 4.38%, due 09/16/20	80,052
500,000	General Electric Co., (MTN), 5.55%, due 01/05/26	533,605
160,000	General Motors Financial Co., Inc., 2.73% (3 mo. USD LIBOR plus 0.85%), due 04/09/21†	144,058
605,000	General Motors Financial Co., Inc., 2.90%, due 02/26/25	524,723
120,000	General Motors Financial Co., Inc., 3.55%, due 04/09/21	115,013
811,000	General Motors Financial Co., Inc., 4.00%, due 01/15/25	722,025
1,199,000	General Motors Financial Co., Inc., 4.15%, due 06/19/23	1,092,044
304,000	General Motors Financial Co., Inc., 4.30%, due 07/13/25	269,717
535,000	General Motors Financial Co., Inc., 5.10%, due 01/17/24	492,203
44,000	GEO Group, Inc. (The) REIT, 6.00%, due 04/15/26	28,906
361,000	GlaxoSmithKline Capital Plc, 3.00%, due 06/01/24	376,959
424,000	GLP Capital, LP/GLP Financing II, Inc. REIT, 5.38%, due 04/15/26	378,187
161,000	Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, due 05/01/24 144A	128,197
1,200,000	Goldman Sachs Group, Inc. (The), 3.27% (3 mo. USD LIBOR plus 1.20%), due 09/29/25†	1,221,567
140,000	Goldman Sachs Group, Inc. (The), 3.50%, due 01/23/25	143,398
560,000	Goldman Sachs Group, Inc. (The), 3.69% (3 mo. USD LIBOR plus 1.51%), due 06/05/28†	576,071
85,000	Goldman Sachs Group, Inc. (The), 3.75%, due 02/25/26	88,014
1,131,000	Goldman Sachs Group, Inc. (The), 3.80%, due 03/15/30	1,180,982

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
320,000	Goldman Sachs Group, Inc. (The), 3.81% (3 mo. USD LIBOR plus 1.16%), due 04/23/29†	331,188
1,147,000	Goldman Sachs Group, Inc. (The), 3.85%, due 01/26/27	1,185,108
125,000	Goldman Sachs Group, Inc. (The), 5.30% (3 mo. USD LIBOR plus 3.83%)† ††††† ‡	121,354
465,000	Goldman Sachs Group, Inc. (The), 5.38% (3 mo. USD LIBOR plus 3.92%)† †††††	415,694
1,850,000	Goldman Sachs Group, Inc. (The), 5.75%, due 01/24/22	1,961,527
175,000	Greenko Dutch BV, 4.88%, due 07/24/22 144A	155,778
84,000	H&E Equipment Services, Inc., 5.63%, due 09/01/25	78,435
73,000	Harsco Corp., 5.75%, due 07/31/27 144A	68,103
128,000	HCA, Inc., 4.13%, due 06/15/29	128,650
239,000	HCA, Inc., 5.25%, due 04/15/25	251,155
227,000	HCA, Inc., 5.25%, due 06/15/26	238,598
50,000	HCA, Inc., 5.38%, due 02/01/25	51,438
150,000	HCA, Inc., 5.88%, due 02/01/29	159,187
925,000	Healthpeak Properties, Inc. REIT, 3.25%, due 07/15/26	899,192
620,000	Healthpeak Properties, Inc. REIT, 4.25%, due 11/15/23	586,999
127,000	Hilton Domestic Operating Co., Inc., 4.88%, due 01/15/30	108,835
777,000	Home Depot, Inc. (The), 3.30%, due 04/15/40	797,652
607,000	HSBC Holdings Plc, 3.95% (3 mo. USD LIBOR plus 0.99%), due 05/18/24†	622,899
260,000	HSBC Holdings Plc, 6.88% (5 year USD ICE swap plus 5.51%)† †††††	255,485
85,000	Huntington Ingalls Industries, Inc., 3.84%, due 05/01/25 144A	87,604
213,000	Huntington Ingalls Industries, Inc., 4.20%, due 05/01/30 144A	221,222
297,000	Huntington Ingalls Industries, Inc., 5.00%, due 11/15/25 144A	306,497
224,000	Husky Energy, Inc., 3.95%, due 04/15/22	203,023
724,000	Hyundai Capital America, 2.38%, due 02/10/23 144A	683,972
225,000	IHS Markit, Ltd., 4.00%, due 03/01/26 144A	222,667
125,000	IHS Markit, Ltd., 4.75%, due 02/15/25 144A	129,059
165,000	IHS Markit, Ltd., 4.75%, due 08/01/28	173,832
215,000	ING Groep NV, 3.55%, due 04/09/24	216,440
200,000	Instituto Costarricense de Electricidad, 6.38%, due 05/15/43‡ 144A	127,002
1,002,000	Intel Corp., 3.75%, due 03/25/27	1,115,656
170,000	International Game Technology Plc, 6.50%, due 02/15/25 144A	151,701
200,000	Israel Electric Corp., Ltd., 6.88%, due 06/21/23 144A	220,362
182,000	Jacobs Entertainment, Inc., 7.88%, due 02/01/24 144A	154,927
64,000	JB Poindexter & Co., Inc., 7.13%, due 04/15/26 144A	59,773
385,000	JBS Investments II GmbH, 5.75%, due 01/15/28 144A	375,779
245,000	Jefferies Financial Group, Inc., 5.50%, due 10/18/23	248,277
500,000	Jefferies Group LLC, 5.13%, due 01/20/23	509,723
300,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, due 01/23/30	282,101
280,000	Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, due 01/15/27	277,811
309,000	JetBlue Pass Through Trust, Series 2019-1, Class AA, 2.75%, due 11/15/33	274,636
462,000	JPMorgan Chase & Co., 2.95%, due 10/01/26	477,702
3,605,000	JPMorgan Chase & Co., 3.78% (3 mo. USD LIBOR plus 1.34%), due 02/01/28†	3,823,314
475,000	JPMorgan Chase & Co., 3.96% (3 mo. USD LIBOR plus 1.25%), due 01/29/27†	511,890
625,000	JPMorgan Chase & Co., 3.96% (3 mo. USD LIBOR plus 1.38%), due 11/15/48†	726,334
585,000	JPMorgan Chase & Co., 4.00% (SOFR plus 2.75%)† ††††† ‡	499,956
340,000	JPMorgan Chase & Co., 4.01% (3 mo. USD LIBOR plus 1.12%), due 04/23/29†	365,792
2,450,000	JPMorgan Chase & Co., 4.20% (3 mo. USD LIBOR plus 1.26%), due 07/23/29	2,693,506
1,207,000	JPMorgan Chase & Co., 4.49% (SOFR plus 3.79%), due 03/24/31†	1,397,108

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
314,000	JPMorgan Chase & Co., 4.60% (SOFR plus 3.13%)† †††††	275,205
180,000	JPMorgan Chase & Co., 5.00% (SOFR plus 3.38%)† †††††	169,188
555,000	JPMorgan Chase & Co., 5.30% (3 mo. USD LIBOR plus 3.80%)† ††††† ‡	512,051
538,000	JPMorgan Chase & Co., 6.75% (3 mo. USD LIBOR plus 3.78%)† †††††	562,584
200,000	KazMunayGas National Co. JSC, 4.75%, due 04/24/25 144A	200,062
160,000	Kinder Morgan Energy Partners, LP, 7.75%, due 03/15/32	189,698
1,240,000	KKR Group Finance Co. II LLC, 5.50%, due 02/01/43 144A	1,370,099
540,000	KKR Group Finance Co. VII LLC, 3.63%, due 02/25/50 144A	447,466
226,000	KLA Corp., 4.10%, due 03/15/29	237,915
360,000	Kraft Heinz Foods Co., 3.00%, due 06/01/26	350,645
205,000	Kraft Heinz Foods Co., 4.88%, due 02/15/25 144A	205,487
120,000	Kraft Heinz Foods Co., 4.88%, due 10/01/49 144A	109,600
115,000	Kraft Heinz Foods Co., 5.20%, due 07/15/45	111,094
129,000	Kratos Defense & Security Solutions, Inc., 6.50%, due 11/30/25 144A	119,163
724,000	Kroger Co. (The), 4.00%, due 02/01/24	762,968
150,000	L Brands, Inc., 5.63%, due 10/15/23	125,453
510,000	Laboratory Corp. of America Holdings, 2.95%, due 12/01/29	493,259
47,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. REIT, 5.25%, due 03/15/22 144A	42,417
88,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. REIT, 5.25%, due 10/01/25 144A	73,176
286,000	Lam Research Corp., 3.75%, due 03/15/26	304,002
232,000	Lam Research Corp., 4.88%, due 03/15/49	300,485
110,000	Laureate Education, Inc., 8.25%, due 05/01/25 144A	110,272
201,000	Lazard Group LLC, 4.38%, due 03/11/29	203,611
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%**** ††† †††††	165
890,000	Lehman Brothers Holdings, Inc., 6.50%, due 07/19/17**** †††	312
270,000	Lehman Brothers Holdings, Inc., (MTN), 6.75%, due 12/28/17**** †††	95
279,000	Level 3 Financing, Inc., 3.40%, due 03/01/27 144A	267,115
554,000	Liberty Mutual Group, Inc., 3.95%, due 10/15/50 144A	515,774
254,000	Liberty Mutual Group, Inc., 4.25%, due 06/15/23 144A	258,944
2,883,000	Liberty Mutual Group, Inc., 4.57%, due 02/01/29 144A	3,192,585
190,000	Lions Gate Capital Holdings LLC, 5.88%, due 11/01/24 144A	164,112
145,000	Liquid Telecommunications Financing Plc, 8.50%, due 07/13/22 144A	113,007
1,150,000	Lloyds Banking Group Plc, 2.44% (1 year CMT plus 1.00%), due 02/05/26‡	1,088,119
775,000	Lloyds Banking Group Plc, 4.45%, due 05/08/25	800,850
265,000	Lloyds Banking Group Plc, 7.50% (5 year USD swap plus 4.76%)† †††††	228,967
713,000	Lockheed Martin Corp., 4.70%, due 05/15/46	880,683
212,000	Lowe’s Cos., Inc., 5.00%, due 04/15/40	242,459
304,000	Lowe’s Cos., Inc., 5.13%, due 04/15/50	368,548
284,000	LSC Communications, Inc., 8.75%, due 10/15/23 144A	32,660
185,000	M&T Bank Corp., 5.13% (3 mo. USD LIBOR plus 3.52%)† ††††† ‡	177,754
270,000	Macquarie Bank, Ltd., 4.88%, due 06/10/25 144A	284,532
1,484,000	Macquarie Group, Ltd., 4.15% (3 mo. USD LIBOR plus 1.33%), due 03/27/24 144A	1,554,582
55,000	Magellan Midstream Partners, LP, 4.25%, due 09/15/46	45,968
200,000	Magellan Midstream Partners, LP, 5.15%, due 10/15/43	195,458
115,000	Markel Corp., 4.15%, due 09/17/50	97,149
400,000	Martin Marietta Materials, Inc., 2.50%, due 03/15/30	364,448
230,000	Martin Marietta Materials, Inc., 4.25%, due 07/02/24	238,746

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
328,000	Marvell Technology Group, Ltd., 4.88%, due 06/22/28	340,192
460,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14#	634,663
480,000	Mastercard, Inc., 3.35%, due 03/26/30	532,681
258,000	Mastercard, Inc., 3.85%, due 03/26/50	317,657
162,000	Match Group, Inc., 4.13%, due 08/01/30 144A	145,699
801,000	McDonald’s Corp., (MTN), 3.50%, due 07/01/27	842,786
321,000	MDC Partners, Inc., 6.50%, due 05/01/24 144A	243,157
445,000	MEDNAX, Inc., 5.25%, due 12/01/23 144A	365,458
154,000	MEDNAX, Inc., 6.25%, due 01/15/27 144A	124,752
198,000	Methanex Corp., 4.25%, due 12/01/24	152,547
260,000	Methanex Corp., 5.25%, due 12/15/29	195,712
255,000	MetLife, Inc., 6.40%, due 12/15/66	266,945
200,000	Mexico City Airport Trust, 5.50%, due 07/31/47 144A	165,039
103,000	MGIC Investment Corp., 5.75%, due 08/15/23	94,116
836,000	Microchip Technology, Inc., 4.33%, due 06/01/23	834,543
818,000	Micron Technology, Inc., 4.19%, due 02/15/27	828,729
155,000	Micron Technology, Inc., 4.98%, due 02/06/26	162,852
738,000	Micron Technology, Inc., 5.33%, due 02/06/29	808,838
295,000	Microsoft Corp., 4.00%, due 02/12/55	377,271
288,000	Microsoft Corp., 4.45%, due 11/03/45	380,278
945,000	Morgan Stanley, 3.59% (3 mo. USD LIBOR plus 1.34%), due 07/22/28†	961,370
921,000	Morgan Stanley, 3.88%, due 04/29/24	969,411
325,000	Morgan Stanley, 5.44% (3 mo. USD LIBOR plus 3.61%)† †††††	274,380
785,000	Morgan Stanley, (MTN), 2.70% (SOFR plus 1.14%), due 01/22/31†	770,465
1,301,000	Morgan Stanley, (MTN), 3.13%, due 07/27/26	1,337,187
1,311,000	Morgan Stanley, (MTN), 3.62% (SOFR plus 3.12%), due 04/01/31†	1,374,107
620,000	Morgan Stanley, (MTN), 3.77% (3 mo. USD LIBOR plus 1.14%), due 01/24/29†	654,487
230,000	Morgan Stanley, (MTN), 3.88%, due 01/27/26	246,245
1,000,000	Morgan Stanley, (MTN), 4.35%, due 09/08/26	1,061,653
550,000	Motorola Solutions, Inc., 4.60%, due 02/23/28	561,764
258,000	MPLX, LP, 4.00%, due 03/15/28	224,270
86,000	MPLX, LP, 4.25%, due 12/01/27 144A	69,618
250,000	MPLX, LP, 4.50%, due 04/15/38	195,988
25,000	MPLX, LP, 5.20%, due 03/01/47	20,720
160,000	MPLX, LP, 5.25%, due 01/15/25 144A	137,396
801,000	MPLX, LP, 6.88% (3 mo. USD LIBOR plus 4.65%)† †††††	489,002
145,000	MTN Mauritius Investment, Ltd., 4.76%, due 11/11/24 144A	130,500
154,000	Murphy Oil Corp., 5.75%, due 08/15/25	83,369
435,000	Mylan, Inc., 5.20%, due 04/15/48	391,662
110,000	National CineMedia LLC, 5.88%, due 04/15/28 144A	76,840
62,000	Nationstar Mortgage Holdings, Inc., 6.00%, due 01/15/27 144A	53,049
102,000	Nationstar Mortgage Holdings, Inc., 8.13%, due 07/15/23 144A	100,374
83,000	Nationstar Mortgage Holdings, Inc., 9.13%, due 07/15/26 144A	75,426
220,000	Nationwide Building Society, 3.62% (3 mo. USD LIBOR plus 1.18%), due 04/26/23† 144A	218,957
295,000	Natura Cosmeticos SA, 5.38%, due 02/01/23 144A	276,945
200,000	NBM US Holdings, Inc., 6.63%, due 08/06/29‡ 144A	180,230
340,000	Netflix, Inc., 4.88%, due 04/15/28	352,775
174,000	Netflix, Inc., 4.88%, due 06/15/30 144A	177,602

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
59,000	Netflix, Inc., 5.38%, due 11/15/29 144A	61,549
335,000	Netflix, Inc., 5.88%, due 11/15/28	359,807
445,000	New England Power Co., 3.80%, due 12/05/47 144A	458,875
100,000	Newfield Exploration Co., 5.38%, due 01/01/26	52,396
435,000	Newmont Corp., 2.25%, due 10/01/30	406,988
150,000	Newmont Corp., 2.80%, due 10/01/29	140,312
265,000	Newmont Corp., 3.63%, due 06/09/21	266,126
599,000	NextEra Energy Capital Holdings, Inc., 3.55%, due 05/01/27	611,918
207,000	NextEra Energy Operating Partners, LP, 3.88%, due 10/15/26 144A	197,814
75,000	NextEra Energy Operating Partners, LP, 4.50%, due 09/15/27 144A	73,648
718,000	NIKE, Inc., 2.75%, due 03/27/27	746,762
574,000	NIKE, Inc., 3.25%, due 03/27/40	602,887
220,000	Nippon Life Insurance Co., 5.10% (5 year USD ICE swap plus 3.65%), due 10/16/44† 144A	229,865
670,000	NiSource, Inc., 3.49%, due 05/15/27	678,768
195,000	Nissan Motor Acceptance Corp., 3.45%, due 03/15/23 144A	190,775
115,000	Norbord, Inc., 6.25%, due 04/15/23 144A	111,981
970,000	Norfolk Southern Corp., 4.84%, due 10/01/41	1,139,520
195,000	Northern States Power Co., 3.60%, due 09/15/47	208,795
392,000	Northrop Grumman Corp., 5.25%, due 05/01/50	532,361
300,000	NOVA Chemicals Corp., 4.88%, due 06/01/24‡ 144A	265,126
160,000	NRG Energy, Inc., 3.75%, due 06/15/24 144A	157,415
315,000	Nutrien, Ltd., 4.90%, due 06/01/43	323,116
334,000	NVIDIA Corp., 2.85%, due 04/01/30	349,013
1,385,000	NXP BV/NXP Funding LLC, 4.63%, due 06/01/23 144A	1,427,371
224,000	NXP BV/NXP Funding LLC, 4.88%, due 03/01/24 144A	239,546
222,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.88%, due 06/18/26 144A	216,436
4,576,000	Occidental Petroleum Corp., 9.04%, due 10/10/36‡‡	1,787,493
107,000	ONEOK Partners, LP, 4.90%, due 03/15/25	93,703
655,000	ONEOK, Inc., 3.10%, due 03/15/30	494,589
390,000	ONEOK, Inc., 4.45%, due 09/01/49	303,948
200,000	ONEOK, Inc., 4.95%, due 07/13/47	158,048
200,000	Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, due 02/11/25 144A	137,750
1,542,000	Oracle Corp., 2.50%, due 04/01/25††††	1,558,376
902,000	Oracle Corp., 2.95%, due 04/01/30	910,126
352,000	Otis Worldwide Corp., 2.06%, due 04/05/25 144A	345,244
265,000	Ovintiv, Inc., 6.50%, due 08/15/34	124,649
305,000	Owens Corning, 3.95%, due 08/15/29	289,586
350,000	Owens Corning, 4.30%, due 07/15/47	300,309
155,000	Oztel Holdings SPC, Ltd., 6.63%, due 04/24/28 144A	112,827
557,000	PayPal Holdings, Inc., 2.85%, due 10/01/29	554,562
143,000	PBF Holding Co. LLC/PBF Finance Corp., 6.00%, due 02/15/28 144A	95,452
205,000	PECO Energy Co., 3.70%, due 09/15/47	218,683
580,000	Pennsylvania Electric Co., 3.60%, due 06/01/29 144A	615,393
2,450,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.90%, due 02/01/24 144A	2,437,336
525,000	PepsiCo, Inc., 3.63%, due 03/19/50	625,089
673,000	Petrobras Global Finance BV, 5.09%, due 01/15/30 144A	613,271
185,000	Petrobras Global Finance BV, 5.75%, due 02/01/29	175,482
350,000	Petrobras Global Finance BV, 6.90%, due 03/19/49	341,801

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
345,000	Petroleos Mexicanos, 5.35%, due 02/12/28	243,588
25,000	Petroleos Mexicanos, 5.50%, due 01/21/21	24,206
76,000	Petroleos Mexicanos, 6.35%, due 02/12/48	48,283
270,000	Petroleos Mexicanos, 6.50%, due 03/13/27	201,483
255,000	Petroleos Mexicanos, 6.50%, due 06/02/41	164,775
520,000	Petroleos Mexicanos, 6.75%, due 09/21/47	344,087
380,000	Petroleos Mexicanos, 6.88%, due 08/04/26	292,996
115,000	Petroleos Mexicanos, 7.69%, due 01/23/50‡ 144A	80,535
1,006,000	Phillips 66 Partners, LP, 3.61%, due 02/15/25	956,993
774,000	Phillips 66 Partners, LP, 3.75%, due 03/01/28	715,806
145,000	Piedmont Natural Gas Co., Inc., 3.50%, due 06/01/29	147,064
855,000	Plains All American Pipeline, LP/PAA Finance Corp., 3.55%, due 12/15/29	586,875
65,000	Plains All American Pipeline, LP/PAA Finance Corp., 4.70%, due 06/15/44	42,949
50,000	Plains All American Pipeline, LP/PAA Finance Corp., 5.15%, due 06/01/42	33,208
541,000	PNC Financial Services Group, Inc. (The), 2.20%, due 11/01/24‡	555,611
63,000	PNC Financial Services Group, Inc. (The), 3.15%, due 05/19/27	66,123
146,000	PNC Financial Services Group, Inc. (The), 3.50%, due 01/23/24	147,109
215,000	PNC Financial Services Group, Inc. (The), 4.85% (3 mo. USD LIBOR plus 3.04%)† †††††	182,855
364,000	PNC Financial Services Group, Inc. (The), 6.75% (3 mo. USD LIBOR plus 3.68%)† †††††	343,867
120,000	Post Holdings, Inc., 5.50%, due 12/15/29 144A	125,142
540,000	PPL Capital Funding, Inc., 5.00%, due 03/15/44	578,950
136,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28 144A	118,320
612,000	Procter & Gamble Co. (The), 3.55%, due 03/25/40	715,359
265,000	Prosus NV, 5.50%, due 07/21/25 144A	263,444
90,000	Providence St. Joseph Health Obligated Group, 2.75%, due 10/01/26	96,292
695,000	Prudential Financial, Inc., 5.88% (3 mo. USD LIBOR plus 4.18%), due 09/15/42†	675,331
48,000	PTC, Inc., 4.00%, due 02/15/28 144A	46,454
445,000	Public Service Electric & Gas Co., (MTN), 3.00%, due 05/15/27	455,667
315,000	Public Service Electric & Gas Co., (MTN), 3.20%, due 05/15/29	334,376
1,700,000	Public Service Enterprise Group, Inc., 2.88%, due 06/15/24	1,698,000
85,000	Qorvo, Inc., 5.50%, due 07/15/26	89,324
205,000	Quicken Loans, Inc., 5.75%, due 05/01/25 144A	205,257
200,000	QVC, Inc., 4.38%, due 03/15/23	189,400
125,000	QVC, Inc., 5.13%, due 07/02/22	105,007
130,000	QVC, Inc., 5.45%, due 08/15/34	95,494
87,000	Radian Group, Inc., 4.50%, due 10/01/24	86,456
160,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, due 02/15/25‡ 144A	137,399
128,000	Raymond James Financial, Inc., 4.65%, due 04/01/30	133,413
201,000	Rede D’or Finance Sarl, 4.50%, due 01/22/30‡ 144A	175,423
62,000	Refinitiv US Holdings, Inc., 8.25%, due 11/15/26 144A	65,565
38,000	Refinitiv US Holdings, Inc., 6.25%, due 05/15/26 144A	39,446
200,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, due 04/16/29 144A	177,065
855,000	Royal Bank of Scotland Group Plc, 3.88%, due 09/12/23	879,216
210,000	Royal Bank of Scotland Group Plc, 4.45% (3 mo. USD LIBOR plus 1.87%), due 05/08/30†	219,239
643,000	Royal Bank of Scotland Group Plc, 8.63% (5 year USD swap plus 7.60%)† †††††	630,349
1,200,000	Ryder System, Inc., (MTN), 3.75%, due 06/09/23	1,206,112

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
189,000	Sabine Pass Liquefaction LLC, 4.20%, due 03/15/28‡	162,540
219,000	Sabine Pass Liquefaction LLC, 5.00%, due 03/15/27	186,503
472,000	Sabine Pass Liquefaction LLC, 5.88%, due 06/30/26	427,932
110,000	Sabra Health Care LP REIT, 4.80%, due 06/01/24	111,819
320,000	Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/01/25‡	263,202
290,000	San Diego Gas & Electric Co., 4.15%, due 05/15/48	313,232
490,000	Santander Holdings USA, Inc., 3.24%, due 10/05/26	435,270
217,000	Santander Holdings USA, Inc., 3.40%, due 01/18/23	214,663
615,000	Santander Holdings USA, Inc., 3.50%, due 06/07/24‡	601,421
128,000	Santander Holdings USA, Inc., 4.40%, due 07/13/27	124,036
227,000	Santander UK Group Holdings Plc, 4.75%, due 09/15/25 144A	226,297
200,000	SASOL Financing USA LLC, 5.88%, due 03/27/24	84,083
200,000	SASOL Financing USA LLC, 6.50%, due 09/27/28	82,118
109,000	SBA Communications Corp. REIT, 3.88%, due 02/15/27 144A	110,090
322,000	SBA Tower Trust REIT, 2.84%, due 01/15/50 144A	318,339
385,000	SBA Tower Trust REIT, 3.72%, due 04/09/48 144A	391,427
320,000	Seagate HDD Cayman, 4.75%, due 01/01/25	318,804
193,000	Select Medical Corp., 6.25%, due 08/15/26 144A	194,062
800,000	Shire Acquisitions Investments Ireland DAC, 3.20%, due 09/23/26	811,085
145,000	Simmons Foods, Inc., 5.75%, due 11/01/24 144A	132,538
850,000	Simon Property Group, LP REIT, 6.75%, due 02/01/40	1,054,496
270,000	Sinopec Group Overseas Development 2018, Ltd., 3.68%, due 08/08/49 144A	294,470
520,000	Sirius XM Radio, Inc., 5.00%, due 08/01/27 144A	530,634
225,000	Sirius XM Radio, Inc., 5.38%, due 07/15/26 144A	231,182
195,000	Societe Generale SA, 7.38% (5 year USD swap plus 6.24%)† ††††† 144A	180,370
204,000	SoftBank Group Corp., Reg S, 6.88% (5 year USD ICE swap plus 4.85%)† ††††† ‡‡‡	157,300
200,000	Sotheby’s, 7.38%, due 10/15/27‡ 144A	160,360
335,000	Southern California Edison Co., 4.00%, due 04/01/47	350,653
1,318,000	Southern Co. (The), 3.25%, due 07/01/26	1,315,165
1,260,000	Southern Co. Gas Capital Corp., 2.45%, due 10/01/23	1,277,061
755,000	Southwest Airlines Co., 2.63%, due 02/10/30	636,792
62,000	Springleaf Finance Corp., 6.88%, due 03/15/25	62,905
225,000	Sprint Corp., 7.88%, due 09/15/23	248,363
178,125	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, due 03/20/23 144A	177,902
25,000	Standard Industries, Inc., 4.75%, due 01/15/28 144A	23,198
583,000	Starbucks Corp., 2.00%, due 03/12/27	552,523
438,000	Starbucks Corp., 2.25%, due 03/12/30	415,658
380,000	State Street Corp., 2.90% (SOFR plus 2.60%), due 03/30/26† 144A	389,247
330,000	State Street Corp., 3.15% (SOFR plus 2.65%), due 03/30/31 144A	338,731
18,000	Stearns Holdings LLC/Escrow, 9.38%, due 08/15/20**** ^	1,528
473	Stearns Holdings LLC/Stearns Co-Issuer, Inc., 5.00%, due 11/05/24 144A	312
186,000	Stifel Financial Corp., 4.25%, due 07/18/24	189,549
922,000	Sunoco Logistics Partners Operations, LP, 3.45%, due 01/15/23	795,339
350,000	Sunoco Logistics Partners Operations, LP, 3.90%, due 07/15/26	293,432
150,000	Sunoco Logistics Partners Operations, LP, 5.30%, due 04/01/44	118,528
367,000	Sunoco Logistics Partners Operations, LP, 5.40%, due 10/01/47	293,621
248,000	Syngenta Finance NV, 4.44%, due 04/24/23 144A	233,920
113,000	Sysco Corp., 5.95%, due 04/01/30††††	118,852

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
466,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 5.88%, due 04/15/26‡	389,400
207,000	Target Corp., 2.25%, due 04/15/25	211,332
110,000	Taylor Morrison Communities, Inc., 5.88%, due 06/15/27 144A	102,931
150,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 03/01/24 144A	142,312
672,000	Teachers Insurance & Annuity Association of America, 4.27%, due 05/15/47‡‡‡‡	647,685
34,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39‡‡‡‡	47,341
40,000	Team Health Holdings, Inc., 6.38%, due 02/01/25 144A	15,162
161,000	Tech Data Corp., 3.70%, due 02/15/22	159,529
224,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, due 07/15/23 144A	199,081
173,000	Telecom Argentina SA, 6.50%, due 06/15/21 144A	147,293
158,000	Telecom Argentina SA, 8.00%, due 07/18/26 144A	120,141
293,000	Telecom Italia Capital SA, 7.20%, due 07/18/36	305,540
205,000	Telecom Italia SpA, 5.30%, due 05/30/24 144A	207,569
891,000	Telefonaktiebolaget LM Ericsson, 4.13%, due 05/15/22	888,790
200,000	Telefonica Celular del Paraguay SA, 5.88%, due 04/15/27 144A	182,091
90,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, due 06/01/25 144A	83,028
169,000	Tervita Corp., 7.63%, due 12/01/21 144A	119,441
612,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26	520,154
1,354,000	Textron, Inc., 3.00%, due 06/01/30	1,268,453
70,000	Time Warner Cable LLC, 4.13%, due 02/15/21	70,222
347,000	TJX Cos., Inc., 3.50%, due 04/15/25	355,094
425,000	TJX Cos., Inc., 3.88%, due 04/15/30	439,674
320,000	Toronto-Dominion Bank (The), (MTN), 3.25%, due 03/11/24	337,800
2,018,000	Toyota Motor Credit Corp., (MTN), 3.00%, due 04/01/25††††	2,025,788
171,000	TransCanada PipeLines, Ltd., 4.25%, due 05/15/28‡	173,021
500,000	Transcontinental Gas Pipe Line Co. LLC, 4.60%, due 03/15/48	497,938
591,000	TransDigm, Inc., 5.50%, due 11/15/27 144A	533,703
55,000	Trident TPI Holdings, Inc., 6.63%, due 11/01/25 144A	44,619
1,040,000	Truist Bank, 2.25%, due 03/11/30	952,179
225,000	Twin River Worldwide Holdings, Inc., 6.75%, due 06/01/27 144A	170,672
61,000	Twitter, Inc., 3.88%, due 12/15/27 144A	59,132
430,000	Tyson Foods, Inc., 5.10%, due 09/28/48	534,964
398,000	Uber Technologies, Inc., 7.50%, due 09/15/27 144A	395,920
1,897,000	UBS Group AG, 4.13%, due 04/15/26 144A	1,925,838
185,000	UBS Group AG, 7.00% (5 year USD swap plus 4.34%)† ††††† ‡ 144A	174,029
2,666,780	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.00%, due 10/11/27	2,642,536
305,040	United Airlines Pass Through Trust, Series 2014-2, Class A, 3.75%, due 03/03/28	307,908
106,881	United Airlines Pass Through Trust, Series 2014-2, Class B, 4.63%, due 03/03/24	100,118
227,439	United Airlines Pass Through Trust, Series 2016-1, Class A, 3.45%, due 01/07/30	211,163
183,972	United Airlines Pass Through Trust, Series 2016-1, Class B, 3.65%, due 07/07/27	150,409
89,729	United Airlines Pass Through Trust, Series 2018-1, Class B, 4.60%, due 09/01/27	78,447
204,576	United Airlines Pass Through Trust, Series 2019-1 Class A, 4.55%, due 02/25/33	208,074
296,000	United Parcel Service, Inc., 3.90%, due 04/01/25	321,726
268,000	United Parcel Service, Inc., 5.30%, due 04/01/50	352,567
142,000	United Rentals North America, Inc., 3.88%, due 11/15/27	134,978
530,000	United Rentals North America, Inc., 4.88%, due 01/15/28	517,041

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
35,000	United Rentals North America, Inc., 5.25%, due 01/15/30	35,184
225,000	United Rentals North America, Inc., 5.50%, due 05/15/27	228,786
5,000	United Rentals North America, Inc., 5.88%, due 09/15/26	5,102
200,000	Universal Health Services, Inc., 4.75%, due 08/01/22 144A	200,372
210,000	Universal Health Services, Inc., 5.00%, due 06/01/26 144A	211,269
120,000	University of Chicago (The), 2.76%, due 04/01/45	113,509
84,834	US Airways Pass Through Trust, Series 2010-1, Class A, 6.25%, due 10/22/24	87,419
99,454	US Airways Pass Through Trust, Series 2012-1, Class A, 5.90%, due 04/01/26	100,406
1,163,675	US Airways Pass Through Trust, Series 2012-2, Class A, 4.63%, due 12/03/26	1,154,369
490,000	Valero Energy Corp., 3.40%, due 09/15/26	440,575
125,000	Valvoline, Inc., 4.25%, due 02/15/30 144A	117,878
275,000	Vector Group, Ltd., 6.13%, due 02/01/25 144A	252,304
216,000	Ventas Realty, LP REIT, 3.50%, due 02/01/25	212,034
70,000	VeriSign, Inc., 4.75%, due 07/15/27	72,936
134,000	VeriSign, Inc., 5.25%, due 04/01/25	138,858
85,000	Verizon Communications, Inc., 3.00%, due 03/22/27‡	89,632
85,000	Verizon Communications, Inc., 4.00%, due 03/22/50	100,985
235,000	Verizon Communications, Inc., 4.40%, due 11/01/34	275,167
1,684,000	Verizon Communications, Inc., 4.86%, due 08/21/46	2,206,703
1,000,000	ViacomCBS, Inc., 3.70%, due 08/15/24	978,023
500,000	ViacomCBS, Inc., 4.38%, due 03/15/43	445,254
618,000	ViacomCBS, Inc., 4.75%, due 05/15/25††††	621,575
36,000	VICI Properties, LP/VICI Note Co., Inc. REIT, 4.63%, due 12/01/29 144A	33,045
1,400,000	Virginia Electric & Power Co., 3.15%, due 01/15/26	1,458,864
173,000	VISA, Inc., 2.70%, due 04/15/40††††	171,727
460,000	Vistra Operations Co. LLC, 3.55%, due 07/15/24 144A	433,737
336,000	Vistra Operations Co. LLC, 3.70%, due 01/30/27 144A	300,051
340,000	Vistra Operations Co. LLC, 4.30%, due 07/15/29 144A	302,688
135,000	Vistra Operations Co. LLC, 5.00%, due 07/31/27 144A	137,774
502,000	Vodafone Group Plc, 7.00% (5 year USD swap plus 4.87%), due 04/04/79† ‡	537,327
933,000	Volkswagen Group of America Finance LLC, 4.63%, due 11/13/25 144A	964,184
390,000	Voya Financial, Inc., 5.65% (3 mo. USD LIBOR plus 3.58%), due 05/15/53† ‡	353,631
1,178,000	Voya Financial, Inc., 3.13%, due 07/15/24	1,172,843
634,000	Walt Disney Co. (The), 3.35%, due 03/24/25	692,374
598,000	Walt Disney Co. (The), 4.70%, due 03/23/50	788,385
936,000	Wells Fargo & Co., 5.88% (3 mo. USD LIBOR plus 3.99%)† †††††	950,691
765,000	Wells Fargo & Co., (MTN), 2.57% (3 mo. USD LIBOR plus 1.00%), due 02/11/31†	734,612
708,000	Welltower, Inc. REIT, 4.50%, due 01/15/24	731,101
288,000	Williams Cos., Inc. (The), 3.75%, due 06/15/27	264,389
468,000	Williams Cos., Inc. (The), 4.55%, due 06/24/24	428,679
95,000	Williams Cos., Inc. (The), 5.75%, due 06/24/44	99,420
85,000	WMG Acquisition Corp., 4.88%, due 11/01/24 144A	83,618
117,000	WMG Acquisition Corp., 5.50%, due 04/15/26 144A	115,367
159,000	WPX Energy, Inc., 4.50%, due 01/15/30	86,933
50,000	WPX Energy, Inc., 5.25%, due 09/15/24	30,874
216,000	WPX Energy, Inc., 5.25%, due 10/15/27	119,999
135,000	Wyndham Destinations, Inc., 4.63%, due 03/01/30 144A	104,709
116,000	XPO Logistics, Inc., 6.50%, due 06/15/22 144A	116,909

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Corporate Debt — continued
153,000	Yum! Brands, Inc., 4.75%, due 01/15/30 144A	144,669
581,000	Zimmer Biomet Holdings, Inc., 3.05%, due 01/15/26	571,028

		315,144,903

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — 10.1%
465,990	Arroyo Mortgage Trust CMO, Series 2018-1, Class A1, 3.76%, due 04/25/48◆◆ 144A	456,744
290,886	Arroyo Mortgage Trust CMO, Series 2019-2, Class A1, 3.35%, due 04/25/49◆◆ 144A	279,469
189,633	Arroyo Mortgage Trust CMO, Series 2019-3, Class A1, 2.96%, due 10/25/48◆◆144A	179,799
147,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.84%, due 11/05/32◆◆144A	120,419
1,200,000	BANK, Series 2019-BNK20, Class A2, 2.76%, due 09/15/62	1,256,914
850,000	BANK, Series 2019-BNK23, Class A2, 2.67%, due 12/15/52	883,778
1,806,000	BANK, Series 2020-BNK26, Class A2, 2.04%, due 03/15/63	1,795,282
1,800,000	BANK, Series 2020-BNK26, Class A3, 2.31%, due 03/15/63	1,784,170
193,000	Barclays Commercial Mortgage Trust, Series 2019-C5, Class A2, 3.04%, due 11/15/52	201,305
3,000,000	BBCMS Mortgage Trust, Series 2018-TALL, Class A, 1.43% (1 mo. USD LIBOR plus 0.72%), due 03/15/37† 144A	2,835,718
207,000	BBCMS Mortgage Trust, Series 2018-TALL, Class E, 3.14% (1 mo. USD LIBOR plus 2.44%), due 03/15/37† 144A	170,834
130,000	BBCMS Mortgage Trust, Series 2020-C6, Class A2, 2.69%, due 02/15/53	135,275
200,000	BBCMS Trust, Series 2015-SRCH, Class D, 4.96%, due 08/10/35◆◆144A	177,961
17,745	Bellemeade Re, Ltd. CMO, Series 2017-1, Class M1, 2.65% (1 mo. USD LIBOR plus 1.70%), due 10/25/27† 144A	17,726
182,938	Bellemeade Re, Ltd. CMO, Series 2018-1A, Class M1B, 2.55% (1 mo. USD LIBOR plus 1.60%), due 04/25/28† 144A	181,989
168,782	Bellemeade Re, Ltd. CMO, Series 2019-3A, Class M1A, 2.05% (1 mo. USD LIBOR plus 1.10%), due 07/25/29† ‡‡‡‡	168,165
150,000	Bellemeade Re, Ltd. CMO, Series 2019-3A, Class M1B, 2.55% (1 mo. USD LIBOR plus 1.60%), due 07/25/29† 144A	128,521
235,000	Benchmark Mortgage Trust, Series 2019-B10, Class A2, 3.61%, due 03/15/62	249,233
235,000	Benchmark Mortgage Trust, Series 2019-B11, Class A2, 3.41%, due 05/15/52	248,121
320,000	Benchmark Mortgage Trust, Series 2019-B12, Class A2, 3.00%, due 08/15/52	333,137
270,000	Benchmark Mortgage Trust, Series 2019-B13, Class A2, 2.89%, due 08/15/57	279,922
324,000	Benchmark Mortgage Trust, Series 2019-B14, Class A2, 2.91%, due 12/15/62	336,772
1,350,000	Benchmark Mortgage Trust, Series 2019-B15, Class A4, 2.67%, due 12/15/72	1,403,506
657,000	Benchmark Mortgage Trust, Series 2019-B15, Class A5, 2.93%, due 12/15/72	696,580
600,000	Benchmark Mortgage Trust, Series 2020-B17, Class A4, 2.04%, due 03/15/53	591,430
143,763	BRAVO Residential Funding Trust CMO, Series 2019-NQM1, Class A1, 2.67%, due 07/25/59◆◆ 144A	141,894
215,000	BX Commercial Mortgage Trust, Series 2018-BIOA, Class D, 2.03% (1 mo. USD LIBOR plus 1.32%), due 03/15/37† 144A	185,936
1,621,315	BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1.62% (1 mo. USD LIBOR plus 0.92%), due 10/15/36† 144A	1,565,509
1,200,000	CD Mortgage Trust, Series 2019-CD8, Class A3, 2.66%, due 08/15/57	1,242,500
700,000	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A3, 3.01%, due 05/10/58	720,660
2,500,000	CFCRE Commercial Mortgage Trust, Series 2016-C6, Class A2, 2.95%, due 11/10/49	2,569,281
219,250	CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 2.85% (1 mo. USD LIBOR plus 2.15%), due 07/15/32† 144A	189,157

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
206,000	CHT Mortgage Trust, Series 2017-CSMO, Class D, 2.95% (1 mo. USD LIBOR plus 2.25%), due 11/15/36† 144A	189,385
149,245	CIM Trust CMO, Series 2017-2, Class A1, 3.58% (1 mo. USD LIBOR plus 2.00%), due 12/25/57† 144A	154,741
569,909	CIM Trust CMO, Series 2017-3, Class A1, 3.58% (1 mo. USD LIBOR plus 2.00%), due 01/25/57† 144A	566,943
541,471	CIM Trust CMO, Series 2017-6, Class A1, 3.02%, due 06/25/57◆◆144A	510,737
1,772,000	Citigroup Commercial Mortgage Trust, Series 2016-P5, Class A2, 2.40%, due 10/10/49	1,789,617
1,300,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A3, 2.86%, due 12/15/72	1,354,007
115,000	Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, due 05/10/36 144A	111,109
110,000	Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.15%, due 01/10/36 144A	114,014
27,500,000	Citigroup Commercial Mortgage Trust, (IO), Series 2014-GC21, Class XB, 0.44%, due 05/10/47◆◆	491,120
89,303	COLT Mortgage Loan Trust CMO, Series 2019-2, Class A1, 3.34%, due 05/25/49◆◆ 144A	87,495
138,801	COLT Mortgage Loan Trust CMO, Series 2020-1, Class A1, 2.49%, due 02/25/50◆◆ 144A	135,633
221,000	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.93%, due 12/10/44◆◆	224,660
235,000	Commercial Mortgage Trust, Series 2013-300P, Class D, 4.39%, due 08/10/30◆◆ 144A	235,682
714,112	Commercial Mortgage Trust, Series 2013-LC6, Class A4, 2.94%, due 01/10/46	731,680
470,000	Commercial Mortgage Trust, Series 2014-CR20, Class A3, 3.33%, due 11/10/47	495,054
4,166	Commercial Mortgage Trust, Series 2014-UBS2, Class A2, 2.82%, due 03/10/47	4,157
1,015,727	Commercial Mortgage Trust, Series 2015-CR25, Class A3, 3.51%, due 08/10/48	1,071,210
2,500,000	Commercial Mortgage Trust, Series 2015-CR26, Class A3, 3.36%, due 10/10/48	2,608,859
125,000	Commercial Mortgage Trust, Series 2016-CR28, Class A3, 3.50%, due 02/10/49	131,768
78,000	Commercial Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, due 02/10/37 144A	70,893
355,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 2.30% (1 mo. USD LIBOR plus 1.60%), due 05/15/36† 144A	324,767
512,740	Credit Suisse Mortgage Trust CMO, Series 2017-HL1, Class A3, 3.50%, due 06/25/47 144A	508,996
714,531	Credit Suisse Mortgage Trust CMO, Series 2018-RPL9, Class A, 3.85%, due 09/25/57◆◆ 144A	724,411
330,381	Credit Suisse Mortgage Trust CMO, Series 2019-AFC1, Class A1, 2.57%, due 07/25/49†† 144A	319,129
213,908	Credit Suisse Mortgage Trust CMO, Series 2020-AFC1, Class A1, 2.24%, due 02/25/50◆◆ 144A	191,281
1,138,797	Credit Suisse Mortgage Trust CMO, Reg S, Series 2020-WL1, Class A, 2.35% (1 mo. USD LIBOR plus 1.40%), due 12/26/59† ‡‡‡ 144A	1,138,797
1,100,000	CSAIL Commercial Mortgage Trust, Series 2017-C8, Class A3, 3.13%, due 06/15/50	1,140,101
775,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A4, 3.19%, due 11/15/50	806,310
1,050,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A3, 2.72%, due 12/15/52	1,078,332
885,289	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-3, Class MA, 3.50%, due 08/25/57	935,963
2,048,063	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-4, Class MA, 3.50%, due 03/25/58	2,167,465

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
1,443,587	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-2, Class MA, 3.50%, due 08/25/58	1,531,628
1,723,926	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-1, Class MA, 2.50%, due 08/25/59	1,755,260
206,529	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2016-HQA4, Class M2, 2.25% (1 mo. USD LIBOR plus 1.30%), due 04/25/29†	210,508
180,079	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2017-DNA1, Class M1, 2.15% (1 mo. USD LIBOR plus 1.20%), due 07/25/29†	179,371
496,172	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2017-DNA3, Class M1, 1.70% (1 mo. USD LIBOR plus 0.75%), due 03/25/30†	489,133
100,737	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2018-DNA3, Class M1, 1.70% (1 mo. USD LIBOR plus 0.75%), due 09/25/48† 144A	99,364
56,454	FHLMC Structured Agency Credit Risk Debt Notes CMO, Series 2019-HRP1, Class M1, 1.70% (1 mo. USD LIBOR plus 0.75%), due 02/25/49† 144A	55,420
84,261	FNMA Connecticut Avenue Securities CMO, Series 2018-C06, Class 1M2, 3.63% (1 mo. USD LIBOR plus 2.00%), due 03/25/31†	75,048
854,082	GCAT LLC CMO, Series 2019-4, Class A1, 3.23%, due 11/26/49†† 144A	837,614
326,739	GCAT LLC CMO, Series 2019-NQM1, Class A1, 2.99%, due 02/25/59†† 144A	322,193
414,222	GCAT LLC CMO, Series 2020-NQM1, Class A1, 2.25%, due 01/25/60†† 144A	398,500
1,117,205	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, due 05/10/45	1,132,361
900,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	932,901
260,000	GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.12%, due 05/10/50	268,151
125,000	GS Mortgage Securities Trust, Series 2015-GC34, Class A4, 3.51%, due 10/10/48	134,153
285,000	GS Mortgage Securities Trust, Series 2019-GC39, Class A2, 3.46%, due 05/10/52	300,312
300,000	GS Mortgage Securities Trust, Series 2019-GC40, Class A2, 2.97%, due 07/10/52	311,108
196,000	GS Mortgage Securities Trust, Series 2020-UPTN, Class A, 2.75%, due 02/10/37 144A	192,342
100,000	Hilton Orlando Trust, Series 2018-ORL, Class D, 2.40% (1 mo. USD LIBOR plus 1.70%), due 12/15/34† 144A	79,799
100,000	Hudsons Bay Simon JV Trust, Series 2015-HBFL, Class DFL, 5.57% (1 mo. USD LIBOR plus 3.90%), due 08/05/34† 144A	89,443
170,000	IMT Trust, Series 2017-APTS, Class CFX, 3.50%, due 06/15/34◆◆144A	158,426
215,000	Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.17%, due 05/15/48◆◆144A	218,229
1,725,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A3, 3.67%, due 04/15/47	1,751,161
245,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3, 3.80%, due 08/15/48	265,542
664,488	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A2, 2.82%, due 11/15/48	666,175
95,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A4, 3.31%, due 03/15/49	101,010
700,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class A3A, 2.88%, due 06/15/49	733,920
1,300,000	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, due 03/15/50	1,405,737
1,133,835	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A4, 4.72%, due 02/15/46 144A	1,149,468
1,449,919	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4, 2.69%, due 04/15/46	1,467,312

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
430,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A4, 3.65%, due 01/15/49	464,739
760,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A3, 2.56%, due 08/15/49	749,645
1,600,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP6, Class A3, 3.11%, due 07/15/50	1,652,186
938,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A2, 3.15%, due 06/13/52	978,467
181,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN, Class AFX, 2.81%, due 01/16/37 144A	183,208
647,399	JPMorgan Mortgage Trust CMO, Series 2016-1, Class A5, 3.50%, due 05/25/46 144A	644,525
420,445	JPMorgan Mortgage Trust CMO, Series 2016-4, Class A5, 3.50%, due 10/25/46 144A	426,959
958,564	JPMorgan Mortgage Trust CMO, Series 2017-2, Class A5, 3.50%, due 05/25/47 144A	952,096
705,210	JPMorgan Mortgage Trust CMO, Series 2018-4, Class A15, 3.50%, due 10/25/48 144A	704,430
130,000	KNDL Mortgage Trust, Series 2019-KNSQ, Class D, 2.05% (1 mo. USD LIBOR plus 1.35%), due 05/15/36† 144A	108,632
478,910	Legacy Mortgage Asset Trust CMO, Series 2019-PRI, Class A1, 3.86%, due 09/25/59†† 144A	474,189
296,679	Legacy Mortgage Asset Trust CMO, Series 2020-GS1, Class A1, 2.88%, due 10/25/59†† 144A	296,795
77,545	MetLife Securization Trust CMO, Series 2018-1A, Class A, 3.75%, due 03/25/57◆◆144A	78,672
173,233	Mill City Mortgage Loan Trust CMO, Series 2019-1, Class A1, 3.25%, due 10/25/69◆◆144A	175,851
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	101,294
1,600,000	Morgan Stanley Capital I Trust, Series 2016-UB11, Class A3, 2.53%, due 08/15/49	1,604,856
212,000	Morgan Stanley Capital I Trust, Series 2017-CLS, Class D, 2.10% (1 mo. USD LIBOR plus 1.40%), due 11/15/34† 144A	198,822
2,600,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A3, 3.16%, due 06/15/52	2,759,984
200,000	Mortgage Insurance-Linked Notes CMO, Series 2020-1, Class M1B, 2.40% (1 mo. USD LIBOR plus 1.45%), due 02/25/30† 144A	184,038
95,000	Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class D, 3.79%, due 11/15/32◆◆ 144A	93,319
165,000	Natixis Commercial Mortgage Securities Trust, Series 2018-ALXA, Class C, 4.32%, due 01/15/43◆◆ 144A	151,893
332,001	New Residential Mortgage Loan Trust CMO, Series 2018-1A, Class A1A, 4.00%, due 12/25/57◆◆ 144A	345,586
177,959	New Residential Mortgage Loan Trust CMO, Series 2018-4A, Class A1S, 1.70% (1 mo. USD LIBOR plus 0.75%), due 01/25/48† 144A	167,225
91,010	Oaktown Re III, Ltd. CMO, Series 2019-1A, Class M1A, 2.35% (1 mo. USD LIBOR plus 1.40%), due 07/25/29† 144A	90,696
1,310,537	Park Avenue Funding Trust CMO, Series 2019-4, Class PT, 2.46% (1 mo. USD LIBOR plus 1.50%), due 05/27/21† 144A	1,311,273
4,527	Provident Funding Mortgage Loan Trust CMO, Series 2005-1, Class 2A1, 3.95%, due 05/25/35◆◆	4,521
720,811	PSMC Trust, Series 2019-1, Class A3, 4.00%, due 07/25/49 144A	717,624
79,145	Radnor RE, Ltd. CMO, Series 2018-1, Class M1, 2.35% (1 mo. USD LIBOR plus 1.40%), due 03/25/28† 144A	79,029

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
2,210,000	Sequoia Mortgage Trust, Series 2020-3, Class A4, 3.00%, due 04/25/50 144A	2,220,618
72,873	Starwood Mortgage Residential Trust CMO, Series 2018-IMC1, Class A1, 3.79%, due 03/25/48◆◆ 144A	71,482
174,155	Starwood Mortgage Residential Trust CMO, Series 2020-1, Class A1, 2.28%, due 02/25/50◆◆ 144A	167,287
89,418	Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25%, due 07/25/58◆◆ 144A	91,078
353,009	Towd Point Mortgage Trust, Series 2018-6, Class A1A, 3.75%, due 03/25/58◆◆ 144A	364,740
115,000	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.91%, due 10/25/53◆◆ 144A	108,256
265,000	Towd Point Mortgage Trust, Series 2015-2, Class 1M2, 3.76%, due 11/25/60◆◆ 144A	251,486
62,945	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, due 10/25/56◆◆ 144A	63,366
590,046	Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75%, due 06/25/57◆◆ 144A	577,881
668,673	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, due 10/25/57◆◆ 144A	669,629
642,498	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, due 01/25/58◆◆ 144A	649,462
215,027	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.75%, due 05/25/58◆◆ 144A	216,156
331,430	Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.00%, due 06/25/58◆◆ 144A	327,840
245,003	Towd Point Mortgage Trust, Series 2018-5, Class A1, 3.25%, due 07/25/58◆◆ 144A	248,779
172,395	Towd Point Mortgage Trust, Series 2019-1, Class A1, 3.75%, due 03/25/58◆◆ 144A	177,202
211,667	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.90%, due 10/25/59◆◆ 144A	207,345
88,685	Towd Point Mortgage Trust, Series 2019-HY3, Class A1A, 1.95% (1 mo. USD LIBOR plus 1.00%), due 10/25/59† 144A	86,842
675,000	UBS Commercial Mortgage Trust, Series 2017-C2, Class ASB, 3.26%, due 08/15/50	712,116
2,259,801	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, 3.09%, due 08/10/49	2,284,588
525,722	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A3, 2.92%, due 03/10/46	534,411
1,523,797	UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, due 01/10/45	1,546,803
240,000	VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.95%, due 12/13/29◆◆ 144A	237,311
14,856	WaMu Mortgage Pass Through Certificates CMO, Series 2003-AR9, Class 1A7, 4.31%, due 09/25/33◆◆	13,273
1,500,000	Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class A2, 2.40%, due 08/15/49	1,437,942
3,000,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6, Class A3, 2.64%, due 11/15/49	3,028,702
950,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, 3.19%, due 07/15/50	998,802
1,400,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RB1, Class A4, 3.37%, due 03/15/50	1,501,958
110,000	Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class D, 2.35% (1 mo. USD LIBOR plus 1.65%), due 12/15/34† 144A	86,876
1,198,785	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.87%, due 02/15/44◆◆ 144A	1,215,404
1,360,000	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.90%, due 06/15/44 144A	1,391,220

		96,443,021

	Mortgage Backed Securities - U.S. Government Agency Obligations — 28.1%
496,763	FHLMC Gold, Pool # A89870, 4.50%, due 11/01/39	544,755
392,568	FHLMC Gold, Pool # A96970, 4.00%, due 02/01/41	424,521

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
675,469	FHLMC Gold, Pool # C91908, 3.00%, due 01/01/37	716,103
530,943	FHLMC Gold, Pool # G06231, 4.00%, due 12/01/40	574,256
244,574	FHLMC Gold, Pool # G06409, 6.00%, due 11/01/39	282,412
126,186	FHLMC Gold, Pool # G06875, 5.50%, due 12/01/38	143,316
472,950	FHLMC Gold, Pool # G07021, 5.00%, due 09/01/39	526,737
626,334	FHLMC Gold, Pool # G08672, 4.00%, due 10/01/45	678,127
871,658	FHLMC Gold, Pool # G08726, 3.00%, due 10/01/46	921,306
140,642	FHLMC Gold, Pool # G08735, 4.50%, due 10/01/46	152,834
81,978	FHLMC Gold, Pool # G08748, 3.50%, due 02/01/47	87,225
1,223,338	FHLMC Gold, Pool # G08749, 4.00%, due 02/01/47	1,316,389
780,823	FHLMC Gold, Pool # G08771, 4.00%, due 07/01/47	837,809
622,605	FHLMC Gold, Pool # G08786, 4.50%, due 10/01/47	676,236
654,181	FHLMC Gold, Pool # G08805, 4.00%, due 03/01/48	704,416
4,338,147	FHLMC Gold, Pool # G08883, 4.50%, due 06/01/49	4,674,442
220,131	FHLMC Gold, Pool # G16177, 2.00%, due 01/01/32	227,149
377,086	FHLMC Gold, Pool # G16501, 3.00%, due 04/01/33	399,133
1,403,010	FHLMC Gold, Pool # G16634, 3.00%, due 10/01/31	1,482,130
1,401,115	FHLMC Gold, Pool # G60564, 5.00%, due 02/01/42	1,555,596
1,402,013	FHLMC Gold, Pool # G60722, 3.00%, due 10/01/46	1,482,766
621,749	FHLMC Gold, Pool # G60767, 3.50%, due 10/01/46	667,078
325,414	FHLMC Gold, Pool # G60788, 3.50%, due 12/01/46	348,023
1,306,562	FHLMC Gold, Pool # G60804, 4.50%, due 05/01/42	1,430,573
1,575,062	FHLMC Gold, Pool # G60931, 3.00%, due 02/01/47	1,674,992
1,698,322	FHLMC Gold, Pool # G60934, 3.50%, due 06/01/45	1,825,611
1,859,046	FHLMC Gold, Pool # G60985, 3.00%, due 05/01/47	1,967,234
1,236,828	FHLMC Gold, Pool # G61748, 3.50%, due 11/01/48	1,327,919
1,515,649	FHLMC Gold, Pool # G61891, 4.00%, due 05/01/48	1,628,089
194,077	FHLMC Gold, Pool # G61948, 4.00%, due 12/01/48	207,725
629,513	FHLMC Gold, Pool # G61995, 4.00%, due 11/01/44	682,536
1,092,886	FHLMC Gold, Pool # G67703, 3.50%, due 04/01/47	1,173,500
135,676	FHLMC Gold, Pool # J16432, 3.50%, due 08/01/26	143,182
149,999	FHLMC Gold, Pool # J17763, 3.50%, due 01/01/27	158,825
419,950	FHLMC Gold, Pool # J24414, 2.50%, due 06/01/28	439,030
504,385	FHLMC Gold, Pool # J34888, 2.50%, due 07/01/31	526,063
954,389	FHLMC Gold, Pool # Q09224, 4.00%, due 07/01/42	1,047,141
213,443	FHLMC Gold, Pool # Q11218, 3.50%, due 09/01/42	229,420
418,487	FHLMC Gold, Pool # Q12052, 3.50%, due 10/01/42	449,791
872,668	FHLMC Gold, Pool # Q12862, 3.50%, due 11/01/42	938,221
398,852	FHLMC Gold, Pool # Q17792, 3.50%, due 05/01/43	428,523
1,676,758	FHLMC Gold, Pool # Q34842, 3.00%, due 07/01/45	1,775,792
1,260,013	FHLMC Gold, Pool # Q36815, 4.00%, due 10/01/45	1,364,502
1,531,249	FHLMC Gold, Pool # Q41918, 3.50%, due 07/01/46	1,644,310
1,176,056	FHLMC Gold, Pool # Q42618, 3.00%, due 08/01/46	1,243,271
1,220,348	FHLMC Gold, Pool # Q44455, 3.50%, due 11/01/46	1,305,191
466,634	FHLMC Gold, Pool # Q44963, 3.50%, due 12/01/46	497,779
1,258,663	FHLMC Gold, Pool # Q45741, 3.50%, due 01/01/47	1,351,507
171,438	FHLMC Gold, Pool # Q49494, 4.50%, due 07/01/47	186,455
558,113	FHLMC Gold, Pool # Q52312, 4.00%, due 11/01/47	600,302
698,730	FHLMC Gold, Pool # Q54957, 4.00%, due 03/01/48	753,528

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
335,308	FHLMC Gold, Pool # V60565, 3.00%, due 06/01/29	353,590
835,955	FHLMC Gold, Pool # V60599, 3.00%, due 09/01/29	881,458
1,187,502	FHLMC Gold, Pool # V82292, 4.00%, due 04/01/46	1,285,482
1,423,571	FHLMC Gold, Pool # V82515, 3.50%, due 06/01/46	1,518,263
352,375	FHLMC Gold, Pool # V82848, 3.00%, due 12/01/46	373,433
320,000	FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class A2, 3.24%, due 09/25/24	349,211
375,000	FHLMC Multifamily Structured Pass Through Certificates, Series K043, Class A2, 3.06%, due 12/25/24	407,745
550,000	FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class AM, 3.17%, due 09/25/26◆◆	612,056
1,800,000	FHLMC Multifamily Structured Pass Through Certificates, Series K069, Class AM, 3.25%, due 09/25/27◆◆	2,045,649
325,000	FHLMC Multifamily Structured Pass Through Certificates, Series K083, Class AM, 4.03%, due 10/25/28◆◆	394,364
200,000	FHLMC Multifamily Structured Pass Through Certificates, Series K086, Class AM, 3.92%, due 12/25/28◆◆	241,467
900,000	FHLMC Multifamily Structured Pass Through Certificates, Series K157, Class A2, 3.99%, due 05/25/33◆◆	1,085,488
209,000	FHLMC Multifamily Structured Pass Through Certificates, Series K728, Class A2, 3.06%, due 08/25/24◆◆	224,556
344,000	FHLMC Multifamily Structured Pass Through Certificates, Series K729, Class A2, 3.14%, due 10/25/24	371,478
1,100,000	FHLMC Multifamily Structured Pass Through Certificates, Series KC07, Class ASB, 2.18%, due 08/25/29	1,155,158
490,000	FHLMC Multifamily Structured Pass Through Certificates, Series KIR3, Class A1, 3.04%, due 08/25/27	544,945
389,255	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K007, Class X1, 0.73%, due 04/25/20◆◆	4
25,232,296	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K025, Class X1, 0.82%, due 10/25/22◆◆	445,514
79,686	FHLMC Reference REMIC CMO, Series R007, Class ZA, 6.00%, due 05/15/36	94,889
3,725,578	FNMA, Pool # AC3668, 4.50%, due 10/01/39	4,085,929
995,079	FNMA, Pool # AI4815, 4.50%, due 06/01/41	1,092,284
2,793,356	FNMA, Pool # BN6216, 4.50%, due 03/01/49	3,075,511
1,559,441	FNMA, Pool # BO5387, 3.50%, due 12/01/49	1,661,726
5,094,228	FNMA, Pool # FM2217, 3.00%, due 03/01/47	5,404,455
3,452,626	FNMA, Pool # FM2226, 3.00%, due 09/01/46	3,663,006
1,425,000	FNMA, Pool # FM2570, 4.50%, due 04/01/48	1,566,134
956,947	FNMA REMIC CMO, Series 2011-59, Class NZ, 5.50%, due 07/25/41	1,111,275
19,408	FNMA REMIC CMO, Series 2012-28, Class B, 6.50%, due 06/25/39	21,301
1,700,000	FNMA-ACES, Series 2015-M10, Class A2, 3.09%, due 04/25/27◆◆	1,860,750
373,982	FNMA-ACES, Series 2015-M8, Class AB2, 2.83%, due 01/25/25◆◆	400,096
170,017	FNMA-ACES, Series 2016-M7, Class AB2, 2.38%, due 09/25/26	176,813
500,000	FNMA-ACES, Series 2017-M1, Class A2, 2.42%, due 10/25/26◆◆	526,172
421,687	FNMA-ACES, Series 2018-M10, Class A1, 3.38%, due 07/25/28◆◆	467,204
1,147,052	FNMA-ACES, Series 2019-M22, Class A1, 2.10%, due 08/25/29	1,190,096
1,258,158	FNMA-ACES, Series 2019-M25, Class AV1, 2.05%, due 12/25/26	1,302,473
573,360	GNMA I, Pool # 734152, 4.00%, due 01/15/41	622,383

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
3,314,652	GNMA I, Pool # 784369, 4.00%, due 08/15/45	3,671,295
413,209	GNMA I, Pool # 784605, 4.50%, due 01/15/42	457,713
398,051	GNMA I, Pool # 784699, 5.00%, due 04/15/48	431,623
305,242	GNMA I, Pool # AL8626, 3.00%, due 08/15/45	323,522
302,932	GNMA II, Pool # 004636, 4.50%, due 02/20/40	334,224
55,246	GNMA II, Pool # 004678, 4.50%, due 04/20/40	60,958
365,839	GNMA II, Pool # 004833, 4.00%, due 10/20/40	399,515
320,282	GNMA II, Pool # 004977, 4.00%, due 03/20/41	349,764
805,176	GNMA II, Pool # 004978, 4.50%, due 03/20/41	888,444
1,262,934	GNMA II, Pool # 005055, 4.50%, due 05/20/41	1,393,703
45,202	GNMA II, Pool # 783637, 3.00%, due 06/20/42	48,556
1,206,398	GNMA II, Pool # 796468, 4.00%, due 09/20/42	1,310,565
1,222,095	GNMA II, Pool # AV9421, 3.50%, due 11/20/46	1,327,480
894,291	GNMA II, Pool # AY7555, 3.50%, due 04/20/47	971,543
465,581	GNMA II, Pool # MA0462, 3.50%, due 10/20/42	498,831
66,879	GNMA II, Pool # MA0624, 3.00%, due 12/20/42	71,897
300,666	GNMA II, Pool # MA0625, 3.50%, due 12/20/42	322,139
172,807	GNMA II, Pool # MA0698, 3.00%, due 01/20/43	185,773
593,656	GNMA II, Pool # MA0851, 3.00%, due 03/20/43	638,270
464,525	GNMA II, Pool # MA0852, 3.50%, due 03/20/43	497,702
101,080	GNMA II, Pool # MA1156, 3.00%, due 07/20/43	108,709
371,498	GNMA II, Pool # MA1376, 4.00%, due 10/20/43	405,617
139,198	GNMA II, Pool # MA1599, 3.00%, due 01/20/44	149,730
380,551	GNMA II, Pool # MA2371, 3.50%, due 11/20/44	405,327
272,994	GNMA II, Pool # MA2372, 4.00%, due 11/20/44	298,045
306,974	GNMA II, Pool # MA2825, 3.00%, due 05/20/45	330,059
5,105,029	GNMA II, Pool # MA2891, 3.00%, due 06/20/45	5,488,713
660,538	GNMA II, Pool # MA3310, 3.50%, due 12/20/45	703,608
259,577	GNMA II, Pool # MA3377, 4.00%, due 01/20/46	283,369
378,392	GNMA II, Pool # MA3455, 4.00%, due 02/20/46	411,020
663,126	GNMA II, Pool # MA3456, 4.50%, due 02/20/46	724,954
760,964	GNMA II, Pool # MA3596, 3.00%, due 04/20/46	814,781
1,381,751	GNMA II, Pool # MA3803, 3.50%, due 07/20/46	1,479,313
1,039,988	GNMA II, Pool # MA3873, 3.00%, due 08/20/46	1,115,284
449,191	GNMA II, Pool # MA4004, 3.50%, due 10/20/46	482,037
243,290	GNMA II, Pool # MA4071, 4.50%, due 11/20/46	266,534
204,342	GNMA II, Pool # MA4125, 2.50%, due 12/20/46	214,985
429,815	GNMA II, Pool # MA4263, 4.00%, due 02/20/47	459,924
586,468	GNMA II, Pool # MA4510, 3.50%, due 06/20/47	619,314
675,828	GNMA II, Pool # MA4585, 3.00%, due 07/20/47	723,207
670,898	GNMA II, Pool # MA4586, 3.50%, due 07/20/47	714,988
1,747,447	GNMA II, Pool # MA4720, 4.00%, due 09/20/47	1,886,488
495,974	GNMA II, Pool # MA4838, 4.00%, due 11/20/47	533,277
2,021,999	GNMA II, Pool # MA5019, 3.50%, due 02/20/48	2,149,193
263,960	GNMA II, Pool # MA5021, 4.50%, due 02/20/48	284,517
91,524	GNMA II, Pool # MA5079, 4.50%, due 03/20/48	97,575
589,881	GNMA II, Pool # MA5397, 3.50%, due 08/20/48	627,167
667,168	GNMA II, Pool # MA5466, 4.00%, due 09/20/48	711,574
594,820	GNMA II, Pool # MA5467, 4.50%, due 09/20/48	636,099

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
272,060	GNMA II, Pool # MA5530, 5.00%, due 10/20/48	290,382
384,372	GNMA II, Pool # MA5762, 3.50%, due 02/20/49	406,049
437,842	GNMA II, Pool # MA5817, 4.00%, due 03/20/49	467,390
1,148,070	GNMA II, Pool # MA5874, 3.00%, due 04/20/49	1,217,906
388,594	GNMA II, Pool # MA5875, 3.50%, due 04/20/49	410,224
820,484	GNMA II, Pool # MA5985, 3.00%, due 06/20/49	866,902
1,497,839	UMBS, Pool # 254903, 5.00%, due 10/01/33	1,662,076
1,642,042	UMBS, Pool # 725027, 5.00%, due 11/01/33	1,822,262
1,148,055	UMBS, Pool # 735676, 5.00%, due 07/01/35	1,273,846
421,083	UMBS, Pool # 745148, 5.00%, due 01/01/36	469,441
470,978	UMBS, Pool # 932807, 4.00%, due 09/01/40	509,648
429,641	UMBS, Pool # 983471, 5.50%, due 05/01/38	486,067
519,370	UMBS, Pool # 985184, 5.50%, due 08/01/38	588,334
335,218	UMBS, Pool # 995245, 5.00%, due 01/01/39	372,655
789,985	UMBS, Pool # AB6212, 3.00%, due 09/01/42	836,540
993,232	UMBS, Pool # AB6802, 3.50%, due 11/01/42	1,067,244
257,239	UMBS, Pool # AB7059, 2.50%, due 11/01/42	268,266
621,643	UMBS, Pool # AB8703, 3.00%, due 03/01/38	658,248
225,710	UMBS, Pool # AB9383, 4.00%, due 05/01/43	245,840
1,442,241	UMBS, Pool # AB9659, 3.00%, due 06/01/43	1,529,926
437,099	UMBS, Pool # AD9153, 4.50%, due 08/01/40	479,633
256,246	UMBS, Pool # AE0469, 6.00%, due 12/01/39	295,749
1,131,613	UMBS, Pool # AH4404, 4.00%, due 01/01/41	1,225,435
170,199	UMBS, Pool # AI1892, 5.00%, due 05/01/41	188,926
831,473	UMBS, Pool # AJ9278, 3.50%, due 12/01/41	893,225
396,005	UMBS, Pool # AJ9317, 4.00%, due 01/01/42	428,875
784,229	UMBS, Pool # AL0215, 4.50%, due 04/01/41***	860,833
1,317,084	UMBS, Pool # AL1895, 3.50%, due 06/01/42	1,415,623
679,918	UMBS, Pool # AL2466, 4.00%, due 09/01/42	751,334
752,178	UMBS, Pool # AL3000, 3.50%, due 12/01/42	808,495
981,132	UMBS, Pool # AL3316, 3.50%, due 03/01/43	1,054,560
1,146,022	UMBS, Pool # AL6663, 4.00%, due 03/01/39	1,262,877
448,952	UMBS, Pool # AL6839, 5.00%, due 04/01/42	496,640
1,464,941	UMBS, Pool # AL7521, 5.00%, due 06/01/39	1,619,082
1,228,361	UMBS, Pool # AL7594, 3.50%, due 08/01/45	1,317,471
997,333	UMBS, Pool # AL8191, 4.00%, due 12/01/45	1,099,618
169,742	UMBS, Pool # AO4109, 4.00%, due 06/01/42	183,860
426,195	UMBS, Pool # AQ7923, 3.00%, due 12/01/42	451,312
1,008,981	UMBS, Pool # AS5133, 3.50%, due 06/01/45	1,076,612
272,690	UMBS, Pool # AS6286, 4.00%, due 12/01/45	295,084
430,835	UMBS, Pool # AS6304, 4.00%, due 12/01/45	466,099
608,409	UMBS, Pool # AS6452, 3.50%, due 01/01/46	649,099
256,299	UMBS, Pool # AS7693, 2.00%, due 08/01/31	264,438
392,743	UMBS, Pool # AS8073, 2.50%, due 10/01/46	409,579
312,517	UMBS, Pool # AX3719, 3.50%, due 07/01/27	329,608
317,044	UMBS, Pool # AZ3743, 3.50%, due 11/01/45	339,287
459,877	UMBS, Pool # BC9468, 3.00%, due 06/01/46	487,488
1,412,936	UMBS, Pool # BD7043, 4.00%, due 03/01/47	1,522,125
828,664	UMBS, Pool # BE7192, 4.00%, due 03/01/47	898,065

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
1,199,630	UMBS, Pool # BH1207, 4.00%, due 06/01/47	1,298,975
1,125,078	UMBS, Pool # BK1023, 4.50%, due 02/01/48	1,227,761
1,011,935	UMBS, Pool # BK7611, 4.50%, due 09/01/48	1,090,034
1,351,675	UMBS, Pool # BM1573, 3.50%, due 07/01/47	1,450,950
1,229,999	UMBS, Pool # BM1655, 5.00%, due 11/01/44	1,364,643
1,432,539	UMBS, Pool # BM1972, 3.50%, due 10/01/37	1,558,773
1,588,823	UMBS, Pool # BM2006, 4.00%, due 01/01/48	1,705,313
857,756	UMBS, Pool # BM3033, 3.00%, due 10/01/47	906,515
959,569	UMBS, Pool # BM3116, 3.00%, due 02/01/47	1,020,237
265,205	UMBS, Pool # BM3258, 3.00%, due 02/01/47	280,990
581,998	UMBS, Pool # BM3286, 4.50%, due 11/01/47	630,642
987,371	UMBS, Pool # BM3332, 3.50%, due 01/01/48	1,052,539
735,762	UMBS, Pool # BM3491, 4.50%, due 01/01/38	801,725
1,513,429	UMBS, Pool # BM3641, 4.00%, due 04/01/48	1,639,938
1,349,779	UMBS, Pool # BM4425, 5.00%, due 07/01/47	1,502,888
1,194,372	UMBS, Pool # BM4896, 3.00%, due 02/01/47	1,264,504
1,272,095	UMBS, Pool # BM5213, 3.00%, due 07/01/45	1,346,889
790,409	UMBS, Pool # BM5293, 3.50%, due 02/01/49	836,691
651,845	UMBS, Pool # BM5446, 3.50%, due 02/01/49	689,926
1,572,203	UMBS, Pool # BM5694, 4.00%, due 06/01/48	1,688,967
1,005,872	UMBS, Pool # BM5827, 5.00%, due 04/01/49	1,087,923
362,322	UMBS, Pool # BM5874, 4.00%, due 01/01/48	391,045
472,813	UMBS, Pool # BM5950, 3.00%, due 11/01/48	500,322
1,160,722	UMBS, Pool # BN2763, 4.50%, due 11/01/48	1,249,691
1,299,665	UMBS, Pool # BO0988, 3.50%, due 07/01/49	1,373,456
2,536,081	UMBS, Pool # BO1040, 3.00%, due 09/01/49	2,663,365
1,201,055	UMBS, Pool # BO1042, 3.00%, due 09/01/49	1,261,335
917,063	UMBS, Pool # BO1420, 3.50%, due 09/01/49	970,668
524,328	UMBS, Pool # BO1439, 3.00%, due 10/01/49	550,437
1,301,753	UMBS, Pool # CA0655, 3.50%, due 11/01/47	1,391,536
1,227,207	UMBS, Pool # CA1560, 4.50%, due 04/01/48	1,333,967
1,434,303	UMBS, Pool # CA2057, 4.50%, due 07/01/48	1,546,933
2,387,373	UMBS, Pool # CA3986, 5.00%, due 08/01/49	2,595,022
475,297	UMBS, Pool # CA4149, 3.00%, due 09/01/49	503,252
1,016,709	UMBS, Pool # CA4546, 3.00%, due 11/01/49	1,070,242
1,985,114	UMBS, Pool # FM0030, 3.00%, due 02/01/49	2,096,249
841,814	UMBS, Pool # FM1001, 3.50%, due 11/01/48	893,130
724,769	UMBS, Pool # FM1057, 3.50%, due 06/01/49	767,086
726,318	UMBS, Pool # FM1266, 5.00%, due 07/01/49	791,632
1,251,564	UMBS, Pool # FM1329, 3.00%, due 07/01/49	1,314,487
293,073	UMBS, Pool # FM1347, 3.00%, due 12/01/48	309,309
1,660,515	UMBS, Pool # FM1467, 3.00%, due 12/01/47	1,765,878
813,538	UMBS, Pool # FM1588, 3.00%, due 10/01/49	858,883
632,744	UMBS, Pool # FM1715, 3.00%, due 12/01/45	668,938
452,288	UMBS, Pool # FM1790, 3.00%, due 11/01/49	478,891
465,479	UMBS, Pool # FM1864, 3.00%, due 11/01/49	489,936
3,613,379	UMBS, Pool # FM2109, 3.50%, due 12/01/49	3,822,244
5,942,975	UMBS, Pool # FM2385, 3.00%, due 09/01/48	6,249,911
1,750,068	UMBS, Pool # FM2461, 3.50%, due 03/01/50	1,853,255

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued
310,152	UMBS, Pool # MA2781, 2.50%, due 10/01/46	323,423
436,529	UMBS, Pool # MA3087, 3.50%, due 08/01/47	463,241
293,518	UMBS, Pool # MA3155, 3.00%, due 10/01/32	309,771
1,339,966	UMBS, Pool # MA3182, 3.50%, due 11/01/47	1,422,371
604,208	UMBS, Pool # MA3211, 4.00%, due 12/01/47	648,738
430,226	UMBS, Pool # MA3238, 3.50%, due 01/01/48	455,008
392,122	UMBS, Pool # MA3364, 3.50%, due 05/01/33	414,281
286,468	UMBS, Pool # MA3385, 4.50%, due 06/01/48	309,114
1,264,836	UMBS, Pool # MA3414, 3.50%, due 07/01/48	1,338,704
446,921	UMBS, Pool # MA3442, 3.50%, due 08/01/48	473,288
1,750,562	UMBS, Pool # MA3466, 3.50%, due 09/01/48	1,853,570
393,126	UMBS, Pool # MA3521, 4.00%, due 11/01/48	419,504
2,458,405	UMBS, Pool # MA3802, 3.00%, due 10/01/49	2,580,253
484,383	UMBS, Pool # MA3864, 2.50%, due 12/01/34	503,450
4,052,823	UMBS, Pool # QA6328, 3.00%, due 01/01/50	4,272,992
3,251,946	UMBS, Pool # RA1776, 3.00%, due 12/01/49	3,425,182
3,323,262	UMBS, Pool # RA1860, 3.00%, due 12/01/49	3,490,052
3,653,797	UMBS, Pool # RA1878, 3.50%, due 12/01/49	3,867,374
1,711,934	UMBS, Pool # SD0100, 3.00%, due 10/01/49	1,800,491
115,442	UMBS, Pool # SD8017, 3.50%, due 10/01/49	121,702
14,999	UMBS, Pool # SD8025, 3.50%, due 11/01/49	15,849
988,442	UMBS, Pool # SD8029, 2.50%, due 12/01/49	1,025,935
2,260,809	UMBS, Pool # SD8030, 3.00%, due 12/01/49	2,373,394
1,867,203	UMBS, Pool # ZA7040, 3.50%, due 06/01/49	1,982,408
1,854,790	UMBS, Pool # ZM1609, 3.50%, due 09/01/46	1,998,088
1,002,512	UMBS, Pool # ZN6183, 3.50%, due 05/01/49	1,077,402
840,500	UMBS, Pool # ZT0657, 6.00%, due 07/01/40	982,189
614,646	UMBS, Pool # ZT1593, 3.50%, due 01/01/49	649,681
785,842	UMBS, Pool # ZT1748, 5.00%, due 01/01/49	857,297
2,129,564	UMBS, Pool # ZT2100, 3.00%, due 04/01/47	2,249,857

		267,277,864

	Municipal Obligations — 0.6%
60,000	Alabama Economic Settlement Authority, 4.26%, due 09/15/32	68,669
165,000	Bay Area Toll Authority, 2.57%, due 04/01/31	168,010
300,000	Bay Area Toll Authority, 6.26%, due 04/01/49	459,150
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14#	117,140
650,000	Health & Educational Facilities Authority of the State of Missouri, 3.23%, due 05/15/50††††	673,159
715,000	Michigan Finance Authority, 2.37%, due 09/01/49	677,212
363,000	Municipal Electric Authority of Georgia, 6.64%, due 04/01/57	476,539
247,000	New Jersey Transportation Trust Fund Authority, 4.08%, due 06/15/39	239,973
25,000	New Jersey Transportation Trust Fund Authority, 4.13%, due 06/15/42	24,273
1,000,000	State of California, General Obligation, 7.55%, due 04/01/39	1,626,620
695,000	State of Illinois, General Obligation, 5.00%, due 11/01/22	715,398
105,000	University of Virginia, 4.18%, due 09/01/17#	125,499

		5,371,642

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	Sovereign Debt Obligations — 0.6%
200,000	Colombia Government International Bond, 5.00%, due 06/15/45	207,000
135,000	Colombia Government International Bond, 7.38%, due 09/18/37	169,466
330,000	Corp. Andina de Fomento, 2.13%, due 09/27/21	335,574
55,000	Corp. Andina de Fomento, 2.75%, due 01/06/23	57,274
215,000	Export-Import Bank of India, 3.88%, due 02/01/28 144A	198,759
200,000	Indonesia Government International Bond, 4.45%, due 02/11/24	207,500
220,000	Indonesia Government International Bond, 5.88%, due 01/15/24 144A	239,868
200,000	Japan Bank for International Cooperation, 3.38%, due 10/31/23	217,597
200,000	Japan Finance Organization for Municipalities, 1.75%, due 09/05/24 144A	207,158
200,000	Panama Government International Bond, 4.00%, due 09/22/24	208,200
250,000	Province of Alberta Canada, 3.30%, due 03/15/28	287,504
100,000	Province of Manitoba Canada, 2.13%, due 06/22/26	105,687
70,000	Province of Ontario Canada, 3.40%, due 10/17/23	76,359
220,000	Province of Quebec Canada, 2.75%, due 04/12/27	244,346
301,000	Qatar Government International Bond, 3.38%, due 03/14/24 144A	307,238
520,000	Qatar Government International Bond, 5.10%, due 04/23/48 144A	633,110
235,000	Saudi Government International Bond, 4.00%, due 04/17/25 144A	244,821
445,000	Saudi Government International Bond, 4.38%, due 04/16/29 144A	480,122
400,000	Tokyo Metropolitan Government, 2.50%, due 06/08/22 144A	415,138
300,000	Turkey Government International Bond, 7.00%, due 06/05/20	300,619
185,000	Uruguay Government International Bond, 4.98%, due 04/20/55	211,883
65,000	Uruguay Government International Bond, 5.10%, due 06/18/50	74,202

		5,429,425

	U.S. Government and Agency Obligations — 16.1%
270,000	FNMA, 2.38%, due 01/19/23	284,630
315,000	FNMA, 2.50%, due 02/05/24	338,961
310,000	FNMA, 6.63%, due 11/15/30*** *****	471,306
25,000	Tennessee Valley Authority, 7.13%, due 05/01/30	37,567
7,694,000	U.S. Treasury Bond, 2.25%, due 08/15/49	9,375,560
5,591,000	U.S. Treasury Bond, 2.38%, due 11/15/49	6,970,186
3,485,000	U.S. Treasury Bond, 2.75%, due 11/15/42	4,509,127
3,040,000	U.S. Treasury Bond, 3.00%, due 02/15/47	4,212,775
7,480,000	U.S. Treasury Bond, 3.00%, due 08/15/48	10,392,525
4,755,000	U.S. Treasury Bond, 3.13%, due 11/15/41	6,497,819
9,075,000	U.S. Treasury Bond, 3.13%, due 02/15/43	12,432,750
6,290,000	U.S. Treasury Bond, 3.13%, due 08/15/44	8,683,640
3,045,000	U.S. Treasury Bond, 3.38%, due 05/15/44	4,356,729
8,390,000	U.S. Treasury Bond, 3.50%, due 02/15/39	11,956,078
5,780,900	U.S. Treasury Bond, 3.63%, due 08/15/43	8,536,312
20,000	U.S. Treasury Bond, 3.75%, due 11/15/43	30,116
1,843,000	U.S. Treasury Bond, 4.50%, due 05/15/38	2,919,499
6,543,823	U.S. Treasury Inflation Indexed Bonds, 0.13%, due 10/15/24	6,624,327
1,129,397	U.S. Treasury Inflation Indexed Bonds, 0.25%, due 07/15/29	1,172,907
310,000	U.S. Treasury Note, 0.38%, due 03/31/22	310,938
16,621,000	U.S. Treasury Note, 0.50%, due 03/31/25	16,725,530
485,000	U.S. Treasury Note, 1.13%, due 02/28/21	489,594
950,000	U.S. Treasury Note, 1.13%, due 02/28/22	966,514
3,340,000	U.S. Treasury Note, 1.38%, due 01/31/22	3,411,432

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)	Description	Value ($)

	U.S. Government and Agency Obligations — continued
9,949,000	U.S. Treasury Note, 1.50%, due 02/15/30	10,714,412
2,600,000	U.S. Treasury Note, 2.88%, due 05/15/28***	3,066,172
185,000	U.S. Treasury STRIPS, 1.28%, due 02/15/37‡‡	151,891
3,000,000	U.S. Treasury STRIPS, 1.30%, due 05/15/37‡‡ *****	2,449,276
360,000	U.S. Treasury STRIPS, 1.37%, due 11/15/38 ‡‡	286,406
400,000	U.S. Treasury STRIPS, 1.40%, due 05/15/39 ‡‡	314,826
370,000	U.S. Treasury STRIPS, 1.43%, due 02/15/39‡‡	290,831
2,145,000	U.S. Treasury STRIPS, 1.47%, due 11/15/40‡‡	1,642,017
490,000	U.S. Treasury STRIPS, 1.48%, due 08/15/39‡‡	380,453
2,400,000	U.S. Treasury STRIPS, 1.50%, due 02/15/41‡‡	1,824,204
1,590,000	U.S. Treasury STRIPS, 1.51%, due 05/15/41‡‡	1,204,206
3,035,000	U.S. Treasury STRIPS, 1.55%, due 11/15/41‡‡	2,269,146
2,310,000	U.S. Treasury STRIPS, 1.60%, due 05/15/42‡‡	1,702,580
1,530,000	U.S. Treasury STRIPS, 1.64%, due 11/15/42‡‡	1,112,756
4,620,000	U.S. Treasury STRIPS, 1.64%, due 02/15/43‡‡	3,352,447
646,000	U.S. Treasury STRIPS, 1.69%, due 11/15/43‡‡	460,848
430,000	U.S. Treasury STRIPS, 1.75%, due 11/15/45‡‡	296,145
310,000	U.S. Treasury STRIPS, 1.76%, due 02/15/46‡‡	212,577

		153,438,015

	TOTAL DEBT OBLIGATIONS (COST $925,946,723)	936,025,692

Number of Contracts	Notional Value ($)	Description	Value ($)

		OPTIONS PURCHASED — 0.0%

		Purchased Futures Options — 0.0%

		Put Options — 0.0%
22	3,051,125	U.S. Treasury Note 10-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $133.00, Expires 05/22/20	4,812
42	5,824,875	U.S. Treasury Note 10-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $132.00, Expires 05/22/20	7,875
22	3,051,125	U.S. Treasury Note 10-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $127.00, Expires 05/22/20	1,719
42	5,824,875	U.S. Treasury Note 10-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $126.00, Expires 05/22/20	2,625

		TOTAL FUTURES OPTIONS PURCHASED (PREMIUMS PAID $63,117)	17,031

		TOTAL OPTIONS PURCHASED (PREMIUMS PAID $63,117)	17,031

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENT — 0.2%

		Mutual Fund - Securities Lending Collateral — 0.2%
2,009,610		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.32%## **	2,009,610

		TOTAL SHORT-TERM INVESTMENT (COST $2,009,610)	2,009,610

		TOTAL INVESTMENTS — 98.7% (Cost $928,019,450)	938,052,333

		Other Assets and Liabilities (net) — 1.3%	11,964,476

		NET ASSETS — 100.0%	$950,016,809

		Notes to Schedule of Investments:

		ACES — Alternative Credit Enhancement Securities

		CLO — Collateralized Loan Obligation

		CMO — Collateralized Mortgage Obligation

		CMT — Constant Maturity Treasury Index

		FHLMC — Federal Home Loan Mortgage Corporation

		FNMA — Federal National Mortgage Association

		GNMA — Government National Mortgage Association

		IO — Interest Only

		LIBOR — London Interbank Offered Rate

		MTN — Medium Term Note

		REIT — Real Estate Investment Trust

		REMIC — Real Estate Mortgage Investment Conduit

		SOFR — Secured Overnight Financing Rate

		STRIPS — Separate Trading of Registered Interest and Principal of Securities

		UMBS — Uniform Mortgage-Backed Securities are single-class securities backed by fixed-rate mortgage loans purchased by either FHLMC or FNMA

	#	Year of maturity is greater than 2100.

	##	The rate disclosed is the 7-day net yield as of March 31, 2020.

	*	Non-income producing security.

	**	Represents an investment of securities lending cash collateral.

	***	All or a portion of this security is pledged for open futures collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $2,100 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2020 was $1,565,555.

	*****	All or a portion of this security is pledged for open centrally cleared swaps collateral.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

^	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

◆◆	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

†	Variable or floating rate note. Rate shown is as of March 31, 2020.

††	Step bond that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. Rate shown is current coupon rate.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

‡‡‡‡	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $863,191, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.

(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $170,611,731 which represents 18.0% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

At March 31, 2020, the Fund held the following restricted securities:

Restricted Securities	Acquistion Date	Principal Amount		Cost	Value
Bellemeade Re, Ltd. CMO, Series 2019-3A, Class M1A, 2.05% (1 mo. USD LIBOR plus 1.10%), due 07/25/29	07/17/19	USD	168,782	$168,782	$168,165
Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39	12/15/09	USD	34,000	35,362	47,341
Teachers Insurance & Annuity Association of America, 4.27%, due 05/15/47	05/03/17	USD	672,000	674,142	647,685

					$863,191

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
EUR	303,357	USD	327,019	04/02/20	Barclays Bank Plc	$5,840
USD	329,095	EUR	303,357	04/02/20	JPMorgan Chase Bank N.A.	(3,763)
USD	327,550	EUR	303,357	05/05/20	Barclays Bank Plc	(5,732)

						$(3,655)

Futures Contracts

Number of Contracts	Description	ExpirationDate	Notional Value		Market Value/ Unrealized Appreciation (Depreciation)
Buys
67	U.S. Treasury Note 10-Year	Jun 2020	USD	9,292,063	$70,077
310	U.S. Treasury Note 5-Year	Jun 2020		38,861,406	1,000,562
2	U.S. Ultra Bond	Jun 2020		443,750	38,810

					$1,109,449

Sales
1	Euro-Bund	Jun 2020	EUR	172,510	$(286)
184	U.S. Long Bond	Jun 2020	USD	32,947,500	(1,355,963)
137	U.S. Treasury Note 2-Year	Jun 2020		30,192,445	(213,367)
17	U.S. Ultra 10-Year	Jun 2020		2,652,531	(189,546)

					$(1,759,162)

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Written Options

Written Futures Options

Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2020
PUT — U.S. Treasury Note 10-Year Strike @ $129.00 Expires 05/22/2020	JPMorgan Chase Bank N.A.	85	$(11,788,438)	$(14,490)	$(7,969)
PUT — U.S. Treasury Note	JPMorgan Chase Bank N.A.	44	(6,102,250)	(8,876)	(5,500)

10-Year Strike @ $130.00 Expires 05/22/2020
Total Written Futures Options				$(23,366)	$(13,469)

Total Written Options				$(23,366)	$(13,469)

Centrally Cleared Interest Rate Swaps

Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
3-Month USD LIBOR	Quarterly	2.66%	Semi-Annual	11/15/43	$103	USD	145,000	$(57,164)	$(57,267)
3-Month USD LIBOR	Quarterly	0.86%	Semi-Annual	03/30/50	111	USD	608,000	6,408	6,297
1.38%	Semi-Annual	3-Month USD LIBOR	Quarterly	09/15/21	(22,160)	USD	11,148,000	155,662	177,822
1.48%	Semi-Annual	3-Month USD LIBOR	Quarterly	09/15/21	7,323	USD	7,475,000	115,062	107,739
1.60%	Semi-Annual	3-Month USD LIBOR	Quarterly	09/15/21	24,397	USD	32,725,000	563,084	538,687
1.83%	Semi-Annual	3-Month USD LIBOR	Quarterly	06/15/21	64	USD	8,642,000	143,743	143,679
Overnight Federal Funds Effective Rate (12M)	Annual	2.58%	Annual	08/15/28	(123,603)	USD	6,783,600	(1,238,199)	(1,114,596)
Overnight Federal Funds Effective Rate (12M)	Annual	2.27%	Annual	01/31/26	(3,617)	USD	488,000	(57,159)	(53,542)
Overnight Federal Funds Effective Rate (12M)	Annual	2.07%	Annual	02/15/27	(336)	USD	920,000	(110,532)	(110,196)
Overnight Federal Funds Effective Rate (12M)	Annual	1.90%	Annual	02/15/27	797	USD	390,000	(42,300)	(43,097)
Overnight Federal Funds Effective Rate (12M)	Annual	1.82%	Annual	02/15/27	20,041	USD	1,447,000	(149,429)	(169,470)
Overnight Federal Funds Effective Rate (12M)	Annual	1.61%	Annual	08/15/29	388	USD	564,000	(61,751)	(62,139)
Overnight Federal Funds Effective Rate (12M)	Annual	1.51%	Annual	08/09/49	110	USD	580,000	(138,980)	(139,090)
Overnight Federal Funds Effective Rate (12M)	Annual	1.25%	Annual	11/15/45	(15,417)	USD	2,248,000	(336,052)	(320,635)
Overnight Federal Funds Effective Rate (12M)	Annual	1.04%	Annual	11/15/45	106	USD	345,000	(34,275)	(34,381)
Overnight Federal Funds Effective Rate (12M)	Annual	0.51%	Annual	11/15/45	(1,781)	USD	737,000	21,216	22,997
2.17%	Annual	Overnight Federal Funds Effective Rate (12M)	Annual	03/31/21	(255)	USD	1,726,000	36,744	36,999

									$(1,070,193)

Currency Abbreviations

EUR	— Euro
USD	— U.S. Dollar

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	98.5
Options Purchased	0.0	*
Written Options	0.0	*
Forward Foreign Currency Contracts	0.0	*
Futures Contracts	(0.1)
Swaps	(0.1)
Short-Term Investment	0.2
Other Assets and Liabilities (net)	1.5

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	DEBT OBLIGATIONS — 87.3%

	Asset Backed Securities — 3.8%
250,000	522 Funding CLO I, Ltd., Series 2019-1A, Class E, 5.95% (3 mo. USD LIBOR plus 7.34%), due 01/15/33† 144A	151,306
1,090,000	Aegis Asset Backed Securities Trust, Series 2005-5, Class M1, 1.38% (1 mo. USD LIBOR plus 0.43%), due 12/25/35†	927,281
510,000	AGL CLO 3, Ltd., Series 2020-3A, Class B1, 2.59% (3 mo. USD LIBOR plus 1.70%), due 01/15/33† 144A	436,927
435,000	AGL CLO 3, Ltd., Series 2020-3A, Class C, 3.04% (3 mo. USD LIBOR plus 2.15%), due 01/15/33† 144A	347,619
250,000	AMMC CLO, Ltd., Series 2017-20A, Class D, 5.24% (3 mo. USD LIBOR plus 3.40%), due 04/17/29† 144A	207,279
420,000	Apidos CLO XXII, Series 2015-22A, Class DR, 8.44% (3 mo. USD LIBOR plus 6.75%), due 04/20/31† 144A	282,652
250,000	Apidos CLO XXII, Series 2015-22A, Class ER, 10.34% (3 mo. USD LIBOR plus 8.65%), due 04/20/31† 144A	147,673
675,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3.60% (3 mo. USD LIBOR plus 2.00%), due 04/15/33† 144A	561,481
965,000	Applebee’s Funding LLC/IHOP Funding LLC, Series 2019-1A, Class A2I, 4.19%, due 06/07/49 144A	878,874
400,000	Ares LII CLO, Ltd., Series 2019-52A, Class D, 5.75% (3 mo. USD LIBOR plus 3.95%), due 04/22/31† 144A	309,310
300,000	Ares XLI CLO, Ltd., Series 2016-41A, Class D, 6.03% (3 mo. USD LIBOR plus 4.20%), due 01/15/29† 144A	243,000
500,000	Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 4.59% (3 mo. USD LIBOR plus 2.90%), due 05/15/30† 144A	372,016
1,290,000	Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Series 2006-HE5, Class M1, 1.23% (1 mo. USD LIBOR plus 0.28%), due 07/25/36†	791,974
740,643	Asset Backed Securities Corp. Home Equity Loan Trust Series RFC, Series 2007-HE1, Class A4, 1.09% (1 mo. USD LIBOR plus 0.14%), due 12/25/36†	612,278
410,000	Avery Point VI CLO, Ltd., Series 2015-6A, Class DR, 4.69% (3 mo. USD LIBOR plus 2.95%), due 08/05/27† 144A	335,026
545,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class A, 3.07%, due 09/20/23 144A	514,345
500,000	Barings CLO, Ltd., 3.32%, due 01/20/28 144A	436,250
250,000	Benefit Street Partners CLO IV, Ltd., Series 2014-IVA, Class CRR, 5.62% (3 mo. USD LIBOR plus 3.80%), due 01/20/29† 144A	209,383
250,000	BlueMountain CLO, Ltd., Series 2012-2A, Class AR2, 2.74% (3 mo. USD LIBOR plus 1.05%), due 11/20/28† 144A	245,290
477,972	BlueMountain CLO, Ltd., Series 2015-1A, Class A1R, 3.18% (3 mo. USD LIBOR plus 1.33%), due 04/13/27† 144A	478,264
790,000	BMW Vehicle Lease Trust, Series 2018-1, Class A3, 3.26%, due 07/20/21	791,500
250,000	Bristol Park CLO, Ltd., Series 2016-1A, Class CR, 3.58% (3 mo. USD LIBOR plus 1.95%), due 04/15/29† 144A	223,127
250,000	Bristol Park CLO, Ltd., Series 2016-1A, Class ER, 8.63% (3 mo. USD LIBOR plus 7.00%), due 04/15/29† 144A	168,924
385,000	California Republic Auto Receivables Trust, Series 2018-1, Class C, 3.87%, due 10/16/23	391,988
250,000	California Street CLO IX, LP, Series 2012-9A, Class AR2, 3.16% (3 mo. USD LIBOR plus 1.32%), due 07/16/32† 144A	234,353

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
660,000	Carlyle Global Market Strategies CLO, Ltd., Series 2014-2RA, Class A1, 2.74% (3 mo. USD LIBOR plus 1.05%), due 05/15/31† 144A	627,845
600,000	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 7.82% (3 mo. USD LIBOR plus 6.00%), due 04/20/29† 144A	380,595
200,000	CCG Receivables Trust, Series 2018-1, Class C, 3.42%, due 06/16/25 144A	200,475
330,000	Cent CLO 24, Ltd., Series 2015-24A, Class CR, 4.98% (3 mo. USD LIBOR plus 3.15%), due 10/15/26† 144A	280,425
205,000	CIFC Funding CLO, Ltd., Series 2013-2A, Class A3LR, 3.78% (3 mo. USD LIBOR plus 1.95%), due 10/18/30† 144A	177,392
265,000	CIFC Funding CLO, Ltd., Series 2014-2RA, Class A3, 3.70%, due 04/24/30◆◆ 144A	234,201
602,950	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.22%, due 04/25/47 144A	571,819
250,000	Cumberland Park CLO, Ltd., Series 2015-2A, Class ER, 7.47% (3 mo. USD LIBOR plus 5.65%), due 07/20/28† 144A	161,861
220,007	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.53%, due 01/21/31 144A	219,652
400,000	Dryden 72 CLO, Ltd., Series 2019-72A, Class D, 5.39%, due 05/15/32◆◆ 144A	303,854
650,000	DT Auto Owner Trust, Series 2018-2A, Class D, 4.15%, due 03/15/24 144A	648,060
597,089	Falcon Aerospace, Ltd., Series 2017-1, Class A, 4.58%, due 02/15/42 144A	473,878
600,000	FBR Securitization Trust, Series 2005-2, Class M4, 1.88% (1 mo. USD LIBOR plus 0.93%), due 09/25/35†	266,048
1,462,359	First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M1, 1.40% (1 mo. USD LIBOR plus 0.45%), due 11/25/36†	1,425,459
225,000	First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.35%, due 11/15/22 144A	223,821
260,000	Flatiron CLO, Ltd., Series 2017-1A, Class A, 2.94% (3 mo. USD LIBOR plus 1.25%), due 05/15/30† 144A	250,147
360,000	GoldenTree Loan Management US CLO 3, Ltd., Series 2018-3A, Class C, 3.72% (3 mo. USD LIBOR plus 1.90%), due 04/20/30† 144A	313,556
750,000	GoldenTree Loan Opportunities CLO IX, Ltd., Series 2014-9A, Class ER2, 7.43% (3 mo. USD LIBOR plus 5.66%), due 10/29/29† 144A	467,146
250,000	Greenwood Park CLO, Ltd., Series 2018-1A, Class E, 6.78% (3 mo. USD LIBOR plus 4.95%), due 04/15/31† 144A	151,247
250,000	Greywolf CLO IV, Ltd., Series 2019-1A, Class C, 5.79% (3 mo. USD LIBOR plus 3.95%), due 04/17/30† 144A	212,485
380,553	GSAA Home Equity Trust, Series 2007-7, Class A4, 1.22% (1 mo. USD LIBOR plus 0.27%), due 07/25/37†	349,454
290,000	Halsey Point CLO I, Ltd., Series 2019-1A, Class F, 10.11% (3 mo. USD LIBOR plus 8.20%), due 01/20/33† 144A	135,062
499,932	Invitation Homes Trust, Series 2018-SFR1, Class E, 2.80% (1 mo. USD LIBOR plus 2.00%), due 03/17/37† 144A	401,882
1,187,025	Jack In The Box Funding LLC, Series 2019-1A, Class A21, 3.98%, due 08/25/49 144A	1,097,951
383,046	KeyCorp Student Loan Trust, Series 2005-A, Class 2C, 2.57% (3 mo. USD LIBOR plus 1.30%), due 12/27/38†	356,580
400,000	KKR CLO 14, Ltd., Series 14, Class BR, 3.63%, due 07/15/31◆◆ 144A	353,662
250,000	KKR CLO, Ltd., Series 11, Class AR, 3.01% (3 mo. USD LIBOR plus 1.18%), due 01/15/31† 144A	236,521
250,000	LCM CLO XVIII, LP, Series 19A, Class AR, 3.07% (3 mo. USD LIBOR plus 1.24%), due 07/15/27† 144A	245,040
250,000	LCM CLO XXII, Ltd., Series 22A, Class DR, 7.32% (3 mo. USD LIBOR plus 5.50%), due 10/20/28† 144A	148,157

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
305,606	Legacy Mortgage Asset Trust, Series 2019-GS1, Class A1, 4.00%, due 01/25/59†† 144A	280,339
360,000	Madison Park Funding CLO XXVI, Ltd., Series 2007-4A, Class AR, 2.97% (3 mo. USD LIBOR plus 1.20%), due 07/29/30† 144A	347,513
1,000,000	Magnolia Financial X DAC, Series 2020-1, 1.00%, due 08/13/24 ‡‡‡‡	1,000,000
213,150	MAPS, Ltd., Series 2018-1A, Class A, 4.21%, due 05/15/43 144A	161,654
213,150	MAPS, Ltd., Series 2018-1A, Class B, 5.19%, due 05/15/43 144A	148,742
250,000	Marathon CLO 14, Ltd., Series 2019-2A, Class BA, 5.20% (3 mo. USD LIBOR plus 3.30%), due 01/20/33† 144A	199,227
1,241,902	Mill City Solar Loan, Ltd., Series 2019-1A, Class A, 4.34%, due 03/20/43 144A	1,211,419
575,000	Navient Private Education Refi Student Loan Trust, Series 2018-CA, Class B, 4.22%, due 06/16/42 144A	605,840
200,000	Navient Private Education Refi Student Loan Trust, Series 2020-A, Class B, 3.16%, due 11/15/68 144A	200,989
430,000	Neuberger Berman CLO XIV, Ltd., Series 2013-14A, Class BR2, 3.12% (3 mo. USD LIBOR plus 1.50%), due 01/28/30† 144A	401,671
250,000	Oaktree CLO, Ltd., Series 2015-1A, Class DR, 7.02% (3 mo. USD LIBOR plus 5.20%), due 10/20/27† 144A	180,244
250,000	Oaktree CLO, Ltd., Series 2019-1A, Class D, 5.60% (3 mo. USD LIBOR plus 3.80%), due 04/22/30† 144A	183,885
250,000	Octagon Investment Partners CLO XXIII, Ltd., Series 2015-1A, Class ER, 7.58% (3 mo. USD LIBOR plus 5.75%), due 07/15/27† 144A	166,322
250,000	OHA Loan Funding CLO, Ltd., Series 2015-1A, Class DR2, 5.69% (3 mo. USD LIBOR plus 4.00%), due 11/15/32† 144A	193,264
950,000	OHA Loan Funding CLO, Ltd., Series 2016-1A, Class CR, 3.68% (3 mo. USD LIBOR plus 1.95%), due 01/20/33† 144A	794,318
280,000	Onemain Financial Issuance Trust, Series 2018-1A, Class D, 4.08%, due 03/14/29 144A	235,659
250,000	Owl Rock CLO, Ltd., Series 2020-3A, Class A1L, 2.97% (3 mo. USD LIBOR plus 1.80%), due 04/20/32† 144A	237,500
530,000	OZLM VII CLO, Ltd., Series 2014-7RA, Class CR, 4.84% (3 mo. USD LIBOR plus 3.00%), due 07/17/29† 144A	414,671
750,000	OZLM XII CLO, Ltd., Series 2015-12A, Class CR, 4.77% (3 mo. USD LIBOR plus 3.00%), due 04/30/27† 144A	629,210
805,000	Parallel CLO, Ltd., Series 2017-1A, Class CR, 3.71% (3 mo. USD LIBOR plus 2.00%), due 07/20/29† 144A	685,568
355,000	Pikes Peak CLO 1, Series 2018-1A, Class C, 3.90%, due 07/24/31◆◆ 144A	295,555
704,275	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.67%, due 09/05/48 144A	634,098
250,000	PPM CLO 3, Ltd., Series 2019-3A, Class A, 3.24% (3 mo. USD LIBOR plus 1.40%), due 07/17/30† 144A	237,017
285,356	PRPM LLC, Series 2019-4A, Class A1, 3.35%, due 11/25/24†† 144A	283,090
185,078	Recette CLO, Ltd., Series 2015-1A, Class AR, 2.74% (3 mo. USD LIBOR plus 0.92%), due 10/20/27† 144A	181,836
1,840,000	Residential Asset Securities, 1.36%, due 03/25/36	1,446,235
180,000	Saranac CLO III, Ltd., Series 2014-3A, Class DR, 4.45% (3 mo. USD LIBOR plus 3.25%), due 06/22/30† 144A	136,154
223,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 4.28% (28 day ARS), due 06/15/32†	218,797
110,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 4.30% (28 day ARS), due 03/15/33†	105,264

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Asset Backed Securities — continued
360,000	Sound Point CLO XXIII, Series 2019-2A, Class A1, 3.23% (3 mo. USD LIBOR plus 1.40%), due 04/15/32† 144A	337,355
250,000	Symphony CLO XIX, Ltd., Series 2018-19A, Class E, 7.04%, due 04/16/31◆◆ 144A	154,719
750,000	THL Credit Wind River CLO, Ltd., Series 2016-1A, Class ER, 7.38% (3 mo. USD LIBOR plus 5.55%), due 07/15/28† 144A	479,129
590,000	Trestles CLO III, Ltd., Series 2020-3A, Class C, 2.95% (3 mo. USD LIBOR plus 2.25%), due 01/20/33† 144A	470,866
340,000	Venture CLO 31, Ltd., Series 2018-31A, Class A1, 2.85% (3 mo. USD LIBOR plus 1.03%), due 04/20/31† 144A	320,466
195,865	VOLT LXXXIII LLC, Series 2019-NPL9, Class A1A, 3.33%, due 11/26/49†† 144A	178,169
343,531	VOLT LXXXV LLC, Series 2020-NPL1, Class A1A, 3.23%, due 01/25/50†† 144A	311,228
500,000	Voya CLO, Ltd., Series 2015-2A, Class ER, 7.21% (3 mo. USD LIBOR plus 5.40%), due 07/23/27† 144A	314,616
525,000	Webster Park CLO, Ltd., Series 2015-1A, Class CR, 4.72% (3 mo. USD LIBOR plus 2.90%), due 07/20/30† 144A	395,062
212,313	Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, due 06/15/49 144A	202,266
260,000	Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, due 10/16/23 144A	260,076
410,000	Whitehorse CLO XII, Ltd., Series 2018-12A, Class D, 5.48% (3 mo. USD LIBOR plus 3.65%), due 10/15/31† 144A	304,944

		36,757,372

	Bank Loans — 8.0%
997,475	8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, TBD, due 10/01/25###	931,392
500,000	ACProducts, Inc., 2020 Term Loan B, TBD, due 08/18/25###	456,250
200,000	Acrisure, LLC, 2020 Term Loan B, 5.21% (3 mo. USD LIBOR plus 3.50%), due 02/15/27†	170,000
139,768	Advanced Drainage Systems, Inc., Term Loan B, 3.81% (1 mo. USD LIBOR plus 2.25%), due 07/31/26†	130,683
917,683	Agiliti Health, Inc., Term Loan B, 3.00% (3 mo. USD LIBOR), due 01/04/26†	885,564
501,008	Albany Molecular Research, Inc., 2017 1st Lien Term Loan, 4.25% (1 mo. USD LIBOR plus 3.25%), due 08/30/24†	444,661
498,721	Albany Molecular Research, Inc., 2017 1st Lien Term Loan, TBD, due 08/30/24###	450,096
1,000,000	Aldevron, LLC, 2019 Term Loan B, TBD, due 10/12/2###	945,000
800,000	Allen Media, LLC, 2020 Term Loan B, 7.23% (3 mo. USD LIBOR plus 5.50%), due 02/10/27†	700,000
720,049	Allied Universal Holdco LLC, 2019 Term Loan B, 5.24% (1 mo. USD LIBOR plus 4.25%), due 07/10/26†	665,734
498,750	Allied Universal Holdco LLC, 2019 Term Loan B, TBD, due 07/10/26###	461,655
348,120	Almonde, Inc., USD 1st Lien Term Loan, 5.28% (3 mo. USD LIBOR plus 3.50%), due 06/13/24†	302,865
394,950	Alterra Mountain Company, Term Loan B1, 3.74% (1 mo. USD LIBOR plus 2.75%), due 07/31/24†	354,138
800,000	Amentum Government Services Holdings LLC, Term Loan B, 4.99% (1 mo. USD LIBOR plus 4.00%), due 02/01/27†	756,000
194,750	American Axle & Manufacturing, Inc., Term Loan B, 3.20% (1 mo. USD LIBOR plus 2.25%), due 04/06/24†	165,050
10,227	AmeriLife Group, LLC, 2020 Delayed Draw Term Loan, TBD, due 03/18/27###	8,540

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Bank Loans — continued
79,773	AmeriLife Group, LLC, 2020 Term Loan, TBD, due 03/18/27###	66,610
1,192,013	APi Group DE, Inc., Term Loan B, 3.49% (1 mo. USD LIBOR plus 2.50%), due 10/01/26†	1,080,856
498,750	APi Group DE, Inc., Term Loan B, TBD, due 10/01/26###	474,645
257,393	AppLovin Corp., 2018 Term Loan B, 4.49% (1 mo. USD LIBOR plus 3.50%), due 08/15/25†	232,298
1,480,000	Asurion LLC, 2017 2nd Lien Term Loan, TBD, due 08/04/25###	1,383,800
9,003	Asurion LLC, 2017 Term Loan B4, 3.99% (1 mo. USD LIBOR plus 3.00%), due 08/04/22†	8,373
498,411	Asurion LLC, 2017 Term Loan B4, TBD, due 08/04/22###	463,522
1,373,746	Asurion LLC, 2018 Term Loan B6, 3.99% (1 mo. USD LIBOR plus 3.00%), due 11/03/23†	1,325,665
474,470	Asurion LLC, 2018 Term Loan B7, 3.99% (1 mo. USD LIBOR plus 3.00%), due 11/03/24†	446,792
684,894	Athenahealth, Inc., 2019 Term Loan B, 5.28% (3 mo. USD LIBOR plus 4.50%), due 02/11/26†	643,801
355,443	Bass Pro Group, LLC, Term Loan B, 6.07% (1 mo. USD LIBOR plus 5.00%), due 09/25/24†	302,127
1,626,632	Bausch Health Companies, Inc., 2018 Term Loan B, 3.61% (1 mo. USD LIBOR plus 3.00%), due 06/02/25†	1,558,855
310,000	Berry Global, Inc., Term Loan W, 2.86% (3 mo. USD LIBOR plus 2.00%), due 10/01/22†	299,305
1,000,000	BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, TBD, due 02/03/24###	955,000
332,264	Boyd Gaming Corp., Term Loan B3, 2.93% (1 week USD LIBOR plus 2.25%), due 09/15/23†	292,946
113,404	BrightView Landscapes, LLC, 2018 1st Lien Term Loan B, 3.13% (1 mo. USD LIBOR plus 2.50%), due 08/15/25†	108,868
92,921	BrightView Landscapes, LLC, 2018 1st Lien Term Loan B, 3.50% (1 mo. USD LIBOR plus 2.50%), due 08/15/25†	89,204
364,344	Brookfield Property REIT, Inc., 1st Lien Term Loan B, 3.49% (1 mo. USD LIBOR plus 2.50%), due 08/27/25†	261,599
756,372	Brookfield WEC Holdings, Inc., 2020 Term Loan, 3.99% (1 mo. USD LIBOR plus 3.00%), due 08/01/25†	721,390
437,303	Caesars Entertainment Operating Co., Exit Term Loan, 2.99% (1 mo. USD LIBOR plus 2.00%), due 10/07/24†	362,233
999,755	Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 3.74% (1 mo. USD LIBOR plus 2.75%), due 12/23/24†	821,227
1,111,757	Camelot U.S. Acquisition 1 Co., Term Loan B, 4.24% (1 mo. USD LIBOR plus 3.25%), due 10/31/26†	1,006,140
200,000	Castle US Holding Corp., USD Term Loan B, 5.20% (1 mo. USD LIBOR plus 3.75%), due 01/29/27†	174,250
502,150	CEC Entertainment, Inc., 2019 Term Loan B, 7.57% (3 mo. USD LIBOR plus 6.50%), due 08/30/26†	288,736
762,643	Change Healthcare Holdings LLC, 2017 Term Loan B, 3.50% (1 mo. USD LIBOR plus 2.50%), due 03/01/24†	695,038
320,000	Change Healthcare Holdings LLC, 2017 Term Loan B, TBD, due 03/01/24###	304,602
328,350	Charter Communications Operating, LLC, 2019 Term Loan B2, 2.74% (1 mo. USD LIBOR plus 1.75%), due 02/01/27†	317,405

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Bank Loans — continued
1,392,375		Chesapeake Energy Corp., 2019 Last Out Term Loan, 9.00% (1 mo. USD LIBOR plus 8.00%), due 06/24/24†	565,304
1,516,598		Clear Channel Outdoor Holdings, Inc., Term Loan B, 4.49% (1 mo. USD LIBOR plus 3.50%), due 08/21/26†	1,374,417
1,203,950		CommScope, Inc., 2019 Term Loan B, 4.24% (1 mo. USD LIBOR plus 3.25%), due 04/06/26†	1,143,753
207,375		CoreCivic, Inc., 2019 Term Loan, 5.50% (1 mo. USD LIBOR plus 4.50%), due 12/12/24†	186,119
1,191,967		Coty, Inc., 2018 USD Term Loan B, 3.26% (1 mo. USD LIBOR plus 2.25%), due 04/07/25†	998,272
510,000		DCert Buyer, Inc., 2019 Term Loan B, 4.99% (1 mo. USD LIBOR plus 4.00%), due 10/16/26†	434,409
500,000		DCert Buyer, Inc., 2019 Term Loan B, TBD, due 10/16/26###	473,750
160,000		Deerfield Dakota Holding, LLC, 2020 USD Term Loan B, TBD, due 03/05/27###	137,600
485,717		Dell International LLC, 2019 Term Loan B, 2.99% (1 mo. USD LIBOR plus 2.00%), due 09/19/25†	463,877
500,000		Dell International LLC, 2019 Term Loan B, TBD, due 09/19/25###	484,465
477,105		Diamond Sports Group, LLC, Term Loan, 4.18% (1 mo. USD LIBOR plus 3.25%), due 08/24/26†	374,528
520,000		Duff & Phelps Corp., 2020 2nd Lien Term Loan, TBD, due 03/06/28###	447,200
104,000		Dun & Bradstreet Corp. (The), Term Loan, 4.96% (1 mo. USD LIBOR plus 4.00%), due 02/06/26†	95,680
98,997		Edelman Financial Center, LLC, 2018 1st Lien Term Loan, 4.18% (1 mo. USD LIBOR plus 3.25%), due 07/21/25†	85,468
840,000		Elanco Animal Health, Inc., Term Loan B, TBD, due 02/04/27###	805,875
638,359		Endo Luxembourg Finance Co. I SARL, 2017 Term Loan B, 5.25% (1 mo. USD LIBOR plus 4.25%), due 04/29/24†	572,927
817,343		Equinox Holdings, Inc., 2017 1st Lien Term Loan, 4.07% (6 mo. USD LIBOR plus 3.00%), due 03/08/24†	610,283
340,000		EyeCare Partners, LLC, 2020 2nd Lien Term Loan, 9.14% (3 mo. USD LIBOR plus 8.25%), due 02/04/28†	297,500
32,162		EyeCare Partners, LLC, 2020 Delayed Draw Term Loan, 0.50% (1 mo. USD LIBOR), due 02/18/27†	26,587
356,757		EyeCare Partners, LLC, 2020 Term Loan, 4.82% (3 mo. USD LIBOR plus 3.75%), due 02/05/27†	294,919
29,700		First Eagle Holdings, Inc., 2020 Term Loan B, 3.95% (3 mo. USD LIBOR plus 2.50%), due 02/01/27†	25,208
288,532		Focus Financial Partners, LLC, 2020 Term Loan, 2.99% (1 mo. USD LIBOR plus 2.00%), due 07/03/24†	253,293
748,096		Focus Financial Partners, LLC, 2020 Term Loan, TBD, due 07/03/24###	700,405
180,000	EUR	Froneri International, Ltd., 2020 EUR Term Loan, 2.63% (6 mo. USD LIBOR plus 2.63%), due 01/29/27†	185,737
1,304,000		Froneri International, Ltd., 2020 USD Term Loan, 3.24% (1 mo. USD LIBOR plus 2.25%), due 01/29/27†	1,251,840
2,834		Frontier Communications Corp., 2017 Term Loan B1, 5.21% (3 mo. USD LIBOR plus 3.75%), due 06/15/24†	2,687
847,928		Frontier Communications Corp., 2017 Term Loan B1, 5.35% (3 mo. USD LIBOR plus 3.75%), due 06/15/24†	804,118
437,807		Gannett Holdings LLC, Fixed Term Loan, 11.50%, due 11/19/24	406,614

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Bank Loans — continued
611,488	Garda World Security Corp., 2019 1st Lien Term Loan B, 6.39% (3 mo. USD LIBOR plus 4.75%), due 10/30/26†	588,408
200,000	Garda World Security Corp., 2019 1st Lien Term Loan B, TBD, due 10/30/26###	186,563
265,282	GBT Group Services, Ltd., 2018 Term Loan B, 4.21% (3 mo. USD LIBOR plus 2.50%), due 08/13/25†	264,619
770,000	Genesee & Wyoming, Inc., Term Loan, 3.45% (3 mo. USD LIBOR plus 2.00%), due 12/30/26†	744,750
500,000	Genesee & Wyoming, Inc., Term Loan, TBD, due 12/30/26###	485,563
365,390	GFL Environmental, Inc., 2018 USD Term Loan B, 4.00% (1 mo. USD LIBOR plus 3.00%), due 05/30/25†	358,984
500,000	GFL Environmental, Inc., 2018 USD Term Loan B, TBD, due 05/30/25###	485,313
277,491	Global Tel Link Corp., 2018 1st Lien Term Loan, 5.70% (3 mo. USD LIBOR plus 4.25%), due 11/29/25†	239,336
244,562	GlobalTranz Enterprises, Inc., 2019 Term Loan, 5.93% (1 mo. USD LIBOR plus 5.00%), due 05/15/26†	189,536
246,257	Golden Nugget, Inc., 2017 Incremental Term Loan B, 3.49% (1 mo. USD LIBOR plus 2.50%), due 10/04/23†	192,491
210,204	Golden Nugget, Inc., 2017 Incremental Term Loan B, 3.70% (3 mo. USD LIBOR plus 2.50%), due 10/04/23†	167,679
199,442	Golden Nugget, Inc., 2017 Incremental Term Loan B, TBD, due 10/04/23###	152,527
259,350	Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 2.68% (1 week USD LIBOR plus 2.00%), due 11/15/27†	245,919
498,750	Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, TBD, due 11/15/27###	480,593
518,700	HC Group Holdings II, Inc., Term Loan B, 5.49% (1 mo. USD LIBOR plus 4.50%), due 08/06/26†	440,895
410,000	Hilton Worldwide Finance, LLC, 2019 Term Loan B2, 2.70% (1 mo. USD LIBOR plus 1.75%), due 06/22/26†	384,375
210,000	Hornblower Sub, LLC, 2018 Term Loan B, 5.95% (3 mo. USD LIBOR plus 4.50%), due 04/27/25†	136,500
213,499	IAA, Inc., Term Loan B, 3.25% (1 mo. USD LIBOR plus 2.25%), due 06/28/26†	204,959
1,007,568	iHeartCommunications, Inc., 2020 Term Loan, 3.99% (1 mo. USD LIBOR plus 3.00%), due 05/01/26†	862,982
129,335	Immucor, Inc., Extended Term Loan B, 6.45% (3 mo. USD LIBOR plus 5.00%), due 06/15/21†	114,462
290,000	Innophos, Inc., 2020 Term Loan B, TBD, due 02/04/27###	246,500
500,799	Jaguar Holding Co. II, 2018 Term Loan, 3.50% (1 mo. USD LIBOR plus 2.50%), due 08/18/22†	477,950
398,953	Jaguar Holding Co. II, 2018 Term Loan, TBD, due 08/18/22###	389,562
635,468	Jane Street Group, LLC, 2020 Term Loan, 4.61% (3 mo. USD LIBOR plus 3.00%), due 01/31/25†	546,983
498,750	Jane Street Group, LLC, 2020 Term Loan, TBD, due 01/31/25###	473,813
179,100	KAR Auction Services, Inc., 2019 Term Loan B6, 3.19% (1 mo. USD LIBOR plus 2.25%), due 09/19/26†	166,563
344,074	Level 3 Financing, Inc., 2019 Term Loan B, 2.74% (1 mo. USD LIBOR plus 1.75%), due 03/01/27†	325,150
965,911	McAfee, LLC, 2018 USD Term Loan B, 4.69% (1 mo. USD LIBOR plus 3.75%), due 09/30/24†	901,517

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Bank Loans — continued
541,628	Michaels Stores, Inc., 2018 Term Loan B, 3.50% (1 mo. USD LIBOR plus 2.50%), due 01/30/23†	457,676
326,358	Michaels Stores, Inc., 2018 Term Loan B, 3.56% (3 mo. USD LIBOR plus 2.50%), due 01/30/23†	275,773
314,144	Michaels Stores, Inc., 2018 Term Loan B, 3.57% (3 mo. USD LIBOR plus 2.50%), due 01/30/23†	270,497
229,346	Michaels Stores, Inc., 2018 Term Loan B, TBD, due 01/30/23###	188,752
1,682,363	Midas Intermediate Holdco II, LLC, Incremental Term Loan B, 4.02% (3 mo. USD LIBOR plus 2.75%), due 08/18/21†	1,351,497
657,437	Mohegan Tribal Gaming Authority, 2016 Term Loan B, 5.38% (1 mo. USD LIBOR plus 4.38%), due 10/13/23†	502,282
1,833,322	MPH Acquisition Holdings LLC, 2016 Term Loan B, 4.20% (3 mo. USD LIBOR plus 2.75%), due 06/07/23†	1,668,323
413,453	NASCAR Holdings,, Inc., Term Loan B, 3.67% (1 mo. USD LIBOR plus 2.75%), due 10/19/26†	365,562
970,706	Nexstar Broadcasting, Inc., 2019 Term Loan B4, 4.33% (1 mo. USD LIBOR plus 2.75%), due 09/18/26†	917,317
447,750	Panther BF Aggregator 2, LP, USD Term Loan B, 4.44% (1 mo. USD LIBOR plus 3.50%), due 04/30/26†	411,930
373,116	Phoenix Guarantor, Inc., 2020 Term Loan B, 4.11% (1 mo. USD LIBOR plus 3.25%), due 03/05/26†	343,267
797,990	Pluto Acquisition I, Inc., Term Loan B, 5.00%, due 06/22/26	698,241
485,000	Presidio, Inc., 2020 Term Loan B, 5.28% (3 mo. USD LIBOR plus 3.50%), due 01/22/27†	455,900
1,182,158	Prime Security Services Borrower, LLC, 2019 Term Loan B1, 4.61% (1 mo. USD LIBOR plus 3.25%), due 09/23/26†	1,016,512
1,436,391	Prime Security Services Borrower, LLC, 2019 Term Loan B1, TBD, due 09/23/26###	1,366,367
119,399	Project Alpha Intermediate Holding, Inc., 2019 Incremental Term Loan B, 6.13% (6 mo. USD LIBOR plus 4.25%), due 04/26/24†	108,354
378,268	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 3.49% (1 mo. USD LIBOR plus 2.50%), due 02/01/27†	329,093
1,000,000	Radiology Partners, Inc., 2018 1st Lien Term Loan B, TBD, due 07/09/25###	848,333
488,345	RadNet, Inc., Reprice Term Loan, 5.35% (3 mo. USD LIBOR plus 3.50%), due 06/30/23†	413,694
492,537	RadNet, Inc., Reprice Term Loan, TBD, due 06/30/23###	459,291
616,907	RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 4.74% (1 mo. USD LIBOR plus 3.75%), due 11/17/25†	579,030
500,000	RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, TBD, due 11/17/25###	469,000
127,815	Reynolds Consumer Products LLC, Term Loan, 3.50% (3 mo. USD LIBOR plus 1.75%), due 02/04/27†	121,344
450,918	Reynolds Group Holdings, Inc., USD 2017 Term Loan, 3.74% (1 mo. USD LIBOR plus 2.75%), due 02/05/23†	430,063
40,000	Rockwood Service Corp., 2020 Term Loan, TBD, due 01/23/27###	36,450
220,000	Science Applications International Corp., 2020 Incremental Term Loan B, 3.24% (1 mo. USD LIBOR plus 2.25%), due 03/05/27†	209,550
101,861	Scientific Games International, Inc., 2018 Term Loan B5, 3.74% (1 mo. USD LIBOR plus 2.75%), due 08/14/24†	82,762

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Bank Loans — continued
369,167	Scientific Games International, Inc., 2018 Term Loan B5, 4.37% (2 mo. USD LIBOR plus 2.75%), due 08/14/24†	299,948
447,733	Sedgwick Claims Management Services, Inc., 2018 Term Loan B, 4.24% (1 mo. USD LIBOR plus 3.25%), due 12/31/25†	395,497
349,553	Sophia, L.P., 2017 Term Loan B, 4.70% (3 mo. USD LIBOR plus 3.25%), due 09/30/22†	334,406
480,000	Sotera Health Holdings, LLC, 2019 Term Loan, 5.50% (1 mo. USD LIBOR plus 4.50%), due 12/11/26†	428,000
49,744	Sprint Communications, Inc., 1st Lien Term Loan B, 3.50% (1 mo. USD LIBOR plus 2.50%), due 02/02/24†	49,557
813,850	Staples, Inc., 7 Year Term Loan, 6.52% (1 mo. USD LIBOR plus 5.00%), due 04/16/26†	654,132
320,635	Stars Group Holdings BV (The), 2018 USD Incremental Term Loan, 4.95% (3 mo. USD LIBOR plus 3.50%), due 07/10/25†	307,409
794,782	Station Casinos LLC, 2020 Term Loan B, 3.24% (1 mo. USD LIBOR plus 2.25%), due 02/08/27†	669,207
246,087	STG-Fairway Holdings, LLC, Term Loan B, 4.57% (3 mo. USD LIBOR plus 3.50%), due 01/31/27†	225,169
250,000	Surf Holdings, LLC, USD Term Loan, 4.81% (3 mo. USD LIBOR plus 3.50%), due 03/05/27†	224,375
648,800	Telenet Financing USD LLC, 2020 USD Term Loan AR, 2.70% (1 mo. USD LIBOR plus 2.00%), due 04/30/28†	602,573
528,675	Terrier Media Buyer, Inc., Term Loan B, 5.70% (3 mo. USD LIBOR plus 4.25%), due 12/17/26†	458,295
420,613	TKC Holdings, Inc., 2017 1st Lien Term Loan, 4.75% (1 mo. USD LIBOR plus 3.75%), due 02/01/23†	340,697
406,353	Trans Union, LLC, 2019 Term Loan B5, 2.74% (1 mo. USD LIBOR plus 1.75%), due 11/16/26†	391,792
629,989	TransDigm, Inc., 2020 Term Loan E, 3.24% (1 mo. USD LIBOR plus 2.25%), due 05/30/25†	589,040
119,700	TransDigm, Inc., 2020 Term Loan F, 2.25%, due 12/09/25	116,807
119,700	TransDigm, Inc., 2020 Term Loan F, TBD, due 12/09/25###	107,032
457,700	U.S. Renal Care, Inc., 2019 Term Loan B, 6.00% (1 mo. USD LIBOR plus 5.00%), due 06/26/26†	404,378
498,747	U.S. Renal Care, Inc., 2019 Term Loan B, TBD, due 06/26/26###	455,628
168,818	UFC Holdings, LLC, 2019 Term Loan, 4.25% (1 mo. USD LIBOR plus 3.25%), due 04/29/26†	151,092
417,900	Ultimate Software Group, Inc. (The), Term Loan B, 4.74% (1 mo. USD LIBOR plus 3.75%), due 05/04/26†	394,916
560,497	Univision Communications, Inc., Term Loan C5, 3.75% (1 mo. USD LIBOR plus 2.75%), due 03/15/24†	479,225
398,963	US Foods, Inc., 2016 Term Loan B, 1.75%, due 06/27/23	384,999
598,446	US Foods, Inc., 2016 Term Loan B, TBD, due 06/27/23###	555,890
109,445	Verscend Holding Corp., 2018 Term Loan B, 5.49% (1 mo. USD LIBOR plus 4.50%), due 08/27/25†	107,099
468,810	Verscend Holding Corp., 2018 Term Loan B, TBD, due 08/27/25###	442,243
997,462	Vertex Aerospace Services Corp., Term Loan B, TBD, due 06/29/25###	847,843
169,747	VFH Parent LLC, 2019 Term Loan B, 4.01% (1 mo. USD LIBOR plus 3.00%), due 03/01/26†	138,778
700,000	VFH Parent LLC, 2019 Term Loan B, TBD, due 03/01/26###	667,188

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Bank Loans — continued
670,000	VICI Properties 1 LLC, Replacement Term Loan B, 2.67% (1 mo. USD LIBOR plus 1.75%), due 12/20/24†	618,324
340,000	VICI Properties 1 LLC, Replacement Term Loan B, TBD, due 12/20/24###	315,085
820,000	Virgin Media Bristol LLC, USD Term Loan N, 3.20% (1 mo. USD LIBOR plus 2.50%), due 01/31/28†	781,050
421,598	William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, 3.74% (1 mo. USD LIBOR plus 2.75%), due 05/18/25†	340,089
376,285	William Morris Endeavor Entertainment, LLC, 2018 1st Lien Term Loan, 4.37% (3 mo. USD LIBOR plus 2.75%), due 05/18/25†	303,536
229,425	WP CityMD Bidco LLC, 2019 Term Loan B, 5.57% (6 mo. USD LIBOR plus 4.50%), due 08/13/26†	207,056
229,425	WP CityMD Bidco LLC, 2019 Term Loan B, 5.95% (3 mo. USD LIBOR plus 4.50%), due 08/13/26†	193,340
498,750	WP CityMD Bidco LLC, 2019 Term Loan B, TBD, , due 08/13/26###	463,838
787,964	Xerox Business Services LLC, USD Term Loan B, 3.49% (1 mo. USD LIBOR plus 2.50%), due 12/07/23†	617,238
1,238,299	Ziggo Financing Partnership, USD Term Loan I, 3.20% (1 mo. USD LIBOR plus 2.50%), due 04/30/28†	1,156,261

		77,066,134

	Convertible Debt — 0.2%
80,000	BofA Finance LLC, (MTN), 0.13%, due 09/01/22	79,280
340,000	Cheniere Energy, Inc., 4.25%, due 03/15/45	168,352
400,000	DISH Network Corp., 3.38%, due 08/15/26	325,741
280,000	Live Nation Entertainment, Inc., 2.00%, due 02/15/25 144A	223,804
710,000	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 02/01/26	660,684
290,000	Vishay Intertechnology, Inc., 2.25%, due 06/15/25	258,281
120,000	Vonage Holdings Corp., 1.75%, due 06/01/24 144A	97,415

		1,813,557

	Corporate Debt — 29.9%
90,000	1011778 BC ULC/New Red Finance, Inc., 3.88%, due 01/15/28 144A	86,000
180,000	AbbVie, Inc., 2.95%, due 11/21/26 144A	181,250
1,975,000	AbbVie, Inc., 3.20%, due 11/21/29 144A	1,995,139
880,000	AbbVie, Inc., 4.05%, due 11/21/39 144A	909,412
490,000	ABN AMRO Bank NV, 4.75%, due 07/28/25 144A	494,087
335,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/02/47‡‡‡‡	333,757
2,775,000	Acwa Power Management And Investments One, Ltd., 5.95%, due 12/15/39 144A	2,525,250
1,570,000	Adani Green Energy UP, Ltd./Prayatna Developers Pvt., Ltd./Parampujya Solar Energy, 6.25%, due 12/10/24 144A	1,405,150
240,000	Advanced Micro Devices, Inc., 7.50%, due 08/15/22	256,425
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, due 01/23/23	127,796
180,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, due 05/26/22	159,477
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95%, due 02/01/22	135,954
1,115,000	AES Corp., 5.50%, due 04/15/25	1,101,029
1,010,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons LLC, 4.63%, due 01/15/27 144A	1,010,555
610,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons LLC, 4.88%, due 02/15/30	613,050

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
240,000		Alcoa Nederland Holding BV, 6.13%, due 05/15/28 144A	219,732
200,000		Alcoa Nederland Holding BV, 6.75%, due 09/30/24 144A	195,434
450,000		Allen Media LLC/Allen Media Co-Issuer, Inc., 10.50%, due 02/15/28 144A	370,924
350,000		Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, due 07/15/26 144A	345,843
760,000		Alpek SAB de CV, 4.25%, due 09/18/29 144A	623,785
260,000	EUR	Altice France Holding SA, 4.00%, due 02/15/28**** ‡‡‡‡	237,500
1,000,000		Altice France Holding SA, 7.38%, due 05/01/26 144A	998,200
300,000		Altice France Holding SA, 10.50%, due 05/15/27 144A	318,000
50,000		Altria Group, Inc., 4.40%, due 02/14/26	52,723
180,000		Altria Group, Inc., 4.80%, due 02/14/29	187,733
650,000		Altria Group, Inc., 5.95%, due 02/14/49	754,932
10,540,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	432,657
150,000		American Axle & Manufacturing, Inc., 6.25%, due 03/15/26	116,781
325,000		American Express Co., 4.05%, due 12/03/42	388,514
1,365,000		American International Group, Inc., 4.75%, due 04/01/48	1,446,197
670,000		American Media LLC, 10.50%, due 12/31/26 144A	711,619
1,210,000		American Tower Corp. REIT, 2.40%, due 03/15/25	1,192,068
200,000		Anglo American Capital Plc, 4.00%, due 09/11/27 144A	189,273
790,000		Anheuser-Busch InBev Worldwide, Inc., 5.55%, due 01/23/49	932,123
50,000		Anheuser-Busch InBev Worldwide, Inc., 5.80%, due 01/23/59	61,370
640,000		Aon Corp., 4.50%, due 12/15/28	710,082
10,000		ArcelorMittal SA, 3.60%, due 07/16/24	9,132
150,000		ArcelorMittal SA, 6.13%, due 06/01/25	148,746
350,000		ArcelorMittal SA, 7.00%, due 10/15/39††	357,170
425,000	EUR	ARD Finance SA, 5.00% (5.00% Cash or 5.75% PIK), due 06/30/27 144A	363,630
200,000		ARD Finance SA, 6.50% (6.50% Cash or 7.25% PIK), due 06/30/27 144A	172,890
1,700,000	EUR	ARD Finance SA, Reg S, 5.00% (5.00% Cash or 5.75% PIK), due 06/30/27‡‡‡	1,454,521
550,000		Ardonagh Midco 3 Plc, 8.63%, due 07/15/23‡ 144A	492,940
340,000		Ardonagh Midco 3 Plc, Reg S, 8.63%, due 07/15/23‡‡‡	304,727
1,050,000	EUR	Arion Banki HF, (MTN), Reg S, 1.00%, due 03/20/23‡‡‡	1,122,932
51,000		Asbury Automotive Group, Inc., 4.50%, due 03/01/28 144A	43,733
56,000		Asbury Automotive Group, Inc., 4.75%, due 03/01/30 144A	48,020
400,000		Ashtead Capital, Inc., 4.00%, due 05/01/28 144A	345,800
200,000		Ashtead Capital, Inc., 4.25%, due 11/01/29 144A	170,826
330,000		Ashtead Capital, Inc., 5.25%, due 08/01/26 144A	315,150
200,000		ASP AMC Merger Sub, Inc., 8.00%, due 05/15/25 144A	119,309
730,000		AT&T, Inc., 4.85%, due 03/01/39	821,250
2,415,000		Athene Holding, Ltd., 6.15%, due 04/03/30††††	2,410,363
605,000		Australia & New Zealand Banking Group, Ltd., 2.95% (5 year CMT plus 1.29%), due 07/22/30† 144A	574,399
295,000		Avery Dennison Corp., 2.65%, due 04/30/30	276,815
260,000		Avolon Holdings Funding, Ltd., 5.13%, due 10/01/23 144A	225,075
400,000		Banco Bilbao Vizcaya Argentaria SA, 6.50% (5 year CMT plus 5.19%)††††††	310,278
400,000	EUR	Banco Bilbao Vizcaya Argentaria SA, Reg S, 5.88% (5 year EUR swap plus 5.66%)†††††† ‡‡‡	374,032
200,000		Banco Mercantil del Norte SA, 7.50% (10 year CMT plus 5.47%)†††††† 144A	152,752
970,000		Banco Mercantil del Norte SA, 7.63% (10 year CMT plus 5.35%)†††††† 144A	744,790

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
305,000		Banco Mercantil del Norte SA/Grand Cayman, 6.88% (5 year CMT plus 5.04%)†††††† 144A	234,946
200,000		Banco Santander SA, 4.38%, due 04/12/28	202,291
835,000		Bank of America Corp., (MTN), 3.56% (3 mo. USD LIBOR plus 1.06%), due 04/23/27†	875,432
700,000		Barclays Bank Plc, 7.63%, due 11/21/22	716,443
305,000		Barclays Plc, 4.84%, due 05/09/28	312,220
390,000		Barclays Plc, 5.09% (3 mo. USD LIBOR plus 3.05%), due 06/20/30†	408,300
210,000	GBP	Barclays Plc, 7.13% (5 year UK Government Bond plus 6.58%)††††††	223,099
1,370,000		Barclays Plc, 8.00% (5 year CMT plus 5.67%)††††††	1,271,490
380,000	EUR	Barclays Plc, (MTN), Reg S, 2.00% (5 year EUR swap plus 1.90%), due 02/07/28† ‡‡‡	382,498
580,000		Bausch Health Americas, Inc., 8.50%, due 01/31/27 144A	609,319
270,000		Bausch Health Americas, Inc., 9.25%, due 04/01/26 144A	286,835
265,000		Bausch Health Cos., Inc., 5.00%, due 01/30/28 144A	252,863
265,000		Bausch Health Cos., Inc., 5.25%, due 01/30/30 144A	252,561
740,000		Bausch Health Cos., Inc., 5.88%, due 05/15/23 144A	737,687
349,000		Becton Dickinson and Co., 2.25% (3 mo. USD LIBOR plus 0.88%), due 12/29/20†	337,278
482,000		Berry Petroleum Co. LLC, 7.00%, due 02/15/26 144A	196,917
295,000		BlackRock, Inc., 3.25%, due 04/30/29	309,838
760,000		Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, due 11/15/22 144A	574,058
160,000		Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, due 07/15/26 144A	94,167
820,000		BNP Paribas SA, 2.82% (3 mo. USD LIBOR plus 1.11%), due 11/19/25† 144A	811,366
535,000		BNP Paribas SA, 4.50% (5 year CMT plus 2.94%)†††††† 144A	412,284
760,000		BNP Paribas SA, 6.75% (5 year USD swap plus 4.92%)†††††† 144A	686,136
890,000		Boeing Co. (The), 1.65%, due 10/30/20‡	868,947
80,000		Boeing Co. (The), 2.70%, due 02/01/27	73,537
190,000		Boeing Co. (The), 3.25%, due 02/01/35	164,968
1,395,000		Bombardier, Inc., 8.75%, due 12/01/21 144A	1,169,010
180,000		BP Capital Markets America, Inc., 3.94%, due 09/21/28	192,671
1,405,000		Braskem Netherlands Finance BV, 4.50%, due 01/10/28 144A	1,134,963
760,000		BRF SA, 4.88%, due 01/24/30‡ 144A	642,542
440,000		Bristol-Myers Squibb Co., 4.25%, due 10/26/49 144A	553,618
365,000		Bruin E&P Partners LLC, 8.88%, due 08/01/23 144A	31,025
400,000	EUR	CaixaBank SA, Reg S, 5.25% (5 year EUR swap plus 4.50%)†††††† ‡‡‡	329,175
120,000		Canadian Pacific Railway Co., 2.05%, due 03/05/30	112,300
2,190,000		Carnival Corp., 3.95%, due 10/15/20	2,097,072
130,000		Carriage Services, Inc., 6.63%, due 06/01/26 144A	128,836
200,000		Cascades Inc/Cascades USA, Inc., 5.38%, due 01/15/28 144A	192,500
2,435,000	EUR	Catalent Pharma Solutions, Inc., 2.38%, due 03/01/28 144A	2,483,630
665,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, due 08/15/30 144A	655,441
2,760,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, due 05/01/32 144A	2,707,077
375,000		CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, due 03/01/30 144A	375,206
220,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, due 02/01/28 144A	221,771
200,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, due 09/30/22	197,568
230,000		CDK Global, Inc., 5.25%, due 05/15/29 144A	235,463
900,000		Celulosa Arauco y Constitucion SA, 5.15%, due 01/29/50‡ 144A	713,025
80,000		Centene Corp., 3.38%, due 02/15/30 144A	74,700
80,000		Centene Corp., 4.25%, due 12/15/27 144A	78,844
190,000		Centene Corp., 4.63%, due 12/15/29 144A	192,005
230,000		Centene Corp., 5.38%, due 06/01/26 144A	238,202

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
355,000		CenterPoint Energy, Inc., 2.95%, due 03/01/30	338,008
220,000		Charles River Laboratories International, Inc., 4.25%, due 05/01/28 144A	213,279
480,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 4.20%, due 03/15/28	491,988
200,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.13%, due 07/01/49	210,482
250,000		Charter Communications Operating LLC/Charter Communications Operating Capital, 5.38%, due 04/01/38	270,497
220,000		Cheniere Energy Partners, LP, 4.50%, due 10/01/29 144A	192,621
1,000,000		Cigna Corp., 1.49% (3 mo. USD LIBOR plus 0.65%), due 09/17/21†	960,260
195,000		Cigna Corp., 2.40%, due 03/15/30	185,907
525,000		Cigna Corp., 3.20%, due 03/15/40	491,064
765,000		Cigna Corp., 4.38%, due 10/15/28	823,001
300,000		Cigna Corp., 4.80%, due 08/15/38	338,695
450,000		CIT Group, Inc., 5.25%, due 03/07/25	441,565
170,000		Citigroup, Inc., 4.65%, due 07/30/45	195,225
39,000		Citigroup, Inc., 4.75%, due 05/18/46	43,830
137,000		Citigroup, Inc., 5.30%, due 05/06/44	161,563
400,000		Citigroup, Inc., 6.30% (3 mo. USD LIBOR plus 3.42%)††††††	378,378
690,000		Clear Channel Worldwide Holdings, Inc., 5.13%, due 08/15/27	656,742
640,000		Clearway Energy Operating LLC, 4.75%, due 03/15/28 144A	596,000
230,000		Cleaver-Brooks, Inc., 7.88%, due 03/01/23 144A	192,911
330,000		Cogent Communications Group, Inc., 5.38%, due 03/01/22 144A	334,434
760,000		Colfax Corp., 6.00%, due 02/15/24 144A	738,154
420,000		Comcast Corp., 1.87% (3 mo. USD LIBOR plus 0.44%), due 10/01/21†	410,834
1,000,000		Comcast Corp., 2.65%, due 02/01/30	1,030,960
580,000		Comcast Corp., 4.25%, due 10/15/30	676,486
340,000		Comcast Corp., 4.70%, due 10/15/48	442,361
80,000		CommScope Technologies LLC, 5.00%, due 03/15/27 144A	70,006
400,000		CommScope Technologies LLC, 6.00%, due 06/15/25 144A	369,080
1,190,000		CommScope, Inc., 6.00%, due 03/01/26 144A	1,194,905
990,000		CommScope, Inc., 8.25%, due 03/01/27 144A	959,755
850,000		Comstock Resources, Inc., 7.50%, due 05/15/25 144A	565,250
395,000		CONSOL Energy, Inc., 11.00%, due 11/15/25 144A	161,454
600,000	EUR	Cooperatieve Rabobank UA, Reg S, 4.63% (5 year EUR swap plus 4.10%)†††††† ‡‡‡	578,541
1,010,000		CoreCivic, Inc. REIT, 4.63%, due 05/01/23	926,675
1,000,000		Cott Holdings, Inc., 5.50%, due 04/01/25 144A	976,255
800,000		Country Garden Holdings Co., Ltd., Reg S, 7.25%, due 04/04/21‡‡‡	806,000
705,000		Credit Agricole SA, 3.25%, due 01/14/30 144A	668,068
300,000	EUR	Credit Agricole SA, 6.50% (5 year EUR swap plus 5.12%)†††††† ‡‡‡‡	315,061
575,000		Credit Agricole SA, 7.88% (5 year USD swap plus 4.90%)†††††† 144A	558,001
400,000		Credit Agricole SA, 8.13% (5 year USD swap plus 6.19%)†††††† 144A	414,509
900,000		Credit Suisse Group AG, 2.59% (SOFR plus 1.56%), due 09/11/25† 144A	856,454
1,240,000		Credit Suisse Group AG, 4.19% (SOFR plus 3.73%), due 04/01/31††††† 144A	1,272,360
415,000		Credit Suisse Group AG, 5.10% (5 year CMT plus 3.29%)†††††† ‡ 144A	321,106
465,000		Credit Suisse Group AG, 7.25% (5 year CMT plus 4.33%)†††††† 144A	422,311
365,000		Crown Castle International Corp., 3.30%, due 07/01/30††††	362,003
180,000		Crown Castle International Corp., 4.15%, due 07/01/50††††	178,020
1,760,000		CSC Holdings LLC, 6.50%, due 02/01/29 144A	1,908,042

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
800,000		CVS Health Corp., 4.78%, due 03/25/38	887,812
200,000	EUR	CyrusOne, LP/CyrusOne Finance Corp. REIT, 1.45%, due 01/22/27	192,626
1,150,000		DAE Funding LLC, 5.75%, due 11/15/23 144A	1,079,557
200,000		Danske Bank AS, 5.00%, due 01/12/22 144A	205,524
250,000	EUR	Danske Bank AS, Reg S, 5.75% (6 year EUR swap plus 4.64%)†††††† ‡‡‡	273,904
265,000		Dar Al-Arkan Sukuk Co., Ltd., Reg S, 6.88%, due 03/21/23‡‡‡	207,396
50,000		DCP Midstream Operating, LP, 5.13%, due 05/15/29	31,775
200,000		DCP Midstream Operating, LP, 6.75%, due 09/15/37 144A	110,061
730,000		Delek & Avner Tamar Bond, Ltd., 5.41%, due 12/30/25 144A	698,972
1,185,000		Dell International LLC/EMC Corp., 8.35%, due 07/15/46 144A	1,411,826
1,250,000		Delta Air Lines, Inc., 2.60%, due 12/04/20	1,193,975
1,150,000		Delta Air Lines, Inc., 2.90%, due 10/28/24	923,139
400,000		Deutsche Bank AG, 6.00% (5 year CMT plus 4.52%)††††††	268,800
256,750,000	KZT	Development Bank of Kazakhstan JSC, Reg S, 9.50%, due 12/14/20‡‡‡	552,555
475,000		Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, due 08/15/26 144A	388,617
200,000		Diamondback Energy, Inc., 3.50%, due 12/01/29	136,762
1,500,000		DISH DBS Corp., 5.88%, due 11/15/24	1,468,132
980,000		DISH DBS Corp., 7.75%, due 07/01/26	1,012,389
325,000		Dow Chemical Co. (The), 3.63%, due 05/15/26	318,694
1,620,000		DP World Crescent, Ltd., 4.85%, due 09/26/28 144A	1,478,478
2,715,000		DP World Plc, 5.63%, due 09/25/48 144A	2,301,549
450,000		eBay, Inc., 4.00%, due 07/15/42	424,308
120,000		Endeavor Energy Resources, LP/EER Finance, Inc., 5.50%, due 01/30/26 144A	83,661
250,000		Endeavor Energy Resources, LP/EER Finance, Inc., 5.75%, due 01/30/28 144A	171,388
685,000		Enel Finance International NV, 3.50%, due 04/06/28 144A	686,862
305,000		Energy Transfer Operating, LP, 3.75%, due 05/15/30	236,439
235,000		Energy Transfer Operating, LP, 6.00%, due 06/15/48	197,847
395,000		Energy Transfer Operating, LP, 6.25%, due 04/15/49	339,742
1,080,000		EnLink Midstream Partners, LP, 4.15%, due 06/01/25	530,231
285,000		EnLink Midstream Partners, LP, 5.45%, due 06/01/47	96,216
305,000		Enstar Group, Ltd., 4.95%, due 06/01/29	288,814
220,000		Entergy Louisiana LLC, 2.90%, due 03/15/51‡	194,467
250,000		Enterprise Products Operating LLC, 3.95%, due 01/31/60	212,984
815,000		EPR Properties REIT, 3.75%, due 08/15/29	610,737
630,000		EQT Corp., 6.13%, due 02/01/25††	489,888
610,000		EQT Corp., 7.00%, due 02/01/30††	459,037
200,000		ESH Hospitality, Inc. REIT, 4.63%, due 10/01/27 144A	157,110
240,000		Exxon Mobil Corp., 4.33%, due 03/19/50	294,546
830,000		FedEx Corp., 4.05%, due 02/15/48	733,603
750,000		Fidelity & Guaranty Life Holdings, Inc., 5.50%, due 05/01/25 144A	746,452
500,000	GBP	Fidelity National Information Services, Inc., 2.25%, due 12/03/29	581,964
600,000		First Quantum Minerals, Ltd., 6.88%, due 03/01/26 144A	484,830
370,000		First Quantum Minerals, Ltd., 7.25%, due 04/01/23 144A	313,808
800,000		First Quantum Minerals, Ltd., 7.50%, due 04/01/25 144A	670,756
610,000		Five Point Operating Co., LP/Five Point Capital Corp., 7.88%, due 11/15/25 144A	529,157
200,000		Ford Motor Credit Co. LLC, 2.34%, due 11/02/20	193,000
300,000		Ford Motor Credit Co. LLC, 3.10%, due 05/04/23	276,000
460,000		Ford Motor Credit Co. LLC, 3.20%, due 01/15/21	446,775
200,000		Ford Motor Credit Co. LLC, 3.22%, due 01/09/22	187,500

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
315,000		Ford Motor Credit Co. LLC, 3.34%, due 03/28/22	294,620
210,000		Ford Motor Credit Co. LLC, 3.47%, due 04/05/21	202,587
1,024,000		Ford Motor Credit Co. LLC, 4.14%, due 02/15/23	954,163
615,000		Ford Motor Credit Co. LLC, 4.25%, due 09/20/22	575,025
300,000		Ford Motor Credit Co. LLC, 5.60%, due 01/07/22	291,750
620,000		Ford Motor Credit Co. LLC, 5.88%, due 08/02/21	610,700
130,000		Fox Corp., 4.71%, due 01/25/29‡‡‡‡	142,773
210,000		Fox Corp., 5.48%, due 01/25/39‡‡‡‡	244,089
890,000		Freeport-McMoRan, Inc., 5.45%, due 03/15/43	803,492
740,000		Gazprom PJSC Via Gaz Capital SA, 4.95%, due 03/23/27 144A	770,592
1,880,000		GEMS MENASA Cayman, Ltd./GEMS Education Delaware LLC, 7.13%, due 07/31/26 144A	1,575,449
140,000		General Dynamics Corp., 4.25%, due 04/01/50	176,770
920,000		General Electric Co., (MTN), 6.88%, due 01/10/39	1,141,364
170,000		General Motors Co., 5.20%, due 04/01/45	135,195
210,000		GEO Group, Inc. (The) REIT, 5.88%, due 01/15/22	190,772
320,000		GEO Group, Inc. (The) REIT, 6.00%, due 04/15/26	210,224
130,000		GFL Environmental, Inc., 5.13%, due 12/15/26 144A	127,725
294,000		GFL Environmental, Inc., 8.50%, due 05/01/27 144A	297,014
390,000		Glencore Funding LLC, 4.00%, due 03/27/27 144A	356,315
650,000		Global Aircraft Leasing Co., Ltd., 6.50% (6.50% Cash or 7.25% PIK), due 09/15/24 144A	423,475
1,835,000		Gold Fields Orogen Holdings BVI, Ltd., 6.13%, due 05/15/29 144A	1,744,259
830,000		Gold Fields Orogen Holdings BVI, Ltd., Reg S, 6.13%, due 05/15/29‡‡‡	788,956
100,000		Goldman Sachs Group, Inc. (The), 5.15%, due 05/22/45	115,986
405,000		Gran Tierra Energy International Holdings, Ltd., 6.25%, due 02/15/25 144A	104,794
570,000	EUR	Grifols SA, 2.25%, due 11/15/27 144A	603,386
905,000		GTH Finance BV, 7.25%, due 04/26/23 144A	939,996
600,000		GTP Acquisition Partners I LLC, 3.48%, due 06/16/25 144A	613,770
490,000		Gulfport Energy Corp., 6.00%, due 10/15/24	123,725
190,000		Gulfport Energy Corp., 6.38%, due 05/15/25	47,737
340,000		Hanesbrands, Inc., 4.88%, due 05/15/26 ‡ 144A	335,124
410,000		Harley-Davidson Financial Services, Inc., Series S, 3.55%, due 05/21/21 144A	417,097
600,000		HCA, Inc., 5.50%, due 06/15/47	656,254
760,000		HCA, Inc., 5.63%, due 09/01/28	799,710
115,000		Healthpeak Properties, Inc. REIT, 3.50%, due 07/15/29	112,635
555,000		Hess Corp., 5.80%, due 04/01/47	370,616
610,000		Hess Midstream Operations, LP, 5.63%, due 02/15/26 144A	434,950
65,000		Hill-Rom Holdings, Inc., 4.38%, due 09/15/27 144A	64,580
1,000,000		Hill-Rom Holdings, Inc., 5.00%, due 02/15/25 144A	1,018,745
200,000		Home Depot, Inc. (The), 3.35%, due 04/15/50	209,555
400,000		HSBC Holdings Plc, 4.58% (3 mo. USD LIBOR plus 1.53%), due 06/19/29†	424,732
220,000		HSBC Holdings Plc, 4.95%, due 03/31/30	240,526
400,000		HSBC Holdings Plc, 6.50% (5 year USD ICE swap plus 3.61%)††††††	374,326
250,000	EUR	HSBC Holdings Plc, Reg S, 5.25% (5 year EUR swap plus 4.38%)†††††† ‡‡‡	243,865
500,000		Hudbay Minerals, Inc., 7.25%, due 01/15/23 144A	439,373
400,000		Hudbay Minerals, Inc., 7.63%, due 01/15/25 144A	350,502
960,000		ICICI Bank, Ltd./Hong Kong, Reg S, 5.75%, due 11/16/20‡‡‡	974,865
440,000		iHeartCommunications, Inc., 4.75%, due 01/15/28 144A	398,442

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
525,000		iHeartCommunications, Inc., 8.38%, due 05/01/27	459,989
780,000		IHS Netherlands Holdco BV, 7.13%, due 03/18/25 144A	690,300
1,880,000		IHS Netherlands Holdco BV, 8.00%, due 09/18/27 144A	1,560,400
1,150,000		IHS Netherlands Holdco BV, Reg S, 8.00%, due 09/18/27‡‡‡	954,500
360,000		Intelsat Jackson Holdings SA, 5.50%, due 08/01/23	238,052
700,000		InterGen NV, 7.00%, due 06/30/23 144A	619,500
1,575,000		Interpublic Group of Cos., Inc. (The), 4.75%, due 03/30/30	1,563,656
615,000		Intesa Sanpaolo SpA, 4.00%, due 09/23/29‡ 144A	561,521
900,000		Intesa Sanpaolo SpA, 5.02%, due 06/26/24 144A	883,207
350,000		Intesa Sanpaolo SpA, 5.71%, due 01/15/26 144A	341,670
205,000		IQVIA, Inc., 5.00%, due 10/15/26 144A	210,528
285,000	EUR	IQVIA, Inc., Reg S, 2.25%, due 01/15/28‡‡‡	288,174
438,000	EUR	Islandsbanki HF, (MTN), Reg S, 1.13% (1 year EUR swap plus 0.75%), due 01/19/24† ‡‡‡	464,376
1,439,000		Itau Unibanco Holding SA/Cayman Island, 4.63% (5 year CMT plus 3.22%)†††††† 144A	1,191,060
975,000		Itau Unibanco Holding SA/Cayman Island, 6.13% (5 year CMT plus 3.98%)†††††† 144A	923,325
260,000		j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 07/15/25 144A	259,674
150,000		JB Poindexter & Co., Inc., 7.13%, due 04/15/26 144A	140,094
490,000		JM Smucker Co. (The), 3.55%, due 03/15/50	454,678
594,985		K2016470219 South Africa, Ltd., 3.00% (3.00% Cash or PIK), due 12/31/22	5,950
156,683		K2016470260 South Africa, Ltd., 25.00% (25.00% Cash or PIK), due 12/31/22	5,876
750,000		KazMunayGas National Co. JSC, 4.75%, due 04/19/27 144A	722,109
640,000		KazTransGas JSC, 4.38%, due 09/26/27 144A	574,694
400,000		KeyCorp, (MTN), 2.55%, due 10/01/29	357,966
785,000		KKR Group Finance Co. VI LLC, 3.75%, due 07/01/29 144A	784,353
800,000		KLX Energy Services Holdings, Inc., 11.50%, due 11/01/25 144A	404,000
1,580,000		Kosmos Energy, Ltd., 7.13%, due 04/04/26 144A	862,083
105,000		Kraft Heinz Foods Co., 4.38%, due 06/01/46	95,080
340,000		Kraft Heinz Foods Co., 5.00%, due 06/04/42	323,381
1,305,000	EUR	Kraft Heinz Foods Co., Reg S, 2.25%, due 05/25/28‡‡‡	1,234,411
945,000		Kuwait Projects Co. SPC, Ltd. (MTN), Reg S, 4.50%, due 02/23/27‡‡‡	890,131
950,000		L Brands, Inc., 5.25%, due 02/01/28	730,977
30,000		L Brands, Inc., 5.63%, due 10/15/23	25,091
80,000		L Brands, Inc., 6.69%, due 01/15/27	58,443
455,000		Lamar Media Corp., 3.75%, due 02/15/28 144A	429,920
170,000		Lamar Media Corp., 4.00%, due 02/15/30 144A	159,375
1,000,000		Lamb Weston Holdings, Inc., 4.63%, due 11/01/24 144A	991,255
210,000	EUR	Landsbankinn HF, (MTN), Reg S, 1.00%, due 05/30/23‡‡‡	223,935
3,390,000	EUR	Landsbankinn HF, (MTN), Reg S, 1.38%, due 03/14/22‡‡‡	3,689,895
40,000		Las Vegas Sands Corp., 3.20%, due 08/08/24	36,175
655,000		Lazard Group LLC, 4.38%, due 03/11/29	663,508
655,000		Lennar Corp., 4.75%, due 11/29/27	656,998
870,000		Lennar Corp., 4.88%, due 12/15/23	860,208
260,000		LifePoint Health, Inc., 4.38%, due 02/15/27 144A	246,870
430,000		Lions Gate Capital Holdings LLC, 5.88%, due 11/01/24 144A	371,410
575,000		Liquid Telecommunications Financing Plc, 8.50%, due 07/13/22 144A	448,132
200,000		Lloyds Banking Group Plc, 4.65%, due 03/24/26	204,604

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
450,000	EUR	Lloyds Banking Group Plc, Reg S, 6.38% (5 year EUR swap plus 5.29%)†††††† ‡‡‡	456,205
1,300,000		Lonestar Resources America, Inc., 11.25%, due 01/01/23 144A	302,250
640,000		Lukoil International Finance BV, 4.75%, due 11/02/26 144A	651,048
800,000		MAF Global Securities, Ltd., Reg S, 5.50% (5 year USD swap plus 3.48%)†††††† ‡ ‡‡‡	599,258
935,000		MAF Sukuk, Ltd., Reg S, 4.64%, due 05/14/29‡‡‡	922,377
140,000		Mastercard, Inc., 3.85%, due 03/26/50	172,372
290,000		Match Group, Inc., 5.00%, due 12/15/27 144A	279,427
575,000		Mattamy Group Corp., 5.25%, due 12/15/27 144A	539,063
715,000		McDonald’s Corp., (MTN), 3.63%, due 09/01/49	731,158
80,000		McDonald’s Corp., (MTN), 4.20%, due 04/01/50	89,878
935,000		MDGH - GMTN BV, 3.70%, due 11/07/49 144A	865,931
354,000		MEG Energy Corp., 7.00%, due 03/31/24‡ 144A	165,497
340,000		MEG Energy Corp., 7.13%, due 02/01/27 144A	170,551
520,000		Melco Resorts Finance, Ltd., 5.38%, due 12/04/29‡ 144A	451,970
260,000		Michaels Stores, Inc., 8.00%, due 07/15/27‡ 144A	193,843
3,025,000		Millicom International Cellular SA, 6.25%, due 03/25/29 144A	2,724,164
675,000		Millicom International Cellular SA, 6.63%, due 10/15/26 144A	644,254
525,000		Mineral Resources, Ltd., 8.13%, due 05/01/27 144A	495,515
610,000		Mohegan Gaming & Entertainment, 7.88%, due 10/15/24 144A	456,734
840,000		Montage Resources Corp., 8.88%, due 07/15/23	573,275
1,000,000		Morgan Stanley, (MTN), 2.50%, due 04/21/21	1,003,176
110,000	EUR	Motion Bondco DAC, 4.50%, due 11/15/27 144A	89,094
370,000		MPLX, LP, 1.90% (3 mo. USD LIBOR plus 0.90%), due 09/09/21†	349,719
260,000	GBP	MPT Operating Partnership, LP/MPT Finance Corp. REIT, 3.69%, due 06/05/28	305,750
300,000		MPT Operating Partnership, LP/MPT Finance Corp. REIT, 5.00%, due 10/15/27	293,273
175,000		MSCI, Inc., 4.00%, due 11/15/29 144A	174,813
440,000		Mylan NV, 5.25%, due 06/15/46	421,635
445,000		Mylan, Inc., 5.40%, due 11/29/43	445,739
440,000		Nationwide Building Society, 3.96% (3 mo. USD LIBOR plus 1.86%), due 07/18/30† 144A	445,277
410,000		Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.13%, due 11/15/21 144A	215,968
435,000		NBM US Holdings, Inc., 6.63%, due 08/06/29‡ 144A	392,000
1,330,000		NBM US Holdings, Inc., 7.00%, due 05/14/26 144A	1,216,441
350,000		NCL Corp., Ltd., Class C, 3.63%, due 12/15/24‡ 144A	225,855
275,000	EUR	Netflix, Inc., 3.88%, due 11/15/29 144A	296,984
300,000		Netflix, Inc., 5.88%, due 11/15/28	322,215
270,000		Netflix, Inc., 6.38%, due 05/15/29	295,718
1,545,000	EUR	Netflix, Inc., Reg S, 3.63%, due 06/15/30‡‡‡	1,665,727
210,000	EUR	Netflix, Inc., Reg S, 3.88%, due 11/15/29‡‡‡	226,788
284,000		Newell Brands, Inc., 4.20%, due 04/01/26	279,489
625,000		Newmont Corp., 2.25%, due 10/01/30	584,752
620,000		NGPL PipeCo LLC, Senior Note, 7.77%, due 12/15/37 144A	621,648
615,000		NIKE, Inc., 3.38%, due 03/27/50	672,832
171,941		Northern Oil and Gas, Inc., 8.50% (8.50% Cash or 9.5% PIK), due 05/15/23	118,209
640,000		Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, due 11/01/22 144A	317,018
520,000		NVIDIA Corp., 3.50%, due 04/01/50	567,012
625,000		NXP BV/NXP Funding LLC/NXP USA, Inc., 3.88%, due 06/18/26 144A	609,334
610,000		Oasis Petroleum, Inc., 6.88%, due 03/15/22	125,050

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
780,000		Oasis Petroleum, Inc., 6.88%, due 01/15/23‡	165,750
760,000		Occidental Petroleum Corp., 2.60%, due 08/13/21	598,020
270,000		Occidental Petroleum Corp., 2.68% (3 mo. USD LIBOR plus 0.95%), due 02/08/21†	213,996
160,000		Occidental Petroleum Corp., 2.90%, due 08/15/24	87,734
90,000		Occidental Petroleum Corp., 3.20%, due 08/15/26	43,222
250,000		Occidental Petroleum Corp., 4.40%, due 08/15/49‡	108,346
30,000		Occidental Petroleum Corp., 5.55%, due 03/15/26	15,895
1,320,000		OCP SA, 6.88%, due 04/25/44 144A	1,448,700
170,000		Omnicom Group, Inc., 4.20%, due 06/01/30††††	175,461
980,000		Open Text Corp., 3.88%, due 02/15/28 144A	925,794
1,135,000		Open Text Holdings, Inc., 4.13%, due 02/15/30 144A	1,073,568
2,400,000		ORACLE Corp., 2.80%, due 04/01/27	2,439,247
2,420,000		ORACLE Corp., 3.60%, due 04/01/40	2,428,677
2,580,000		ORACLE Corp., 3.60%, due 04/01/50	2,591,764
2,900,000		ORACLE Corp., 3.85%, due 04/01/60	2,933,616
1,050,000		Oversea-Chinese Banking Corp., Ltd., (MTN), Reg S, 4.25%, due 06/19/24‡‡‡	1,082,175
430,000		Owl Rock Capital Corp., 4.00%, due 03/30/25	332,200
825,000		Oztel Holdings SPC, Ltd., 5.63%, due 10/24/23 144A	662,438
190,000		Pactiv LLC, 8.38%, due 04/15/27	199,223
1,000,000		Panther BF Aggregator 2, LP/Panther Finance Co., Inc., 6.25%, due 05/15/26 144A	950,622
140,000		Park Aerospace Holdings, Ltd., 4.50%, due 03/15/23 144A	121,684
390,000		Park-Ohio Industries, Inc., 6.63%, due 04/15/27	311,593
1,810,000		Pertamina Persero PT, 4.18%, due 01/21/50 144A	1,563,498
925,000		Perusahaan Listrik Negara PT, 4.13%, due 05/15/27 144A	899,246
2,220,000		Petrobras Global Finance BV, 5.30%, due 01/27/25	2,128,436
385,000		Petrobras Global Finance BV, 6.00%, due 01/27/28	375,009
720,000		Petrobras Global Finance BV, 6.85%, due 06/05/15#	687,820
11,184,300	MXN	Petroleos Mexicanos, Reg S (GDN), 7.19%, due 09/12/24‡‡‡	381,404
485,000		PetSmart, Inc., 5.88%, due 06/01/25 144A	481,363
1,730,000		PetSmart, Inc., 7.13%, due 03/15/23 144A	1,624,037
310,000		PetSmart, Inc., 8.88%, due 06/01/25‡ 144A	282,875
230,000		Polaris Intermediate Corp., 8.50% (8.50% Cash or 9.25% PIK), due 12/01/22 144A	179,971
1,380,000	EUR	PPF Arena 1 BV, (MTN), Reg S, 3.13%, due 03/27/26‡‡‡	1,461,208
230,000		PPG Industries, Inc., 2.40%, due 08/15/24	228,705
1,000,000		Prestige Brands, Inc., 6.38%, due 03/01/24 144A	1,031,255
160,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, due 04/15/26‡ 144A	157,700
180,000		Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 01/15/28 144A	156,600
1,385,000		Procter & Gamble Co. (The), 3.00%, due 03/25/30	1,540,349
280,000		Prosperous Ray, Ltd., Reg S, 4.63%, due 11/12/23‡‡‡	298,022
1,375,000		Prosus NV, 3.68%, due 01/21/30 144A	1,247,551
1,625,000		Prosus NV, 4.85%, due 07/06/27 144A	1,557,067
720,000		Prosus NV, 5.50%, due 07/21/25 144A	715,774
720,000		Prosus NV, Reg S, 4.85%, due 07/06/27‡‡‡	689,900
1,795,000		Prudential Financial, Inc., (MTN), 4.35%, due 02/25/50	1,803,344
225,000		PTC, Inc., 3.63%, due 02/15/25 144A	212,063
260,000		PTC, Inc., 4.00%, due 02/15/28 144A	251,628
1,030,000		Quicken Loans, Inc., 5.25%, due 01/15/28 144A	1,014,311
338,000		Quicken Loans, Inc., 5.75%, due 05/01/25 144A	338,424
360,000		Radiology Partners, Inc., 9.25%, due 02/01/28 144A	314,370

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
300,000		Range Resources Corp., 5.00%, due 08/15/22	227,160
410,000		Range Resources Corp., 5.00%, due 03/15/23‡	302,363
156,000		Range Resources Corp., 5.88%, due 07/01/22	113,636
230,000		Range Resources Corp., 9.25%, due 02/01/26 144A	139,294
130,000		Raymond James Financial, Inc., 4.65%, due 04/01/30	135,497
1,000,000	EUR	RCI Banque SA, (MTN), Reg S, 2.25%, due 03/29/21‡‡‡	1,099,569
155,000		Roper Technologies, Inc., 2.35%, due 09/15/24	149,309
165,000		Roper Technologies, Inc., 2.95%, due 09/15/29	164,775
445,000		Royal Bank of Scotland Group Plc, 4.27% (3 mo. USD LIBOR plus 1.76%), due 03/22/25†	464,201
300,000		Royal Bank of Scotland Group Plc, 4.89% (3 mo. USD LIBOR plus 1.75%), due 05/18/29†	318,144
330,000		RR Donnelley & Sons Co., 6.50%, due 11/15/23	332,886
400,000		Sands China, Ltd., 5.13%, due 08/08/25	386,982
1,000,000	EUR	Santander Consumer Finance SA, Reg S, 0.88%, due 01/24/22‡‡‡	1,090,319
590,000		Santander UK Group Holdings Plc, 4.75%, due 09/15/25 144A	588,173
1,435,000		SASOL Financing USA LLC, 6.50%, due 09/27/28	589,195
425,000		SBA Tower Trust REIT, 2.84%, due 01/15/25 144A	420,168
165,000		Science Applications International Corp., 4.88%, due 04/01/28 144A	159,328
110,000		Sensata Tech, Inc., 4.38%, due 02/15/30 144A	99,833
280,000		Shea Homes, LP/Shea Homes Funding Corp., 4.75%, due 02/15/28 144A	240,625
1,090,000		Shelf Drilling Holdings, Ltd., 8.25%, due 02/15/25 144A	548,270
200,000		Silversea Cruise Finance, Ltd., 7.25%, due 02/01/25 144A	171,749
990,000		Societe Generale SA, 3.00%, due 01/22/30 144A	904,127
765,000		Societe Generale SA, 4.75%, due 09/14/28 144A	816,007
350,000		Societe Generale SA, 6.75% (5 year USD swap plus 3.93%)†††††† 144A	292,098
780,000		Societe Generale SA, 7.38% (5 year USD swap plus 4.30%)†††††† 144A	675,242
970,000		Southern California Edison Co., 4.88%, due 03/01/49	1,123,751
190,000		Speedway Motorsports LLC/Speedway Funding II, Inc., 4.88%, due 11/01/27 144A	172,425
370,000		Springleaf Finance Corp., 5.38%, due 11/15/29	340,604
850,000		Sprint Capital Corp., 6.88%, due 11/15/28	975,587
60,000		Sprint Capital Corp., 8.75%, due 03/15/32	79,683
610,000		Sprint Corp., 7.25%, due 02/01/28 144A	615,338
1,085,000		SS&C Technologies, Inc., 5.50%, due 09/30/27 144A	1,136,901
905,000		Standard Chartered Plc, 2.10% (3 mo. USD LIBOR plus 1.20%), due 09/10/22† 144A	879,502
775,000		Standard Chartered Plc, 4.30%, due 02/19/27 144A	761,152
1,635,000		Standard Chartered Plc, 4.64% (5 year CMT plus 3.85%), due 04/01/31† 144A	1,683,625
585,000		Standard Chartered Plc, 7.75% (5 year USD swap plus 5.72%)†††††† 144A	575,049
110,000		Standard Industries, Inc., 4.75%, due 01/15/28 144A	102,071
220,000		Starbucks Corp., 3.35%, due 03/12/50‡	211,224
960,301	EUR	Summer BC Holdco A SARL, Reg S, 9.25%, due 10/31/27‡‡‡	862,193
325,000	EUR	Summer BC Holdco B SARL, 5.75%, due 10/31/26 144A	299,892
1,305,000	EUR	Summer BC Holdco B SARL, Reg S, 5.75%, due 10/31/26‡‡‡	1,204,181
1,160,000		Suzano Austria GmbH, 6.00%, due 01/15/29	1,093,059
260,000		Suzano Austria GmbH, Reg S, 5.75%, due 07/14/26‡‡‡	254,529
570,000		Swire Pacific MTN Financing, Ltd., (MTN), Reg S, 4.50%, due 10/09/23‡‡‡	626,290
625,000		Synchrony Financial, 4.38%, due 03/19/24	615,932
800,000		Synchrony Financial, 4.50%, due 07/23/25	783,805
620,000		Sysco Corp., 6.60%, due 04/01/50††††	652,231

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
200,000		T-Mobile USA, Inc., 6.38%, due 03/01/25	205,507
280,000		Talen Energy Supply LLC, 10.50%, due 01/15/26 144A	203,551
610,000		Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 4.75%, due 10/01/23 144A	388,857
715,000		Tallgrass Energy Partners, LP/Tallgrass Energy Finance Corp., 5.50%, due 09/15/24 144A	398,591
240,000		Taylor Morrison Communities, Inc., 5.88%, due 01/31/25 144A	225,900
230,000		Teck Resources, Ltd., 5.40%, due 02/01/43	182,967
90,000		Teck Resources, Ltd., 6.00%, due 08/15/40	77,493
200,000		Telefonica Emisiones SA, 5.21%, due 03/08/47	225,171
350,000		Tennessee Gas Pipeline Co. LLC, 2.90%, due 03/01/30 144A	297,514
425,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, due 04/15/22	447,977
235,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, 6.00%, due 01/31/25 144A	253,247
360,000	EUR	Teva Pharmaceutical Finance Netherlands II BV, Reg S, 1.25%, due 03/31/23‡‡‡	350,731
370,000		Teva Pharmaceutical Finance Netherlands III BV, 7.13%, due 01/31/25‡ 144A	368,614
1,105,000		Textron, Inc., 3.00%, due 06/01/30	1,035,185
225,000		Thermo Fisher Scientific, Inc., 4.50%, due 03/25/30	253,436
1,610,000		TJX Cos., Inc., 3.88%, due 04/15/30	1,665,587
415,000		TJX Cos., Inc., 4.50%, due 04/15/50	445,185
630,000		TransDigm, Inc., 5.50%, due 11/15/27 144A	568,922
2,880,000	ZAR	Transnet SOC, Ltd., (MTN), Reg S, 9.50%, due 05/13/21‡‡‡	168,058
540,000		Transportadora de Gas del Sur SA, 6.75%, due 05/02/25 144A	393,395
1,490,000		Twitter, Inc., 3.88%, due 12/15/27 144A	1,444,369
340,000		UBS Group AG, 7.00% (5 year USD swap plus 4.34%)†††††† 144A	319,836
955,000		UniCredit SpA, 7.30% (5 year USD ICE swap plus 4.91%), due 04/02/34† 144A	907,711
1,200,000		Unifin Financiera SAB de CV, 8.38%, due 01/27/28 144A	738,900
1,015,000		Unifin Financiera SAB de CV, Reg S, 7.00%, due 01/15/25‡‡‡	631,837
200,000		Union Pacific Corp., 3.84%, due 03/20/60 144A	212,030
195,000		United Parcel Service, Inc., 5.30%, due 04/01/50	256,532
140,000		United Rentals North America, Inc., 3.88%, due 11/15/27	133,077
500,000		United Rentals North America, Inc., 4.88%, due 01/15/28	487,775
1,580,000		United Rentals North America, Inc., 5.25%, due 01/15/30	1,588,295
600,000		Univision Communications, Inc., 5.13%, due 05/15/23 144A	535,500
105,000		Unum Group, 4.00%, due 06/15/29	101,301
550,000		Vale Overseas, Ltd., 6.88%, due 11/10/39	612,048
100,000		Verizon Communications, Inc., 4.52%, due 09/15/48	128,584
465,000		VF Ukraine PAT via VFU Funding Plc, 6.20%, due 02/11/25 144A	390,600
1,820,000		ViacomCBS, Inc., 4.95%, due 01/15/31††††	1,795,004
885,000		ViacomCBS, Inc., 5.85%, due 09/01/43	910,214
670,000		ViacomCBS, Inc., 6.88%, due 04/30/36	756,970
1,460,000		VICI Properties, LP/VICI Note Co., Inc. REIT, 4.63%, due 12/01/29 144A	1,340,178
950,000		Videotron, Ltd., 5.13%, due 04/15/27 144A	956,619
300,000		Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.75%, due 04/15/23‡‡‡‡	73,500
585,000		Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.75%, due 04/15/23‡‡‡‡	152,831
100,000		Viper Energy Partners, LP, 5.38%, due 11/01/27 144A	84,555
500,000		Virgin Media Secured Finance Plc, 5.50%, due 08/15/26 144A	510,984
500,000		Virgin Media Secured Finance Plc, 5.50%, due 05/15/29 144A	500,975
220,000		VISA, Inc., 2.70%, due 04/15/40††††	218,381
1,350,000		VOC Escrow, Ltd., 5.00%, due 02/15/28 144A	994,545

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Corporate Debt — continued
130,000		Vodafone Group Plc, 4.38%, due 05/30/28	137,581
800,000		Vodafone Group Plc, 4.88%, due 06/19/49	893,427
265,000		Walt Disney Co. (The), 4.70%, due 03/23/50	349,368
230,000		Waste Management, Inc., 3.45%, due 06/15/29	236,364
350,000		WEA Finance LLC/Westfield UK & Europe Finance Plc REIT, 4.75%, due 09/17/44 144A	322,277
530,000		Weight Watchers International, Inc., 8.63%, due 12/01/25 144A	459,110
480,000		Wells Fargo & Co., 2.50%, due 03/04/21	480,236
140,000		Wells Fargo & Co., (MTN), 4.48% (3 mo. USD LIBOR plus 3.77%), due 04/04/31†	159,123
410,000		Wells Fargo & Co., (MTN), 5.01% (3 mo. USD LIBOR plus 4.24%), due 04/04/51†	528,006
2,500,000		Wells Fargo Bank NA, 2.31% (3 mo. USD LIBOR plus 0.50%), due 07/23/21†	2,437,713
727,000		Wendy’s International LLC, 7.00%, due 12/15/25	730,453
730,000		Western Midstream Operating, LP, 4.00%, due 07/01/22	471,266
120,000		Western Midstream Operating, LP, 5.25%, due 02/01/50††	50,030
260,000		Western Midstream Operating, LP, 5.30%, due 03/01/48	104,253
770,000		Western Midstream Operating, LP, 5.45%, due 04/01/44	299,550
490,000		Westlake Chemical Corp., 4.38%, due 11/15/47	398,910
390,000		Westpac Banking Corp., 4.11% (5 year CMT plus 2.00%), due 07/24/34†	379,057
1,035,000		Whiting Petroleum Corp., 5.75%, due 03/15/21	76,538
375,000	GBP	William Hill Plc, Reg S, 4.88%, due 09/07/23‡‡‡	361,746
100,000		Williams Cos., Inc. (The), 8.75%, due 03/15/32	108,823
390,000		WPX Energy, Inc., 5.25%, due 10/15/27	216,665
250,000		WPX Energy, Inc., 8.25%, due 08/01/23	185,936
370,000		Wynn Macau, Ltd., 5.13%, due 12/15/29 144A	313,575
740,000		XPO CNW, Inc., 6.70%, due 05/01/34	636,152
1,000,000		XPO Logistics, Inc., 6.50%, due 06/15/22 144A	1,007,840
100,000		XPO Logistics, Inc., 6.75%, due 08/15/24 144A	98,406
290,000		Yamana Gold, Inc., 4.63%, due 12/15/27	291,242
150,000		YPF SA, 8.50%, due 03/23/21 144A	102,480
800,000		YPF SA, Reg S, 8.50%, due 03/23/21‡‡‡	546,560
125,000		Yum! Brands, Inc., 4.75%, due 01/15/30 144A	118,194
180,000		Yum! Brands, Inc., 7.75%, due 04/01/25†††† 144A	189,450
504,000	EUR	Ziggo BV, 4.25%, due 01/15/27 144A	552,461
1,135,000	EUR	Ziggo BV, Reg S, 2.88%, due 01/15/30‡‡‡	1,144,192

			289,147,063

		Mortgage Backed Securities - Private Issuers — 3.6%
650,000		BANK, Series 2018-BNK14, Class A4, 4.23%, due 09/15/60◆◆	749,400
565,000		BANK, Series 2020-BNK25, Class AS, 2.84%, due 01/15/63	534,669
2,000,000		BBCCRE Trust, Series 2015-GTP, Class F, 4.56%, due 08/10/33◆◆ 144A	1,637,259
530,000		BBCMS Mortgage Trust, Series 2020-C6, Class AS, 2.84%, due 02/15/53	493,432
620,000		BBCMS Trust, Series 2018-CBM, Class D, 3.10% (1 mo. USD LIBOR plus 2.39%), due 07/15/37† 144A	572,945
450,000		BBCMS Trust, Series 2019-C5, Class A4, 3.06%, due 11/15/52	472,648
380,000		Benchmark Mortgage Trust, Series 2020-B16, Class AM, 2.94%, due 02/15/53	376,286
1,000,000		BHMS, Series 2018-MZB, Class MZB, 7.34% (1 mo. USD LIBOR plus 6.64%), due 07/15/20† 144A	786,302
930,000		BX Commercial Mortgage Trust, Series 2019-IMC, Class E, 2.85% (1 mo. USD LIBOR plus 2.15%), due 04/15/34† 144A	815,161

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued
570,000	BX Commercial Mortgage Trust, Series 2020-BXLP, Class G, 3.20% (1 mo. USD LIBOR plus 2.50%), due 12/15/36† 144A	486,042
1,500,000	BX Trust, Series 2018-BILT, Class B, 1.72% (1 mo. USD LIBOR plus 1.02%), due 05/15/30† 144A	1,381,435
640,000	CFCRE Commercial Mortgage Trust, Series 2011-C2, Class D, 5.74%, due 12/15/47◆◆ 144A	621,099
480,000	CGDB Commercial Mortgage Trust, Series 2019-MOB, Class A, 1.65% (1 mo. USD LIBOR plus 0.95%), due 11/15/36† 144A	446,794
320,813	Citigroup Mortgage Loan Trust CMO, Series 2018-A, Class A1, 4.00%, due 01/25/68◆◆ 144A	300,474
1,172,500	CSMC, Series 2019 RIO, 8.74%, due 12/15/22‡‡‡‡	1,113,085
480,000	CSMC, Series 2019-UVIL, Class A, 3.16%, due 12/15/41 144A	447,334
665,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2018-3, Class M, 4.75%, due 08/25/57◆◆ 144A	485,352
440,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-1, Class M, 4.75%, due 07/25/58◆◆ 144A	341,205
880,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2019-4, Class M, 4.50%, due 02/25/59◆◆ 144A	692,366
580,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-1, Class M, 4.25%, due 08/25/59◆◆ 144A	612,816
990,000	FHLMC Seasoned Credit Risk Transfer Trust CMO, Series 2020-DNA1, Class B1, 3.25% (1 mo. USD LIBOR plus 2.30%), due 01/25/50† 144A	386,826
1,082,597	FHLMC Structured Asset Mortgage Investments II Trust CMO, Series 2005-AR2, Class 2A2, 1.51% (1 mo. USD LIBOR plus 0.56%), due 05/25/45†	777,715
2,169,660	FNMA Connecticut Avenue Securities CMO, Series 2014-C04, Class 1M2, 5.85% (1 mo. USD LIBOR plus 4.90%), due 11/25/24† 144A	2,089,891
650,000	FNMA Connecticut Avenue Securities CMO, Series 2016-C06, Class 1M2, 5.20% (1 mo. USD LIBOR plus 4.25%), due 04/25/29† 144A	632,655
1,500,000	FNMA Connecticut Avenue Securities CMO, Series 2017-C03, Class 1B1, 5.80% (1 mo. USD LIBOR plus 4.85%), due 10/25/29† 144A	905,867
960,000	FNMA Connecticut Avenue Securities CMO, Series 2018-C01, Class 1M2, 3.20% (1 mo. USD LIBOR plus 2.25%), due 07/25/30† 144A	841,234
1,920,000	FNMA Connecticut Avenue Securities CMO, Series 2018-C05, Class 1B1, 5.20% (1 mo. USD LIBOR plus 4.25%), due 01/25/31† 144A	979,300
1,580,000	FNMA Connecticut Avenue Securities CMO, Series 2018-C05, Class 1M2, 3.30% (1 mo. USD LIBOR plus 2.35%), due 01/25/31† 144A	1,345,921
642,500	FNMA Connecticut Avenue Securities CMO, Series 2018-C06, Class 1B1, 4.70% (1 mo. USD LIBOR plus 3.75%), due 03/25/31† 144A	324,811
493,771	FNMA Connecticut Avenue Securities CMO, Series 2018-C06, Class 1M2, 2.95% (1 mo. USD LIBOR plus 2.00%), due 03/25/31† 144A	439,780
975,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2019-R05, Class 1M2, 2.95% (1 mo. USD LIBOR plus 2.00%), due 07/25/39† 144A	834,594
860,000	FNMA Connecticut Avenue Securities Trust CMO, Series 2020-R01, Class 1M2, 3.00% (1 mo. USD LIBOR plus 2.05%), due 01/25/40† 144A	523,427
410,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.39%, due 08/10/44◆◆ 144A	397,746
500,000	GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43%, due 08/10/50	529,077
900,000	GS Mortgage Securities Trust, Series 2020-DUNE, Class A, 1.80% (1 mo. USD LIBOR plus 1.10%), due 12/15/36† 144A	752,408

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Mortgage Backed Securities - Private Issuers — continued
1,390,000		JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M, 8.91% (1 mo. USD LIBOR plus 8.21%), due 06/15/35† 144A	1,081,801
840,000		JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class E, 3.30% (1 mo. USD LIBOR plus 2.60%), due 09/15/29† 144A	818,482
1,270,000		JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class F, 4.10% (1 mo. USD LIBOR plus 3.40%), due 09/15/29† 144A	1,006,385
662,443		JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-BOLT, Class C, 4.50% (1 mo. USD LIBOR plus 3.80%), due 07/15/34† 144A	586,918
1,019,109		Motel 6 Trust, Series 2017-MTL6, Class E, 3.95% (1 mo. USD LIBOR plus 3.25%), due 08/15/34† 144A	829,690
500,000		Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 2.20% (1 mo. USD LIBOR plus 1.50%), due 07/15/36† 144A	478,097
820,000		Natixis Commercial Mortgage Securities Trust, Series 2019-TRUE, Class A, 2.62% (1 mo. USD LIBOR plus 2.01%), due 04/18/24† 144A	763,877
800,000		Radnor RE, Ltd. Mortgage Insurance-Linked Notes CMO, Series 2020-1, Class M1C, 2.70% (1 mo. USD LIBOR plus 1.75%), due 02/25/30† 144A	587,122
230,000		Starwood Retail Property Trust, Series 2014-STAR, Class C, 3.45% (1 mo. USD LIBOR plus 2.75%), due 11/15/27† 144A	189,592
900,000		Starwood Retail Property Trust, Series 2014-STAR, Class D, 4.20% (1 mo. USD LIBOR plus 3.50%), due 11/15/27† 144A	669,150
792,335		WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2005-AR1, Class A1B, 1.73% (1 mo. USD LIBOR plus 0.78%), due 01/25/45†	727,146
1,753,469		WaMu Mortgage Pass-Through Certificates Trust CMO, Series 2005-AR6, Class 2A1A, 1.41% (1 mo. USD LIBOR plus 0.46%), due 04/25/45†	1,625,974

			34,491,590

		Mortgage Backed Securities - U.S. Government Agency Obligations — 0.2%
220,000		FNMA, Pool # BL5547, 2.68% , due 01/01/35	239,364
220,000		FNMA, Pool # BL5767, 2.68% , due 02/01/35	239,482
209,836		FNMA, Pool # BM6224, 2.79% , due 01/01/35◆◆	234,024
1,317,843		UMBS, Pool # BM5520, 3.50% , due 02/01/47	1,404,606

			2,117,476

		Sovereign Debt Obligations — 32.7%
860,000		Abu Dhabi Government International Bond, 2.13%, due 09/30/24 144A	850,755
1,110,000		Abu Dhabi Government International Bond, 3.13%, due 09/30/49 144A	1,037,850
2,870,000		Abu Dhabi Government International Bond, 4.13%, due 10/11/47 144A	3,124,431
34,403,128	ARS	Argentina Treasury Bond, 1.00%, due 08/05/21	332,678
535,000		Argentine Republic Government International Bond, 5.88%, due 01/11/28	149,003
300,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.00%, due 03/01/23‡‡‡‡	376,265
2,070,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 4.50%, due 03/01/26	2,656,444
880,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 5.00%, due 03/01/35	1,149,531
755,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos, 6.00%, due 01/01/43	1,130,880
3,544,000	BRL	Brazil Letras do Tesouro Nacional, 4.93%, due 07/01/22‡‡	613,791
11,483,000	BRL	Brazil Letras do Tesouro Nacional, 6.08%, due 07/01/23‡‡	1,840,719
9,393,000	BRL	Brazil Letras do Tesouro Nacional, 4.15%, due 01/01/22‡‡	1,686,188
9,948,000	BRL	Brazil Letras do Tesouro Nacional, 3.63%, due 07/01/21‡‡	1,833,764
2,111,000	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 6.00%, due 08/15/20	1,345,546
400,000	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 6.00%, due 08/15/22	274,671

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
1,355,000	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 6.00%, due 05/15/45	1,048,853
1,408,001	BRL	Brazil Notas do Tesouro Nacional Series B Notes, 6.00%, due 08/15/50	1,110,096
35,191,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/23	7,515,910
15,817,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/25	3,430,470
9,267,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/27	2,020,086
12,656,000	BRL	Brazil Notas do Tesouro Nacional Series F Notes, 10.00%, due 01/01/29	2,778,240
2,310,000		Brazilian Government International Bond, 4.75%, due 01/14/50	2,133,285
26,422,500,000	COP	Colombian TES, 6.00%, due 04/28/28	6,078,159
576,900,000	COP	Colombian TES, 6.25%, due 11/26/25	137,816
24,425,500,000	COP	Colombian TES, 7.00%, due 05/04/22	6,248,465
4,618,000,000	COP	Colombian TES, 7.00%, due 06/30/32	1,114,313
934,900,000	COP	Colombian TES, 7.25%, due 10/18/34	231,139
15,599,800,000	COP	Colombian TES, 7.50%, due 08/26/26	3,936,357
6,520,700,000	COP	Colombian TES, 7.75%, due 09/18/30	1,668,389
9,907,700,000	COP	Colombian TES, 10.00%, due 07/24/24	2,790,283
8,107,000,000	COP	Colombian TES, 11.00%, due 07/24/20	2,040,011
4,960,000	CZK	Czech Republic Government Bond, 0.25%, due 02/10/27	186,330
8,380,000	CZK	Czech Republic Government Bond, 2.00%, due 10/13/33	345,083
16,180,000	CZK	Czech Republic Government Bond, 2.75%, due 07/23/29	710,420
20,730,000	CZK	Czech Republic Government Bond, Reg S, 0.95%, due 05/15/30‡‡‡	798,702
13,880,000	CZK	Czech Republic Government Bond, Reg S, 1.00%, due 06/26/26‡‡‡	553,104
1,430,000		Dominican Republic International Bond, 5.88%, due 01/30/60‡ 144A	1,219,075
23,250,000	DOP	Dominican Republic International Bond, Reg S, 9.75%, due 06/05/26‡‡‡	390,437
14,474,000	EGP	Egypt Government Bond, 16.10%, due 05/07/29	1,037,621
240,000		Egypt Government International Bond, 7.60%, due 03/01/29 144A	215,693
85,067,000	MXN	European Investment Bank, (MTN), 5.50%, due 01/23/23	3,623,223
43,370,000	BRL	European Investment Bank, (MTN), 11.89%, due 08/27/21‡‡	7,975,946
58,980,000	MXN	European Investment Bank, (MTN), Reg S, 4.75%, due 01/19/21‡‡‡	2,477,541
8,150,000	ZAR	European Investment Bank, (MTN), Reg S, 8.50%, due 09/17/24‡‡‡	493,673
1,010,000		Fiji Government International Bond, Reg S, 6.63%, due 10/02/20‡‡‡	1,013,787
1,340,000		Ghana Government International Bond, 7.63%, due 05/16/29 144A	969,552
520,000		Ghana Government International Bond, 7.88%, due 02/11/35 144A	368,680
200,000		Ghana Government International Bond, 8.13%, due 03/26/32 144A	142,741
441,250,000	HUF	Hungary Government Bond, 3.00%, due 08/21/30	1,374,546
156,270,000	HUF	Hungary Government Bond, 2.50%, due 10/24/24	496,331
88,770,000	HUF	Hungary Government Bond, 2.75%, due 12/22/26	284,337
189,800,000	HUF	Hungary Government Bond, 3.00%, due 10/27/27	610,216
392,960,000	HUF	Hungary Government Bond, 5.50%, due 06/24/25	1,421,681
223,440,000	HUF	Hungary Government Bond, 6.75%, due 10/22/28	899,475
430,000		Indonesia Government International Bond, 3.50%, due 01/11/28	426,060
3,770,000		Indonesia Government International Bond, (MTN), Reg S, 5.25%, due 01/17/42‡‡‡	4,328,070
24,782,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	1,339,100
15,805,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	834,632
60,374,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/27	3,530,165
48,277,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 08/15/32	2,738,412
85,807,000,000	IDR	Indonesia Treasury Bond, 7.50%, due 05/15/38	4,787,419
24,702,000,000	IDR	Indonesia Treasury Bond, 8.13%, due 05/15/24	1,562,314
131,733,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/29	8,217,956
4,212,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 06/15/32	253,427

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
22,978,000,000	IDR	Indonesia Treasury Bond, 8.25%, due 05/15/36	1,372,680
4,252,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/24	271,565
8,419,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 09/15/26	532,868
83,323,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/34	5,080,608
41,103,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 04/15/39	2,528,224
43,775,000,000	IDR	Indonesia Treasury Bond, 8.75%, due 05/15/31	2,742,172
28,849,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	1,867,949
9,536,000,000	IDR	Indonesia Treasury Bond, 9.50%, due 07/15/31	628,449
8,707,000,000	IDR	Indonesia Treasury Bond, 10.50%, due 08/15/30	615,098
35,350,000,000	IDR	Inter-American Development Bank, (MTN), 7.88%, due 03/14/23‡‡‡	2,234,788
1,560,000		Kazakhstan Government International Bond, (MTN), Reg S, 5.13%, due 07/21/25‡‡‡	1,685,424
1,180,000		Kuwait International Government Bond, 3.50%, due 03/20/27 144A	1,229,922
2,189,000	MYR	Malaysia Government Bond, 3.42%, due 08/15/22	511,281
3,738,000	MYR	Malaysia Government Bond, 3.48%, due 06/14/24	882,829
2,535,000	MYR	Malaysia Government Bond, 3.50%, due 05/31/27	595,607
27,189,000	MYR	Malaysia Government Bond, 3.62%, due 11/30/21	6,389,549
5,119,000	MYR	Malaysia Government Bond, 3.73%, due 06/15/28	1,206,989
15,977,000	MYR	Malaysia Government Bond, 3.80%, due 08/17/23	3,809,421
3,528,000	MYR	Malaysia Government Bond, 3.84%, due 04/15/33	832,975
6,242,000	MYR	Malaysia Government Bond, 3.88%, due 03/14/25	1,492,331
12,809,000	MYR	Malaysia Government Bond, 3.89%, due 08/15/29	3,089,244
1,047,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	250,402
6,189,000	MYR	Malaysia Government Bond, 3.90%, due 11/16/27	1,477,676
2,259,000	MYR	Malaysia Government Bond, 3.91%, due 07/15/26	541,354
12,995,000	MYR	Malaysia Government Bond, 3.96%, due 09/15/25	3,130,077
2,020,000	MYR	Malaysia Government Bond, 4.06%, due 09/30/24	487,457
989,000	MYR	Malaysia Government Bond, 4.13%, due 04/15/32	237,191
1,511,000	MYR	Malaysia Government Bond, 4.18%, due 07/15/24	365,535
1,910,000	MYR	Malaysia Government Bond, 4.23%, due 06/30/31	462,454
1,289,000	MYR	Malaysia Government Bond, 4.39%, due 04/15/26	316,724
6,404,000	MYR	Malaysia Government Bond, 4.50%, due 04/15/30	1,570,595
807,000	MYR	Malaysia Government Bond, 4.74%, due 03/15/46	199,463
1,866,000	MYR	Malaysia Government Bond, 4.76%, due 04/07/37	470,019
1,860,000	MYR	Malaysia Government Bond, 4.89%, due 06/08/38	480,465
44,232,000	MXN	Mexican Bonos, 5.75%, due 03/05/26	1,783,478
64,672,900	MXN	Mexican Bonos, 6.50%, due 06/10/21	2,760,651
117,522,900	MXN	Mexican Bonos, 7.50%, due 06/03/27	5,096,629
10,143,900	MXN	Mexican Bonos, 7.75%, due 05/29/31	443,790
36,556,700	MXN	Mexican Bonos, 7.75%, due 11/23/34	1,590,517
64,157,400	MXN	Mexican Bonos, 7.75%, due 11/13/42	2,674,842
20,256,800	MXN	Mexican Bonos, 8.00%, due 12/07/23	906,309
119,773,000	MXN	Mexican Bonos, 8.00%, due 11/07/47	5,103,126
96,927,700	MXN	Mexican Bonos, 8.50%, due 05/31/29	4,463,403
78,326,700	MXN	Mexican Bonos, 8.50%, due 11/18/38	3,531,625
60,176,800	MXN	Mexican Bonos, 10.00%, due 12/05/24	2,901,071
58,811,300	MXN	Mexican Bonos, 10.00%, due 11/20/36	3,050,689
18,191,188	MXN	Mexican Udibonos, 4.50%, due 11/22/35	849,609
2,030,000		Mexico Government International Bond, 3.60%, due 01/30/25	2,070,478
760,000		Oman Government International Bond, 6.00%, due 08/01/29 144A	548,595

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
300,000		Panama Government International Bond, 4.50%, due 04/01/56††††	327,750
6,518,000	PEN	Peruvian Government International Bond, Reg S (GDN), 6.35%, due 08/12/28‡‡‡	2,109,624
8,576,000	PEN	Peruvian Government International Bond, Reg S (GDN), 6.95%, due 08/12/31‡‡‡	2,864,767
4,423,000	PEN	Peruvian Government International Bond, Reg S (GDN), 8.20%, due 08/12/26‡‡‡	1,607,481
58,000,000	PHP	Philippine Government International Bond, 3.90%, due 11/26/22	1,139,271
9,000,000	PHP	Philippine Government International Bond, 4.95%, due 01/15/21	175,637
95,000,000	PHP	Philippine Government International Bond, 6.25%, due 01/14/36	2,337,723
1,710,000		Provincia de Buenos Aires/Argentina, 6.50%, due 02/15/23 144A	457,425
150,000		Provincia de Buenos Aires/Argentina, 7.88%, due 06/15/27 144A	40,125
180,000		Provincia de Buenos Aires/Argentina, 9.13%, due 03/16/24 144A	48,600
300,000		Provincia de Buenos Aires/Argentina, 9.95%, due 06/09/21 144A	93,000
180,000		Provincia de Buenos Aires/Argentina, Reg S, 9.95%, due 06/09/21‡‡‡	55,800
170,017		Provincia de Buenos Aires/Argentina, Reg S, 10.88%, due 01/26/21‡‡‡	54,405
650,000		Provincia de Cordoba, 7.13%, due 06/10/21 144A	428,194
480,000		Qatar Government International Bond, 4.00%, due 03/14/29 144A	515,323
1,070,000		Qatar Government International Bond, 4.82%, due 03/14/49 144A	1,265,444
1,580,000		Qatar Government International Bond, 5.10%, due 04/23/48 144A	1,923,682
8,749,000	PLN	Republic of Poland Government Bond, 1.75%, due 07/25/21	2,135,780
3,015,000	PLN	Republic of Poland Government Bond, 2.00%, due 04/25/21	735,294
11,176,000	PLN	Republic of Poland Government Bond, 2.50%, due 07/25/26	2,858,626
2,313,000	PLN	Republic of Poland Government Bond, 2.50%, due 07/25/27	592,563
1,075,965	PLN	Republic of Poland Government Bond, 2.75%, due 08/25/23	288,773
9,800,000	PLN	Republic of Poland Government Bond, 2.75%, due 04/25/28	2,539,456
18,744,000	PLN	Republic of Poland Government Bond, 2.75%, due 10/25/29	4,948,082
1,551,000	PLN	Republic of Poland Government Bond, 3.25%, due 07/25/25	411,228
3,245,000	RON	Romania Government Bond, 3.25%, due 04/29/24	718,052
1,990,000	RON	Romania Government Bond, 3.65%, due 09/24/31	383,745
1,895,000	RON	Romania Government Bond, 4.25%, due 06/28/23	435,406
2,705,000	RON	Romania Government Bond, 5.00%, due 02/12/29	621,564
2,340,000	RON	Romania Government Bond, 5.80%, due 07/26/27	578,741
416,263,000	RUB	Russian Federal Bond - OFZ, 6.90%, due 05/23/29	5,434,121
78,879,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 08/16/23	1,027,548
646,843,000	RUB	Russian Federal Bond - OFZ, 7.05%, due 01/19/28	8,508,769
210,575,000	RUB	Russian Federal Bond - OFZ, 7.10%, due 10/16/24	2,757,718
199,591,000	RUB	Russian Federal Bond - OFZ, 7.25%, due 05/10/34	2,670,925
90,051,000	RUB	Russian Federal Bond - OFZ, 7.40%, due 12/07/22	1,185,077
202,946,000	RUB	Russian Federal Bond - OFZ, 7.50%, due 08/18/21	2,650,145
146,387,000	RUB	Russian Federal Bond - OFZ, 7.70%, due 03/23/33	2,031,221
177,677,000	RUB	Russian Federal Bond - OFZ, 7.75%, due 09/16/26	2,419,138
55,701,000	RUB	Russian Federal Bond - OFZ, 7.95%, due 10/07/26	765,889
224,560,000	RUB	Russian Federal Bond - OFZ, 8.15%, due 02/03/27	3,133,932
149,130,000	RUB	Russian Federal Bond - OFZ, 8.50%, due 09/17/31	2,184,374
2,195,000		Saudi Government International Bond, 3.75%, due 01/21/55 144A	2,030,946
56,591,000	ZAR	South Africa Government Bond, 6.25%, due 03/31/36	1,930,780
29,921,175	ZAR	South Africa Government Bond, 6.50%, due 02/28/41	997,987
50,812,601	ZAR	South Africa Government Bond, 7.00%, due 02/28/31	2,105,053
7,832,000	ZAR	South Africa Government Bond, 7.75%, due 02/28/23	446,700
37,164,870	ZAR	South Africa Government Bond, 8.00%, due 01/31/30	1,708,523
20,343,158	ZAR	South Africa Government Bond, 8.25%, due 03/31/32	906,387

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Par Value(a)		Description	Value ($)

		Sovereign Debt Obligations — continued
41,708,390	ZAR	South Africa Government Bond, 8.50%, due 01/31/37	1,768,615
61,298,918	ZAR	South Africa Government Bond, 8.75%, due 01/31/44	2,599,357
89,133,228	ZAR	South Africa Government Bond, 8.75%, due 02/28/48	3,748,236
42,202,854	ZAR	South Africa Government Bond, 8.88%, due 02/28/35	1,906,347
9,050,463	ZAR	South Africa Government Bond, 9.00%, due 01/31/40	398,942
171,280,479	ZAR	South Africa Government Bond, 10.50%, due 12/21/26	9,794,155
490,000		State Of Israel, 2.75%, due 07/03/30††††	490,000
1,470,000		State Of Israel, 3.88%, due 07/03/50††††	1,470,000
57,761,000	THB	Thailand Government Bond, 2.13%, due 12/17/26	1,859,991
40,155,000	THB	Thailand Government Bond, 2.88%, due 12/17/28	1,365,915
915,952	TRY	Turkey Government Bond, 7.10%, due 03/08/23	121,891
1,865,560	TRY	Turkey Government Bond, 8.00%, due 03/12/25	234,106
1,690,208	TRY	Turkey Government Bond, 8.80%, due 09/27/23	229,416
4,554,073	TRY	Turkey Government Bond, 9.00%, due 07/24/24	607,417
3,606,972	TRY	Turkey Government Bond, 10.50%, due 08/11/27	486,567
1,770,315	TRY	Turkey Government Bond, 10.60%, due 02/11/26	243,107
2,792,885	TRY	Turkey Government Bond, 11.00%, due 02/24/27	386,497
1,908,000	TRY	Turkey Government Bond, 12.40%, due 03/08/28	279,964
826,000		Turkey Government International Bond, 7.63%, due 04/26/29	790,110
3,765,000		Ukraine Government International Bond, Reg S, 1.72%, due 05/31/40◆◆‡‡ ‡‡‡	2,788,359
69,711,000	UYU	Uruguay Government International Bond, Reg S, 8.50%, due 03/15/28‡‡‡	1,305,397

			316,135,517

		U.S. Government and Agency Obligations — 8.9%
170,000		U.S. Treasury Bond, 2.25%, due 08/15/49‡	207,154
1,100,000		U.S. Treasury Bond, 2.38%, due 11/15/49‡	1,371,348
700,000		U.S. Treasury Bond, 3.13%, due 05/15/48*** ******	991,949
150,000		U.S. Treasury Bond, 3.38%, due 11/15/48******	222,604
2,814,980		U.S. Treasury Inflation Indexed Bonds, 0.13%, due 10/15/24	2,849,611
15,137,378		U.S. Treasury Inflation Indexed Bonds, 0.25%, due 01/15/25	15,275,101
6,486,983		U.S. Treasury Inflation Indexed Bonds, 0.38%, due 07/15/25	6,617,413
1,457,621		U.S. Treasury Inflation Indexed Bonds, 1.00%, due 02/15/49****** ‡	1,812,091
6,800,000		U.S. Treasury Note, 1.38%, due 04/30/20	6,807,067
3,121,300		U.S. Treasury Note, 1.38%, due 04/30/21******	3,163,243
6,500,000		U.S. Treasury Note, 1.38%, due 06/30/23	6,724,961
6,690,000		U.S. Treasury Note, 1.50%, due 02/15/30‡	7,204,686
10,000		U.S. Treasury Note, 1.75%, due 11/15/29	10,988
1,532,200		U.S. Treasury Note, 2.25%, due 03/31/21	1,564,879
14,270,000		U.S. Treasury Note, 2.38%, due 03/15/21	14,583,550
3,102,800		U.S. Treasury Note, 2.38%, due 04/15/21******	3,174,976
13,020,000		U.S. Treasury Note, 2.50%, due 05/31/20‡	13,071,632

			85,653,253

		TOTAL DEBT OBLIGATIONS (COST $938,330,823)	843,181,962

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	COMMON STOCKS — 0.1%

	Consumer, Cyclical — 0.0%
7,396,155	Edcon Holdings, Ltd. 1* **** ^	—
736,020	Edcon Holdings, Ltd. 2* **** ^	—

	TOTAL CONSUMER, CYCLICAL	—

	Energy — 0.0%
10	Amplify Energy Corp.	6
14,783	Nine Point Energy Holdings, LLC* ****	—

	TOTAL ENERGY	6

	Utilities — 0.1%
8,511	Birch Permian Holdings, Inc.* ****	76,599
66,347	Birch Permian Holdings, Inc.* ****	597,123

	TOTAL UTILITIES	673,722

	TOTAL COMMON STOCKS (COST $1,610,355)	673,728

	CONVERTIBLE PREFERRED STOCKS — 0.3%

	Energy — 0.0%
322	Nine Point Energy Holdings, Inc., 0.00%* ****	37,832

	Industrial — 0.0%
4,300	GFL Environmental, Inc., 6.00%	196,897

	Technology — 0.2%
1,941	Broadcom, Inc., 8.00%	1,813,593

	Utilities — 0.1%
3,550	NextEra Energy, Inc., 5.28%	156,519
14,933	Southern Co. (The), 6.75%	663,025

	TOTAL UTILITIES	819,544

	TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,415,406)	2,867,866

	PREFERRED STOCKS — 0.0%

	Financial — 0.0%
6,375	B. Riley Financial, Inc., 6.50%‡	117,045
2,450	B. Riley Financial, Inc., 6.88%‡	49,686

	TOTAL FINANCIAL	166,731

	TOTAL PREFERRED STOCKS (COST $220,625)	166,731

	WARRANT — 0.0%

	Energy — 0.0%
77	Amplify Energy Corp.*	—

	TOTAL WARRANT (COST $—)	—

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Notional Value			Description	Value ($)

			OPTIONS PURCHASED — 0.1%

			PURCHASED CURRENCY OPTIONS — 0.0%

			Call Options — 0.0%
3,270,000	USD		USD/CAD Option with Goldman Sachs & Co., Strike Price CAD 1.38, Expires 06/09/20	110,931
3,030,000	USD		USD/EUR Option with Citigroup Global Markets, Inc., Strike Price EUR 1.08, Expires 04/24/20	16,041
2,400,000	USD		USD/EUR Option with JPMorgan Chase Bank N.A., Strike Price EUR 1.13, Expires 06/05/20	69,790
6,490,000	USD		USD/EUR Option with BNP Paribas S.A., Strike Price EUR 1.12, Expires 04/08/20	114,685

			Put Options — 0.0%
2,930,000	USD		USD/BRL Option with Morgan Stanley & Co., Strike Price BRL 4.28, Expires 04/01/20	3
6,660,000	USD		USD/JPY Option with Goldman Sachs & Co., Strike Price JPY 104.80, Expires 06/03/20	75,797
2,380,000	USD		USD/MXN Option with Morgan Stanley & Co., Strike Price MXN 18.95, Expires 05/21/20	1,261
2,020,000	USD		USD/RUB Option with Goldman Sachs & Co., Strike Price RUB 62.86, Expires 04/24/20	162
2,380,000	USD		USD/RUB Option with Citigroup Global Markets, Inc., Strike Price RUB 63.96, Expires 05/26/20	859

			TOTAL CURRENCY OPTIONS PURCHASED (PREMIUMS PAID $391,553)	389,529

Number of Contracts		Notional Value ($)	Description	Value ($)

			PURCHASED FUTURES OPTIONS — 0.1%

			Put Options — 0.1%
4		513,950	S&P 500 E-mini Futures with UBS Securities LLC, Strike Price $2,800.00, Expires 04/17/20	48,650
72		9,251,100	S&P 500 E-mini Futures with UBS Securities LLC, Strike Price $2,000.00, Expires 04/17/20	43,200
67		8,608,663	S&P 500 E-mini Futures with UBS Securities LLC, Strike Price $2,200.00, Expires 05/15/20	204,350
42		5,396,475	S&P 500 E-mini Futures with UBS Securities LLC, Strike Price $2,500.00, Expires 06/19/20	350,700

			TOTAL FUTURES OPTIONS PURCHASED (PREMIUMS PAID $1,212,437)	646,900

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Notional Value		Description	Value ($)

		PURCHASED SWAPTION — 0.0%

		Put Swaption — 0.0%
3,332,000	USD	CDX.NA.HY Index Option with Goldman Sachs & Co., Strike Price $90.00, Expires 05/20/20	87,386

		TOTAL PURCHASED SWAPTION (PREMIUMS PAID $111,622)	87,386

		TOTAL OPTIONS PURCHASED (PREMIUMS PAID $1,715,612)	1,123,815

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.8%

		Certificate of Deposit — 0.1%
1,000,000		Syngenta Wilmington, Inc., 0.01%, due 05/27/20	995,104

		Mutual Fund - Securities Lending Collateral — 1.9%
18,037,151		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.32% ## **	18,037,151

		Sovereign Debt Obligations — 0.8%
99,725,000	EGP	Egypt Treasury Bills, 11.50%, due 07/14/20‡‡	6,132,918
33,275,000	EGP	Egypt Treasury Bills, 8.73%, due 06/16/20‡‡	2,075,805

		TOTAL SOVEREIGN DEBT OBLIGATIONS	8,208,723

		TOTAL SHORT-TERM INVESTMENTS (COST $27,093,146)	27,240,978

		TOTAL INVESTMENTS — 90.6% (COST $972,385,967)	875,255,080

		Other Assets and Liabilities (net)(b) — 9.4%	91,042,941

		NET ASSETS — 100.0%	$966,298,021

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Notes to Schedule of Investments:

ARS — Auction Rate Security

CDI — Brazil Interbank Deposit Rate

CDX.NA.HY — Markit North America High Yield CDS Index

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

CMT — Constant Maturity Treasury Index

CNRR — China Fixing Repo Rates

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GDN — Global Depository Note

GMTN — Global Medium Term Note

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

OTC — Over-The-Counter

PIK — Payment In Kind

REIT — Real Estate Investment Trust

SOFR — Secured Overnight Financing Rate

TBD — To Be Determined

TIIE — Mexican Interbank Equilibrium Interest Rate

UMBS — Uniform Mortgage-Backed Securities are single-class securities backed by fixed-rate mortgage loans purchased by either FHLMC or FNMA

#	Year of maturity is greater than 2100.

##	The rate disclosed is the 7-day net yield as of March 31, 2020.

###	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

*	Non-income producing security.

**	Represents an investment of securities lending cash collateral.

***	All or a portion of this security is pledged for open futures collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $949,054 which represents 0.1% of net assets. The aggregate tax cost of these securities held at March 31, 2020 was $2,198,422.

******	All or a portion of this security is pledged for forward foreign currency contracts, OTC swaps, and/or OTC options collateral.

^	Level 3 - significant unobservable inputs were used in determining the value of this portfolio security.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

◆◆	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

†	Variable or floating rate note. Rate shown is as of March 31, 2020.

††	Step bond that pays an initial coupon rate for the first period and then a lower/higher coupon rate for the following periods. Rate shown is current coupon rate.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

‡‡‡‡	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $3,988,861, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.

(a)	Unless otherwise indicated, all par values are denominated in United States dollars ($).

(b)	As of March 31, 2020, the value of unfunded loan commitments was $42,227 for the Fund. See Notes to Schedule of Investments.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $210,453,792 which represents 21.8% of net assets.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

At March 31, 2020, the Fund held the following restricted securities:

Restricted Securities	Acquistion Date	Principal Amount		Cost	Value
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/02/47	11/20/19	USD	335,000	$382,801	$333,757
Altice France Holding SA, 4.00%, due 02/15/28	01/23/20	EUR	260,000	287,183	237,500
Bonos de la Tesoreria de la Republica en pesos, 4.00%, due 03/01/23	05/17/19	CLP	300,000,000	437,174	376,265
CSMC, Series 2019 RIO, 8.74%, due 12/15/22	12/16/19	USD	1,172,500	1,172,500	1,113,085
Credit Agricole SA, 6.50% (5 year EUR swap plus 5.12%), due 04/29/49	01/09/19	EUR	300,000	359,896	315,061
Fox Corp., 4.71%, due 01/25/29	01/15/19	USD	130,000	130,700	142,773
Fox Corp., 5.48%, due 01/25/39	01/17/19	USD	210,000	255,865	244,089
Magnolia Financial X DAC, Series 2020-1, 1.00%, due 08/13/24	02/02/20	USD	1,000,000	1,000,000	1,000,000
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.75%, due 04/15/23	01/18/19	USD	300,000	259,921	73,500
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.75%, due 04/15/23	09/28/18	USD	585,000	574,530	152,831

					$3,988,861

Forward Foreign Currency Contracts

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
AUD	623,314	USD	428,223	04/14/20	Barclays Bank Plc	$(46,699)
AUD	2,370,000	USD	1,483,801	04/17/20	Citibank N.A.	(33,119)
AUD	1,290,000	USD	834,234	04/17/20	Morgan Stanley Capital Services, Inc.	(44,622)
BRL	16,248,750	USD	3,904,644	04/17/20	Citibank N.A.	(775,246)
BRL	17,181,370	USD	3,528,308	04/22/20	Citibank N.A.	(220,485)
BRL	1,278,000	USD	302,951	04/17/20	Goldman Sachs & Co.	(56,817)
BRL	1,017,370	USD	199,004	04/22/20	Goldman Sachs International	(3,136)
BRL	6,409,900	USD	1,372,864	04/16/20	JPMorgan Chase Bank N.A.	(138,272)
BRL	12,942,800	USD	2,619,180	04/22/20	JPMorgan Chase Bank N.A.	(127,382)
BRL	3,914,900	USD	802,509	04/22/20	Morgan Stanley and Co. International Plc	(48,797)
BRL	20,615,000	USD	4,583,148	04/02/20	Morgan Stanley Capital Services, Inc.	(608,483)
BRL	6,713,802	USD	1,322,604	04/03/20	Morgan Stanley Capital Services, Inc.	(28,249)
BRL	8,155,000	USD	1,918,430	05/04/20	Morgan Stanley Capital Services, Inc.	(349,753)
BRL	1,067,050	USD	214,036	04/22/20	Natwest Markets Plc	(8,604)
CAD	1,370,000	USD	1,030,728	04/17/20	BNP Paribas S.A.	(68,072)
CAD	2,122,158	USD	1,634,756	04/17/20	Citibank N.A.	(143,581)
CAD	474,270	USD	361,309	04/23/20	Citibank N.A.	(28,034)
CAD	662,082	USD	510,000	04/06/20	Goldman Sachs & Co.	(44,824)
CAD	2,958,260	USD	2,180,000	06/10/20	Goldman Sachs & Co.	(100,398)
CLP	315,607,490	USD	370,431	04/22/20	Barclays Bank Plc	64
CLP	291,703,410	USD	346,236	04/22/20	Citibank N.A.	(3,802)
CLP	305,123,160	USD	360,666	04/22/20	HSBC Bank Plc	(2,478)
CLP	1,027,529,400	USD	1,266,678	04/14/20	JPMorgan Chase Bank N.A.	(60,765)
CLP	4,054,057,100	USD	4,837,225	04/21/20	JPMorgan Chase Bank N.A.	(78,280)
CNH	13,183,190	USD	1,867,261	04/22/20	Bank of America, N.A.	(7,372)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
CNH	33,080,000	USD	4,715,750	04/22/20	Goldman Sachs International	$(48,813)
CNH	4,616,390	USD	648,852	04/22/20	HSBC Bank Plc	2,430
CNH	996,430	USD	139,994	04/22/20	Natwest Markets Plc	582
COP	1,227,988,480	USD	308,540	04/22/20	Barclays Bank Plc	(6,459)
COP	2,567,751,370	USD	621,732	04/22/20	Goldman Sachs International	9,925
COP	4,185,477,000	USD	1,027,111	04/14/20	JPMorgan Chase Bank N.A.	3,148
COP	1,820,956,580	USD	448,291	04/22/20	JPMorgan Chase Bank N.A.	(342)
CZK	8,946,046	USD	355,986	04/22/20	Bank of America, N.A.	2,352
CZK	122,908,310	USD	5,431,535	04/22/20	Citibank N.A.	(508,388)
CZK	4,852,860	USD	198,328	04/22/20	Deutsche Bank AG	(3,944)
CZK	19,135,644	USD	750,858	04/22/20	JPMorgan Chase Bank N.A.	15,629
CZK	49,907,000	USD	2,233,775	06/17/20	JPMorgan Chase Bank N.A.	(232,577)
EUR	4,204,540	USD	4,685,613	04/22/20	Bank of America, N.A.	(68,806)
EUR	1,360,000	USD	1,544,211	04/14/20	BNP Paribas S.A.	(51,355)
EUR	1,899,083	USD	2,066,063	04/17/20	BNP Paribas S.A.	18,797
EUR	4,039,932	USD	4,459,369	04/17/20	Citibank N.A.	(24,230)
EUR	1,433,000	USD	1,589,340	04/28/20	Citibank N.A.	(15,438)
EUR	2,766,087	USD	3,091,545	04/22/20	Goldman Sachs International	(54,235)
EUR	545,853	USD	609,980	04/22/20	JPMorgan Chase Bank N.A.	(10,604)
EUR	577,300	USD	643,187	05/04/20	JPMorgan Chase Bank N.A.	(8,965)
EUR	1,635,000	USD	1,848,776	04/22/20	State Street Bank London	(53,459)
EUR	83,640	USD	95,365	04/22/20	Toronto Dominion Bank	(3,524)
GBP	919,590	USD	1,202,971	04/17/20	Citibank N.A.	(62,409)
GBP	436,740	USD	577,283	05/04/20	Morgan Stanley Capital Services, Inc.	(35,380)
HUF	306,297,560	USD	1,001,361	04/22/20	Bank of America, N.A.	(69,150)
HUF	85,072,330	USD	275,643	04/22/20	Goldman Sachs International	(16,727)
HUF	243,908,640	USD	754,153	04/22/20	HSBC Bank Plc	(11,821)
HUF	128,864,190	USD	395,134	04/22/20	JPMorgan Chase Bank N.A.	(2,938)
HUF	88,096,000	USD	284,861	06/17/20	JPMorgan Chase Bank N.A.	(16,373)
HUF	988,746,418	USD	3,349,540	04/22/20	Morgan Stanley and Co. International Plc	(340,308)
IDR	2,109,670,400	USD	128,914	04/22/20	Bank of America, N.A.	201
IDR	2,100,000,000	USD	139,535	04/22/20	Citibank N.A.	(11,012)
IDR	64,900,000,000	USD	4,535,290	04/06/20	Deutsche Bank AG	(557,530)
IDR	16,019,337,650	USD	1,013,026	04/22/20	Deutsche Bank AG	(32,621)
IDR	1,429,040,000	USD	93,708	04/22/20	Goldman Sachs International	(6,248)
IDR	53,261,452,182	USD	3,580,212	04/22/20	HSBC Bank Plc	(320,538)
IDR	5,207,800,000	USD	343,432	04/16/20	JPMorgan Chase Bank N.A.	(24,532)
IDR	23,420,071,000	USD	1,489,520	04/23/20	JPMorgan Chase Bank N.A.	(56,310)
IDR	5,856,220,120	USD	393,828	04/22/20	Morgan Stanley and Co. International Plc	(35,419)
IDR	173,262,280,000	USD	10,675,433	04/27/20	Morgan Stanley Capital Services, Inc.	(76,407)
IDR	28,000,000,000	USD	2,031,955	05/04/20	Morgan Stanley Capital Services, Inc.	(320,202)
IDR	9,262,249,286	USD	649,071	06/05/20	Morgan Stanley Capital Services, Inc.	(84,390)
INR	31,371,880	USD	398,981	06/19/20	HSBC Bank Plc	12,156
INR	29,872,670	USD	386,151	06/19/20	JPMorgan Chase Bank N.A.	5,338
INR	116,291,060	USD	1,550,788	04/22/20	Morgan Stanley and Co. International Plc	(16,905)
JPY	252,430,580	USD	2,366,657	04/22/20	Bank of America, N.A.	(26,363)
JPY	63,080,000	USD	579,386	04/17/20	Barclays Bank Plc	5,286
JPY	500,710,000	USD	4,738,726	04/17/20	Citibank N.A.	(97,774)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
JPY	77,378,947	USD	713,986	04/22/20	Deutsche Bank AG	$3,397
JPY	214,080,403	USD	1,962,722	04/17/20	Goldman Sachs & Co.	21,534
JPY	1,750,242,763	USD	16,262,859	04/22/20	Goldman Sachs International	(36,286)
JPY	34,490,000	USD	314,936	04/17/20	JPMorgan Chase Bank N.A.	4,743
JPY	360,967,290	USD	3,299,502	04/22/20	Morgan Stanley and Co. International Plc	47,041
JPY	283,569,370	USD	2,691,719	04/22/20	UBS AG	(62,736)
KRW	2,768,808,350	USD	2,336,212	04/14/20	JPMorgan Chase Bank N.A.	(60,934)
KRW	8,270,068,650	USD	6,918,585	04/16/20	JPMorgan Chase Bank N.A.	(122,202)
KRW	1,336,710,000	USD	1,125,792	04/17/20	JPMorgan Chase Bank N.A.	(27,242)
KZT	118,425,370	USD	307,598	04/16/20	Barclays Bank Plc	(44,755)
KZT	164,803,640	USD	427,617	05/04/20	Citibank N.A.	(63,738)
KZT	212,967,080	USD	507,064	04/16/20	Goldman Sachs International	(34,387)
MXN	15,933,614	USD	662,023	04/22/20	Bank of America, N.A.	15,169
MXN	4,833,980	USD	228,037	04/22/20	Barclays Bank Plc	(22,588)
MXN	84,446,012	USD	3,888,620	04/17/20	Citibank N.A.	(296,990)
MXN	29,835,044	USD	1,364,374	04/22/20	Citibank N.A.	(96,360)
MXN	32,047,740	USD	1,336,353	04/22/20	Deutsche Bank AG	25,704
MXN	20,060,000	USD	1,050,823	04/17/20	Goldman Sachs & Co.	(197,638)
MXN	91,060,000	USD	3,680,530	04/13/20	Goldman Sachs International	194,652
MXN	30,018,676	USD	1,385,598	04/22/20	Goldman Sachs International	(109,778)
MXN	74,930,000	USD	3,190,615	04/27/20	Goldman Sachs International	(8,331)
MXN	9,452,450	USD	446,712	04/22/20	HSBC Bank Plc	(44,975)
MXN	10,803,536	USD	509,661	04/22/20	JPMorgan Chase Bank N.A.	(50,502)
MXN	105,139,600	USD	4,451,244	05/11/20	JPMorgan Chase Bank N.A.	4,530
MXN	3,796,541	USD	156,775	04/22/20	Morgan Stanley and Co. International Plc	4,581
MXN	9,484,166	USD	392,569	04/22/20	State Street Bank London	10,516
MXN	7,598,501	USD	313,550	04/22/20	Toronto Dominion Bank	9,392
MXN	7,773,400	USD	342,470	04/22/20	UBS AG	(12,094)
PEN	2,521,670	USD	709,630	04/22/20	Goldman Sachs International	23,163
PEN	112,000	USD	32,428	04/14/20	JPMorgan Chase Bank N.A.	128
PEN	256,000	USD	74,365	04/16/20	JPMorgan Chase Bank N.A.	43
PEN	256,000	USD	73,494	04/17/20	JPMorgan Chase Bank N.A.	912
PHP	2,438,380	USD	48,166	04/22/20	HSBC Bank Plc	(289)
PHP	18,780,000	USD	370,385	04/14/20	JPMorgan Chase Bank N.A.	(1,387)
PLN	6,849,020	USD	1,624,074	04/22/20	Bank of America, N.A.	24,599
PLN	9,842,860	USD	2,593,806	04/22/20	Barclays Bank Plc	(224,467)
PLN	1,784,390	USD	446,862	04/22/20	HSBC Bank Plc	(17,330)
PLN	730,910	USD	173,895	04/22/20	JPMorgan Chase Bank N.A.	2,047
PLN	27,909,000	USD	7,347,818	06/17/20	JPMorgan Chase Bank N.A.	(630,779)
PLN	1,488,550	USD	386,148	04/22/20	Natwest Markets Plc	(27,830)
RON	610,570	USD	141,033	04/22/20	JPMorgan Chase Bank N.A.	(2,633)
RON	22,423,000	USD	5,278,485	06/17/20	JPMorgan Chase Bank N.A.	(214,350)
RUB	25,778,780	USD	355,982	04/22/20	Barclays Bank Plc	(27,092)
RUB	76,004,064	USD	1,187,476	04/17/20	Citibank N.A.	(217,020)
RUB	11,830,000	USD	160,712	04/22/20	Citibank N.A.	(9,783)
RUB	95,790,000	USD	1,506,271	04/17/20	Goldman Sachs & Co.	(283,179)
RUB	223,530,390	USD	3,064,639	04/22/20	Goldman Sachs International	(212,800)
RUB	55,405,240	USD	700,889	04/23/20	HSBC Bank Plc	5,867

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
RUB	250,884,000	USD	3,274,344	04/16/20	JPMorgan Chase Bank N.A.	$(70,424)
RUB	69,790,000	USD	887,141	04/17/20	JPMorgan Chase Bank N.A.	3,971
RUB	101,717,680	USD	1,273,062	04/23/20	JPMorgan Chase Bank N.A.	24,460
RUB	50,433,630	USD	668,704	04/22/20	Morgan Stanley and Co. International Plc	(25,263)
RUB	308,430,000	USD	3,853,930	04/13/20	Morgan Stanley Capital Services, Inc.	86,791
RUB	115,665,000	USD	1,818,839	05/06/20	Morgan Stanley Capital Services, Inc.	(346,489)
THB	59,298,670	USD	1,821,368	04/22/20	Goldman Sachs International	(14,389)
THB	43,493,460	USD	1,333,234	04/22/20	HSBC Bank Plc	(7,880)
THB	12,353,000	USD	379,567	04/22/20	JPMorgan Chase Bank N.A.	(3,140)
THB	204,627,400	USD	6,281,731	04/24/20	JPMorgan Chase Bank N.A.	(46,149)
THB	410,530,260	USD	13,044,094	04/22/20	Morgan Stanley and Co. International Plc	(534,210)
TRY	11,822,640	USD	1,833,694	06/19/20	Bank of America, N.A.	(79,929)
TRY	2,530,360	USD	397,855	06/19/20	Barclays Bank Plc	(22,503)
TRY	12,365,000	USD	2,026,510	05/04/20	BNP Paribas S.A.	(168,910)
TRY	18,961,200	USD	2,971,876	06/19/20	Citibank N.A.	(159,182)
TRY	11,421,380	USD	1,774,475	06/19/20	Goldman Sachs International	(80,234)
TRY	32,409,530	USD	5,076,634	06/19/20	HSBC Bank Plc	(269,022)
TRY	26,014,000	USD	4,180,869	04/17/20	JPMorgan Chase Bank N.A.	(251,915)
TRY	9,556,980	USD	1,494,430	06/19/20	JPMorgan Chase Bank N.A.	(76,753)
TRY	12,784,178	USD	2,053,686	06/19/20	Morgan Stanley and Co. International Plc	(157,288)
TRY	4,011,380	USD	659,328	06/19/20	Natwest Markets Plc	(64,283)
TRY	2,329,132	USD	350,187	06/19/20	UBS AG	(4,685)
ZAR	6,238,730	USD	355,348	04/22/20	Bank of America, N.A.	(7,085)
ZAR	14,460,000	USD	970,558	05/04/20	Bank of America, N.A.	(164,812)
ZAR	20,174,754	USD	1,193,183	04/22/20	Barclays Bank Plc	(66,975)
ZAR	30,191,100	USD	1,831,961	04/22/20	Citibank N.A.	(146,614)
ZAR	13,137,350	USD	813,407	04/22/20	Deutsche Bank AG	(80,045)
ZAR	5,670,840	USD	340,693	04/22/20	HSBC Bank Plc	(24,132)
ZAR	17,919,736	USD	1,063,729	04/22/20	JPMorgan Chase Bank N.A.	(63,402)
ZAR	35,574,000	USD	2,004,856	05/19/20	JPMorgan Chase Bank N.A.	(26,277)
ZAR	2,930,000	USD	169,116	04/22/20	Morgan Stanley and Co. International Plc	(5,556)
ZAR	15,808,160	USD	912,611	04/22/20	UBS AG	(30,157)
USD	285,126	AUD	410,000	04/17/20	Citibank N.A.	34,164
USD	429,152	AUD	623,314	04/14/20	JPMorgan Chase Bank N.A.	47,627
USD	2,935,575	AUD	4,285,322	04/17/20	JPMorgan Chase Bank N.A.	312,520
USD	482,414	BRL	2,464,170	04/22/20	Bank of America, N.A.	8,002
USD	3,134,744	BRL	15,695,140	04/22/20	Citibank N.A.	113,055
USD	1,195,936	BRL	5,608,580	04/22/20	Deutsche Bank AG	116,150
USD	528,866	BRL	2,478,000	04/22/20	HSBC Bank Plc	51,792
USD	2,213,776	BRL	9,992,100	04/14/20	JPMorgan Chase Bank N.A.	288,950
USD	1,405,160	BRL	6,536,100	04/16/20	JPMorgan Chase Bank N.A.	146,261
USD	1,622,722	BRL	8,226,400	04/22/20	JPMorgan Chase Bank N.A.	38,944
USD	4,582,639	BRL	20,615,000	04/02/20	Morgan Stanley Capital Services, Inc.	607,973
USD	1,570,480	BRL	6,713,802	04/03/20	Morgan Stanley Capital Services, Inc.	276,125
USD	1,321,511	BRL	6,713,802	04/17/20	Morgan Stanley Capital Services, Inc.	28,478
USD	1,896,953	BRL	8,155,000	05/04/20	Morgan Stanley Capital Services, Inc.	328,276
USD	510,000	CAD	661,656	04/06/20	Barclays Bank Plc	45,123
USD	361,101	CAD	474,270	04/23/20	BNP Paribas S.A.	27,827

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	305	CAD	426	04/06/20	Citibank N.A.	$5
USD	2,181,229	CAD	2,958,260	06/10/20	Citibank N.A.	101,627
USD	469,982	CAD	621,999	04/17/20	JPMorgan Chase Bank N.A.	32,922
USD	715,564	CLP	596,899,040	04/22/20	Barclays Bank Plc	14,857
USD	1,187,765	CLP	1,016,749,840	04/22/20	Citibank N.A.	(5,809)
USD	640,968	CLP	544,927,550	04/22/20	Credit Suisse International	1,272
USD	781,707	CLP	663,091,090	04/22/20	JPMorgan Chase Bank N.A.	3,297
USD	498,936	COP	1,917,410,410	04/22/20	Bank of America, N.A.	27,260
USD	360,132	COP	1,483,745,670	04/22/20	Barclays Bank Plc	(4,863)
USD	4,912,090	COP	17,966,711,100	04/14/20	JPMorgan Chase Bank N.A.	489,568
USD	1,766,323	COP	6,810,007,395	04/22/20	JPMorgan Chase Bank N.A.	91,087
USD	336,598	COP	1,404,286,910	04/22/20	Morgan Stanley and Co. International Plc	(8,851)
USD	352,757	CZK	8,197,361	04/22/20	Deutsche Bank AG	24,408
USD	142,215	CZK	3,670,000	04/22/20	Goldman Sachs International	(4,789)
USD	63,616	CZK	1,477,359	04/22/20	JPMorgan Chase Bank N.A.	4,439
USD	2,121,844	CZK	48,034,300	06/17/20	JPMorgan Chase Bank N.A.	195,739
USD	122,683	EUR	110,000	04/20/20	Bank of America, N.A.	1,907
USD	2,952,865	EUR	2,681,590	04/22/20	Bank of America, N.A.	8,337
USD	247,360	EUR	230,000	04/24/20	Bank of America, N.A.	(5,213)
USD	1,141,934	EUR	1,025,000	04/30/20	Bank of America, N.A.	16,056
USD	2,499,753	EUR	2,265,000	04/21/20	Barclays Bank Plc	12,767
USD	800,538	EUR	745,000	04/24/20	Barclays Bank Plc	(17,579)
USD	1,266,511	EUR	1,145,000	04/06/20	BNP Paribas S.A.	10,021
USD	4,883,252	EUR	4,377,600	04/17/20	BNP Paribas S.A.	77,414
USD	3,689,265	EUR	3,352,196	04/17/20	Citibank N.A.	9,140
USD	452,110	EUR	405,000	04/20/20	Deutsche Bank AG	7,435
USD	1,643,353	EUR	1,495,000	05/04/20	Deutsche Bank AG	946
USD	1,863,569	EUR	1,650,380	04/17/20	Goldman Sachs & Co.	51,740
USD	698,703	EUR	615,000	04/14/20	Goldman Sachs International	23,625
USD	291,638	EUR	265,000	04/22/20	Goldman Sachs International	654
USD	640,815	EUR	565,000	04/14/20	HSBC Bank USA, N.A.	20,621
USD	2,734,024	EUR	2,495,000	04/27/20	HSBC Bank USA, N.A.	(6,187)
USD	1,181,531	EUR	1,090,000	04/17/20	JPMorgan Chase Bank N.A.	(15,099)
USD	1,481,418	EUR	1,359,840	04/22/20	JPMorgan Chase Bank N.A.	(11,758)
USD	1,992,689	EUR	1,785,000	04/14/20	Standard Chartered Bank	33,315
USD	1,673,240	EUR	1,500,000	04/06/20	State Street Bank and Trust	27,184
USD	811,803	EUR	755,000	04/24/20	State Street Bank and Trust	(17,296)
USD	1,519,065	GBP	1,150,000	04/17/20	Citibank N.A.	92,728
USD	325,769	GBP	250,000	04/17/20	Goldman Sachs & Co.	15,696
USD	584,043	GBP	495,000	04/27/20	HSBC Bank USA, N.A.	(30,047)
USD	446,505	GBP	365,000	04/17/20	Standard Chartered Bank	(6,203)
USD	263,569	GBP	215,000	04/20/20	UBS AG	(3,113)
USD	733,953	HUF	225,360,380	04/22/20	Bank of America, N.A.	48,073
USD	237,813	HUF	76,400,000	04/22/20	HSBC Bank Plc	5,290
USD	161,988	HUF	52,950,000	06/17/20	JPMorgan Chase Bank N.A.	614
USD	1,575,982	IDR	22,174,062,712	04/17/20	Barclays Bank Plc	218,275
USD	4,533,073	IDR	64,900,000,000	04/06/20	Deutsche Bank AG	555,312
USD	1,239,730	IDR	18,964,974,280	04/22/20	Deutsche Bank AG	79,047

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	639,791	IDR	10,066,347,930	04/22/20	HSBC Bank Plc	$23,717
USD	792,253	IDR	11,282,479,021	04/14/20	JPMorgan Chase Bank N.A.	101,242
USD	3,417,319	IDR	49,704,899,520	04/16/20	JPMorgan Chase Bank N.A.	373,634
USD	2,694,866	IDR	41,025,360,000	04/17/20	JPMorgan Chase Bank N.A.	182,904
USD	353,559	IDR	5,130,854,600	04/22/20	JPMorgan Chase Bank N.A.	39,544
USD	2,011,277	IDR	29,515,491,555	04/23/20	JPMorgan Chase Bank N.A.	205,054
USD	5,486,996	IDR	91,169,553,945	04/24/20	JPMorgan Chase Bank N.A.	(91,683)
USD	311,094	IDR	4,489,079,286	06/05/20	JPMorgan Chase Bank N.A.	37,413
USD	10,352,670	IDR	173,262,280,000	04/27/20	Morgan Stanley Capital Services, Inc.	(246,356)
USD	2,006,449	IDR	28,000,000,000	05/04/20	Morgan Stanley Capital Services, Inc.	294,696
USD	332,857	IDR	4,773,170,000	06/05/20	Morgan Stanley Capital Services, Inc.	41,856
USD	136,029	INR	10,483,750	04/22/20	JPMorgan Chase Bank N.A.	(2,252)
USD	4,358,635	JPY	459,784,770	04/22/20	Bank of America, N.A.	95,951
USD	19,714,814	JPY	2,050,005,470	04/22/20	Barclays Bank Plc	709,129
USD	1,487,653	JPY	165,026,715	04/17/20	Citibank N.A.	(41,937)
USD	2,000,756	JPY	213,443,660	04/22/20	Deutsche Bank AG	21,911
USD	159,840	JPY	16,762,421	06/05/20	Goldman Sachs & Co.	4,140
USD	1,742,406	JPY	189,432,732	04/17/20	JPMorgan Chase Bank N.A.	(13,397)
USD	4,691,103	KRW	5,985,800,000	04/16/20	JPMorgan Chase Bank N.A.	(228,056)
USD	1,130,191	KRW	1,336,710,005	04/17/20	JPMorgan Chase Bank N.A.	31,643
USD	1,898,895	MXN	45,556,275	04/22/20	Bank of America, N.A.	(37,286)
USD	2,530,456	MXN	59,100,000	04/17/20	Citibank N.A.	16,835
USD	722,576	MXN	17,371,090	04/22/20	Citibank N.A.	(15,710)
USD	449,598	MXN	10,587,770	04/22/20	Credit Suisse International	(392)
USD	4,464,098	MXN	91,060,000	04/13/20	Goldman Sachs International	588,915
USD	2,730,898	MXN	65,624,576	04/22/20	Goldman Sachs International	(58,203)
USD	2,958,620	MXN	74,930,000	04/27/20	Goldman Sachs International	(223,664)
USD	3,447,348	MXN	73,013,100	04/17/20	JPMorgan Chase Bank N.A.	341,978
USD	344,727	MXN	8,386,000	04/22/20	JPMorgan Chase Bank N.A.	(11,685)
USD	3,944,871	MXN	90,698,000	05/11/20	JPMorgan Chase Bank N.A.	101,125
USD	923,440	MXN	17,753,134	05/26/20	Morgan Stanley Capital Services, Inc.	172,869
USD	458,116	MYR	1,974,480	04/22/20	Barclays Bank Plc	1,302
USD	833,467	MYR	3,518,480	04/22/20	Goldman Sachs International	19,433
USD	1,333,642	MYR	5,709,320	04/22/20	Morgan Stanley and Co. International Plc	12,737
USD	6,203,943	PEN	21,743,580	04/22/20	Barclays Bank Plc	(114,700)
USD	394,202	PEN	1,350,970	04/22/20	Deutsche Bank AG	1,613
USD	361,255	PEN	1,232,890	04/22/20	JPMorgan Chase Bank N.A.	2,979
USD	222,666	PLN	949,290	04/22/20	JPMorgan Chase Bank N.A.	(5,844)
USD	1,942,608	PLN	7,399,200	06/17/20	JPMorgan Chase Bank N.A.	161,795
USD	1,382,223	PLN	5,900,000	04/22/20	Morgan Stanley and Co. International Plc	(38,004)
USD	419,753	PLN	1,640,740	04/22/20	UBS AG	24,800
USD	192,358	RON	869,060	04/22/20	Deutsche Bank AG	(4,634)
USD	239,771	RON	1,080,000	04/22/20	Goldman Sachs International	(5,035)
USD	1,082,910	RON	4,835,870	04/22/20	JPMorgan Chase Bank N.A.	(13,250)
USD	88,669	RON	376,590	04/22/20	UBS AG	3,307
USD	376,730	RUB	27,380,760	04/22/20	Barclays Bank Plc	27,402
USD	670,750	RUB	52,600,050	04/23/20	Barclays Bank Plc	(222)
USD	928,200	RUB	60,479,386	05/27/20	Citibank N.A.	160,766

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Forward Foreign Currency Contracts — continued

Currency Purchased		Currency Sold		Settlement Date	Counterparty	Unrealized Appreciation (Depreciation)
USD	473,314	RUB	34,076,230	04/22/20	Credit Suisse International	$38,563
USD	1,724,721	RUB	107,718,760	04/17/20	Goldman Sachs & Co.	349,318
USD	1,151,400	RUB	72,381,610	04/27/20	Goldman Sachs & Co.	228,687
USD	46,643	RUB	3,737,050	04/22/20	Goldman Sachs International	(1,035)
USD	521,638	RUB	40,243,840	04/22/20	HSBC Bank Plc	8,200
USD	532,941	RUB	41,436,190	04/23/20	HSBC Bank Plc	4,377
USD	3,057,755	RUB	204,245,800	04/14/20	JPMorgan Chase Bank N.A.	448,587
USD	6,611,600	RUB	454,920,000	04/16/20	JPMorgan Chase Bank N.A.	802,032
USD	977,481	RUB	62,534,352	04/17/20	JPMorgan Chase Bank N.A.	179,013
USD	379,973	RUB	27,639,200	04/22/20	JPMorgan Chase Bank N.A.	27,347
USD	524,731	RUB	41,275,310	04/23/20	JPMorgan Chase Bank N.A.	(1,782)
USD	4,503,943	RUB	308,430,000	04/13/20	Morgan Stanley Capital Services, Inc.	563,222
USD	1,790,480	RUB	115,665,000	05/06/20	Morgan Stanley Capital Services, Inc.	318,129
USD	2,417,144	SAR	9,080,000	09/24/20	Citibank N.A.	(621)
USD	1,164,274	SAR	4,380,000	09/24/20	JPMorgan Chase Bank N.A.	(2,004)
USD	987,763	THB	31,621,560	04/22/20	HSBC Bank Plc	24,176
USD	884,502	THB	28,489,800	04/22/20	JPMorgan Chase Bank N.A.	16,346
USD	712,872	THB	22,494,670	04/22/20	UBS AG	27,403
USD	3,694,729	TRY	23,242,212	06/19/20	Bank of America, N.A.	246,993
USD	666,334	TRY	4,261,560	06/19/20	Barclays Bank Plc	34,177
USD	2,023,069	TRY	12,365,000	05/04/20	BNP Paribas S.A.	165,469
USD	1,700,025	TRY	11,235,070	06/19/20	Citibank N.A.	33,421
USD	477,540	TRY	3,172,240	06/19/20	Goldman Sachs International	6,971
USD	3,139,058	TRY	19,881,400	06/19/20	HSBC Bank Plc	189,863
USD	4,076,832	TRY	25,759,147	06/19/20	JPMorgan Chase Bank N.A.	255,735
USD	1,362,453	TRY	9,010,520	06/19/20	Natwest Markets Plc	25,837
USD	1,909,271	TRY	11,838,721	06/19/20	Toronto Dominion Bank	153,121
USD	431,320	ZAR	7,578,270	04/22/20	Bank of America, N.A.	8,281
USD	954,360	ZAR	14,460,000	05/04/20	Bank of America, N.A.	148,614
USD	2,337,837	ZAR	38,217,050	04/22/20	Citibank N.A.	204,460
USD	2,329,046	ZAR	39,027,220	04/22/20	Goldman Sachs International	150,443
USD	505,087	ZAR	7,785,000	05/11/20	JPMorgan Chase Bank N.A.	71,665
USD	9,013,399	ZAR	148,879,200	05/19/20	JPMorgan Chase Bank N.A.	732,934
USD	571,132	ZAR	10,070,000	04/22/20	UBS AG	8,998

						$843,662

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value		Market Value/ Unrealized Appreciation (Depreciation)
Buys
10	10-Year Australian Bond Futures	Jun 2020	AUD	1,506,108	$1,291
155	Euro-90 Day	Jun 2020	USD	38,546,562	(25,950)
299	U.S. Treasury Note 2-Year	Jun 2020		65,894,461	987,318
170	U.S. Ultra 10-Year	Jun 2020		26,525,313	(2,479)
50	U.S. Ultra Bond	Jun 2020		11,093,750	1,174,501

					$2,134,681

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Futures Contracts — continued

Number of Contracts	Description	Expiration Date	Notional Value		Market Value/ Unrealized Appreciation (Depreciation)
Sales
87	Euro-90 Day	Mar 2021	USD	21,688,012	$(22,983)
17	Euro-Bund	Jun 2020	EUR	2,932,670	34,717
3	Long Gilt	Jun 2020	GBP	408,570	(7,841)
63	U.S. Long Bond	Jun 2020	USD	11,280,937	(125,688)
154	U.S. Treasury Note 10-Year	Jun 2020		21,357,875	(431,044)
42	U.S. Treasury Note 5-Year	Jun 2020		5,265,094	(45,795)

					$(598,634)

Written Options

Written Currency Options

Type of Contract	Counterparty	Notional Value		Premiums Received	Value at March 31, 2020
CALL — USD/AUD Option	JPMorgan Chase Bank N.A.	USD	(2,020,000)	$(11,251)	$(180,226)
Strike @ AUD 0.67
Expires 04/08/2020
CALL — USD/AUD Option	BNP Paribas S.A.	USD	(2,170,000)	(11,590)	(161,185)
Strike @ AUD 0.66
Expires 04/28/2020
CALL — USD/AUD Option	JPMorgan Chase Bank N.A.	USD	(2,380,000)	(14,566)	(137,426)
Strike @ AUD 0.65
Expires 05/22/2020
CALL — USD/AUD Option	BNP Paribas S.A.	USD	(2,400,000)	(14,347)	(125,566)
Strike @ AUD 0.64
Expires 05/22/2020
CALL — USD/CAD Option	Citigroup Global Markets, Inc.	USD	(2,200,000)	(5,743)	(98,969)
Strike @ CAD 1.35
Expires 04/03/2020
CALL — USD/CAD Option	BNP Paribas S.A.	USD	(1,570,000)	(4,867)	(100,568)
Strike @ CAD 1.33
Expires 04/22/2020
CALL — USD/CAD Option	BNP Paribas S.A.	USD	(2,400,000)	(8,801)	(104,484)
Strike @ CAD 1.35
Expires 05/22/2020
CALL — USD/EUR Option	JPMorgan Chase Bank N.A.	USD	(4,800,000)	(29,405)	(88,430)
Strike @ EUR 1.11 7
Expires 06/05/2020
PUT — USD/CAD Option	Goldman Sachs & Co.	USD	(2,120,000)	(7,420)	(2)
Strike @ CAD 1.28
Expires 04/03/2020
PUT — USD/CAD Option	Goldman Sachs & Co.	USD	(3,270,000)	(33,799)	(5,193)
Strike @ CAD 1.33
Expires 06/09/2020

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Written Currency Options — continued

Type of Contract	Counterparty	Notional Value		Premiums Received	Value at March 31, 2020
PUT — USD/EUR Option	JPMorgan Chase Bank N.A.	USD	(3,137,500)	$(11,056)	$(7,477)
Strike @ EUR 1.13
Expires 04/29/2020
PUT — USD/GBP Option	Morgan Stanley & Co.	USD	(2,510,000)	(11,732)	(1,795)
Strike @ GBP 1.35
Expires 04/30/2020
PUT — USD/IDR Option	Morgan Stanley & Co.	USD	(2,330,000)	(14,914)	(2,290)
Strike @ IDR 13,816.00
Expires 06/03/2020
PUT — USD/JPY Option	Citigroup Global Markets, Inc.	USD	(2,020,000)	(10,120)	(1,584)
Strike @ JPY 104.95
Expires 04/03/2020
PUT — USD/JPY Option	Goldman Sachs & Co.	USD	(6,660,000)	(64,569)	(38,874)
Strike @ JPY 100.50
Expires 06/03/2020
PUT — USD/MXN Option	Citigroup Global Markets, Inc.	USD	(1,560,000)	(7,605)	(989)
Strike @ MXN 18.63
Expires 04/13/2020
PUT — USD/RUB Option	JPMorgan Chase Bank N.A.	USD	(2,160,000)	(12,668)	(9)
Strike @ RUB 60.20
Expires 04/08/2020

Total Written Currency Options				$(274,453)	$(1,055,067)

Written Futures Options

Type of Contract	Counterparty	Number of Contracts	Notional Value	Premiums Received	Value at March 31, 2020
PUT — S&P 500 E-mini Futures Option	UBS Securities LLC	4	$(513,950)	$(13,992)	$(24,000)
Strike @ $2,600.00
Expires 04/17/2020
PUT — S&P 500 E-mini Futures Option	UBS Securities LLC	42	(5,396,475)	(178,470)	(184,800)
Strike @ $2,200.00
Expires 06/19/2020
PUT — U.S. Treasury Note 5-Year Futures Option	UBS Securities LLC	58	(7,270,844)	(43,587)	(5,891)

Strike @ $124.00
Expires 04/24/2020

Total Written Futures Options				$(236,049)	$(214,691)

Total Written Options				$(510,502)	$(1,269,758)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

OTC — Interest Rate Swaps

Payments Received by Fund	Payments Made by Fund	Payment Frequency	Maturity Date	Counterparty	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
2.51%	7-Day CNRR	Quarterly	03/18/25	Citibank N.A.	$—	CNY	10,306,000	$19,421	$19,421
2.55%	7-Day CNRR	Quarterly	02/10/25	Bank of America, N.A.	—	CNY	4,620,000	9,887	9,887
2.56%	7-Day CNRR	Quarterly	03/18/25	Bank of America, N.A.	—	CNY	13,792,000	30,590	30,590
6.87%	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	7,210,000	(29,935)	(29,935)
7.02%	BRL-CDI	At Maturity	01/04/27	Citigroup Global Markets, Inc.	—	BRL	1,800,000	747	747
7.02%	BRL-CDI	At Maturity	01/04/27	Citigroup Global Markets, Inc.	1,105	BRL	2,100,000	872	(233)
7.02%	BRL-CDI	At Maturity	01/04/27	Citigroup Global Markets, Inc.	1,320	BRL	2,156,000	895	(425)
7.04%	BRL-CDI	At Maturity	01/04/27	JPMorgan Chase Bank N.A.	—	BRL	1,400,000	835	835

					$2,425			$33,312	$30,887

Centrally Cleared Interest Rate Swaps
Payments Received by Fund	Payment Frequency	Payments Made by Fund	Payment Frequency	Maturity Date	Upfront Premiums Paid (Received)	Notional Value		Market Value	Unrealized Appreciation (Depreciation)
7.20%	Monthly	1-Month TIIE	Monthly	07/17/24	$—	MXN	182,404,200	$308,633	$308,633
3-Month USD LIBOR	Quarterly	2.88%	Semi-Annual	05/15/44	10,190	USD	1,786,000	(801,045)	(811,235)
3-Month USD LIBOR	Quarterly	1.85%	Semi-Annual	11/15/44	4,987	USD	2,531,000	(558,296)	(563,283)
3-Month USD LIBOR	Quarterly	0.86%	Semi-Annual	09/18/50	(740)	USD	376,000	4,691	5,431
3-Month USD LIBOR	Quarterly	0.84%	Semi-Annual	09/18/50	—	USD	487,000	8,414	8,414
0.65%	Semi-Annual	3-Month USD LIBOR	Quarterly	09/18/25	—	USD	2,674,000	19,520	19,520
0.66%	Semi-Annual	3-Month USD LIBOR	Quarterly	09/18/25	—	USD	2,075,000	16,489	16,489
0.77%	Semi-Annual	3-Month USD LIBOR	Quarterly	03/24/27	82,071	USD	9,830,000	116,412	34,341

									$(981,690)

OTC — Credit Default Swaps

Buy Protection

Notional Amount*	Currency	Expiration Date	Counterparty	Receive (Pay) Fixed Rate		Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid/ (Received)	Value
730,000	EUR	12/20/24	Morgan Stanley & Co.	(1.00%	)	Quarterly	Daimler AG, 1.40%, 01/12/24	$44,496	$(19,195)	$25,301

Sell Protection
730,000	EUR	12/20/24	Morgan Stanley & Co.	1.00%		Quarterly	Volkswagen International Finance N.V., 0.50%, 03/30/21 (Moody’s rating: A3; S&P rating: BBB+)	$(48,642)	$9,254	$(39,388)

Total OTC Credit Default Swaps								$(4,146)	$(9,941)	$(14,087)

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Centrally Cleared Credit Default Swaps

Buy Protection

Notional Amount*	Currency	Expiration Date	Receive (Pay) Fixed Rate	Payment Frequency	Deliverable on Default	Unrealized Appreciation (Depreciation)	Upfront Premiums Paid (Received)	Value
2,158,000	USD	06/20/25	(5.00%)	Quarterly	CDX.NA.HY.34**	$10,354	$124,085	$134,439

*	The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

**	CDX.NA.HY— Markit North America High Yield CDS Index. Represents an index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated BB and B.

U.S. Treasury securities in the amount of $966,770 received at the custodian bank as collateral for forward foreign currency contracts, OTC swaps and/or OTC options.

Currency Abbreviations

ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi
CNY	— Chinese Yuan
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Domincan Pesos
EGP	— Egyptian Pound
EUR	— Euro Currency
GBP	— British Pound Sterling
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
KZT	— Kazakhstani Tenge
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippines Peso
PLN	— Polish Zloty
RON	— Romanian New Leu
RUB	— Russian Ruble

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Currency Abbreviations — continued

SAR	— Saudi Riyal
THB	— Thai Baht
TRY	— Turkish New Lira
USD	— U.S. Dollar
UYU	— Uruguayan Peso
ZAR	— South African Rand

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2020

Asset Class Summary (Unaudited)	% of Net Assets
Sovereign Debt Obligations	32.7
Corporate Debt	29.9
U.S. Government and Agency Obligations	8.9
Bank Loans	8.0
Asset Backed Securities	3.8
Mortgage Backed Securities — Private Issuers	3.6
Forward Foreign Currency Contracts	2.0
Convertible Preferred Stocks	0.3
Mortgage Backed Securities — U.S. Government Agency Obligations	0.2
Convertible Debt	0.2
Futures Contracts	0.1
Common Stocks	0.1
Purchased Futures Options	0.1
Purchased Currency Options	0.0	*
Preferred Stocks	0.0	*
Centrally Cleared Credit Default Swaps	0.0	*
Purchased Swaption	0.0	*
OTC Interest Rate Swaps	0.0	*
Warrant	0.0	*
OTC Credit Default Swaps	0.0	*
Written Futures Options	0.0	*
Centrally Cleared Interest Rate Swaps	(0.1)
Written Currency Options	(0.1)
Short-Term Investments	2.8
Other Assets and Liabilities (net)	7.5

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	COMMON STOCKS — 92.4%

	Bermuda — 1.6%
572,000	Beijing Enterprises Water Group, Ltd.*	221,598
570,400	China Gas Holdings, Ltd.	1,978,606
100,000	China Grand Pharmaceutical and Healthcare Holdings, Ltd.‡	59,174
306,000	China Oriental Group Co., Ltd.	78,257
717,900	China Resources Gas Group, Ltd.	3,604,895
745,512	COSCO SHIPPING Ports, Ltd.	358,996
748,000	CP Pokphand Co., Ltd.	58,806
36,065	Credicorp, Ltd.	5,159,820
1,746,000	Gemdale Properties & Investment Corp., Ltd.	289,123
95,000	Haier Electronics Group Co., Ltd.	251,237
298,000	Hopson Development Holdings, Ltd.	265,466
1,520,000	Joy City Property, Ltd.	119,070
163,000	K Wah International Holdings, Ltd.	69,949
1,028,000	Kunlun Energy Co., Ltd.	592,311
155,000	Luye Pharma Group, Ltd. 144A	75,313
1,500,000	Nan Hai Corp., Ltd.	12,999
764,000	Nine Dragons Paper Holdings, Ltd.	693,872
233,000	Pou Sheng International Holdings, Ltd.	47,197
310,298	Shenzhen International Holdings, Ltd.	564,596
341,000	Sihuan Pharmaceutical Holdings Group, Ltd.	34,252
284,000	United Energy Group, Ltd.‡	54,442

	Total Bermuda	14,589,979

	Brazil — 4.3%
855,600	B3 SA - Brasil Bolsa Balcao	5,922,192
80,038	Banco Bradesco SA*	290,270
9,144	Banco BTG Pactual SA*	58,602
325,900	Banco do Brasil SA*	1,752,468
74,502	Banco Inter SA*	453,769
20,982	Banco Santander Brasil SA	107,891
268,300	BR Malls Participacoes SA	516,260
12,000	Cia Brasileira de Distribuicao*	153,488
309,600	Cia de Locacao das Americas*	626,172
76,985	Cia Siderurgica Nacional SA	103,605
119,700	Cielo SA	102,469
586,775	Cogna Educacao	452,532
11,994	Cosan SA	124,320
228,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	621,147
52,960	Duratex SA*	95,472
181,700	Embraer SA*	334,211
201,285	Embraer SA, ADR*‡	1,489,509
180,300	Fleury SA	703,596
24,075	Grendene SA	34,953
98,300	Grupo SBF SA*	456,002
19,580	Guararapes Confeccoes SA	41,186
503,332	Hypera SA*	2,774,508
709,600	IRB Brasil Resseguros SA	1,324,360
17,211	Itau Unibanco Holding SA	73,269

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Brazil — continued
300,411	Itau Unibanco Holding SA, ADR	1,348,845
58,216	JBS SA	228,302
260,990	Localiza Rent a Car SA	1,323,417
1,612	LOG Commercial Properties e Participacoes SA	6,807
46,200	MRV Engenharia e Participacoes SA	109,029
155,800	Multiplan Empreendimentos Imobiliarios SA*	573,143
839,700	Odontoprev SA	2,344,283
501,874	Petroleo Brasileiro SA*	1,368,237
86,982	Porto Seguro SA	753,332
144,500	Raia Drogasil SA*	2,837,567
657,700	Rumo SA*	2,491,768
12,100	Sao Martinho SA	34,481
34,220	Sul America SA	223,005
2,200	Suzano SA	15,181
160,000	TOTVS SA*	1,440,019
64,900	Ultrapar Participacoes SA	156,788
8,072	Usinas Siderurgicas de Minas Gerais SA Usiminas	8,793
433,411	Vale SA*	3,611,619
294,600	WEG SA	1,906,783
246,100	YDUQS Part	1,051,949

	Total Brazil	40,445,599

	Cayman Islands — 21.6%
142,500	3SBio, Inc.* 144A	147,784
7,256	58.com, Inc., ADR*	353,512
45,000	AAC Technologies Holdings, Inc.‡	231,958
468,000	Agile Group Holdings, Ltd.	503,878
189,800	Alibaba Group Holding, Ltd.*	4,465,719
202,683	Alibaba Group Holding, Ltd., ADR*	39,417,790
389,400	ANTA Sports Products, Ltd.	2,815,197
219,000	Asia Cement China Holdings Corp.	221,676
8,802	Baidu, Inc., ADR*	887,154
434,000	Bosideng International Holdings, Ltd.	101,357
84,000	CAR, Inc.*‡	46,887
74,000	Casetek Holdings, Ltd.	86,564
73,000	Central China Real Estate, Ltd.	37,136
1,022,310	Chailease Holding Co., Ltd.	3,094,123
1,142,000	China Aoyuan Group, Ltd.	1,329,440
464,900	China Conch Venture Holdings, Ltd.	2,067,426
75,000	China Evergrande Group‡	123,489
35,000	China High Speed Transmission Equipment Group Co., Ltd.‡	20,302
183,000	China Hongqiao Group, Ltd.	77,682
1,254,000	China Lesso Group Holdings, Ltd.	1,645,990
3,789,000	China Medical System Holdings, Ltd.	4,085,578
67,000	China Mengniu Dairy Co., Ltd.*	232,114
1,618,900	China Resources Cement Holdings, Ltd.	1,923,570
102,000	China Resources Land, Ltd.	418,567
897,000	China SCE Group Holdings, Ltd.	397,101
110,000	China Shanshui Cement Group, Ltd.*	30,873

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Cayman Islands — continued
870,000	China State Construction International Holdings, Ltd.	640,401
96,000	China Tianrui Group Cement Co., Ltd.*	103,361
3,848,086	China Yuhua Education Corp., Ltd.	2,836,421
723,200	China Zhongwang Holdings, Ltd.	189,989
274,000	Chinasoft International, Ltd.*	142,241
217,147	CIFI Holdings Group Co., Ltd.	155,785
314,001	Country Garden Holdings Co., Ltd.‡	377,056
329,460	Country Garden Services Holdings Co., Ltd.	1,331,548
26,500	Dali Foods Group Co., Ltd. 144A	18,387
448,100	ENN Energy Holdings, Ltd.	4,310,406
1,161,000	Fu Shou Yuan International Group, Ltd.	1,017,118
106,000	Fufeng Group, Ltd.*	36,267
9,000	Fulgent Sun International Holding Co., Ltd.	24,526
445,000	Fullshare Holdings, Ltd.*‡	6,878
559,000	GCL-Poly Energy Holdings, Ltd.*‡	17,822
196,000	Geely Automobile Holdings, Ltd.	287,323
27,000	General Interface Solution Holding, Ltd.	70,909
5,000	Ginko International Co., Ltd.	22,657
39,000	Golden Eagle Retail Group, Ltd.	38,200
13,000	Gourmet Master Co., Ltd.	32,292
277,500	Greentown China Holdings, Ltd.‡	250,788
87,000	Haitian International Holdings, Ltd.	161,880
6,000	Health & Happiness H&H International Holdings, Ltd.	22,104
405,500	Hengan International Group Co., Ltd.	3,041,492
197,800	Huazhu Group, Ltd., ADR‡	5,682,794
131,800	JD.com, Inc., ADR*	5,337,900
79,398	Jiayuan International Group, Ltd.	32,251
18,184	JOYY, Inc., ADR*	968,480
1,051,000	Kaisa Group Holdings, Ltd.	386,325
306,500	Kingboard Holdings, Ltd.	714,172
375,000	Kingboard Laminates Holdings, Ltd.	345,211
113,000	Kingdee International Software Group Co., Ltd.‡	150,051
596,000	KWG Group Holdings, Ltd.*	843,046
602,000	Lee & Man Paper Manufacturing, Ltd.	363,123
8,029	LexinFintech Holdings, Ltd., ADR*‡	71,217
102,000	Logan Property Holdings Co., Ltd.	156,365
555,900	Longfor Group Holdings, Ltd. 144A	2,690,776
3,543,000	Lonking Holdings, Ltd.	1,050,076
102,000	Minth Group, Ltd.	217,302
45,705	Momo, Inc., ADR	991,341
677,200	NagaCorp, Ltd.	686,522
5,000	NetDragon Websoft Holdings, Ltd.	11,984
70,865	NetEase, Inc., ADR	22,744,830
27,500	New Oriental Education & Technology Group, Inc., ADR*	2,976,600
250,000	Nexteer Automotive Group, Ltd.	124,854
7,692	Pharmally International Holding Co., Ltd.	36,785
534,000	Powerlong Real Estate Holdings, Ltd.	312,185
116,000	Redco Properties Group, Ltd. 144A	56,828
237,000	Ronshine China Holdings, Ltd.*	230,706

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Cayman Islands — continued
580,400	Sands China, Ltd.	2,112,792
127,000	Sany Heavy Equipment International Holdings Co., Ltd.	67,590
150,000	Seazen Group, Ltd.*‡	134,732
368,000	Semiconductor Manufacturing International Corp.*‡	575,628
439,700	Shenzhou International Group Holdings, Ltd.	4,643,371
83,000	Shimao Property Holdings, Ltd.	290,574
1,611,000	Shui On Land, Ltd.	269,542
28,089	SINA Corp.*	894,354
2,616,600	Sino Biopharmaceutical, Ltd.	3,430,524
946,000	SOHO China, Ltd.	485,377
1,164,000	SSY Group, Ltd.	905,939
90,000	Sunac China Holdings, Ltd.	414,020
150,000	Sunny Optical Technology Group Co., Ltd.	2,001,170
92,079	TAL Education Group, ADR*	4,904,128
680,500	Tencent Holdings, Ltd.	33,190,170
414,762	Tencent Music Entertainment Group, ADR*	4,172,506
1,860,000	Tingyi Cayman Islands Holding Corp.	3,030,980
148,000	TPK Holding Co., Ltd.*	169,622
18,373	Trip.com Group, Ltd., ADR*	430,847
192,000	Uni-President China Holdings, Ltd.	185,570
46,000	Vinda International Holdings, Ltd.	110,912
412,423	Vipshop Holdings, Ltd., ADR*	6,425,550
4,222,500	WH Group, Ltd.	3,922,112
177,000	Wisdom Marine Lines Co., Ltd.*	127,029
710,000	Xinyi Glass Holdings, Ltd.	809,091
221,772	Xinyi Solar Holdings, Ltd.	123,804
85,325	Xtep International Holdings, Ltd.	27,733
871,456	Yuzhou Properties Co., Ltd.	369,210
395,400	Zhen Ding Technology Holding, Ltd.	1,194,845
349,000	Zhongsheng Group Holdings, Ltd.	1,215,172
69,500	Zhou Hei Ya International Holdings Co., Ltd. 144A	39,956
10,629	ZTO Express Cayman, Inc., ADR*	281,456

	Total Cayman Islands	204,036,748

	Chile — 0.2%
1,567	Banco de Credito e Inversiones SA	53,317
17,274	CAP SA	74,400
189,731	Cencosud SA	198,143
49,989	Empresa Nacional de Telecomunicaciones SA*	212,315
144,318	Empresas CMPC SA	309,693
42,916	Empresas COPEC SA	246,730
1,234,654	Enel Americas SA	151,521
83,808	Inversiones Aguas Metropolitanas SA	64,111
31,088,559	Itau CorpBanca	80,939
5,838	Latam Airlines Group SA, ADR‡	15,471
248,048	Ripley Corp. SA	57,623
25,280	SACI Falabella	55,939
105,226	Sigdo Koppers SA	90,921
234,324	SMU SA	35,465

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Chile — continued
44,005	Vina Concha y Toro SA	55,760

	Total Chile	1,702,348

	China — 13.9%
293,750	A-Living Services Co., Ltd. Class H	1,419,480
4,064,000	Agricultural Bank of China, Ltd. Class H	1,624,366
230,000	Air China, Ltd. Class H‡	147,511
1,316,000	Aluminum Corp. of China, Ltd. Class H*	260,349
657,999	Angang Steel Co., Ltd. Class H‡	172,466
953,600	Anhui Conch Cement Co., Ltd. Class H	6,593,796
950,000	AviChina Industry & Technology Co., Ltd. Class H	365,263
729,500	BAIC Motor Corp., Ltd. Class H 144A	286,814
10,693,000	Bank of China, Ltd. Class H	4,081,590
144,500	Bank of Chongqing Co., Ltd. Class H	72,382
1,298,000	Bank of Communications Co., Ltd. Class H	792,069
192,000	Bank of Zhengzhou Co., Ltd. Class H‡ 144A	55,602
908,000	BBMG Corp. Class H‡	226,388
602,000	Beijing Capital International Airport Co., Ltd. Class H	382,873
284,000	Beijing North Star Co., Ltd. Class H	65,738
24,500	BYD Co., Ltd. Class H‡	127,157
28,000	Central China Securities Co., Ltd. Class H	4,571
178,000	China BlueChemical, Ltd. Class H	27,397
2,831,000	China Cinda Asset Management Co., Ltd. Class H	534,498
1,407,000	China CITIC Bank Corp., Ltd. Class H	693,044
624,000	China Coal Energy Co., Ltd. Class H	172,476
667,000	China Communications Construction Co., Ltd. Class H	462,759
1,040,000	China Communications Services Corp., Ltd. Class H	753,174
12,200,000	China Construction Bank Corp. Class H	9,946,265
296,000	China Eastern Airlines Corp., Ltd. Class H*‡	102,292
1,760,000	China Energy Engineering Corp., Ltd. Class H	188,216
500,000	China Everbright Bank Co., Ltd. Class H	190,971
868,000	China Galaxy Securities Co., Ltd. Class H	419,017
3,407,000	China Huarong Asset Management Co., Ltd. Class H 144A	429,157
104,800	China International Capital Corp., Ltd. Class H 144A	168,752
207,980	China International Marine Containers Group Co., Ltd. Class H	192,635
456,010	China International Travel Service Corp., Ltd. Class A	4,340,771
295,000	China Life Insurance Co., Ltd. Class H	578,833
357,000	China Machinery Engineering Corp. Class H	96,221
2,587,300	China Merchants Bank Co., Ltd. Class H	11,618,160
14,800	China Merchants Securities Co., Ltd. Class H 144A	16,381
1,114,000	China Minsheng Banking Corp., Ltd. Class H	825,084
306,000	China Molybdenum Co., Ltd. Class H‡	85,150
2,268,400	China National Building Material Co., Ltd. Class H	2,462,972
112,000	China Oilfield Services, Ltd. Class H	85,635
114,400	China Pacific Insurance Group Co., Ltd. Class H	344,002
3,730,000	China Petroleum & Chemical Corp. Class H	1,830,026
276,500	China Railway Construction Corp., Ltd. Class H	308,574
533,000	China Railway Group, Ltd. Class H	283,111
123,000	China Railway Signal & Communication Corp., Ltd. Class H 144A	61,658

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	China — continued
1,639,000	China Reinsurance Group Corp. Class H	189,038
504,000	China Shenhua Energy Co., Ltd. Class H	956,342
414,000	China Southern Airlines Co., Ltd. Class H‡	179,296
527,900	China Vanke Co., Ltd. Class H	1,729,541
838,000	Chongqing Rural Commercial Bank Co., Ltd. Class H	342,974
75,000	CITIC Securities Co., Ltd. Class H	136,534
416,000	COSCO SHIPPING Development Co., Ltd. Class H	43,285
602,000	COSCO SHIPPING Energy Transportation Co., Ltd. Class H	322,732
211,000	COSCO SHIPPING Holdings Co., Ltd. Class H*	58,035
178,000	CRRC Corp., Ltd. Class H	90,017
30,000	CSSC Offshore and Marine Engineering Group Co., Ltd. Class H*‡	17,868
141,600	Dongfang Electric Corp., Ltd. Class H	69,847
76,000	Everbright Securities Co., Ltd. Class H 144A	48,283
34,400	Fuyao Glass Industry Group Co., Ltd. Class H 144A	73,215
214,400	GF Securities Co., Ltd. Class H	228,802
768,500	Great Wall Motor Co., Ltd. Class H	489,761
600,000	Guangshen Railway Co., Ltd. Class H	127,472
86,800	Guangzhou Automobile Group Co., Ltd. Class H	86,774
20,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class H	53,691
340,400	Guangzhou R&F Properties Co., Ltd. Class H	442,191
43,800	Guotai Junan Securities Co., Ltd. Class H 144A	64,989
297,200	Haitong Securities Co., Ltd. Class H	270,645
305,000	Harbin Bank Co., Ltd. Class H* 144A	47,429
63,000	Hisense Home Appliances Group Co., Ltd. Class H	57,641
49,800	Huatai Securities Co., Ltd. Class H 144A	73,734
67,100	Huishang Bank Corp., Ltd. Class H	23,863
8,875,000	Industrial & Commercial Bank of China, Ltd. Class H	6,056,928
38,100	Inner Mongolia Yitai Coal Co., Ltd. Class H	27,722
170,008	Jiangsu Hengrui Medicine Co., Ltd. Class A*	2,212,451
206,100	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd. Class A	2,445,334
410,000	Jiangxi Copper Co., Ltd. Class H	376,835
26,613	Kweichow Moutai Co., Ltd. Class A	4,183,317
140,800	Legend Holdings Corp. Class H 144A	173,232
9,633	Livzon Pharmaceutical Group, Inc. Class H	35,015
1,001,000	Metallurgical Corp. of China, Ltd. Class H	174,688
1,256,538	Midea Group Co., Ltd. Class A	8,606,932
29,600	New China Life Insurance Co., Ltd. Class H	91,791
17,200	Orient Securities Co., Ltd. Class H 144A	8,999
327,000	People’s Insurance Co. Group of China, Ltd. (The) Class H	107,475
3,022,000	PetroChina Co., Ltd. Class H	1,103,333
2,540,400	PICC Property & Casualty Co., Ltd. Class H	2,444,056
2,860,900	Ping An Insurance Group Co. of China, Ltd. Class H	27,992,454
1,178,000	Postal Savings Bank of China Co., Ltd. Class H 144A	715,205
247,000	Qingdao Port International Co., Ltd. Class H 144A	134,900
82,500	Qinhuangdao Port Co., Ltd. Class H	13,064
131,297	Red Star Macalline Group Corp., Ltd. Class H 144A	83,442
114,500	Shandong Chenming Paper Holdings, Ltd. Class H	40,955
1,201,400	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	1,514,119
750,000	Shanghai Electric Group Co., Ltd. Class H	197,777

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	China — continued
36,000	Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	117,971
80,000	Shanghai Jin Jiang Capital Co., Ltd. Class H	13,368
175,900	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	297,919
137,000	Shengjing Bank Co., Ltd. Class H‡ 144A	124,496
628,500	Sinopec Engineering Group Co., Ltd. Class H	263,459
862,000	Sinopec Shanghai Petrochemical Co., Ltd. Class H	212,624
73,600	Sinopharm Group Co., Ltd. Class H	164,862
866,000	Sinotrans, Ltd. Class H	212,520
63,000	Tong Ren Tang Technologies Co., Ltd. Class H	50,128
1,861,000	TravelSky Technology, Ltd. Class H	3,267,064
22,000	Tsingtao Brewery Co., Ltd. Class H	111,729
806,100	Weichai Power Co., Ltd. Class H	1,290,435
50,000	Xinhua Winshare Publishing and Media Co., Ltd. Class H	32,109
60,849	Xinjiang Goldwind Science & Technology Co., Ltd. Class H	52,804
594,000	Yanzhou Coal Mining Co., Ltd. Class H	463,991
399,900	YiChang HEC ChangJiang Pharmaceutical Co., Ltd. Class H	1,881,352
196,300	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class A	3,428,617
90,000	Zhaojin Mining Industry Co., Ltd. Class H	89,459
80,000	Zhuzhou CRRC Times Electric Co., Ltd. Class H	236,017
412,000	Zijin Mining Group Co., Ltd. Class H	153,595
181,200	Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H‡	131,396

	Total China	131,455,584

	Colombia — 0.1%
3,883	Banco de Bogota SA	67,903
36,773	Cementos Argos SA	37,044
13,229	Corp. Financiera Colombiana SA*	83,999
56,142	Grupo Argos SA	170,358
29,499	Grupo de Inversiones Suramericana SA	145,457
8,951	Grupo Nutresa SA	42,108

	Total Colombia	546,869

	Cyprus — 0.1%
44,668	TCS Group Holding Plc, Reg S, GDR‡‡‡	513,929

	Czech Republic — 0.0%
25,472	CEZ AS	415,730

	France — 0.4%
41,060	Sanofi	3,596,438

	Greece — 0.2%
132,595	Alpha Bank AE*	103,062
1,272,808	Eurobank Ergasias Services and Holdings SA*	557,245
8,853	GEK Terna Holding Real Estate Construction SA*	50,142
2,981	Hellenic Petroleum SA	17,442
74,630	JUMBO SA	1,014,149
5,901	LAMDA Development SA*	37,219
17,050	Mytilineos SA	114,893

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Greece — continued
61,833	National Bank of Greece SA*	84,944
106,195	Piraeus Bank SA*	159,282

	Total Greece	2,138,378

	Hong Kong — 3.0%
163,000	Beijing Enterprises Holdings, Ltd.	593,296
94,000	BYD Electronic International Co., Ltd.‡	156,030
430,000	China Everbright, Ltd.	631,643
416,000	China Jinmao Holdings Group, Ltd.	267,729
447,637	China Merchants Port Holdings Co., Ltd.	509,480
1,032,500	China Mobile, Ltd.	7,802,280
40,775	China Mobile, Ltd., ADR	1,535,994
1,922,000	China Overseas Grand Oceans Group, Ltd.	1,117,658
604,000	China Overseas Land & Investment, Ltd.	1,864,348
397,000	China Resources Pharmaceutical Group, Ltd. 144A	237,697
232,000	China South City Holdings, Ltd.	22,388
517,200	China Taiping Insurance Holdings Co., Ltd.	843,057
998,000	China Traditional Chinese Medicine Holdings Co., Ltd.	453,130
944,000	China Unicom Hong Kong, Ltd.	541,022
1,977	China Unicom Hong Kong, Ltd., ADR‡	11,625
738,000	CITIC, Ltd.	768,558
2,375,000	CNOOC, Ltd.	2,476,708
100	CNOOC, Ltd., ADR	10,347
2,254,000	CSPC Pharmaceutical Group, Ltd.	4,487,174
877,000	Far East Horizon, Ltd.	704,175
723,000	Fosun International, Ltd.	830,832
164,000	Hua Hong Semiconductor, Ltd.‡ 144A	298,127
510,000	Lenovo Group, Ltd.	272,482
396,000	MMG, Ltd.*	56,362
704,000	Poly Property Group Co., Ltd.	237,767
189,000	Shanghai Industrial Holdings, Ltd.	284,827
1,337,936	Shenzhen Investment, Ltd.	414,204
1,366,000	Sino-Ocean Group Holding, Ltd.	345,648
88,500	Sinotruk Hong Kong, Ltd.	146,522
147,000	Sun Art Retail Group, Ltd.	217,621
2,974,000	Yuexiu Property Co., Ltd.	534,645

	Total Hong Kong	28,673,376

	Hungary — 0.4%
69,547	MOL Hungarian Oil & Gas Plc	407,785
30,080	OTP Bank Nyrt	868,209
138,351	Richter Gedeon Nyrt	2,596,439

	Total Hungary	3,872,433

	India — 8.7%
44,017	ACC, Ltd.	555,583
51,815	Adani Enterprises, Ltd.	93,128
35,296	Adani Gas, Ltd.	40,113
41,266	Adani Green Energy, Ltd.*	83,880

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	India — continued
20,509	Adani Ports & Special Economic Zone, Ltd.	66,806
104,805	Adani Power, Ltd.*	37,700
19,503	Adani Transmission, Ltd.*	48,974
139,935	Aditya Birla Capital, Ltd.*	76,605
700	Ajanta Pharma, Ltd.	12,581
1,619	Alembic Pharmaceuticals, Ltd.	11,346
1,582	Amara Raja Batteries, Ltd.	9,864
149,810	Ambuja Cements, Ltd.	305,315
100,932	Apollo Tyres, Ltd.	106,450
4,534	Arvind Fashions, Ltd.*	8,722
22,672	Arvind, Ltd.	5,873
360,718	Ashok Leyland, Ltd.	202,684
151,135	Asian Paints, Ltd.	3,278,214
1,268	Atul, Ltd.	65,884
81,810	AU Small Finance Bank, Ltd.	561,522
66,864	Aurobindo Pharma, Ltd.	365,831
236,322	Axis Bank, Ltd.	1,164,349
47,033	Bajaj Auto, Ltd.	1,240,574
50,534	Bajaj Finance, Ltd.	1,455,645
724	Bajaj Finserv, Ltd.	44,013
8,264	Bajaj Holdings & Investment, Ltd.	196,605
7,393	Balkrishna Industries, Ltd.	75,767
101,945	Bank of Baroda*	75,446
53,256	Bata India, Ltd.	858,320
49,320	Bharat Electronics, Ltd.	47,439
19,571	Bharat Forge, Ltd.	60,073
187,690	Bharti Airtel, Ltd.*	1,080,341
14,003	Bharti Infratel, Ltd.	29,341
1,542	Birla Corp., Ltd.	8,394
50,795	Britannia Industries, Ltd.	1,787,461
45,555	Cadila Healthcare, Ltd.	160,699
27,266	Canara Bank*	32,971
6,409	Ceat, Ltd.	68,052
3,469	Century Textiles & Industries, Ltd.	13,285
18,755	Chambal Fertilizers and Chemicals, Ltd.	26,097
222,709	Cholamandalam Investment and Finance Co., Ltd.	438,123
86,800	Cipla, Ltd.	481,239
28,829	City Union Bank, Ltd.	48,813
5,698	Cochin Shipyard, Ltd. 144A	19,748
11,781	Container Corp. Of India, Ltd.	50,736
4,759	Coromandel International, Ltd.	34,210
5,869	Cummins India, Ltd.	25,470
7,339	Dalmia Bharat, Ltd.*	47,768
44,321	DCB Bank, Ltd.	55,128
8,523	DCM Shriram, Ltd.	24,541
4,025	Dilip Buildcon, Ltd. 144A	11,102
102,560	DLF, Ltd.	183,518
3,946	Dr. Reddy’s Laboratories, Ltd.	161,314
1,155	eClerx Services, Ltd.	5,546

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	India — continued
122,423	Edelweiss Financial Services, Ltd.	61,931
16,647	EIH, Ltd.	14,531
16,885	Engineers India, Ltd.	13,389
8,422	Escorts, Ltd.	73,346
73,549	Exide Industries, Ltd.	125,388
542,651	Federal Bank, Ltd.	295,105
2,842	Finolex Cables, Ltd.	7,569
4,764	Finolex Industries, Ltd.	24,729
21,744	Firstsource Solutions, Ltd.	7,783
201,760	GAIL India, Ltd.	201,653
17,950	General Insurance Corp. of India 144A	24,958
33,410	Glenmark Pharmaceuticals, Ltd.	89,571
4,323	Godrej Industries, Ltd.	16,141
49,859	Grasim Industries, Ltd.	312,051
9,916	Great Eastern Shipping Co., Ltd. (The) Class F	26,566
9,733	Gujarat Fluorochemicals, Ltd.*	36,821
6,590	Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	9,925
35,445	Gujarat Pipavav Port, Ltd.	28,508
29,302	Gujarat State Petronet, Ltd.	66,256
540,079	HCL Technologies, Ltd.	3,069,894
322,755	HDFC Bank, Ltd.	3,614,872
29,984	HDFC Bank, Ltd., ADR	1,153,185
291,324	HDFC Life Insurance Co., Ltd.	1,668,669
5,777	Hero MotoCorp, Ltd.	119,678
5,042	Hexaware Technologies, Ltd.	15,020
322,010	Hindalco Industries, Ltd.	403,848
322,311	Housing Development Finance Corp., Ltd.	6,849,631
150,299	ICICI Bank, Ltd.	651,389
13,156	ICICI Bank, Ltd., ADR	111,826
422,223	IDFC First Bank, Ltd.*	115,915
285,672	IDFC, Ltd.	56,255
812,104	Indiabulls Housing Finance, Ltd., ADR	1,045,174
35,342	Indiabulls Real Estate, Ltd.*	19,551
15,841	Indiabulls Ventures, Ltd.	22,932
27,565	Indian Hotels Co., Ltd. (The)	26,989
358,012	Indraprastha Gas, Ltd.	1,813,446
173,326	IndusInd Bank, Ltd.	789,133
492,031	Infosys, Ltd.	4,122,267
223,402	Infosys, Ltd., ADR‡	1,834,130
5,075	Ipca Laboratories, Ltd.	92,845
173,466	Jindal Steel & Power, Ltd.*	188,108
1,025	JK Cement, Ltd.	12,667
41,440	JM Financial, Ltd.	35,238
134,159	JSW Energy, Ltd.	74,507
108,036	JSW Steel, Ltd.	205,518
32,103	Jubilant Foodworks, Ltd.	624,319
14,600	Jubilant Life Sciences, Ltd.	48,672
119,196	Kajaria Ceramics, Ltd.	583,684
4,066	Kalpataru Power Transmission, Ltd.	9,658

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	India — continued
31,854	Karnataka Bank, Ltd. (The)	17,977
56,526	Karur Vysya Bank, Ltd. (The)	15,051
3,700	KEC International, Ltd.	9,144
19,360	KPIT Engineering, Ltd.*	8,955
19,360	KPIT Technologies, Ltd.*	15,670
1,219	KPR Mill, Ltd.	5,459
2,301	KRBL, Ltd.	4,099
127,540	L&T Finance Holdings, Ltd.	86,297
15,604	Larsen & Toubro, Ltd.	165,485
1,896	Laurus Labs, Ltd. 144A	8,192
98,662	LIC Housing Finance, Ltd.	308,049
50,662	Lupin, Ltd.	392,238
144,204	Mahanagar Gas, Ltd.	1,536,578
109,705	Mahindra & Mahindra Financial Services, Ltd.	208,792
81,747	Mahindra & Mahindra, Ltd.	304,384
20,010	Mahindra CIE Automotive, Ltd.*	18,012
613,611	Manappuram Finance, Ltd.	763,206
33,047	Maruti Suzuki India, Ltd.	1,852,019
8,863	Max Financial Services, Ltd.*	44,375
1,238	Mindtree, Ltd.	13,294
1,784,680	Motherson Sumi Systems, Ltd.	1,421,420
3,645	Motilal Oswal Financial Services, Ltd.	23,555
10,836	Mphasis, Ltd.	94,553
1,265	MRF, Ltd.	973,067
126,766	Muthoot Finance, Ltd.	1,012,632
7,410	Natco Pharma, Ltd.	49,816
124,982	National Aluminium Co., Ltd.	47,987
96,063	NCC, Ltd.	24,057
58,239	NIIT Technologies, Ltd.	882,962
274,375	Nippon Life Asset Management, Ltd.	913,346
20,426	NMDC, Ltd.	21,266
19,035	Oberoi Realty, Ltd.	84,410
54,159	PC Jeweller, Ltd.*	8,117
8,118	Persistent Systems, Ltd.	59,015
33,048	Petronet LNG, Ltd.	86,742
1,284	Pfizer, Ltd.	68,008
4,676	Phoenix Mills, Ltd. (The)	35,156
26,959	Piramal Enterprises, Ltd.	332,573
16,221	PNB Housing Finance, Ltd. 144A	34,686
174,603	Power Finance Corp., Ltd.	209,312
21,563	Prestige Estates Projects, Ltd.	48,188
6,287	Quess Corp., Ltd.* 144A	17,407
8,780	Rain Industries, Ltd.	6,443
22,196	Rajesh Exports, Ltd.	163,639
4,988	Ramco Cements, Ltd. (The)	33,820
4,818	Raymond, Ltd.	14,128
93,936	RBL Bank, Ltd. 144A	169,077
190,475	REC, Ltd.	224,560
34,104	Reliance Capital, Ltd.*	2,004

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	India — continued
1,053,348	Reliance Industries, Ltd.	15,312,755
1,729	Reliance Industries, Ltd., GDR 144A	53,008
191,600	Reliance Power, Ltd.*	3,164
2,509	Sadbhav Engineering, Ltd.	980
3,895	Shriram City Union Finance, Ltd.	39,071
41,486	Shriram Transport Finance Co., Ltd.	352,739
8,357	Sobha, Ltd.	14,357
1,607	SRF, Ltd.	58,383
255,206	State Bank of India*	661,043
269,432	Steel Authority of India, Ltd.	82,074
13,458	Strides Pharma Science, Ltd.	57,357
107,390	Sun Pharmaceutical Industries, Ltd.	501,389
10,790	Sun TV Network, Ltd.	40,415
2,941	Sundaram Finance, Ltd.	47,661
8,857	Sunteck Realty, Ltd.	23,946
19,260	Tata Chemicals, Ltd.	56,489
21,956	Tata Consumer Products, Ltd.****	85,602
68,519	Tata Global Beverages, Ltd.	263,981
383,877	Tata Motors, Ltd.*	361,513
99,255	Tata Steel, Ltd.	354,153
13,961	Tech Mahindra, Ltd.	102,839
22,198	Thomas Cook India, Ltd.	6,812
68,915	TV18 Broadcast, Ltd.*	14,085
3,133	UltraTech Cement, Ltd.	132,016
56,007	Union Bank of India*	21,353
544,617	UPL, Ltd.	2,352,704
1,848	Vardhman Textiles, Ltd.	14,914
866,342	Vedanta, Ltd.	751,331
1,107,822	Vodafone Idea, Ltd.*	45,002
39,909	Welspun India, Ltd.	11,445
76,145	Wipro, Ltd.	196,394
3,632	Wockhardt, Ltd.*	8,304
324,058	Yes Bank, Ltd.	95,493
159,350	Zee Entertainment Enterprises, Ltd.	259,877
2,971	Zensar Technologies, Ltd.	3,449

	Total India	81,989,764

	Indonesia — 1.6%
4,188,200	Adaro Energy Tbk PT	252,791
761,600	AKR Corporindo Tbk PT	91,560
3,996,800	Aneka Tambang Tbk PT	109,717
160,000	Astra Agro Lestari Tbk PT	52,529
841,400	Astra International Tbk PT	200,794
104,300	Bank Danamon Indonesia Tbk PT	13,274
2,299,000	Bank Mandiri Persero Tbk PT	657,490
799,500	Bank Maybank Indonesia Tbk PT	6,763
1,157,800	Bank Negara Indonesia Persero Tbk PT	270,280
928,000	Bank Pan Indonesia Tbk PT*	38,836
1,484,800	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	66,428

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Indonesia — continued
956,700	Bank Pembangunan Daerah Jawa Timur Tbk PT	25,589
27,174,800	Bank Rakyat Indonesia Persero Tbk PT	4,997,120
1,273,000	Bank Tabungan Negara Persero Tbk PT	64,858
4,453,700	Bank Tabungan Pensiunan Nasional Syariah Tbk PT*	579,861
1,324,100	Barito Pacific Tbk PT*	58,187
669,500	Bukit Asam Tbk PT	89,174
1,040,000	Bumi Serpong Damai Tbk PT*	42,339
4,209,500	Ciputra Development Tbk PT	114,268
15,100	Gudang Garam Tbk PT	38,015
756,600	Indah Kiat Pulp & Paper Corp. Tbk PT	185,218
160,400	Indo Tambangraya Megah Tbk PT	79,017
3,700	Indocement Tunggal Prakarsa Tbk PT	2,827
683,500	Indofood Sukses Makmur Tbk PT	265,501
371,800	Japfa Comfeed Indonesia Tbk PT	21,441
544,400	Jaya Real Property Tbk PT	12,934
97,200	Link Net Tbk PT	15,663
2,110,500	Medco Energi Internasional Tbk PT*	49,565
682,000	Media Nusantara Citra Tbk PT	37,645
705,900	Mitra Adiperkasa Tbk PT	20,376
131,500	Pabrik Kertas Tjiwi Kimia Tbk PT	31,953
1,351,600	Pakuwon Jati Tbk PT	25,314
228,200	PP Persero Tbk PT	7,665
1,205,900	Puradelta Lestari Tbk PT	10,514
257,300	Semen Indonesia Persero Tbk PT	119,994
78,000	Siloam International Hospitals Tbk PT*	28,537
1,350,500	Summarecon Agung Tbk PT	32,763
22,231,100	Telekomunikasi Indonesia Persero Tbk PT	4,297,465
4,160,000	Unilever Indonesia Tbk PT	1,836,947
219,300	United Tractors Tbk PT	226,639
367,100	Vale Indonesia Tbk PT*	48,419
1,419,900	Waskita Karya Persero Tbk PT	42,019
1,604,800	Wijaya Karya Persero Tbk PT	81,782
855,500	XL Axiata Tbk PT*	104,578

	Total Indonesia	15,354,649

	Japan — 0.2%
253,700	Isuzu Motors, Ltd.	1,672,603

	Luxembourg — 0.2%
5,433	Globant SA*	477,452
19,412	Kernel Holding SA	154,080
147,426	PLAY Communications SA	1,038,690

	Total Luxembourg	1,670,222

	Malaysia — 0.5%
536,700	AirAsia Group Bhd	97,223
370,400	Alliance Bank Malaysia Bhd	161,365
326,600	AMMB Holdings Bhd	224,489
1,600	Batu Kawan Bhd	4,481

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Malaysia — continued
15,500	BIMB Holdings Bhd	11,586
81,500	Boustead Holdings Bhd*	7,783
71,300	Bumi Armada Bhd*	2,208
28,500	Cahya Mata Sarawak Bhd	7,839
599,588	CIMB Group Holdings Bhd	494,175
339,700	DRB-Hicom Bhd	102,171
4,900	Eco World Development Group Bhd*	457
337,000	FGV Holdings Bhd*	65,948
388,163	Gamuda Bhd	251,963
246,800	Genting Bhd	211,731
908,300	Genting Malaysia Bhd	418,927
12,100	Genting Plantations Bhd	26,930
20,900	Hong Leong Bank Bhd	64,439
41,000	Hong Leong Financial Group Bhd	128,473
669,400	IJM Corp. Bhd	244,471
328,300	IOI Properties Group Bhd	72,092
131,000	Lotte Chemical Titan Holding Bhd 144A	34,641
72,000	Magnum Bhd	31,503
121,240	Malayan Banking Bhd	207,955
68,700	Malaysia Airports Holdings Bhd	68,192
683,234	Malaysia Building Society Bhd	87,598
326,100	Malaysian Resources Corp. Bhd	29,122
118,500	MISC Bhd	203,605
102,700	MMC Corp. Bhd	14,218
80,200	Oriental Holdings Bhd	93,842
69,600	Petronas Chemicals Group Bhd	80,567
11,700	Pos Malaysia Bhd	1,905
5,100	PPB Group Bhd	19,350
70,200	Public Bank Bhd	256,496
293,600	RHB Bank Bhd	316,010
1,152,800	Sapura Energy Bhd	20,894
7,800	Scientex Bhd	13,544
705,200	Sime Darby Bhd	274,236
842,500	Sime Darby Property Bhd	105,083
556,153	SP Setia Bhd Group	94,229
364,396	Sunway Bhd	129,452
523,700	UEM Sunrise Bhd*	47,088
241,300	UOA Development Bhd	89,759
30,000	Yinson Holdings Bhd	32,969
737,900	YTL Corp. Bhd	122,443

	Total Malaysia	4,973,452

	Mexico — 2.0%
42,023	ALEATICA SAB de CV‡	31,348
721,077	Alfa SAB de CV Class A	194,875
147,998	Alpek SAB de CV‡	53,813
44,702	Arca Continental SAB de CV	182,453
196,588	Banco del Bajio SA 144A	171,622
1,601	Becle SAB de CV	1,968

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Mexico — continued
1,880,950	Cemex SAB de CV	398,492
130,050	Cemex SAB de CV, ADR	275,706
12,081	Coca-Cola Femsa SAB de CV	48,913
560	Coca-Cola Femsa SAB de CV, ADR	22,529
52,276	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	179,307
22,334	El Puerto de Liverpool SAB de CV‡	48,658
3,271,686	Fibra Uno Administracion SA de CV REIT	2,596,792
38,616	Fomento Economico Mexicano SAB de CV	237,415
732	Fomento Economico Mexicano SAB de CV, ADR	44,293
1,501,303	Gentera SAB de CV	586,845
354,500	Grupo Aeroportuario del Centro Norte SAB de CV	1,213,136
476,200	Grupo Aeroportuario del Pacifico SAB de CV Class B	2,603,554
39,702	Grupo Bimbo SAB de CV Series A	58,878
20,999	Grupo Carso SAB de CV Series A-1	41,704
31,565	Grupo Cementos de Chihuahua SAB de CV‡	94,187
37,401	Grupo Comercial Chedraui SA de CV	39,985
8,048	Grupo Elektra SAB DE CV	469,996
636,595	Grupo Financiero Banorte SAB de CV Series O	1,763,853
153,751	Grupo Financiero Inbursa SAB de CV Series O	111,417
34,200	Grupo Lala SAB de CV‡	15,730
342,610	Grupo Mexico SAB de CV Series B	642,451
76,700	Grupo Sanborns SAB de CV	75,199
369,959	Grupo Televisa SAB‡	435,418
19,886	Grupo Televisa SAB, ADR	115,339
71,973	Industrias Bachoco SAB de CV Series B‡	205,556
14,508	Industrias CH SAB de CV Series B	54,360
29,718	Industrias Penoles SAB de CV	201,952
46,199	Megacable Holdings SAB de CV	127,278
131,345	Orbia Advance Corp. SAB de CV	146,466
14,495	Organizacion Soriana SAB de CV Class B	11,048
20,910	Promotora y Operadora de Infraestructura SAB de CV*	141,873
1,809	Promotora y Operadora de Infraestructura SAB de CV Series L*	9,639
2,046,800	Wal-Mart de Mexico SAB de CV	4,876,356

	Total Mexico	18,530,404

	Netherlands — 0.8%
41,213	Unilever NV	2,020,163
25,779	X5 Retail Group NV, Reg S, GDR‡‡‡	692,361
3,300	X5 Retail Group NV, Reg S (London Exchange), GDR‡‡‡	89,100
144,648	Yandex NV Class A*	4,925,264

	Total Netherlands	7,726,888

	Papua New Guinea — 0.1%
498,876	Oil Search, Ltd.	755,127

	Philippines — 0.3%
102,600	8990 Holdings, Inc.*	24,103
1,055,400	Alliance Global Group, Inc.*	144,245
8,223	Altus San Nicolas Corp.* ****	628

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Philippines — continued
16,800	Ayala Corp.	153,805
122,369	Bank of the Philippine Islands	147,394
59,710	BDO Unibank, Inc.	122,411
6,590	Cebu Air, Inc.	5,865
156,200	China Banking Corp.	62,001
217,800	Cosco Capital, Inc.	20,348
1,063,900	DMCI Holdings, Inc.	79,070
33,900	Eagle Cement Corp.	4,916
204,200	Emperador, Inc.	32,081
160,300	Filinvest Development Corp.	26,599
5,355	GT Capital Holdings, Inc.	42,506
191,740	JG Summit Holdings, Inc.	195,789
416,900	LT Group, Inc.	67,877
2,448,300	Megaworld Corp.	120,916
193,946	Metropolitan Bank & Trust Co.	150,493
693,000	Nickel Asia Corp.	21,211
448,700	Petron Corp.	22,281
90,389	Philippine National Bank*	35,433
72,220	Pilipinas Shell Petroleum Corp.	26,730
3,135	PLDT, Inc.	69,761
700	PLDT, Inc., ADR	14,392
95,700	Puregold Price Club, Inc.	68,729
427,100	Robinsons Land Corp.	123,910
130,730	Robinsons Retail Holdings, Inc.	145,910
44,120	San Miguel Corp.	79,259
12,670	San Miguel Food and Beverage, Inc.	12,441
80,330	Security Bank Corp.	167,764
89,300	Semirara Mining & Power Corp.	19,292
4,270	Top Frontier Investment Holdings, Inc.*	12,814
28,020	Union Bank of the Philippines	29,283
1,677,500	Vista Land & Lifescapes, Inc.	134,818

	Total Philippines	2,385,075

	Poland — 0.5%
24,001	Alior Bank SA*	74,231
25,906	Asseco Poland SA	361,409
3,841	Bank Handlowy w Warszawie SA	38,796
95,985	Bank Millennium SA*	74,306
5,174	Bank Polska Kasa Opieki SA	69,773
7,436	Cyfrowy Polsat SA	42,754
74,743	Dino Polska SA*	2,911,530
73,605	Enea SA*	83,760
6,244	Grupa Lotos SA	77,739
18,657	KGHM Polska Miedz SA*	267,821
2,127	mBank SA*	113,330
97,901	PGE Polska Grupa Energetyczna SA*	89,486
32,600	Polski Koncern Naftowy ORLEN SA	436,147
30,403	Powszechna Kasa Oszczednosci Bank Polski SA	165,220

	Total Poland	4,806,302

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Russia — 2.0%
671,806	Gazprom PJSC, ADR	3,095,016
475,512	Gazprom PJSC (OTC Exchange), ADR‡	2,168,335
16,700	LUKOIL PJSC, ADR	987,972
55,674	LUKOIL PJSC (Euroclear Shares), ADR	3,318,116
37,200	MMC Norilsk Nickel PJSC, ADR‡	902,472
144,257	MMC Norilsk Nickel PJSC (London Exchange), ADR	3,572,280
67,034	Rosneft Oil Co. PJSC, Reg S, GDR‡‡‡	270,459
72,100	Sberbank of Russia PJSC, ADR	677,740
293,606	Sberbank of Russia PJSC (London Exchange), ADR	2,781,945
2,400	Tatneft PJSC, ADR‡	90,960
18,888	Tatneft PJSC, ADR	792,309
303,080	VTB Bank PJSC, Reg S, GDR‡‡‡	250,041
20,403	VTB Bank PJSC, Reg S (London Exchange), GDR‡‡‡	16,724

	Total Russia	18,924,369

	Singapore — 0.2%
168,880	United Overseas Bank, Ltd.	2,308,665

	South Africa — 2.1%
97,313	Absa Group, Ltd.	407,807
16,669	AECI, Ltd.	68,401
153,165	African Rainbow Minerals, Ltd.	860,022
1,461	Anglo American Platinum, Ltd.	61,479
29,672	AngloGold Ashanti, Ltd.	507,808
61,242	Aspen Pharmacare Holdings, Ltd.*	316,634
1,357	Assore, Ltd.	22,582
94,040	Barloworld, Ltd.	339,656
149,927	Bid Corp., Ltd.‡	1,777,132
318,327	Bidvest Group, Ltd. (The)	2,599,966
56,605	Capitec Bank Holdings, Ltd.	2,775,270
198,635	Clicks Group, Ltd.	2,860,712
65,938	Discovery, Ltd.‡	287,126
8,192	Distell Group Holdings, Ltd.	35,714
68,610	Exxaro Resources, Ltd.	379,558
114,112	FirstRand, Ltd.‡	256,740
35,294	Foschini Group, Ltd. (The)	133,469
41,113	Gold Fields, Ltd.	199,740
186,776	Gold Fields, Ltd., ADR	887,186
28,470	Impala Platinum Holdings, Ltd.‡	120,421
7,646	Imperial Logistics, Ltd.‡	11,303
38,754	Investec, Ltd.	73,570
670,720	KAP Industrial Holdings, Ltd.	56,155
2,551	Kumba Iron Ore, Ltd.	39,794
46,699	Liberty Holdings, Ltd.‡	172,942
212,016	Life Healthcare Group Holdings, Ltd.	218,863
35	Massmart Holdings, Ltd.*‡	54
322,921	Momentum Metropolitan Holdings	281,301
55,245	Motus Holdings, Ltd.	83,621
165,842	MTN Group, Ltd.‡	448,108

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	South Africa — continued
50,344	Nedbank Group, Ltd.	232,584
30,344	Netcare, Ltd.	25,450
19,377	Ninety One, Ltd.*	37,268
7,817	Northam Platinum, Ltd.*	30,122
597,072	Old Mutual, Ltd.‡	395,410
6,630	PSG Group, Ltd.	47,819
55,632	Reunert, Ltd.	134,430
69,664	Sanlam, Ltd.	198,997
145,744	Sappi, Ltd.*	171,117
45,095	Sasol, Ltd.*	90,940
8,988	Sasol, Ltd., ADR*‡	18,066
19,754	Shoprite Holdings, Ltd.	137,976
209,036	Sibanye Stillwater, Ltd.*	264,162
161,774	Standard Bank Group, Ltd.	926,374
85,548	Telkom SA SOC, Ltd.	98,042
8,993	Tiger Brands, Ltd.	93,019
34,879	Tongaat Hulett, Ltd.*	4,277
54,516	Transaction Capital, Ltd.	37,353
64,145	Truworths International, Ltd.	89,597
28,545	Tsogo Sun Gaming, Ltd.	4,932
23,147	Vodacom Group, Ltd.	152,145

	Total South Africa	19,473,214

	South Korea — 9.2%
1,671	AK Holdings, Inc.	24,326
6,100	Asiana Airlines, Inc.*	16,574
4,361	BGF Co., Ltd.	13,057
785	Binggrae Co., Ltd.	30,853
93,516	BNK Financial Group, Inc.	337,729
45,156	Cheil Worldwide, Inc.	581,407
492	Chongkundang Holdings Corp.	42,399
1,174	CJ CheilJedang Corp.	205,653
5,022	CJ Corp.	262,733
870	CJ ENM Co., Ltd.	73,123
809	CJ Logistics Corp.*	90,213
5,530	Daeduck Electronics Co.	32,666
2,932	Daekyo Co., Ltd.	14,127
9,583	Daelim Industrial Co., Ltd.	574,237
4,930	Daesang Corp.	67,873
13,546	Daewoo Engineering & Construction Co., Ltd.*	32,171
3,025	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	33,056
2,926	Daewoong Co., Ltd.	26,630
10,431	Daishin Securities Co., Ltd.	72,483
14,584	Daou Technology, Inc.	174,889
16,309	DB Insurance Co., Ltd.	462,451
62,490	DGB Financial Group, Inc.	233,445
383	Dong-A ST Co., Ltd.	25,076
26,905	Dongkuk Steel Mill Co., Ltd.*	80,551
10,840	Dongwon Development Co., Ltd.	29,005

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	South Korea — continued
442	Dongwon Industries Co., Ltd.	62,248
6,241	Doosan Bobcat, Inc.	90,384
534	Doosan Co., Ltd.	14,454
1,787	Doosan Fuel Cell Co., Ltd.*	7,572
64,498	Doosan Heavy Industries & Construction Co., Ltd.*	177,598
66,417	Doosan Infracore Co., Ltd.*	169,705
985	Doosan Solus Co., Ltd.*	14,637
548	DoubleUGames Co., Ltd.	19,423
58,413	Douzone Bizon Co., Ltd.	3,843,937
7,232	E-MART, Inc.‡	625,378
10,566	Eugene Corp.	28,862
27,173	F&F Co., Ltd.	2,059,038
21,183	Fila Korea, Ltd.	496,494
1,313	Green Cross Holdings Corp.	21,362
20,632	GS Engineering & Construction Corp.	342,858
9,805	GS Holdings Corp.	294,220
540	GS Home Shopping, Inc.	46,599
2,876	Halla Holdings Corp.	63,608
48,912	Hana Financial Group, Inc.	911,977
5,719	Handsome Co., Ltd.	90,757
538	Hanil Cement Co., Ltd.	26,973
442	Hanil Holdings Co., Ltd.	12,317
2,473	Hanjin Transportation Co., Ltd.	61,830
21,275	Hankook Tire & Technology Co., Ltd.	335,110
776	Hansol Paper Co., Ltd.	6,642
2,622	Hanwha Aerospace Co., Ltd.*	43,695
14,190	Hanwha Corp.	176,254
6,843	Hanwha Investment & Securities Co., Ltd.*	7,762
106,293	Hanwha Life Insurance Co., Ltd.	120,092
36,127	Hanwha Solutions Corp.	390,150
19,079	Harim Holdings Co., Ltd.	79,168
18,034	HDC Holdings Co., Ltd.	108,739
1,275	Huchems Fine Chemical Corp.	15,334
156	Hyosung Advanced Materials Corp.*	7,732
111	Hyosung Chemical Corp.	7,426
2,448	Hyosung Corp.	121,218
62	Hyosung TNC Co., Ltd.	5,554
5,318	Hyundai Construction Equipment Co., Ltd.*	64,638
4,891	Hyundai Department Store Co., Ltd.	234,552
16,209	Hyundai Engineering & Construction Co., Ltd.	359,525
470	Hyundai Glovis Co., Ltd.	34,650
22,628	Hyundai Greenfood Co., Ltd.	121,125
1,587	Hyundai Heavy Industries Holdings Co., Ltd.	254,503
2,815	Hyundai Home Shopping Network Corp.	132,438
22,088	Hyundai Marine & Fire Insurance Co., Ltd.	405,813
8,249	Hyundai Mipo Dockyard Co., Ltd.	180,229
20,544	Hyundai Mobis Co., Ltd.	2,829,111
19,477	Hyundai Motor Co.	1,403,411
27,909	Hyundai Steel Co.	405,984

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	South Korea — continued
6,715	Hyundai Wia Corp.	145,683
42,311	Industrial Bank of Korea	258,064
2,322	IS Dongseo Co., Ltd.	42,407
63,062	JB Financial Group Co., Ltd.	228,899
57,989	KB Financial Group, Inc.	1,618,012
1,703	KCC Corp.	179,212
1,600	KCC Glass Corp.*	23,705
39,323	Kia Motors Corp.	831,999
2,487	KIWOOM Securities Co., Ltd.	141,654
3,198	Koh Young Technology, Inc.	203,518
7,191	Kolon Industries, Inc.	174,479
6,176	Korea Asset In Trust Co., Ltd.	9,874
1,724	Korea Electric Terminal Co., Ltd.	34,133
7,407	Korea Investment Holdings Co., Ltd.	299,282
5,996	Korea Line Corp.*	64,665
1,596	Korea Petrochemical Ind Co., Ltd.	113,191
86,346	Korea Real Estate Investment & Trust Co., Ltd.	115,476
1,163	Korea Shipbuilding & Offshore Engineering Co., Ltd.*	74,167
3,184	Korea Zinc Co., Ltd.	922,765
8,253	Korean Air Lines Co., Ltd.*	125,370
43,846	Korean Reinsurance Co.	260,254
7,563	KT Skylife Co., Ltd.	37,542
1,911	Kumho Industrial Co., Ltd.	9,712
1,494	Kumho Petrochemical Co., Ltd.	78,671
12,423	Kumho Tire Co., Inc.*	31,024
9,969	LF Corp.	87,370
18,330	LG Chem, Ltd.	4,538,110
2,708	LG Corp.	129,948
37,842	LG Display Co., Ltd.*	339,631
11,453	LG Electronics, Inc.	447,143
2,907	LG Hausys, Ltd.	83,524
6,323	LG HelloVision Co., Ltd.	15,800
5,941	LG Household & Health Care, Ltd.	5,434,722
10,573	LG Innotek Co., Ltd.	973,050
14,270	LG International Corp.	106,053
6,768	LG Uplus Corp.	59,665
1,034	LIG Nex1 Co., Ltd.	16,242
2,136	Lock&Lock Co., Ltd.*	15,679
2,783	Lotte Chemical Corp.	436,288
971	Lotte Chilsung Beverage Co., Ltd.	66,960
123	Lotte Confectionery Co., Ltd.	10,586
3,868	Lotte Fine Chemical Co., Ltd.	97,676
40	Lotte Food Co., Ltd.	9,771
4,985	Lotte Himart Co., Ltd.	63,164
3,942	Lotte Shopping Co., Ltd.	240,264
6,096	LS Corp.	143,656
1,230	LS Industrial Systems Co., Ltd.	34,510
32,450	Mando Corp.	545,267
11,225	Meritz Financial Group, Inc.	93,987

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	South Korea — continued
4,269	Meritz Fire & Marine Insurance Co., Ltd.	42,278
91,826	Meritz Securities Co., Ltd.	210,424
32,691	Mirae Asset Daewoo Co., Ltd.	139,516
30,912	Mirae Asset Life Insurance Co., Ltd.	77,911
2,471	Namhae Chemical Corp.	14,037
17,716	NAVER Corp.	2,437,072
4,200	NCSoft Corp.	2,223,319
15,440	Nexen Tire Corp.	58,637
49,662	NH Investment & Securities Co., Ltd.	362,267
1,141	NHN Corp.*	63,981
3,163	NICE Holdings Co., Ltd.	47,150
74,561	NICE Information Service Co., Ltd.	811,428
4,274	NongShim Co., Ltd.	1,011,182
5,227	OCI Co., Ltd.*	146,949
12,004	Orion Corp.	1,128,145
10,361	Orion Holdings Corp.	101,702
37,599	Pan Ocean Co., Ltd.*	90,532
9,343	Poongsan Corp.	132,428
11,637	POSCO	1,526,904
4,691	Posco International Corp.	43,272
1,276	S&T Motiv Co., Ltd.	28,710
1,347	S-Oil Corp.	62,324
3,815	Samsung C&T Corp.	277,059
8,536	Samsung Card Co., Ltd.	207,921
310,447	Samsung Electronics Co., Ltd.	12,065,247
5,500	Samsung Electronics Co., Ltd., GDR‡‡‡‡	5,461,500
4,455	Samsung Electronics Co., Ltd. (London Exchange) Reg S, GDR‡‡‡	4,399,325
4,248	Samsung Fire & Marine Insurance Co., Ltd.	531,332
11,648	Samsung Heavy Industries Co., Ltd.*	36,629
11,402	Samsung Life Insurance Co., Ltd.	399,084
16,512	Samsung Securities Co., Ltd.	392,269
1,020	Samyang Corp.	25,075
1,710	Samyang Holdings Corp.	57,325
5,459	Sangsangin Co., Ltd.	27,014
5,781	Seah Besteel Corp.	35,244
2,785	Sebang Global Battery Co., Ltd.	58,963
30,224	SFA Engineering Corp.	765,107
183,097	Shinhan Financial Group Co., Ltd.	4,261,105
5,882	Shinsegae International, Inc.	902,722
2,572	Shinsegae, Inc.	457,612
731	Shinyoung Securities Co., Ltd.	27,564
26,788	Silicon Works Co., Ltd.	598,489
1,007	Sindoh Co., Ltd.	18,311
1,323	SK Chemicals Co., Ltd.	91,599
4,094	SK Discovery Co., Ltd.	70,712
611	SK Gas, Ltd.	31,284
1,247	SK Holdings Co., Ltd.	168,984
6,887	SK Innovation Co., Ltd.	482,845
56,615	SK Networks Co., Ltd.	208,920

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	South Korea — continued
1,642	SKC Co., Ltd.	49,242
6,228	SL Corp.	66,914
30,543	Soulbrain Co., Ltd.	1,571,887
5,187	Ssangyong Cement Industrial Co., Ltd.	19,047
617	Ssangyong Motor Co.*	712
168	Taekwang Industrial Co., Ltd.	85,877
11,802	Taeyoung Engineering & Construction Co., Ltd.	109,174
14,048	Tongyang Life Insurance Co., Ltd.	26,886
2,147	Unid Co., Ltd.	59,717
2,296	WiSoL Co., Ltd.	16,981
81,365	Woori Financial Group, Inc.	503,804
86	Young Poong Corp.	33,328
4,442	Youngone Corp.	80,750
2,086	Youngone Holdings Co., Ltd.	56,545
46,630	Yuanta Securities Korea Co., Ltd.*	75,032
3,887	Yuhan Corp.	727,908

	Total South Korea	87,185,850

	Spain — 0.0%
16,331	CEMEX Latam Holdings SA*	5,993

	Switzerland — 0.3%
178,699	ABB, Ltd.	3,125,585

	Taiwan — 12.8%
372,900	Accton Technology Corp.	1,978,140
451,000	Acer, Inc.	232,686
92,000	Aerospace Industrial Development Corp.	81,082
16,991	Arcadyan Technology Corp.	37,695
74,000	Ardentec Corp.	51,033
123,000	ASE Technology Holding Co., Ltd.	235,774
1,326,000	Asia Cement Corp.	1,727,882
22,000	Asia Optical Co., Inc.	43,522
34,000	Asia Vital Components Co., Ltd.	33,355
105,000	Asustek Computer, Inc.	710,123
2,760,000	AU Optronics Corp.	572,332
304,000	Bioteque Corp.	938,512
45,000	Brighton-Best International Taiwan, Inc.	40,177
537,140	Capital Securities Corp.	166,633
48,000	Career Technology MFG. Co., Ltd.	37,234
38,000	Catcher Technology Co., Ltd.	241,635
1,067,058	Cathay Financial Holding Co., Ltd.	1,245,709
260,000	Cathay Real Estate Development Co., Ltd.	148,337
26,519	Center Laboratories, Inc.	34,706
356,049	Chang Hwa Commercial Bank, Ltd.	224,315
27,000	Charoen Pokphand Enterprise	52,774
335,000	Cheng Loong Corp.	227,675
69,000	Cheng Shin Rubber Industry Co., Ltd.	70,286
163,000	Cheng Uei Precision Industry Co., Ltd.	157,704

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Taiwan — continued
35,110	Chicony Electronics Co., Ltd.	88,012
55,000	Chilisin Electronics Corp.	147,001
141,000	Chin-Poon Industrial Co., Ltd.	97,006
828,000	China Airlines, Ltd.	181,022
266,000	China Bills Finance Corp.	123,152
1,889,000	China Development Financial Holding Corp.	463,578
20,278	China General Plastics Corp.	9,491
854,335	China Life Insurance Co., Ltd.*	476,151
430,260	China Man-Made Fiber Corp.	74,285
63,000	China Metal Products	47,090
70,800	China Motor Corp.	58,306
460,950	China Petrochemical Development Corp.	111,748
1,590,000	China Steel Corp.	996,477
70,000	Chipbond Technology Corp.	114,602
162,944	ChipMOS Technologies, Inc.	141,385
26,000	Chong Hong Construction Co., Ltd.	64,578
385,000	Chung Hung Steel Corp.	84,431
1,334,000	Compal Electronics, Inc.	763,239
128,000	Compeq Manufacturing Co., Ltd.	129,668
178,000	Coretronic Corp.	165,428
2,539,000	CTBC Financial Holding Co., Ltd.	1,503,132
80,000	CTCI Corp.	77,522
51,000	Delta Electronics, Inc.	203,253
190,000	E Ink Holdings, Inc.	152,456
5,287,459	E.Sun Financial Holding Co., Ltd.	4,241,001
565,100	Elite Material Co., Ltd.	1,946,657
7,000	Ennoconn Corp.	34,733
77,000	EnTie Commercial Bank Co., Ltd.	33,039
115,000	Epistar Corp.*	96,444
128,740	Eternal Materials Co., Ltd.	96,011
572,208	Eva Airways Corp.	168,253
182,000	Evergreen International Storage & Transport Corp.	69,219
750,060	Evergreen Marine Corp. Taiwan, Ltd.*	229,466
180,000	Everlight Electronics Co., Ltd.	146,022
435,000	Far Eastern Department Stores, Ltd.	311,450
1,026,282	Far Eastern International Bank	341,128
476,000	Far Eastern New Century Corp.	355,001
135,000	Farglory Land Development Co., Ltd.	169,668
55,000	Feng Hsin Steel Co., Ltd.	83,941
127,400	Feng TAY Enterprise Co., Ltd.	547,802
277,750	First Financial Holding Co., Ltd.	180,512
335,000	FLEXium Interconnect, Inc.	1,036,382
33,000	Formosa Advanced Technologies Co., Ltd.	35,418
144,000	Formosa Chemicals & Fibre Corp.	319,101
35,000	Formosa Petrochemical Corp.	93,260
182,000	Formosa Plastics Corp.	452,063
7,000	Formosa Sumco Technology Corp.	29,561
263,000	Formosa Taffeta Co., Ltd.	267,889
293,000	Foxconn Technology Co., Ltd.	479,694

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Taiwan — continued
923,000	Fubon Financial Holding Co., Ltd.	1,146,271
48,000	Getac Technology Corp.	66,676
62,000	Gigabyte Technology Co., Ltd.	103,230
385,000	Grand Pacific Petrochemical*	164,271
152,000	Grape King Bio, Ltd.	982,568
80,298	Great Wall Enterprise Co., Ltd.	98,126
29,000	Greatek Electronics, Inc.	40,283
129,476	Hannstar Board Corp.	139,025
801,000	HannStar Display Corp.	137,241
58,000	Highwealth Construction Corp.	77,691
16,000	Holy Stone Enterprise Co., Ltd.	46,365
1,669,200	Hon Hai Precision Industry Co., Ltd.	3,859,003
445,120	Hua Nan Financial Holdings Co., Ltd.	265,728
23,000	Huaku Development Co., Ltd.	62,830
158,880	Hung Sheng Construction, Ltd.*	78,420
795,766	IBF Financial Holdings Co., Ltd.	272,347
2,696,000	Innolux Corp.	466,377
309,809	International CSRC Investment Holdings Co.	196,993
134,000	Inventec Corp.	101,901
417,790	Jih Sun Financial Holdings Co., Ltd.	121,870
76,000	Kenda Rubber Industrial Co., Ltd.	65,092
19,000	Kerry TJ Logistics Co., Ltd.	22,809
51,000	Kindom Development Co., Ltd.	38,182
124,000	King Yuan Electronics Co., Ltd.	122,318
300,000	King’s Town Bank Co., Ltd.	281,301
436,000	Kinpo Electronics	141,910
123,000	Kinsus Interconnect Technology Corp.	164,581
178,000	Lite-On Technology Corp., ADR	240,746
260,076	Longchen Paper & Packaging Co., Ltd.	99,355
3,000	Lotes Co., Ltd.	26,776
14,000	Lung Yen Life Service Corp.	25,017
119,000	Macronix International	98,375
8,000	Marketech International Corp.	14,555
283,000	MediaTek, Inc.	3,014,232
445,000	Mega Financial Holding Co., Ltd.	418,701
114,480	Mercuries & Associates Holding, Ltd.*	76,317
342,445	Mercuries Life Insurance Co., Ltd.*	92,032
21,000	Merry Electronics Co., Ltd.	85,316
835,200	Micro-Star International Co., Ltd.	2,450,200
15,000	Namchow Holdings Co., Ltd.	19,718
47,000	Nan Kang Rubber Tire Co., Ltd.	60,236
211,000	Nan Ya Plastics Corp.	381,745
103,000	Nan Ya Printed Circuit Board Corp.*	187,373
44,000	Nantex Industry Co., Ltd.	38,873
42,000	Nanya Technology Corp.	74,607
461,000	Novatek Microelectronics Corp.	2,622,479
384,000	O-Bank Co., Ltd.*	81,685
94,000	Oriental Union Chemical Corp.	44,303
291,000	Pegatron Corp.	558,241

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Taiwan — continued
9,000	Phison Electronics Corp.	73,832
582,000	Pou Chen Corp.	493,746
441,000	Powertech Technology, Inc.	1,235,035
119,000	President Securities Corp.	50,728
765,000	Primax Electronics, Ltd.	961,272
378,000	Prince Housing & Development Corp.	114,141
455,000	Qisda Corp., ADR	222,723
5,000	Quang Viet Enterprise Co., Ltd.	19,100
96,000	Quanta Computer, Inc.	191,139
773,200	Radiant Opto-Electronics Corp.	1,990,891
79,560	Radium Life Tech Co., Ltd.	23,577
382,000	Realtek Semiconductor Corp.	2,760,827
25,000	Ruentex Industries, Ltd.*	57,380
136,000	Sanyang Motor Co., Ltd.	87,025
20,000	Sercomm Corp.	41,540
80,000	Shihlin Electric & Engineering Corp.	105,030
1,762,651	Shin Kong Financial Holding Co., Ltd.*	444,827
24,000	Shin Zu Shing Co., Ltd.	92,484
18,000	Shinkong Insurance Co., Ltd.	20,032
508,000	Shinkong Synthetic Fibers Corp.	168,016
43,342	Sigurd Microelectronics Corp.	43,770
248,000	Simplo Technology Co., Ltd.	2,143,235
33,000	Sino-American Silicon Products, Inc.	83,781
1,454,480	SinoPac Financial Holdings Co., Ltd.	531,564
34,000	Sinyi Realty, Inc.	26,482
726,000	Sunonwealth Electric Machine Industry Co., Ltd.	753,949
187,000	Synnex Technology International Corp.	227,744
5,000	Systex Corp.	12,170
119,530	TA Chen Stainless Pipe	106,342
771,983	Taichung Commercial Bank Co., Ltd.	264,256
1,381,703	Taishin Financial Holding Co., Ltd.	534,672
1,388,514	Taiwan Business Bank	445,006
1,519,909	Taiwan Cement Corp.	1,985,655
1,269,085	Taiwan Cooperative Financial Holding Co., Ltd.	770,214
397,000	Taiwan Glass Industry Corp.	97,037
45,000	Taiwan Hon Chuan Enterprise Co., Ltd.	73,602
33,000	Taiwan Paiho, Ltd.	56,868
1,406,000	Taiwan Semiconductor Manufacturing Co., Ltd.	12,549,975
572,096	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	27,340,468
28,000	Taiwan Shin Kong Security Co., Ltd.	31,577
26,000	Taiwan Surface Mounting Technology Corp.	58,278
52,000	Tatung Co., Ltd.*	33,323
595,000	Teco Electric and Machinery Co., Ltd.	474,218
256,000	Ton Yi Industrial Corp.	67,735
15,000	Tong Hsing Electronic Industries, Ltd.	52,844
74,000	Tong Yang Industry Co., Ltd.	78,325
18,000	Topco Scientific Co., Ltd.	53,173
20,000	Transcend Information, Inc.	43,632
852,000	Tripod Technology Corp.	2,629,769

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Taiwan — continued
115,000	TSRC Corp.	55,343
339,000	Tung Ho Steel Enterprise Corp.	242,167
49,000	TXC Corp.	70,866
212,000	U-Ming Marine Transport Corp.	182,299
2,574,000	Uni-President Enterprises Corp.	5,584,231
80,000	Unimicron Technology Corp.	82,918
514,577	Union Bank Of Taiwan*	168,145
54,700	Unitech Printed Circuit Board Corp.	34,563
1,709,000	United Microelectronics Corp.	764,527
236,887	UPC Technology Corp.	62,444
420,780	USI Corp.	139,870
61,000	Wafer Works Corp.	52,360
59,000	Wah Lee Industrial Corp.	93,274
468,000	Walsin Lihwa Corp.	168,352
19,000	Walsin Technology Corp.	99,236
180,000	Wan Hai Lines, Ltd.	81,859
910,000	Winbond Electronics Corp.	341,649
906,447	Wistron Corp.	734,572
28,560	Wistron NeWeb Corp.	49,406
68,700	Wiwynn Corp.	1,569,671
255,720	WPG Holdings, Ltd.	300,240
107,000	WT Microelectronics Co., Ltd.	120,675
7,000	Yageo Corp.	62,311
459,000	Yang Ming Marine Transport Corp.*	76,349
388,000	YFY, Inc.	146,977
318,331	Yieh Phui Enterprise Co., Ltd.	81,797
1,474,000	Yuanta Financial Holding Co., Ltd.	758,115
15,100	Yulon Finance Corp.	42,318
435,000	Yulon Motor Co., Ltd.	211,495

	Total Taiwan	120,401,378

	Thailand — 1.5%
2,274,100	Airports of Thailand PCL Class F	3,558,001
903,400	AP Thailand PCL Class F	104,582
385,200	Bangchak Corp. PCL Class F	178,459
50,100	Bangkok Bank PCL, NVDR	153,385
876,200	Bangkok Land PCL Class F	21,893
216,500	Bangkok Life Assurance PCL, NVDR	79,077
1,175,700	Banpu PCL Class F	191,873
46,300	Berli Jucker PCL Class F	57,538
163,200	Charoen Pokphand Foods PCL Class F	120,813
1,613,300	CP ALL PCL Class F	2,986,455
28,300	Delta Electronics Thailand PCL Class F	29,320
128,800	Esso Thailand PCL Class F	16,641
52,400	GFPT PCL Class F	13,973
216,000	Hana Microelectronics PCL Class F	151,383
189,000	Indorama Ventures PCL Class F	123,245
2,994,600	IRPC PCL Class F	195,214
98,600	Kasikornbank PCL, NVDR	274,822

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Thailand — continued
147,700	Kasikornbank PCL Class F	409,450
57,500	Kiatnakin Bank PCL Class F	68,316
575,700	Krung Thai Bank PCL Class F	202,060
710,600	Krungthai Card PCL Class F	589,854
108,300	MBK PCL Class F	43,507
69,700	Precious Shipping PCL Class F*	5,430
251,100	Pruksa Holding PCL Class F	71,392
124,300	PTT Exploration & Production PCL Class F	259,732
289,500	PTT Global Chemical PCL Class F	268,966
628,500	PTT PCL Class F	588,747
2,281,600	Quality Houses PCL Class F	130,070
30,500	Siam Cement PCL (The) Class F	298,005
140,300	Siam Commercial Bank PCL (The) Class F	298,815
62,100	Sri Trang Agro-Industry PCL Class F	21,001
594,200	Star Petroleum Refining PCL Class F	80,029
661,900	Supalai PCL Class F	302,404
146,800	Thai Airways International PCL Class F*	14,580
250,400	Thai Oil PCL Class F	234,543
231,000	Thai Union Group PCL Class F	97,118
746,400	Thanachart Capital PCL Class F	744,173
314,300	Tisco Financial Group PCL Class F	657,801
5,275,336	TMB Bank PCL Class F	143,290
791,400	TPI Polene PCL Class F	26,959
298,400	TPI Polene Power PCL Class F	28,052
3,559,100	True Corp. PCL Class F	340,429
50,400	Vinythai PCL Class F	27,183
345,500	WHA Corp. PCL Class F	23,423

	Total Thailand	14,232,003

	Turkey — 0.3%
382,463	Akbank T.A.S.*	319,145
9,640	Anadolu Efes Biracilik Ve Malt Sanayii AS	25,162
369,000	Aselsan Elektronik Sanayi Ve Ticaret AS	1,296,617
87,117	Dogan Sirketler Grubu Holding AS	19,868
79,680	Enka Insaat ve Sanayi AS	74,476
67,443	Eregli Demir ve Celik Fabrikalari TAS	75,850
23,713	KOC Holding AS	48,248
863	Pegasus Hava Tasimaciligi AS*	4,373
16,306	Selcuk Ecza Deposu Ticaret ve Sanayi AS	18,295
30,173	Soda Sanayii AS	23,001
218,592	Trakya Cam Sanayii AS	93,462
73,745	Turk Hava Yollari AO*	99,101
96,072	Turkiye Garanti Bankasi AS*	116,024
20,227	Turkiye Halk Bankasi AS*	15,131
190,164	Turkiye Is Bankasi AS Class C*	133,643
604,346	Turkiye Sinai Kalkinma Bankasi AS*	84,525
113,221	Turkiye Sise ve Cam Fabrikalari AS	70,048
170,595	Turkiye Vakiflar Bankasi TAO Series D*	117,569
224,757	Yapi ve Kredi Bankasi AS*	63,272

	Total Turkey	2,697,810

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	United Arab Emirates — 0.1%
3,143,497	Emaar Malls PJSC	897,376

	United Kingdom — 1.2%
203,632	GlaxoSmithKline Plc	3,812,986
216,255	Mondi Plc	3,682,295
112,928	Network International Holdings Plc*	553,255
75,500	Polymetal International Plc	1,277,778
5,092,000	West China Cement, Ltd.	791,020
16,900	WNS Holdings, Ltd., ADR*	726,362

	Total United Kingdom	10,843,696

	United States — 2.0%
10,988	Atlas Corp.	84,498
63,617	Colgate-Palmolive Co.	4,221,624
33,786	Johnson & Johnson	4,430,358
4,612	MercadoLibre, Inc.*	2,253,331
21,345	Microsoft Corp.	3,366,320
32,994	PepsiCo, Inc.	3,962,579
17,700	Yum China Holdings, Inc.	754,551

	Total United States	19,073,261

	TOTAL COMMON STOCKS (COST $1,081,331,166)	871,021,097

	PREFERRED STOCKS — 1.1%

	Brazil — 0.6%
354,154	Banco Bradesco SA, 9.28%*	1,418,227
88,000	Banco do Estado do Rio Grande do Sul SA, 8.96% Series B	202,414
41,692	Banco Pan SA, 4.69%*	38,022
456,744	Gerdau SA, 1.96%	885,026
130,856	Itau Unibanco Holding SA, 8.56%	582,552
742,473	Petroleo Brasileiro SA, 5.60%	2,002,699
419,000	Randon SA Implementos e Participacoes, 5.39%	440,279
115,200	Usinas Siderurgicas de Minas Gerais SA, 1.85% Series A	109,278

	Total Brazil	5,678,497

	Colombia — 0.0%
4,190	Banco Davivienda SA, 3.11%	31,476
15,537	Grupo Argos SA, 4.01%	36,048
10,752	Grupo de Inversiones Suramericana SA, 3.15%	44,437

	Total Colombia	111,961

	South Korea — 0.5%
149,267	Samsung Electronics Co., Ltd., 2.52%	4,872,447

	TOTAL PREFERRED STOCKS (COST $18,020,554)	10,662,905

	RIGHTS — 0.0%

	Hong Kong — 0.0%
6,315	Legend Holdings Corp., Class H* **** ^	—

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares		Description	Value ($)

		Rights — continued

		India — 0.0%
1,543		Arvind Fashions, Ltd. Expires 04/17/2020* ****	—

		TOTAL RIGHTS (COST $—)	—

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.4%

		Mutual Fund - Securities Lending Collateral — 0.2%
1,742,607		State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.32%## **	1,742,607

		U.S. Government and Agency Obligations — 0.2%
2,000,000		United States Treasury Bill, 0.09%, due 05/07/20*** ‡‡	1,999,892

		TOTAL SHORT-TERM INVESTMENTS (COST $3,739,555)	3,742,499

		TOTAL INVESTMENTS — 93.9% (Cost $1,103,091,275)	885,426,501

		Other Assets and Liabilities (net) — 6.1%	57,597,623

		NET ASSETS — 100.0%	$943,024,124

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		GDR — Global Depository Receipt

		MTN — Medium Term Note

		NVDR — Non-Voting Depository Receipt

		OTC — Over-The-Counter

		REIT — Real Estate Investment Trust

	##	The rate disclosed is the 7-day net yield as of March 31, 2020.

	*	Non-income producing security.

	**	Represents an investment of securities lending cash collateral.

	***	All or a portion of this security is pledged for open futures collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $86,230 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2020 was $95,476.

	^	Level 3 — significant unobservable inputs were used in determining the value of this portfolio security.

	‡	All or a portion of this security is out on loan.

	‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2020

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

‡‡‡‡	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of year end, the market value of restricted securities was $5,461,500, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $6,675,597 which represents 0.7% of net assets.

At March 31, 2020, the Fund held the following restricted security:

Restricted Security	Acquistion Date	Principal Amount	Cost	Value
Samsung Electronics Co., Ltd.	10/10/2019	USD 5,500	$5,851,893	$5,461,500

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
917	MSCI Emerging Markets E-mini Index	Jun 2020	$38,646,965	$504,523

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Industry Sector Summary (Unaudited)	% of Net Assets
Financial	24.5
Technology	14.7
Communications	14.1
Consumer, Non-cyclical	12.3
Consumer, Cyclical	8.7
Industrial	8.1
Basic Materials	5.0
Energy	4.5
Utilities	1.6
Diversified	0.0	*
Short-Term Investments	0.4
Other Assets and Liabilities (net)	6.1

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	COMMON STOCKS — 88.5%

	Australia — 1.4%
46,997	Ansell, Ltd.	796,983
37,700	Cochlear, Ltd.	4,309,675
22,279	Evolution Mining, Ltd.	51,416
124,341	Newcrest Mining, Ltd.	1,738,418
8,117	Northern Star Resources, Ltd.	51,718
127,455	QBE Insurance Group, Ltd.	692,922
301,629	Regis Resources, Ltd.	671,036
69,940	Saracen Mineral Holdings, Ltd.*	156,753
314,639	Sonic Healthcare, Ltd.	4,688,729
44,718	Wesfarmers, Ltd.	958,184
142,363	Westgold Resources, Ltd.*	163,937
27,601	Woolworths Group, Ltd.	600,091

	Total Australia	14,879,862

	Austria — 0.4%
28,745	Erste Group Bank AG*	530,052
26,711	EVN AG	390,120
9,298	Flughafen Wien AG	239,040
13,674	IMMOFINANZ AG	243,219
15,021	Oesterreichische Post AG‡	536,299
34,645	Telekom Austria AG Class A*	240,901
89,777	UNIQA Insurance Group AG	693,183
52,834	Vienna Insurance Group AG Wiener Versicherung Gruppe	990,736

	Total Austria	3,863,550

	Belgium — 0.2%
14,710	Ageas	608,952
28,446	Colruyt SA	1,534,559
1,365	D’ieteren SA/NV	67,359

	Total Belgium	2,210,870

	Bermuda — 1.3%
7,946	Bunge, Ltd.	326,024
149,500	CK Infrastructure Holdings, Ltd.	792,028
342,000	Emperor International Holdings, Ltd.	56,294
26,412	Enstar Group, Ltd.*	4,200,829
10,614	Everest Re Group, Ltd.	2,042,346
81,229	Genpact, Ltd.	2,371,887
70,528	GL, Ltd.	25,421
2,000	Guoco Group, Ltd.	28,480
300,000	Regal Hotels International Holdings, Ltd.	119,224
15,373	RenaissanceRe Holdings, Ltd.	2,295,496
76,500	SmarTone Telecommunications Holdings, Ltd.	44,842
7,500	Soundwill Holdings, Ltd.	6,780
58,000	Transport International Holdings, Ltd.	121,840
1,100	White Mountains Insurance Group, Ltd.	1,001,000
3,000	Wing On Co. International, Ltd.	7,303

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Bermuda — continued
32,000	Wing Tai Properties, Ltd.	19,498

	Total Bermuda	13,459,292

	Canada — 5.2%
37,500	Alacer Gold Corp.*	119,612
32,812	Atco, Ltd. Class I	898,362
70,200	B2Gold Corp.	210,104
37,600	Bank of Montreal‡	1,877,160
32,400	Bank of Nova Scotia (The)	1,308,201
48,301	BCE, Inc.	1,973,579
28,089	Canadian Imperial Bank of Commerce‡	1,618,223
76,922	Canadian National Railway Co.‡	5,946,343
31,900	Canadian Pacific Railway, Ltd.	7,004,921
2,719	Canadian Utilities, Ltd. Class A‡	64,262
98,789	Centerra Gold, Inc.*	580,928
3,400	Cogeco Communications, Inc.	228,052
6,400	Cogeco, Inc.	390,650
2,427	Constellation Software, Inc.	2,180,898
32,843	Emera, Inc.	1,280,631
1,100	Empire Co., Ltd. Class A	21,276
16,548	First Capital Real Estate Investment Trust REIT	158,464
49,903	Fortis, Inc.	1,902,720
29,600	George Weston, Ltd.	2,092,703
117,946	Intact Financial Corp.	10,078,879
47,200	National Bank of Canada	1,803,638
107,867	OceanaGold Corp.	102,308
18,400	Osisko Gold Royalties, Ltd.‡	135,736
8,000	RioCan Real Estate Investment Trust REIT	90,659
27,800	Rogers Communications, Inc. Class B	1,147,274
29,800	Royal Bank of Canada	1,825,037
90,900	Shaw Communications, Inc. Class B	1,458,002
40,431	Timbercreek Financial Corp.‡	201,395
36,300	Toronto-Dominion Bank (The)	1,525,857
77,445	Waste Connections, Inc.	6,001,988

	Total Canada	54,227,862

	Cayman Islands — 0.5%
25,100	Alibaba Group Holding, Ltd., ADR*	4,881,448
249,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	44,379

	Total Cayman Islands	4,925,827

	Denmark — 0.3%
17,199	Carlsberg AS Class B	1,943,264
2,224	Coloplast AS Class B	322,070
1,102	Matas AS	6,892
8,381	Novo Nordisk AS Class B	503,197
1,749	Schouw & Co. AS	115,735
5,230	Spar Nord Bank AS	32,064

	Total Denmark	2,923,222

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Finland — 0.4%
46,995	Aktia Bank OYJ	370,984
13,028	Elisa OYJ	805,396
32,361	Kesko OYJ Class B	1,827,726
5,005	Lassila & Tikanoja OYJ	63,056
18,684	Orion OYJ Class B‡	762,517
50,685	Raisio OYJ Class V	164,162

	Total Finland	3,993,841

	France — 2.8%
16,858	BNP Paribas SA	505,585
1,791	Boiron SA	55,105
1,637	Caisse Regionale de Credit Agricole Mutuel Brie Picardie	48,058
7,622	Caisse Regionale de Credit Agricole Mutuel Nord de France	217,227
112,012	Credit Agricole SA	816,761
77,543	Edenred	3,228,803
114,091	Engie SA	1,174,128
5,600	IPSOS	117,935
77,112	Lagardere SCA	969,221
470	LNA Sante SA	19,638
552	Manutan International	24,698
36,602	Metropole Television SA	409,497
167,672	Orange SA	2,068,185
19,444	Peugeot SA	257,908
128,192	Rubis SCA	5,330,783
47,393	Safran SA	4,144,318
4,250	Sanofi	372,257
304	Savencia SA	16,098
74	Societe Fonciere Lyonnaise SA REIT	5,432
66,610	Suez	675,191
97,444	Veolia Environnement SA	2,073,930
1,091	Vetoquinol SA	56,510
10	Vilmorin & Cie SA	394
56,454	Vinci SA	4,647,364
478	Virbac SA*	84,701
61,408	Vivendi SA	1,310,860

	Total France	28,630,587

	Germany — 1.7%
5,425	Allianz SE	930,379
106,784	Brenntag AG	4,013,590
52,032	CTS Eventim AG & Co. KGaA	2,384,166
158,790	Deutsche Telekom AG*	2,091,696
9,939	Hannover Rueck SE	1,445,711
3,385	Hornbach Holding AG & Co. KGaA	141,686
2,128	McKesson Europe AG	58,005
26,054	Merck KGaA	2,687,766
8,080	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,624,960
46,993	Talanx AG	1,610,689

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Germany — continued
18,732	Wuestenrot & Wuerttembergische AG	289,042

	Total Germany	17,277,690

	Hong Kong — 1.8%
829,227	AIA Group, Ltd.	7,461,757
99,500	CLP Holdings, Ltd.	914,787
2,013,119	Guangdong Investment, Ltd.	3,861,880
239,000	HK Electric Investments & HK Electric Investments, Ltd.	229,595
1,823,000	HKT Trust & HKT, Ltd.	2,475,577
16,000	Hong Kong Ferry Holdings Co., Ltd.	12,381
49,000	Kowloon Development Co., Ltd.	53,470
38,000	Liu Chong Hing Investment, Ltd.	38,082
12,000	Miramar Hotel & Investment	19,452
2,232,000	PCCW, Ltd.	1,226,796
360,000	Power Assets Holdings, Ltd.	2,145,218
361,000	Regal Real Estate Investment Trust REIT	62,784
393,000	Sunlight Real Estate Investment Trust REIT	191,665

	Total Hong Kong	18,693,444

	Ireland — 1.5%
23,437	Accenture Plc Class A	3,826,325
102,275	C&C Group Plc	248,785
69,146	Hibernia REIT Plc REIT	80,514
3,040	ICON Plc, ADR*	413,440
109,749	Irish Residential Properties Plc REIT	146,735
17,300	Jazz Pharmaceuticals Plc*	1,725,502
45,806	Medtronic Plc	4,130,785
17,040	STERIS Plc	2,385,089
23,991	Total Produce Plc	22,362
14,100	Willis Towers Watson Plc	2,394,885

	Total Ireland	15,374,422

	Israel — 0.5%
228,765	Bank Hapoalim BM	1,376,818
25,476	Bank Leumi Le-Israel BM	141,021
153	Bayside Land Corp.	89,615
3,121	FIBI Holdings, Ltd.	88,593
22,262	First International Bank Of Israel, Ltd.	545,447
11,310	Isracard, Ltd.	30,367
331,092	Israel Discount Bank, Ltd. Class A	981,758
3,054	Mizrahi Tefahot Bank, Ltd.	57,118
696	Nice, Ltd., ADR*	99,918
140	Paz Oil Co., Ltd.	11,799
1,503	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	83,414
56,884	Strauss Group, Ltd.	1,490,998
1,613	Taro Pharmaceutical Industries, Ltd.*	98,716

	Total Israel	5,095,582

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Italy — 0.1%
159,356	A2A SpA	197,242
41,143	Ascopiave SpA	151,449
44,118	Assicurazioni Generali SpA	597,939
6,018	Enel SpA	41,673
60,462	Hera SpA	216,054
75,187	Iren SpA	185,046

	Total Italy	1,389,403

	Japan — 4.6%
7,100	Aeon Hokkaido Corp.‡	48,339
23,200	Alpen Co., Ltd.	343,499
46,500	Astellas Pharma, Inc.	716,961
1,900	AT-Group Co., Ltd.	19,844
17,800	Chugoku Electric Power Co., Inc. (The)	248,235
146,242	DCM Holdings Co., Ltd.‡	1,348,161
15,400	DyDo Group Holdings, Inc.	517,634
489	Earth Corp.	25,873
56,231	EDION Corp.	463,976
7,300	Fujitsu, Ltd.	656,121
4,900	J-Oil Mills, Inc.	206,820
38	Japan Excellent, Inc. REIT	43,533
143,300	Japan Post Bank Co., Ltd.‡	1,318,748
221,100	Japan Post Holdings Co., Ltd.	1,725,327
84	Japan Rental Housing Investments, Inc. REIT	70,671
11,400	Japan Wool Textile Co., Ltd. (The)	98,670
15,155	Kaken Pharmaceutical Co., Ltd.	702,797
17,700	Kato Sangyo Co., Ltd.	559,732
80,900	KDDI Corp.	2,381,724
600	KFC Holdings Japan, Ltd.	12,778
18,287	Kohnan Shoji Co., Ltd.	369,125
53,300	Komeri Co., Ltd.	952,597
82,500	KYORIN Holdings, Inc.	1,667,674
12,000	LIXIL VIVA Corp.	203,183
174,000	Marui Group Co., Ltd.	2,909,188
71,100	Medipal Holdings Corp.	1,323,503
13,600	Mitsubishi Shokuhin Co., Ltd.	349,247
1,701,000	Mizuho Financial Group, Inc.	1,938,993
7,400	Mizuno Corp.	127,556
30,000	Mochida Pharmaceutical Co., Ltd.	1,154,507
31,600	MS&AD Insurance Group Holdings, Inc.	881,567
64,700	Nichi-iko Pharmaceutical Co., Ltd.	851,481
26,000	Nippon Flour Mills Co., Ltd.	405,448
9,701	Nippon Kanzai Co., Ltd.	158,539
96,000	Nippon Telegraph & Telephone Corp.	2,269,027
30,100	Nisshin Oillio Group, Ltd. (The)	1,019,816
115,800	NTT DOCOMO, Inc.	3,625,693
10,500	Ohsho Food Service Corp.	556,929
10,500	Okinawa Cellular Telephone Co.	348,493
20,450	Okinawa Electric Power Co., Inc. (The)	375,617

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Japan — continued
19,500	Resona Holdings, Inc.	58,443
17,300	Sankyo Co., Ltd.	502,214
7,700	Sawai Pharmaceutical Co., Ltd.	410,409
22,459	Showa Sangyo Co., Ltd.‡	667,060
9,800	SKY Perfect JSAT Holdings, Inc.	34,746
170,900	Softbank Corp.‡	2,166,717
291,838	Sony Financial Holdings, Inc.	4,913,203
4,600	St. Marc Holdings Co., Ltd.	73,543
161	Star Asia Investment Corp. REIT‡	126,722
3,200	Sugi Holdings Co., Ltd.	170,723
65,700	Sumitomo Mitsui Financial Group, Inc.	1,589,975
24,900	Sumitomo Mitsui Trust Holdings, Inc.	716,472
11,700	Suzuken Co., Ltd.	424,741
69,600	Toho Holdings Co., Ltd.	1,457,149
90,000	Tokyo Electric Power Co. Holdings, Inc.*	313,234
43,000	Vital KSK Holdings, Inc.‡	437,477
2,600	Wowow, Inc.	57,675
53,158	Yamada Denki Co., Ltd.	211,412
18,800	ZERIA Pharmaceutical Co., Ltd.	362,391

	Total Japan	47,691,932

	Luxembourg — 0.1%
201,460	B&M European Value Retail SA	686,681
4,300	Spotify Technology SA*	522,192

	Total Luxembourg	1,208,873

	Netherlands — 1.5%
3,620	Accell Group NV	49,944
80,808	Airbus SE	5,216,228
1,216	Amsterdam Commodities NV	21,713
3,407	Heineken Holding NV	260,141
51,364	Koninklijke Ahold Delhaize NV	1,195,929
225,694	Koninklijke KPN NV	537,079
990	Sligro Food Group NV‡	14,691
177,651	Unilever NV	8,708,029

	Total Netherlands	16,003,754

	New Zealand — 0.4%
253,622	Argosy Property, Ltd.	135,324
92,863	Arvida Group, Ltd.	68,234
40,901	Chorus, Ltd.	167,896
225,864	Contact Energy, Ltd.	771,284
46,009	Ebos Group, Ltd.	604,471
10,490	Fonterra Co-operative Group, Ltd.*‡	23,924
69,101	Goodman Property Trust REIT	87,873
348,953	Infratil, Ltd.	799,682
49,518	Kiwi Property Group, Ltd. REIT	27,595
32,213	Mainfreight, Ltd.	659,818

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	New Zealand — continued
142,620	Mercury NZ, Ltd.	354,517
13,542	Property for Industry, Ltd. REIT	16,217
157,944	Spark New Zealand, Ltd.	382,508
6,801	Trustpower, Ltd.	25,608
15,201	Vector, Ltd.	28,331
3,702	Warehouse Group, Ltd. (The)	4,342
36,597	Z Energy, Ltd.	62,226

	Total New Zealand	4,219,850

	Norway — 0.5%
109,944	DNB ASA	1,220,769
29,602	Gjensidige Forsikring ASA*	501,493
4,194	Olav Thon Eiendomsselskap ASA	45,091
209,680	Orkla ASA	1,776,458
45,940	SpareBank 1 SR-Bank ASA	258,699
61,697	Telenor ASA	895,137

	Total Norway	4,697,647

	Portugal — 0.0%
99,893	REN — Redes Energeticas Nacionais SGPS SA	253,802

	Puerto Rico — 0.1%
42,100	Popular, Inc.	1,473,500

	Singapore — 0.6%
95,300	AIMS APAC REIT	69,669
24,921	Best World International, Ltd.****	23,803
443,000	Frasers Hospitality Trust REIT	121,717
8,000	Great Eastern Holdings, Ltd.	99,697
2,000	Haw Par Corp., Ltd.	14,393
57,384	Hong Leong Finance, Ltd.	85,144
1,503,810	Keppel Infrastructure Trust	449,212
3,404,049	NetLink NBN Trust	2,142,723
263,100	Olam International, Ltd.	262,356
181,200	OUE, Ltd.	126,038
114,100	Oversea-Chinese Banking Corp., Ltd.	692,873
42,200	Sasseur Real Estate Investment Trust REIT	17,502
1,324,901	Sheng Siong Group, Ltd.	1,107,930
475,819	SPH REIT	257,503
12,200	Straits Trading Co., Ltd.	13,287
33,000	United Industrial Corp., Ltd.	49,755
12,200	United Overseas Bank, Ltd.	166,779
215,500	Wilmar International, Ltd.	486,580
53,300	Wing Tai Holdings, Ltd.	57,969

	Total Singapore	6,244,930

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Spain — 0.8%
30,146	Aena SME SA	3,273,044
1,020	Cia de Distribucion Integral Logista Holdings SA	16,270
44,297	Endesa SA	943,506
21,765	Faes Farma SA	84,413
146,160	Iberdrola SA	1,435,791
55,942	Viscofan SA	3,049,420

	Total Spain	8,802,444

	Sweden — 1.6%
71,433	Akelius Residential Property AB Class D*	102,291
91,216	Axfood AB	1,857,912
15,343	Bilia AB Class A	94,635
58,525	Cloetta AB Class B	138,596
37,657	Essity AB Class B	1,159,465
63,665	ICA Gruppen AB	2,679,903
42,161	Nyfosa AB*	211,915
799,700	Svenska Handelsbanken AB Class A*	6,686,627
57,159	Swedish Match AB‡	3,264,608

	Total Sweden	16,195,952

	Switzerland — 3.7%
4,888	AEVIS VICTORIA SA	57,642
11,952	Allreal Holding AG*	2,206,382
1,911	Baloise Holding AG	249,524
1,348	Banque Cantonale de Geneve	250,634
168	Basellandschaftliche Kantonalbank	149,596
579	Basler Kantonalbank‡	38,637
1,076	Berner Kantonalbank AG	233,348
17,306	BKW AG	1,416,865
14,056	Coca-Cola HBC AG*	301,583
438	Emmi AG	398,345
17	Forbo Holding AG	20,506
9	Graubuendner Kantonalbank	13,481
9,369	Helvetia Holding AG	803,041
588	Intershop Holding AG	307,464
180	Luzerner Kantonalbank AG	72,621
3,972	Mobimo Holding AG*	1,108,368
43,311	Nestle SA	4,440,689
147,920	Novartis AG	12,161,048
3,664	Orior AG	296,805
10,624	Roche Holding AG	3,435,984
3,896	Sonova Holding AG	699,698
245	St. Galler Kantonalbank AG	101,264
5,691	Swiss Life Holding AG	1,927,499
22,547	Swiss Prime Site AG	2,201,711
5,472	Swisscom AG‡	2,934,600
603	Thurgauer Kantonalbank	61,672
3,202	TX Group AG	225,517
2,958	Valora Holding AG*‡	517,228

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	Switzerland — continued
294	Vaudoise Assurances Holding SA	136,220
13	Warteck Invest AG*	27,392
3,460	Zurich Insurance Group AG	1,221,748

	Total Switzerland	38,017,112

	United Kingdom — 3.9%
2,356	4imprint Group Plc	56,186
14,403	Aon Plc	2,377,071
31,079	Atlantica Yield Plc	693,062
4,600	Atlassian Corp. Plc Class A*	631,396
1,568,500	BAE Systems Plc	10,103,464
221,774	Britvic Plc	1,923,725
786,398	BT Group Plc	1,144,996
258,927	Central Asia Metals Plc	500,676
10,157	Cranswick Plc	464,338
25,501	Custodian Reit Plc REIT	31,255
26,882	Diageo Plc	859,505
20,695	EMIS Group Plc	268,349
62,552	Empiric Student Property Plc REIT	51,178
51,637	Ferguson Plc	3,223,314
384,292	GCP Student Living Plc REIT	632,073
184,591	Halfords Group Plc	159,413
447,214	Legal & General Group Plc	1,068,041
390,198	M&G Plc*	542,401
252,075	Marston’s Plc	129,897
333,978	National Express Group Plc	845,088
100,299	National Grid Plc	1,173,519
11,691	QinetiQ Group Plc	46,935
84,648	Reckitt Benckiser Group Plc	6,485,290
25,890	Secure Income REIT Plc REIT	102,848
75,518	Smith & Nephew Plc	1,337,792
103,833	Spirent Communications Plc	269,623
16,896	SSP Group Plc	64,106
823	Target Healthcare REIT Plc REIT	1,083
234,086	Tate & Lyle Plc	1,897,818
17,976	Telecom Plus Plc	276,273
5,897	Tritax Big Box REIT Plc REIT	8,184
23,567	Unilever Plc	1,187,686
30,937	United Utilities Group Plc	344,867
48,764	Vectura Group Plc	58,562
45,501	Vodafone Group Plc	63,451
814,768	Wm Morrison Supermarkets Plc	1,791,818
4,972	YouGov Plc	38,436

	Total United Kingdom	40,853,719

	United States — 52.6%
106,000	Abbott Laboratories	8,364,460
15,275	Adobe, Inc.*	4,861,116
46,683	AGNC Investment Corp. REIT	493,906

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	United States — continued
13,000	Akamai Technologies, Inc.*	1,189,370
2,485	Alleghany Corp.	1,372,590
30,605	Allstate Corp. (The)	2,807,397
16,344	Alphabet, Inc. Class A*	18,990,911
307,022	Altice USA, Inc. Class A*	6,843,520
2,401	Amazon.com, Inc.*	4,681,278
49,171	Amdocs, Ltd.	2,702,930
30,478	Ameren Corp.	2,219,713
8,613	American Electric Power Co., Inc.	688,868
23,257	American Express Co.	1,991,032
20,802	American Financial Group, Inc.	1,457,804
3,900	American National Insurance Co.	321,282
54,115	American Tower Corp. REIT	11,783,541
9,700	AmerisourceBergen Corp. Class A	858,450
44,890	AMETEK, Inc.	3,232,978
6,800	Amgen, Inc.	1,378,564
8,646	ANSYS, Inc.*	2,009,936
4,200	Anthem, Inc.	953,568
63,138	Arthur J. Gallagher & Co.	5,146,378
11,900	Assurant, Inc.	1,238,671
165,788	AT&T, Inc.	4,832,720
231	Atmos Energy Corp.	22,922
22,700	Automatic Data Processing, Inc.	3,102,636
1,600	AutoZone, Inc.*	1,353,600
13,000	AvalonBay Communities, Inc. REIT	1,913,210
109,804	Avangrid, Inc.	4,807,219
81,295	Ball Corp.	5,256,535
103,999	Baxter International, Inc.	8,443,679
20,380	Becton Dickinson and Co.	4,682,713
2,772	Berkshire Hathaway, Inc. Class B*	506,805
1,825	Booking Holdings, Inc.*	2,455,209
20,000	Boston Properties, Inc. REIT	1,844,600
31,255	Bristol-Myers Squibb Co.	1,742,154
8,400	Broadcom, Inc.	1,991,640
8,680	Broadridge Financial Solutions, Inc.	823,124
124,405	BWX Technologies, Inc.	6,059,767
1,600	Cable One, Inc.	2,630,416
27,935	Cadence Design Systems, Inc.*	1,844,827
22,200	Camden Property Trust REIT	1,759,128
22,900	Capital One Financial Corp.	1,154,618
11,400	Casey’s General Stores, Inc.	1,510,386
23,200	CBOE Holdings, Inc.	2,070,600
7,300	Cerner Corp.	459,827
35,500	Charter Communications, Inc. Class A*	15,489,005
5,200	Chemed Corp.	2,252,640
600	Chevron Corp.	43,476
100	Chipotle Mexican Grill, Inc. Class A*	65,440
3,900	Church & Dwight Co., Inc.	250,302
49,600	Cigna Corp.	8,788,128

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	United States — continued
4,005	Cintas Corp.	693,746
16,600	Citrix Systems, Inc.	2,349,730
71,129	Clean Harbors, Inc.*	3,651,763
16,200	Clorox Co. (The)	2,806,650
23,083	CMS Energy Corp.	1,356,126
10,100	CNA Financial Corp.	313,504
45,400	Coca-Cola Co. (The)	2,008,950
42,800	Colgate-Palmolive Co.	2,840,208
100,900	Comcast Corp. Class A	3,468,942
22,949	Consolidated Edison, Inc.	1,790,022
18,949	Cooper Cos., Inc. (The)	5,223,671
63,749	Copart, Inc.*	4,368,081
1,100	CoStar Group, Inc.*	645,931
5,000	Costco Wholesale Corp.	1,425,650
10,100	Curtiss-Wright Corp.	933,341
103,200	CVS Health Corp.	6,122,856
34,102	Danaher Corp.	4,720,058
26,815	Darden Restaurants, Inc.	1,460,345
3,600	Dollar General Corp.	543,636
37	Domino’s Pizza, Inc.	11,990
20,400	Douglas Emmett, Inc. REIT	622,404
22,077	DTE Energy Co.	2,096,653
800	Duke Energy Corp.	64,704
27,900	Dunkin’ Brands Group, Inc.	1,481,490
39,300	eBay, Inc.	1,181,358
1,400	Ecolab, Inc.	218,162
10,300	Electronic Arts, Inc.*	1,031,751
32,367	Eli Lilly & Co.	4,489,950
36,100	Encompass Health Corp.	2,311,483
200	Entergy Corp.	18,794
4,200	Equinix, Inc. REIT	2,623,194
31,600	Equity Commonwealth REIT	1,002,036
36,532	Equity LifeStyle Properties, Inc. REIT	2,099,859
25,300	Equity Residential REIT	1,561,263
9,567	Essex Property Trust, Inc. REIT	2,107,036
1,400	Estee Lauder Cos., Inc. (The) Class A	223,076
1,400	Euronet Worldwide, Inc.*	120,008
42,500	Evergy, Inc.	2,339,625
71,162	Exelon Corp.	2,619,473
82,962	Facebook, Inc. Class A*	13,838,061
3,600	Fair Isaac Corp.*	1,107,684
59,684	Fidelity National Information Services, Inc.	7,259,962
36,483	First American Financial Corp.	1,547,244
2,700	First Citizens BancShares, Inc. Class A	898,749
60,718	FirstEnergy Corp.	2,432,970
65,300	Flowers Foods, Inc.	1,339,956
113,235	Fortive Corp.	6,249,440
26,500	Gaming and Leisure Properties, Inc. REIT	734,315
12,300	General Dynamics Corp.	1,627,413

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	United States — continued
36,700	General Mills, Inc.	1,936,659
61,475	Globe Life, Inc.	4,424,356
400	Graham Holdings Co. Class B	136,468
76,600	H&R Block, Inc.‡	1,078,528
14,346	Hanover Insurance Group, Inc. (The)	1,299,461
43,600	Hartford Financial Services Group, Inc. (The)	1,536,464
33,800	Hawaiian Electric Industries, Inc.	1,455,090
56,018	HCA Healthcare, Inc.	5,033,217
22,026	Hershey Co. (The)	2,918,445
11,816	Highwoods Properties, Inc. REIT	418,523
21,286	Hill-Rom Holdings, Inc.	2,141,372
83,805	Hologic, Inc.*	2,941,555
18,564	Home Depot, Inc. (The)	3,466,084
18,843	Honeywell International, Inc.	2,521,005
34,800	Hormel Foods Corp.‡	1,623,072
2,900	Hudson Pacific Properties, Inc. REIT	73,544
5,400	Humana, Inc.	1,695,708
10,126	Huntington Ingalls Industries, Inc.	1,845,058
13,000	IDACORP, Inc.	1,141,270
16,503	Ingredion, Inc.	1,245,976
14,376	Insperity, Inc.	536,225
43,800	Intel Corp.	2,370,456
136,900	Intercontinental Exchange, Inc.	11,054,675
27,984	International Business Machines Corp.	3,104,265
14,938	Intuit, Inc.	3,435,740
20,479	JM Smucker Co. (The)	2,273,169
39,990	Johnson & Johnson	5,243,889
100	JPMorgan Chase & Co.	9,003
27,738	Kellogg Co.	1,664,003
400	Kimberly-Clark Corp.	51,148
1,300	Kroger Co. (The)	39,156
2,400	Laboratory Corp. of America Holdings*	303,336
600	Lamb Weston Holdings, Inc.	34,260
12,200	Leidos Holdings, Inc.	1,118,130
12,500	Life Storage, Inc. REIT	1,181,875
10,375	Lockheed Martin Corp.	3,516,606
39,700	Macquarie Infrastructure Corp.	1,002,425
2,000	Markel Corp.*	1,855,780
35,459	Mastercard, Inc. Class A	8,565,476
3,459	McCormick & Co., Inc.	488,445
23,996	McDonald’s Corp.	3,967,739
15,900	McKesson Corp.	2,150,634
58,100	MDU Resources Group, Inc.	1,249,150
218,430	Medical Properties Trust, Inc. REIT	3,776,655
69,034	Merck & Co., Inc.	5,311,476
15,540	Mercury General Corp.	632,789
34,643	Microsoft Corp.	5,463,547
23,325	Mid-America Apartment Communities, Inc. REIT	2,403,175
41,700	Mondelez International, Inc. Class A	2,088,336

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	United States — continued
5,792	Morningstar, Inc.	673,320
61,940	Motorola Solutions, Inc.	8,233,065
3,000	Nasdaq, Inc.	284,850
2,100	NewMarket Corp.	804,027
69,251	Newmont Corp.	3,135,685
16,070	NextEra Energy, Inc.	3,866,763
6,500	NiSource, Inc.	162,305
9,390	Northrop Grumman Corp.	2,840,944
11,400	NRG Energy, Inc.	310,764
100	NVR, Inc.*	256,911
13,200	Old Republic International Corp.	201,300
30,707	Omnicom Group, Inc.	1,685,814
83,114	Oracle Corp.	4,016,900
16,700	Paychex, Inc.	1,050,764
75,800	People’s United Financial, Inc.	837,590
42,648	PepsiCo, Inc.	5,122,025
94,325	Performance Food Group Co.*	2,331,714
109,334	Pfizer, Inc.	3,568,662
83,600	Philip Morris International, Inc.	6,099,456
26,900	Pinnacle West Capital Corp.	2,038,751
13,100	Post Holdings, Inc.*	1,086,907
46,880	Procter & Gamble Co. (The)	5,156,800
38,283	Progressive Corp. (The)	2,826,817
16,930	Prologis, Inc. REIT	1,360,664
10,100	Public Service Enterprise Group, Inc.	453,591
10,900	Public Storage REIT	2,164,849
55,881	Raytheon Co.	7,328,793
10,420	Reinsurance Group of America, Inc. Class A	876,739
36,704	Republic Services, Inc. Class A	2,755,002
22,599	Ross Stores, Inc.	1,965,435
22,900	Royal Gold, Inc.	2,008,559
1,200	S&P Global, Inc.	294,060
31	Seaboard Corp.	87,197
42,763	Service Properties Trust REIT	230,920
49,500	Southern Co. (The)	2,679,930
24,500	Spirit Realty Capital, Inc. REIT	640,675
38,249	Starbucks Corp.	2,514,489
16,853	Stryker Corp.	2,805,856
16,496	Sun Communities, Inc. REIT	2,059,526
21,472	Synopsys, Inc.*	2,765,379
38,947	Sysco Corp.	1,777,152
7,100	Take-Two Interactive Software, Inc.*	842,131
11,800	Target Corp.	1,097,046
118,112	TD Ameritrade Holding Corp.	4,093,762
1,700	Teledyne Technologies, Inc.*	505,359
27,000	TFS Financial Corp.‡	412,290
21,500	Thermo Fisher Scientific, Inc.	6,097,400
19,463	Travelers Cos., Inc. (The)	1,933,649
57,500	Two Harbors Investment Corp. REIT	219,075

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2020

Shares	Description	Value ($)

	United States — continued
30,779	Tyson Foods, Inc. Class A	1,781,181
12,687	UGI Corp.	338,362
35,202	UnitedHealth Group, Inc.	8,778,675
43,500	US Foods Holding Corp.*	770,385
9,800	VeriSign, Inc.*	1,764,882
97,112	Verizon Communications, Inc.	5,217,828
6,000	Visa, Inc. Class A	966,720
42,036	Walmart, Inc.	4,776,130
30,685	Waste Management, Inc.	2,840,204
2,800	WEC Energy Group, Inc.	246,764
6,700	Williams-Sonoma, Inc.	284,884
800	Woodward, Inc.	47,552
17,759	Xcel Energy, Inc.	1,070,868
139,327	Yum China Holdings, Inc.	5,939,510
27,571	Yum! Brands, Inc.	1,889,441
11,667	Zimmer Biomet Holdings, Inc.	1,179,300
23,500	Zoetis, Inc.	2,765,715

	Total United States	546,772,383

	TOTAL COMMON STOCKS (COST $969,284,434)	919,381,352

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.5%

	Mutual Fund - Securities Lending Collateral — 0.4%
3,702,660	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.32% ## **	3,702,660

	U.S. Government and Agency Obligations — 0.1%
1,000,000	United States Treasury Bill, 0.09%, due 07/02/20*** ‡‡	999,770

	TOTAL SHORT-TERM INVESTMENTS (COST $4,701,025)	4,702,430

	TOTAL INVESTMENTS — 89.0% (COST $973,985,459)	924,083,782

	Other Assets and Liabilities (net) — 11.0%	114,636,002

	NET ASSETS — 100.0%	$1,038,719,784

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Notes to Schedule of Investments:

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

##	The rate disclosed is the 7-day net yield as of March 31, 2020.

*	Non-income producing security.

**	Represents an investment of securities lending cash collateral.

***	All or a portion of this security is pledged for open futures collateral.

****	Security fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the security at year end is $23,803 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2020 was $35,225.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Futures Contracts

Number of Contracts	Description	Expiration Date	Notional Value	Market Value/ Unrealized Appreciation (Depreciation)
Buys
43	Canadian Dollar	Jun 2020	$3,054,935	$21,646
332	MSCI EAFE Index	Jun 2020	25,884,380	2,113,828
399	S&P 500 E-mini Index	Jun 2020	51,265,515	2,731,694
26	S&P/TSX 60 Index	Jun 2020	2,974,560	132,020

				$4,999,188

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2020

Industry Sector Summary (Unaudited)	% of Net Assets
Consumer, Non-cyclical	27.3
Financial	19.5
Communications	12.8
Industrial	10.2
Utilities	6.1
Technology	6.0
Consumer, Cyclical	5.2
Basic Materials	1.4
Diversified	0.0	*
Energy	0.0	*
Short-Term Investments	0.5
Other Assets and Liabilities (net)	11.0

	100.0%

* Amount rounds to zero.

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities

March 31, 2020

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Assets
Investments, at value(a)	$846,680,381	$973,543,906	$2,546,244,005	$938,052,333
Foreign currency, at value(b)	—	—	4,221,623	—
Cash and cash equivalents	43,517,111	75,272,351	117,633,382	12,845,849
Receivable for investments sold	3,528,342	3,807,821	38,036,266	5,207,776
Receivable for Fund shares sold	2,120,000	5,095,000	12,354,979	—
Dividend and interest receivable	1,293,386	1,042,862	10,977,602	5,091,404
Cash collateral held at broker on open futures contracts	1,989,000	5,800,000	9,000,000	—
Foreign tax reclaims receivable	109,182	—	6,132,587	—
Receivable for TBA and when-issued securities sold	—	—	—	2,092,603
Receivable for variation margin on open futures contracts	—	—	—	285,775
Prepaid expenses	2,501	4,937	14,829	4,899
Unrealized appreciation on open forward foreign currency contracts	—	—	—	5,840
Cash collateral held at broker on open centrally cleared swap contracts	—	—	—	2,039
Receivable for variation margin on open centrally cleared swap contracts	—	—	—	444,545
Securities lending income receivable	2,649	15,314	27,222	1,768
Receivable for advisory fee waived	772,749	1,538,578	2,734,752	565,988

Total assets	900,015,301	1,066,120,769	2,747,377,247	964,600,819

Liabilities
Payable for investments purchased	2,873,587	7,840,969	39,084,377	3,615,165
Obligation to return securities lending collateral	267,594	3,556,353	27,307,637	2,009,610
Payable for Fund shares repurchased	12,478,139	2,461,956	—	—
Payable for TBA and when-issued securities purchased	—	—	—	7,588,093
Payable for variation margin on open futures contracts	449,765	517,934	765,934	—
Unrealized depreciation on open forward foreign currency contracts	—	—	624,517	9,495
Payable for closed centrally cleared swap contracts	—	—	—	317,584
Written options, at value(c)	—	—	—	13,469
Payable to affiliate for:
Advisory fees	1,443,753	2,899,716	5,160,857	764,751
Trustees fees	25,409	29,904	66,374	20,051
Accrued expenses	261,880	269,173	529,954	245,792

Total liabilities	17,800,127	17,576,005	73,539,650	14,584,010

Net assets	$882,215,174	$1,048,544,764	$2,673,837,597	$950,016,809

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2020

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund

Net assets consist of:
Paid-in capital	$1,069,192,126	$1,336,166,711	$3,029,288,613	$928,140,458
Distributable earnings (Accumulated loss)	(186,976,952)	(287,621,947)	(355,451,016)	21,876,351

Net assets	$882,215,174	$1,048,544,764	$2,673,837,597	$950,016,809

Net assets attributable to:
Class Y-3	$882,215,174	$1,048,544,764	$2,673,837,597	$950,016,809

Shares outstanding:
Class Y-3	120,083,508	135,985,210	316,223,869	90,669,992

Net asset value per unit:
Class Y-3	$7.35	$7.71	$8.46	$10.48

(a) Investments, at cost	$1,020,431,868	$1,238,871,914	$2,844,719,142	$928,019,450

(b) Foreign currency, at cost	$—	$—	$4,351,794	$—

(c) Premiums on written options	$—	$—	$—	$23,366

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2020

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a)	$875,255,080	$885,426,501	$924,083,782
Foreign currency, at value(b)	—	2,301,809	602,161
Cash and cash equivalents	91,284,108	46,025,689	108,241,084
Receivable for investments sold	66,238,875	8,144,589	737,387
Dividend and interest receivable	10,365,411	2,431,271	2,108,915
Unrealized appreciation on open forward foreign currency contracts	14,636,165	—	—
Cash collateral held at broker on open futures contracts	1,092,000	2,400,000	7,000,000
Receivable for Fund shares sold	—	7,119,107	1,227,000
Cash collateral held at broker on open centrally cleared swap contracts	4,015,685	—	—
Receivable for cash collateral on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	3,040,000	—	—
Foreign tax reclaims receivable	103,547	118,424	1,199,543
Receivable for swap contract premiums	989,845	—	—
Due from broker for closed forward foreign currency contracts	13,611,363	—	—
Cash collateral held at broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	700,000	—	—
Receivable for variation margin on open futures contracts	112,617	260,596	—
OTC — Swap contracts, at value (up-front net premiums received of $16,770, $-, and $-, respectively)	88,548	—	—
Prepaid expenses	5,206	6,466	6,786
Receivable for variation margin on open centrally cleared swap contracts	4,583	—	—
Securities lending income receivable	3,636	214,167	4,881
Receivable for advisory fee waived	1,216,782	1,070,978	1,427,213

Total assets	1,082,763,451	955,519,597	1,046,638,752

Liabilities
Payable for investments purchased	62,691,797	8,125,535	984,449
Obligation to return securities lending collateral	18,037,151	1,742,607	3,702,660
Unrealized depreciation on open forward foreign currency contracts	13,792,503	—	—
Payable for when-issued securities purchased	9,420,932	—	—
Due to custodian, at value(c)	5,006,246	—	—
Cash collateral due to broker on open forward foreign currency contracts, open OTC options, and open OTC swaps contracts	3,225,065	—	—
Written options, at value(d)	1,269,758	—	—
Payable for variation margin on open futures contracts	—	—	921,925
Payable for Fund shares repurchased	433,976	—	—
Payable for foreign capital gains tax	153,653	1,217	—
OTC — Swap contracts, at value (up-front net premiums paid of $9,254, $-, and $-, respectively)	69,323	—	—
Unrealized loss on unfunded loan commitments	8,791	—	—
Payable to affiliate for:
Advisory fees	1,998,461	2,239,113	2,074,779
Trustees fees	22,883	25,884	25,465
Accrued expenses	334,891	361,117	209,690

Total liabilities	116,465,430	12,495,473	7,918,968

Net assets	$966,298,021	$943,024,124	$1,038,719,784

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2020

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund

Net assets consist of:
Paid-in capital	$1,087,461,559	$1,204,360,228	$1,034,406,557
Distributable earnings (Accumulated loss)	(121,163,538)	(261,336,104)	4,313,227

Net assets	$966,298,021	$943,024,124	$1,038,719,784

Net assets attributable to:
Class Y-3	$966,298,021	$943,024,124	$1,038,719,784

Shares outstanding:
Class Y-3	114,367,784	131,150,746	92,461,346

Net asset value per unit:
Class Y-3	$8.45	$7.19	$11.23

(a) Investments, at cost	$972,385,967	$1,103,091,275	$973,985,459

(b) Foreign currency, at cost	$—	$2,318,952	$620,920

(c) Due to custodian, at cost	$(4,801,596)	$—	$—

(d) Premiums on written options	$510,502	$—	$—

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations

Year Ended March 31, 2020

	Mercer US Large Cap Equity Fund	Mercer US Small/Mid Cap Equity Fund	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund
Investment Income:
Dividends	$11,726,024	$13,277,404	$78,727,964	$—
Interest	228,842	470,703	1,620,086	21,878,574
Securities lending income	17,891	243,772	646,116	24,051
Withholding taxes	(71,175)	(33,885)	(7,148,103)	—
Other income	—	—	3,996	2,934

Total investment income	11,901,582	13,957,994	73,850,059	21,905,559

Expenses:
Advisory fees	3,322,203	8,617,862	18,148,207	2,701,518
Custodian and fund accounting fees	160,328	213,744	689,718	193,599
Audit fees	70,178	81,146	168,873	105,073
Transfer agent fees	23,824	24,314	24,848	24,648
Legal fees	145,894	230,789	591,209	222,308
Trustees fees	54,045	85,361	231,664	70,543
Registration fees	91,419	76,290	103,475	65,060
Stamp duty tax fee	—	—	226,338	—
Miscellaneous	53,460	80,974	211,445	72,728

Total expenses	3,921,351	9,410,480	20,395,777	3,455,477
Advisory fee waiver	(1,787,996)	(4,625,580)	(9,622,404)	(1,978,197)

Net expenses	2,133,355	4,784,900	10,773,373	1,477,280

Net investment income	9,768,227	9,173,094	63,076,686	20,428,279

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,434,532	15,320,591	(40,833,095)	19,074,579
Purchased option contracts	—	—	—	(138,860)
Swap contracts	—	—	—	(2,500,610)
Closed futures contracts	(3,598,844)	(3,485,870)	(11,040,524)	6,390,926
Written option contracts	—	—	—	60,365
Forward foreign currency contracts	—	—	642,996	10,934
Foreign currency related transactions	1,361	(696)	(1,283,244)	(2,987)

Net realized gain (loss)	11,837,049	11,834,025	(52,513,867)	22,894,347

Change in net unrealized appreciation (depreciation) on:
Investments	(206,876,642)	(341,201,860)	(424,069,323)	13,996,321
Purchased option contracts	—	—	—	(47,575)
Swap contracts	—	—	—	(785,955)
Open futures contracts	752,946	(493,724)	8,109,239	(1,754,626)
Written option contracts	—	—	—	10,030
Forward foreign currency contracts	—	—	(666,604)	(3,655)
Foreign currency related transactions	985	1,131	(230,701)	(862)

Change in net unrealized appreciation (depreciation)	(206,122,711)	(341,694,453)	(416,857,389)	11,413,678

Net realized and unrealized gain (loss)	(194,285,662)	(329,860,428)	(469,371,256)	34,308,025

Net increase (decrease) in net assets resulting from operations	$(184,517,435)	$(320,687,334)	$(406,294,570)	$54,736,304

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations (Continued)

Year Ended March 31, 2020

	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund	Mercer Global Low Volatility Equity Fund
Investment Income:
Dividends	$73,972	$29,489,582	$22,796,386
Interest	46,740,425	626,994	791,915
Securities lending income	34,830	307,725	141,638
Withholding taxes	(607,957)	(3,103,485)	(1,184,301)
Other income	10,892	150	—

Total investment income	46,252,162	27,320,966	22,545,638

Expenses:
Advisory fees	7,128,865	8,344,788	8,067,215
Custodian and fund accounting fees	544,067	611,875	275,323
Audit fees	105,930	157,405	87,122
Transfer agent fees	24,304	24,626	24,187
Legal fees	187,061	257,046	254,153
Trustees fees	81,271	95,830	99,192
Registration fees	48,856	43,634	42,656
Miscellaneous	95,219	96,634	93,782

Total expenses	8,215,573	9,631,838	8,943,630
Advisory fee waiver	(4,348,445)	(3,994,496)	(5,548,056)

Net expenses	3,867,128	5,637,342	3,395,574

Net investment income	42,385,034	21,683,624	19,150,064

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(9,882,570)	(29,318,181)	31,251,096
Purchased option contracts	1,669,689	—	—
Swap contracts	(8,693,958)	—	—
Closed futures contracts	2,719,755	(3,134,219)	881,145
Written option contracts	(657,619)	—	—
Forward foreign currency contracts	6,009,004	5,029,209	—
Foreign currency related transactions	(782,932)	(1,374,393)	(139,795)

Net realized gain (loss)	(9,618,631)	(28,797,584)	31,992,446

Change in net unrealized appreciation (depreciation) on:
Investments	(94,830,630)	(215,770,194)	(137,894,404)
Purchased option contracts	173,980	—	—
Unfunded loan commitments	(8,791)	—	—
Swap contracts	1,696,178	—	—
Open futures contracts	1,808,725	(85,917)	4,373,815
Written option contracts	(776,081)	—	—
Forward foreign currency contracts	1,305,980	(1,680,667)	—
Foreign currency related transactions	(880,380)	1,210,856	3,172

Change in net unrealized appreciation (depreciation)	(91,511,019)	(216,325,922)	(133,517,417)

Net realized and unrealized gain (loss)	(101,129,650)	(245,123,506)	(101,524,971)

Net decrease in net assets resulting from operations	$(58,744,616)	$(223,439,882)	$(82,374,907)

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Equity Fund		Mercer US Small/Mid Cap Equity Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (decrease) in Net Assets:
Operations:
Net investment income	$9,768,227	$5,213,284	$9,173,094	$3,892,208
Net realized gain	11,837,049	47,513,142	11,834,025	62,431,825
Change in net unrealized appreciation (depreciation)	(206,122,711)	(30,975,394)	(341,694,453)	(62,063,801)

Net increase (decrease) in net assets resulting from operations	(184,517,435)	21,751,032	(320,687,334)	4,260,232

Distributions to shareholders (See Note 2):
Class Y-3	(43,395,087)	(97,267,079)	(40,162,658)	(134,114,544)

Total distributions	(43,395,087)	(97,267,079)	(40,162,658)	(134,114,544)

Net share transactions (See Note 7):
Class Y-3	720,712,798	(47,626,675)	614,991,514	16,313,503

Increase (decrease) in net assets resulting from net shares transactions	720,712,798	(47,626,675)	614,991,514	16,313,503

Net increase (decrease) in net assets	492,800,276	(123,142,722)	254,141,522	(113,540,809)

Net assets:
Beginning of year	389,414,898	512,557,620	794,403,242	907,944,051

End of year	$882,215,174	$389,414,898	$1,048,544,764	$794,403,242

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (decrease) in Net Assets:
Operations:
Net investment income	$63,076,686	$42,519,505	$20,428,279	$23,742,544
Net realized gain (loss)	(52,513,867)	9,788,714	22,894,347	(5,991,553)
Change in net unrealized appreciation (depreciation)	(416,857,389)	(130,631,774)	11,413,678	9,744,840

Net increase (decrease) in net assets resulting from operations	(406,294,570)	(78,323,555)	54,736,304	27,495,831

Distributions to shareholders (See Note 2):
Class Y-3	(60,608,354)	(218,880,784)	(21,127,381)	(24,784,732)

Total distributions	(60,608,354)	(218,880,784)	(21,127,381)	(24,784,732)

Net share transactions (See Note 7):
Class Y-3	985,155,675	293,490,399	367,807,410	(312,057,324)

Increase (decrease) in net assets resulting from net shares transactions	985,155,675	293,490,399	367,807,410	(312,057,324)

Net increase (decrease) in net assets	518,252,751	(3,713,940)	401,416,333	(309,346,225)

Net assets:
Beginning of year	2,155,584,846	2,159,298,786	548,600,476	857,946,701

End of year	$2,673,837,597	$2,155,584,846	$950,016,809	$548,600,476

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund		Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (decrease) in Net Assets:
Operations:
Net investment income	$42,385,034	$32,074,667	$21,683,624	$17,267,289
Net realized loss	(9,618,631)	(53,999,195)	(28,797,584)	(30,343,811)
Change in net unrealized appreciation (depreciation)	(91,511,019)	(7,693,259)	(216,325,922)	(105,526,011)

Net decrease in net assets resulting from operations	(58,744,616)	(29,617,787)	(223,439,882)	(118,602,533)

Distributions to shareholders (See Note 2):
Class Y-3	(22,762,588)	(15,919,968)	(15,100,507)	(142,768,325)

Total distributions	(22,762,588)	(15,919,968)	(15,100,507)	(142,768,325)

Net share transactions (See Note 7):
Class Y-3	235,224,761	210,895,795	162,917,342	163,890,739

Increase in net assets resulting from net shares transactions	235,224,761	210,895,795	162,917,342	163,890,739

Net increase (decrease) in net assets	153,717,557	165,358,040	(75,623,047)	(97,480,119)

Net assets:
Beginning of year	812,580,464	647,222,424	1,018,647,171	1,116,127,290

End of year	$966,298,021	$812,580,464	$943,024,124	$1,018,647,171

See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (decrease) in Net Assets:
Operations:
Net investment income	$19,150,064	$13,559,973
Net realized gain	31,992,446	66,005,792
Change in net unrealized appreciation (depreciation)	(133,517,417)	(15,468,216)

Net increase (decrease) in net assets resulting from operations	(82,374,907)	64,097,549

Distributions to shareholders (See Note 2):
Class Y-3	(81,065,529)	—

Total distributions	(81,065,529)	—

Net share transactions (See Note 7):
Class Y-3	246,282,465	(28,829,907)

Increase (decrease) in net assets resulting from net shares transactions	246,282,465	(28,829,907)

Net increase in net assets	82,842,029	35,267,642

Net assets:
Beginning of year	955,877,755	920,610,113

End of year	$1,038,719,784	$955,877,755

See accompanying Notes to the Financial Statements.

Mercer US Large Cap Equity Fund

Financial Highlights

	Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017		Year Ended March 31, 2016
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value at beginning of year	$8.58		$10.85	$10.61	$9.34		$11.11

Net investment income†	0.14		0.12	0.14	0.11	(a)	0.04
Net realized and unrealized gain (loss) on investments	(1.00)		0.18	1.68	1.54		(0.43)

Total from investment operations	(0.86)		0.30	1.82	1.65		(0.39)

Less dividends and distributions:
From net investment income	(0.05)		(0.14)	(0.16)	(0.08)		(0.05)
From net realized capital gains on investments	(0.32)		(2.43)	(1.42)	(0.30)		(1.33)

Total dividends and distributions	(0.37)		(2.57)	(1.58)	(0.38)		(1.38)

Net asset value, end of year	$7.35		$8.58	$10.85	$10.61		$9.34

Total investment return	(10.95	)%(b)	4.81%	17.26%	17.74%		(4.09)%

Ratios/Supplemental Data:
Net investment income to average net assets	1.53%		1.21%	1.28%	1.14	%(a)	0.33%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.62%		0.63%	0.60%	0.61%		0.63	%(c)
Net expenses to average daily net assets	0.33	%(e)	0.63%	0.60%	0.61	%(d)	0.63	%(c)
Portfolio turnover rate	76	%(f)	74%	64%	84%		66%
Net assets at end of year (in 000’s)	$882,215		$389,415	$512,558	$601,059		$301,260

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(f)	Portfolio turnover calculation does not include $769,614,365 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017		Year Ended March 31, 2016
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value at beginning of year	$10.13		$12.29	$12.12	$10.30		$12.23

Net investment income (loss)†	0.10		0.05	0.04	0.04	(a)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.20)		(0.23)	1.46	2.13		(1.28)

Total from investment operations	(2.10)		(0.18)	1.50	2.17		(1.30)

Less dividends and distributions:
From net investment income	(0.06)		(0.05)	(0.06)	(0.08)		—
From net realized capital gains on investments	(0.26)		(1.93)	(1.27)	(0.27)		(0.63)

Total dividends and distributions	(0.32)		(1.98)	(1.33)	(0.35)		(0.63)

Net asset value, end of year	$7.71		$10.13	$12.29	$12.12		$10.30

Total investment return	(21.65	)%(b)	0.19%	12.64%	21.24%		(10.78)%

Ratios/Supplemental Data:
Net investment income to average net assets	0.95%		0.47%	0.31%	0.40	%(a)	(0.18)%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.97%		0.98%	0.95%	0.97%		0.98	%(c)
Net expenses to average daily net assets	0.49	%(e)	0.98%	0.95%	0.97	%(d)	0.98	%(c)
Portfolio turnover rate	73	%(f)	47%	49%	106%		68%
Net assets at end of year (in 000’s)	$1,048,545		$794,403	$907,944	$972,456		$427,426

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(f)	Portfolio turnover calculation does not include $550,516,305 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2016
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value at beginning of year	$9.87		$11.51	$10.44		$9.61		$10.64

Net investment income†	0.25		0.22	0.19		0.18	(a)	0.16
Net realized and unrealized gain (loss) on investments	(1.44)		(0.76)	1.75		0.83		(0.76)

Total from investment operations	(1.19)		(0.54)	1.94		1.01		(0.60)

Less dividends and distributions:
From net investment income	(0.22)		(0.20)	(0.23)		(0.18)		(0.17)
From net realized capital gains on investments	—		(0.90)	(0.64)		—		(0.26)

Total dividends and distributions	(0.22)		(1.10)	(0.87)		(0.18)		(0.43)

Net asset value, end of year	$8.46		$9.87	$11.51		$10.44		$9.61

Total investment return	(12.55	)%(b)	(4.00)%	18.80%		10.62%		(5.64)%

Ratios/Supplemental Data:
Net investment income to average net assets	2.45%		2.03%	1.64%		1.81	%(a)	1.60%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.79%		0.79%	0.79	%(c)	0.81	%(c)	0.83	%(c)
Net expenses to average daily net assets	0.42	%(e)	0.79%	0.79	%(c)	0.82	%(c) (d)	0.83	%(c)
Portfolio turnover rate	74	%(f)	81%	81%		81%		109%
Net assets at end of year (in 000’s)	$2,673,838		$2,155,585	$2,159,299		$2,271,104		$1,941,634

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(f)	Portfolio turnover calculation does not include $395,102,338 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Financial Highlights (Continued)

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2016
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value at beginning of year	$10.00		$9.90		$9.96		$10.15		$10.43

Net investment income†	0.27		0.31		0.27		0.25	(a)	0.29
Net realized and unrealized gain (loss) on investments	0.51		0.11		(0.09)		(0.09)		(0.17)

Total from investment operations	0.78		0.42		0.18		0.16		0.12

Less dividends and distributions:
From net investment income	(0.30)		(0.32)		(0.24)		(0.25)		(0.30)
From net realized capital gains on investments	—		—		—		(0.10)		(0.10)

Total dividends and distributions	(0.30)		(0.32)		(0.24)		(0.35)		(0.40)

Net asset value, end of year	$10.48		$10.00		$9.90		$9.96		$10.15

Total investment return	7.81	%(b)	4.37%		1.80%		1.58%		1.26%

Ratios/Supplemental Data:
Net investment income to average net assets	2.64%		3.17%		2.71%		2.43	%(a)	2.80%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.45%		0.43%		0.43%		0.43	%(c)	0.42%
Net expenses to average daily net assets	0.19	%(e)	0.43%		0.43%		0.43	%(c)(d)	0.42%
Portfolio turnover rate	158	%(f)	80	%(f)	113	%(f)	151%		88%
Net assets at end of year (in 000’s)	$950,017		$548,600		$857,947		$765,603		$783,875

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(f)

Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 139%, 74% and 81% for the years ended March 31, 2020, March 31, 2019 and March 31, 2018, respectively.

†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2016
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value at beginning of year	$9.08		$9.80		$9.31		$8.44		$9.13

Net investment income†	0.44		0.43		0.53		0.51	(a)	0.54
Net realized and unrealized gain (loss) on investments	(0.85)		(0.94)		0.33		0.36		(1.12)

Total from investment operations	(0.41)		(0.51)		0.86		0.87		(0.58)

Less dividends and distributions:
From net investment income	(0.22)		(0.21)		(0.37)		—		(0.07)
From net realized capital gains on investments	—		—		—		—		(0.04)

Total dividends and distributions	(0.22)		(0.21)		(0.37)		—		(0.11)

Net asset value, end of year	$8.45		$9.08		$9.80		$9.31		$8.44

Total investment return	(4.72	)%(b)	(5.15)%		9.42%		10.31	%(b)	(6.25	)%(b)

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income to average net assets	4.74%		4.74%		5.49%		5.75	%(a)	6.28%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.92%		0.92	%(c)	0.92	%(c)	0.94	%(c)	0.95	%(c)
Net expenses to average daily net assets	0.43	%(e)	0.92	%(c)	0.92	%(c)	0.94	%(c)(d)	0.90	%(c)
Portfolio turnover rate	148	%(f)	243	%(f)	72%		55%		53%
Net assets at end of year (in 000’s)	$966,298		$812,580		$647,222		$558,859		$414,262

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is less than 0.01% of average net assets.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(f)

Includes TBA transactions; excluding these transactions the portfolio turnover rate would have remained the same for the year ended March 31, 2020 and 218% for the year ended March 31, 2019, respectively.

†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2016
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value at beginning of year	$9.05		$11.75		$9.77		$8.59		$9.88

Net investment income†	0.19		0.17		0.18		0.14	(a)	0.16
Net realized and unrealized gain (loss) on investments	(1.93)		(1.48)		2.05		1.22		(1.36)

Total from investment operations	(1.74)		(1.31)		2.23		1.36		(1.20)

Less dividends and distributions:
From net investment income	(0.12)		(0.01)		(0.25)		(0.18)		(0.09)
From net realized capital gains on investments	—		(1.38)		—		—		—

Total dividends and distributions	(0.12)		(1.39)		(0.25)		(0.18)		(0.09)

Net asset value, end of year	$7.19		$9.05		$11.75		$9.77		$8.59

Total investment return	(19.55	)%(b)	(10.20)%		22.92%		16.14%		(12.06)%

Ratios/Supplemental Data:
Net investment income to average net assets	2.05%		1.66%		1.62%		1.52	%(a)	1.79%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.91%		0.92	%(c)	0.95	%(c)	0.99	%(c)	1.00	%(c)
Net expenses to average daily net assets	0.53	%(e)	0.92	%(c)	0.95	%(c)	1.00	%(c)(d)	1.00	%(c)
Portfolio turnover rate	81	%(f)	57%		93%		89%		66%
Net assets at end of year (in 000’s)	$943,024		$1,018,647		$1,116,127		$1,481,990		$1,150,136

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes a repayment to the Advisor, referenced above, for prior years’ reimbursement of expenses. The amount is 0.01% of average net assets.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
(f)	Portfolio turnover calculation does not include $10,686,440 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Year Ended March 31, 2020		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2017		Year Ended March 31, 2016
For a Class Y-3 Share Outstanding Throughout Each Year:

Net asset value at beginning of year	$13.13		$12.28	$12.62		$11.81		$12.11

Net investment income†	0.24		0.18	0.18		0.16	(a)	0.15
Net realized and unrealized gain (loss) on investments	(1.14)		0.67	1.39		1.11		0.33

Total from investment operations	(0.90)		0.85	1.57		1.27		0.48

Less dividends and distributions:
From net investment income	(0.17)		—	(0.18)		(0.14)		(0.14)
From net realized capital gains on investments	(0.83)		—	(1.73)		(0.32)		(0.64)

Total dividends and distributions	(1.00)		—	(1.91)		(0.46)		(0.78)

Net asset value, end of year	$11.23		$13.13	$12.28		$12.62		$11.81

Total investment return	(8.16	)%(b)	6.92%	12.47%		11.02%		4.13%

Ratios/Supplemental Data:
Net investment income to average net assets	1.75%		1.40%	1.35%		1.34	%(a)	1.23%
Total expenses (before reductions and reimbursements/waivers) to average daily net assets	0.82%		0.83%	0.80	%(c)	0.81	%(c)	0.82	%(c)
Net expenses to average daily net assets	0.31	%(d)	0.83%	0.80	%(c)	0.81	%(c)	0.82	%(c)
Portfolio turnover rate	38%		80%	36%		55%		31%
Net assets at end of year (in 000’s)	$1,038,720		$955,878	$920,610		$1,249,860		$952,386

(a)

Includes a non-recurring refund for overbilling of prior years’ custody fees, a portion of which was paid to the Advisor for prior years’ reimbursement of expenses. This amounted to less than $0.01 per share and less than 0.01% of average net assets.

(b)	The total return would have been lower had certain expenses not been reduced or reimbursed/waived during the years shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to the Financial Statements).
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

Mercer Funds

Notes to Financial Statements

March 31, 2020

1.	Organization

Mercer Funds (the “Trust”) consists of the following seven series: Mercer US Large Cap Equity Fund (“Large Cap”), Mercer US Small/Mid Cap Equity Fund (“Small/Mid Cap”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Mercer Investments LLC, successor to Mercer Investment Management, Inc. (the “Advisor”), a Delaware limited liability company, serves as the investment advisor to the Funds. The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund’s assets. The Funds are open-end investment companies and accordingly follow the open-end investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services — Investment Companies.

Under the 1940 Act, each Fund is classified as diversified.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap	Long-term total return, which includes capital appreciation and income
Small/Mid Cap	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income

Each Fund has registered and is authorized to offer interests in four classes of shares: Adviser Class (formerly Class S), Class I (formerly Class Y-1), Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2020, only Class Y-3 was active.

2.	Significant Accounting Policies

The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 “Premium Amortization of Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date. In accordance with the transition provisions of the

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal year ended March 31, 2020. The cost basis of securities at March 31, 2019 has been adjusted to $547,021,906 and $781,385,439 for Core Fixed and Opportunistic Fixed, respectively, with no adjustment necessary for the remaining Funds. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings (loss) or the net asset value of the Funds’ financial statements.

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities and exchange-traded funds listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ official closing price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund values its investments for which market quotations are readily available at market value. Each Fund may value short-term investments that will mature within 60 days or less by using pricing service quotations or at amortized cost, provided that such amortized cost approximates market value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker/dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Bank loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that the Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. The Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”), TBA commitments or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2020. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts and swap contracts are determined using Level 1 inputs as of March 31, 2020.

At March 31, 2020, Large Cap and Small/Mid Cap held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the schedule of investments, Futures Contracts and State Street Institutional U.S. Government Money Market Fund, Premier Class whose value was determined using Level 1 inputs and short-term investment positions in a United States Treasury Bill, as shown in the schedule of investments, whose value was determined using Level 2 inputs.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

The following is a summary of the portfolio securities by level based on inputs used as of March 31, 2020 in valuing the assets and liabilities of Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$2,471,402	$75,142,729	$—		$77,614,131
Austria	—	5,657,396	—		5,657,396
Belgium	—	12,833,077	—		12,833,077
Bermuda	—	5,888,227	—		5,888,227
Brazil	12,056,494	—	—		12,056,494
Canada	20,555,704	—	—		20,555,704
Cayman Islands	16,965,912	33,326,323	—		50,292,235
China	206,112	7,173,625	—		7,379,737
Denmark	1,991,244	52,673,050	—		54,664,294
Finland	2,841,054	18,445,031	—		21,286,085
France	1,750,199	263,165,997	—		264,916,196
Germany	514,475	174,527,907	—		175,042,382
Hong Kong	—	19,499,261	—		19,499,261
Hungary	—	4,685,147	—		4,685,147
India	—	6,660,607	—		6,660,607
Indonesia	—	826,552	—		826,552
Ireland	5,263,717	7,937,458	—		13,201,175
Israel	3,990,263	3,418,386	—		7,408,649
Italy	—	50,596,616	—		50,596,616
Japan	4,762,578	637,543,471	—		642,306,049
Luxembourg	581,016	108,456	—		689,472
Malaysia	—	1,111,994	—		1,111,994
Marshall Islands	247,402	—	—		247,402
Mauritius	—	663,551	—		663,551
Netherlands	6,470,879	112,708,172	—		119,179,051
New Zealand	—	619,386	—		619,386
Norway	—	7,367,626	—		7,367,626
Philippines	—	503,251	—		503,251
Portugal	—	—	0	**	—
Russia	3,496,356	19,420,628	—		22,916,984
Singapore	—	8,015,219	—		8,015,219
South Africa	—	644,956	—		644,956
South Korea	—	30,522,376	—		30,522,376
Spain	785,126	54,704,075	0	**	55,489,201
Sweden	365,765	57,874,931	—		58,240,696
Switzerland	1,228,771	299,946,445	—		301,175,216
Taiwan	18,387,872	13,020,194	—		31,408,066
Thailand	—	1,413,015	—		1,413,015
Turkey	—	5,333,974	—		5,333,974
United Kingdom	25,862,381	282,905,521	—		308,767,902
United States	54,655,916	47	—		54,655,963

Total Common Stocks	185,450,638	2,276,884,677	0		2,462,335,315

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment Companies	$23,625,343	$—	$—	$23,625,343

Preferred Stocks
Brazil	533,576	—	—	533,576
Germany	—	28,652,391	—	28,652,391
Russia	—	290,548	—	290,548

Total Preferred Stocks	533,576	28,942,939	—	29,476,515

Short-Term Investments
Mutual Fund - Securities Lending Collateral	27,307,637	—	—	27,307,637
U.S. Government and Agency Obligations	—	3,499,195	—	3,499,195

Total Short-Term Investments	27,307,637	3,499,195	—	30,806,832

Futures Contracts†
Buys	9,483,565	—	—	9,483,565

Total Futures Contracts	9,483,565	—	—	9,483,565

Total	$246,400,759	$2,309,326,811	$0	$2,555,727,570

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†	$—	$(624,517)	$—	$(624,517)

Total	$—	$(624,517)	$—	$(624,517)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2020.
†

Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin for Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Core Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset Backed Securities	$—	$92,920,822	$—	$92,920,822
Corporate Debt	—	315,143,375	1,528	315,144,903
Mortgage Backed Securities - Private Issuers	—	96,443,021	—	96,443,021
Mortgage Backed Securities - U.S. Government Agency Obligations	—	267,277,864	—	267,277,864
Municipal Obligations	—	5,371,642	—	5,371,642
Sovereign Debt Obligations	—	5,429,425	—	5,429,425
U.S. Government and Agency Obligations	—	153,438,015	—	153,438,015

Total Debt Obligations	—	936,024,164	1,528	936,025,692

Short-Term Investment
Mutual Fund - Securities Lending Collateral	2,009,610	—	—	2,009,610

Total Short-Term Investment	2,009,610	—	—	2,009,610

Options Purchased	17,031	—	—	17,031

Futures Contracts†
Buys	1,109,449	—	—	1,109,449

Total Futures Contracts	1,109,449	—	—	1,109,449

Swaps
Centrally Cleared Interest Rate Swaps†	—	1,034,220	—	1,034,220

Total Swaps	—	1,034,220	—	1,034,220

Forward Foreign Currency Contracts†	—	5,840	—	5,840

Total	$3,136,090	$937,064,224	$1,528	$940,201,842

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Sales	$(1,759,162)	$—	$—	$(1,759,162)

Total Futures Contracts	(1,759,162)	—	—	(1,759,162)

Swaps
Centrally Cleared Interest Rate Swaps†	—	(2,104,413)	—	(2,104,413)

Total Swaps	—	(2,104,413)	—	(2,104,413)

Forward Foreign Currency Contracts†	—	(9,495)	—	(9,495)

Written Options	(13,469)	—	—	(13,469)

Total	$(1,772,631)	$(2,113,908)	$—	$(3,886,539)

†

Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin for Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Opportunistic Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Debt Obligations	$—	$843,181,962		$—		$843,181,962

Common Stocks
Consumer, Cyclical	—	—		0	**	—
Energy	6	0	*	—		6
Utilities	—	673,722		—		673,722

Total Common Stocks	6	673,722		0		673,728

Convertible Preferred Stocks
Energy	—	37,832		—		37,832
Industrial	196,897	—		—		196,897
Technology	1,813,593	—		—		1,813,593
Utilities	819,544	—		—		819,544

Total Convertible Preferred Stocks	2,830,034	37,832		—		2,867,866

Preferred Stocks
Financial	166,731	—		—		166,731

Total Preferred Stocks	166,731	—		—		166,731

Warrant
Energy	—	0	*	—		—

Total Warrant	—	0		—		—

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments
Certificates of Deposit	$—	$995,104	$—	$995,104
Mutual Fund - Securities Lending Collateral	18,037,151	—	—	18,037,151
Sovereign Debt Obligations	—	8,208,723	—	8,208,723

Total Short-Term Investments	18,037,151	9,203,827	—	27,240,978

Options Purchased	646,900	476,915	—	1,123,815

Futures Contracts†
Buys	2,163,110	—	—	2,163,110
Sales	34,717	—	—	34,717

Total Futures Contracts	2,197,827	—	—	2,197,827

Swaps
OTC Interest Rate Swaps	—	63,247	—	63,247
Centrally Cleared Interest Rate Swaps†	—	392,828	—	392,828
OTC Credit Default Swaps	—	25,301	—	25,301
Centrally Cleared Credit Default Swaps†	—	10,354	—	10,354

Total Swaps	—	491,730	—	491,730

Forward Foreign Currency Contracts†	—	14,636,165	—	14,636,165

Total	$23,878,649	$868,702,153	$0	$892,580,802

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(28,429)	$—	$—	$(28,429)
Sales	(633,351)	—	—	(633,351)

Total Futures Contracts	(661,780)	—	—	(661,780)

Swaps
OTC Interest Rate Swaps	—	(29,935)	—	(29,935)
Centrally Cleared Interest Rate Swaps†	—	(1,374,518)	—	(1,374,518)
OTC Credit Default Swaps	—	(39,388)	—	(39,388)

Total Swaps	—	(1,443,841)	—	(1,443,841)

Forward Foreign Currency Contracts†	—	(13,792,503)	—	(13,792,503)

Written Options	(214,691)	(1,055,067)	—	(1,269,758)

Total	$(876,471)	$(16,291,411)	$—	$(17,167,882)

*	Represents one or more Level 2 securities at $0 value as of March 31, 2020.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

**	Represents one or more Level 3 securities at $0 value as of March 31, 2020.
†

Forward foreign currency contracts, Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin for Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Bermuda	$5,159,820	$9,430,159	$—	$14,589,979
Brazil	40,445,599	—	—	40,445,599
Cayman Islands	96,540,459	107,496,289	—	204,036,748
Chile	1,702,348	—	—	1,702,348
China	—	131,455,584	—	131,455,584
Colombia	546,869	—	—	546,869
Cyprus	—	513,929	—	513,929
Czech Republic	—	415,730	—	415,730
France	—	3,596,438	—	3,596,438
Greece	—	2,138,378	—	2,138,378
Hong Kong	1,557,966	27,115,410	—	28,673,376
Hungary	—	3,872,433	—	3,872,433
India	3,099,141	78,890,623	—	81,989,764
Indonesia	—	15,354,649	—	15,354,649
Japan	—	1,672,603	—	1,672,603
Luxembourg	477,452	1,192,770	—	1,670,222
Malaysia	—	4,973,452	—	4,973,452
Mexico	18,455,205	75,199	—	18,530,404
Netherlands	5,014,364	2,712,524	—	7,726,888
Papua New Guinea	—	755,127	—	755,127
Philippines	14,392	2,370,683	—	2,385,075
Poland	—	4,806,302	—	4,806,302
Russia	5,077,520	13,846,849	—	18,924,369
Singapore	—	2,308,665	—	2,308,665
South Africa	1,210,959	18,262,255	—	19,473,214
South Korea	5,461,500	81,724,350	—	87,185,850
Spain	5,993	—	—	5,993
Switzerland	—	3,125,585	—	3,125,585
Taiwan	27,340,468	93,060,910	—	120,401,378
Thailand	2,986,455	11,245,548	—	14,232,003
Turkey	—	2,697,810	—	2,697,810
United Arab Emirates	—	897,376	—	897,376
United Kingdom	726,362	10,117,334	—	10,843,696
United States	19,073,261	—	—	19,073,261

Total Common Stocks	234,896,133	636,124,964	—	871,021,097

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Preferred Stocks
Brazil	$5,678,497	$—		$—		$5,678,497
Colombia	111,961	—		—		111,961
South Korea	—	4,872,447		—		4,872,447

Total Preferred Stocks	5,790,458	4,872,447		—		10,662,905

Rights
Hong Kong	—	—		0	**	—
India	—	0	*	—		—

Total Rights	—	0		0		—

Short-Term Investments
Mutual Fund - Securities Lending Collateral	1,742,607	—		—		1,742,607
U.S. Government and Agency Obligations	—	1,999,892		—		1,999,892

Total Short-Term Investments	1,742,607	1,999,892		—		3,742,499

Futures Contracts†
Buys	504,523	—		—		504,523

Total Futures Contracts	504,523	—		—		504,523

Total	$242,933,721	$642,997,303		$0		$885,931,024

*	Represents one or more Level 2 securities at $0 value as of March 31, 2020.
**	Represents one or more Level 3 securities at $0 value as of March 31, 2020.
†

Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin for Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$14,879,862	$—	$14,879,862
Austria	—	3,863,550	—	3,863,550
Belgium	—	2,210,870	—	2,210,870
Bermuda	12,237,582	1,221,710	—	13,459,292
Canada	54,227,862	—	—	54,227,862
Cayman Islands	4,881,448	44,379	—	4,925,827
Denmark	—	2,923,222	—	2,923,222
Finland	—	3,993,841	—	3,993,841

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
France	$—	$28,630,587	$—	$28,630,587
Germany	—	17,277,690	—	17,277,690
Hong Kong	—	18,693,444	—	18,693,444
Ireland	14,876,026	498,396	—	15,374,422
Israel	198,634	4,896,948	—	5,095,582
Italy	—	1,389,403	—	1,389,403
Japan	—	47,691,932	—	47,691,932
Luxembourg	522,192	686,681	—	1,208,873
Netherlands	—	16,003,754	—	16,003,754
New Zealand	—	4,219,850	—	4,219,850
Norway	—	4,697,647	—	4,697,647
Portugal	—	253,802	—	253,802
Puerto Rico	1,473,500	—	—	1,473,500
Singapore	—	6,244,930	—	6,244,930
Spain	—	8,802,444	—	8,802,444
Sweden	—	16,195,952	—	16,195,952
Switzerland	—	38,017,112	—	38,017,112
United Kingdom	3,701,529	37,152,190	—	40,853,719
United States	546,772,383	—	—	546,772,383

Total Common Stocks	638,891,156	280,490,196	—	919,381,352

Short-Term Investments
Mutual Fund - Securities Lending Collateral	3,702,660	—	—	3,702,660
U.S. Government and Agency Obligations	—	999,770	—	999,770

Total Short-Term Investments	3,702,660	999,770	—	4,702,430

Futures Contracts†
Buys	4,999,188	—	—	4,999,188

Total Futures Contracts	4,999,188	—	—	4,999,188

Total	$647,593,004	$281,489,966	$—	$929,082,970

†

Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin for Futures contracts and Centrally Cleared Swaps, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

The following table includes a rollforward of the amounts for the year ended March 31, 2020 for financial instruments classified as Level 3:

Core Fixed

Investments in Securities	Balance as of March 31, 2019		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3	Purchases/ Sales	Balance as of March 31, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2020
DEBT OBLIGATIONS
Corporate Debt	$	—^	$—	$1,528	$—	$—	$1,528	$1,528

Total	$	—^	$—	$1,528	$—	$—	$1,528	$1,528

^	Represents one security at $0 value as of March 31, 2019.

Investments in Derivative Instruments

At March 31, 2020 and during the year then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap

ASSET DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$1,007,143	$1,007,143

Total Value	$1,007,143	$1,007,143

LIABILITY DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$(76,964)	$(76,964)

Total Value	$(76,964)	$(76,964)

NET REALIZED GAIN (LOSS)(6)
	Equity Risk	Total
Futures Contracts	$(3,598,844)	$(3,598,844)

Total Realized Gain (Loss)	$(3,598,844)	$(3,598,844)

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Equity Risk	Total
Futures Contracts	$752,946	$752,946

Total Change in Appreciation (Depreciation)	$752,946	$752,946

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Equity Risk	Total
Long Futures Contracts	$16,656,270	$16,656,270

Small/Mid Cap

ASSET DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$51,766	$51,766

Total Value	$51,766	$51,766

LIABILITY DERIVATIVES
	Equity Risk	Total
Futures Contracts(2)	$(189,710)	$(189,710)

Total Value	$(189,710)	$(189,710)

NET REALIZED GAIN (LOSS)(6)
	Equity Risk	Total
Futures Contracts	$(3,485,870)	$(3,485,870)

Total Realized Gain (Loss)	$(3,485,870)	$(3,485,870)

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Equity Risk	Total
Futures Contracts	$(493,724)	$(493,724)

Total Change in Appreciation (Depreciation)	$(493,724)	$(493,724)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Equity Risk	Total
Long Futures Contracts	$34,496,550	$34,496,550

Non-US Core Equity

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$9,483,565	$9,483,565

Total Value	$—	$9,483,565	$9,483,565

LIABILITY DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Forward Foreign Currency Contracts(5)	$(624,517)	$—	$(624,517)

Total Value	$(624,517)	$—	$(624,517)

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$(11,040,524)	$(11,040,524)
Forward Foreign Currency Contracts	642,996	—	642,996

Total Realized Gain (Loss)	$642,996	$(11,040,524)	$(10,397,528)

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$—	$8,109,239	$8,109,239
Forward Foreign Currency Contracts	(666,604)	—	(666,604)

Total Change in Appreciation (Depreciation)	$(666,604)	$8,109,239	$7,442,635

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Equity Risk	Total
Long Futures Contracts	$—	$100,919,741	$100,919,741
Forward Foreign Currency Contracts	21,830,184	—	21,830,184

Core Fixed

ASSET DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Total
Options Purchased(1)	$—	$17,031	$17,031
Futures Contracts(2)	—	1,109,449	1,109,449
Forward Foreign Currency Contracts(3)	5,840	—	5,840
Centrally Cleared Swap Contracts**	—	1,034,220	1,034,220

Total Value	$5,840	$2,160,700	$2,166,540

LIABILITY DERIVATIVES
	Foreign Currency Risk	Interest Rate Risk	Total
Options Written(4)	$—	$(13,469)	$(13,469)
Futures Contracts(2)	—	(1,759,162)	(1,759,162)
Forward Foreign Currency Contracts(5)	(9,495)	—	(9,495)
Centrally Cleared Swap Contracts**	—	(2,104,413)	(2,104,413)

Total Value	$(9,495)	$(3,877,044)	$(3,886,539)

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Interest Rate Risk	Total
Options Purchased	$—	$(138,860)	$(138,860)
Options Written	—	60,365	60,365
Swaps Contracts	—	(2,500,610)	(2,500,610)
Futures Contracts	—	6,390,926	6,390,926
Forward Foreign Currency Contracts	10,934	—	10,934

Total Realized Gain (Loss)	$10,934	$3,811,821	$3,822,755

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Interest Rate Risk	Total
Options Purchased	$—	$(47,575)	$(47,575)
Options Written	—	10,030	10,030
Swaps Contracts	—	(785,955)	(785,955)
Futures Contracts	—	(1,754,626)	(1,754,626)
Forward Foreign Currency Contracts	(3,655)	—	(3,655)

Total Change in Appreciation (Depreciation)	$(3,655)	$(2,578,126)	$(2,581,781)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Interest Rate Risk	Total
Options Purchased	$—	$416,714	$416,714
Options Written	—	(357,571)	(357,571)
Swaps Contracts	—	81,898,683	81,898,683
Short Futures Contracts	—	(42,742,268)	(42,742,268)
Long Futures Contracts	—	66,043,117	66,043,117
Forward Foreign Currency Contracts	904,945	—	904,945

Opportunistic Fixed

ASSET DERIVATIVES
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total

Options Purchased(1)	$87,386	$389,529	$—	$646,900	$1,123,815
Futures Contracts(2)	—	—	2,197,827	—	2,197,827
Forward Foreign Currency Contracts(3)	—	14,636,165	—	—	14,636,165
OTC Swaps Contracts	25,301	—	63,247	—	88,548
Centrally Cleared Swap Contracts**	10,354	—	392,828	—	403,182

Total Value	$123,041	$15,025,694	$2,653,902	$646,900	$18,449,537

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

LIABILITY DERIVATIVES
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Written(4)	$—	$(1,055,067)	$(5,891)	$(208,800)	$(1,269,758)
Futures Contracts(2)	—	—	(661,780)	—	(661,780)
Forward Foreign Currency Contracts(5)	—	(13,792,503)	—	—	(13,792,503)
OTC Swaps Contracts	(39,388)	—	(29,935)	—	(69,323)
Centrally Cleared Swap Contracts**	—	—	(1,374,518)	—	(1,374,518)

Total Value	$(39,388)	$(14,847,570)	$(2,072,124)	$(208,800)	$(17,167,882)

NET REALIZED GAIN (LOSS)(6)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased	$1,435,476	$(1,337,112)	$(545,767)	$2,117,092	$1,669,689
Options Written	94,068	(29,509)	99,097	(821,275)	(657,619)
Swaps Contracts	(880,894)	—	(7,813,064)	—	(8,693,958)
Futures Contracts	—	—	2,719,755	—	2,719,755
Forward Foreign Currency Contracts	—	6,009,004	—	—	6,009,004

Total Realized Gain (Loss)	$648,650	$4,642,383	$(5,539,979)	$1,295,817	$1,046,871

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased	$263,945	$191,732	$166,727	$(448,424)	$173,980
Options Written	(12,112)	(784,617)	49,530	(28,882)	(776,081)
Swaps Contracts	574,936	—	1,121,242	—	1,696,178
Futures Contracts	—	—	1,808,725	—	1,808,725
Forward Foreign Currency Contracts	—	1,305,980	—	—	1,305,980

Total Change in Appreciation (Depreciation)	$826,769	$713,095	$3,146,224	$(477,306)	$4,208,782

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Equity Risk	Total
Options Purchased	$52,100,182	$63,082,818	$3,863,947	$139,452	$119,186,399
Options Written	(34,693,333)	(25,333,375)	(7,460,407)	(2,850)	(67,489,965)
Swaps Contracts	122,727,355	—	146,108,691	—	268,836,046
Short Futures Contracts	—	—	(121,738,019)	—	(121,738,019)
Long Futures Contracts	—	—	100,090,610	—	100,090,610
Forward Foreign Currency Contracts	—	621,526,109	—	—	621,526,109

Emerging Markets

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$—	$504,523	$504,523

Total Value	$—	$504,523	$504,523

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts††	$—	$(3,134,219)	$(3,134,219)
Forward Foreign Currency Contracts	5,029,209	—	5,029,209

Total Realized Gain (Loss)	$5,029,209	$(3,134,219)	$1,894,990

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts††	$—	$(85,917)	$(85,917)
Forward Foreign Currency Contracts	(1,680,667)	—	(1,680,667)

Total Change in Appreciation (Depreciation)	$(1,680,667)	$(85,917)	$(1,766,584)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Equity Risk	Total
Short Futures Contracts††	$—	$(12,057,207)	$(12,057,207)
Long Futures Contracts	—	49,997,274	49,997,274
Forward Foreign Currency Contracts	693,089,382	—	693,089,382

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Global Low Volatility

ASSET DERIVATIVES
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts(2)	$21,646	$4,977,542	$4,999,188

Total Value	$21,646	$4,977,542	$4,999,188

NET REALIZED GAIN (LOSS)(6)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$(4,678)	$885,823	$881,145

Total Realized Gain (Loss)	$(4,678)	$885,823	$881,145

CHANGE IN APPRECIATION (DEPRECIATION)(7)
	Foreign Currency Risk	Equity Risk	Total
Futures Contracts	$23,501	$4,350,314	$4,373,815

Total Change in Appreciation (Depreciation)	$23,501	$4,350,314	$4,373,815

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(8)
	Foreign Currency Risk	Equity Risk	Total
Long Futures Contracts	$1,260,638	$34,755,184	$36,015,822

**

Centrally Cleared Swaps are valued at unrealized appreciation/depreciation on the Schedule of Investments. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

††	Includes Synthetic Futures.
(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

(3)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(4)	Statements of Assets and Liabilities location: Written options, at value.
(5)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(6)

Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts, Closed futures contracts, Purchased option contracts, Written option contracts and Swap contracts.

(7)

Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts, Open futures contracts, Purchased option contracts, Written option contracts and Swap contracts.

(8)	Amounts disclosed represent average notional value for the months that the Fund held such derivatives during the year ended March 31, 2020.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Netting Agreements and Collateral Requirements

In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a subadvisor may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds’ derivative assets and liabilities at fair value by risk are presented in the tables

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

above. For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2020.

Non-US Core Equity

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(a)
HSBC Bank USA, N.A.	$(531,874)	$—	$—	$(531,874)
State Street Bank and Trust	(92,643)	—	—	(92,643)

	$(624,517)	$—	$—	$(624,517)

(a)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Core Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Barclays Bank Plc	$5,840	$(5,732)	$—	$108

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Barclays Bank Plc	$(5,732)	$5,732	$—	$—
JPMorgan Chase Bank N.A.	(3,763)	—	—	(3,763)

	$(9,495)	$5,732	$—	$(3,763)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Opportunistic Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Bank of America, N.A.	$692,272	$(466,016)	$(36,287)	$189,969
Barclays Bank Plc	1,068,382	(598,902)	—	469,480
BNP Paribas S.A.	414,213	(414,213)	—	—
Citibank N.A.	785,622	(785,622)	—	—
Citigroup Global Markets, Inc.	19,414	(19,414)	—	—
Credit Suisse International	39,835	(392)	(39,443)	—
Deutsche Bank AG	835,923	(678,774)	(157,149)	—
Goldman Sachs & Co.	945,391	(726,925)	(218,466)	—
Goldman Sachs International	1,017,781	(918,090)	(99,691)	—
HSBC Bank Plc	327,868	(327,868)	—	—
HSBC Bank USA, N.A.	20,621	(20,621)	—	—
JPMorgan Chase Bank N.A.	5,900,512	(3,245,742)	(2,601,555)	53,215
Morgan Stanley & Co.	26,565	(26,565)	—	—
Morgan Stanley and Co. International Plc	64,359	(64,359)	—	—
Morgan Stanley Capital Services, Inc.	2,718,415	(2,140,331)	(578,084)	—
Natwest Markets Plc	26,419	(26,419)	—	—
Standard Chartered Bank	33,315	(6,203)	—	27,112
State Street Bank and Trust	27,184	(17,296)	—	9,888
State Street Bank London	10,516	(10,516)	—	—
Toronto Dominion Bank	162,513	(3,524)	—	158,989
UBS AG	64,508	(64,508)	—	—

	$15,201,628	$(10,562,300)	$(3,730,675)	$908,653

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Liabilities(b)
Bank of America, N.A.	$(466,016)	$466,016	$—	$—
Barclays Bank Plc	(598,902)	598,902	—	—
BNP Paribas S.A.	(780,140)	414,213	365,927	—
Citibank N.A.	(2,977,282)	785,622	969,353	(1,222,307)
Citigroup Global Markets, Inc.	(101,542)	19,414	—	(82,128)
Credit Suisse International	(392)	392	—	—
Deutsche Bank AG	(678,774)	678,774	—	—
Goldman Sachs & Co.	(726,925)	726,925	—	—
Goldman Sachs International	(918,090)	918,090	—	—
HSBC Bank Plc	(698,465)	327,868	314,968	(55,629)
HSBC Bank USA, N.A.	(36,234)	20,621	—	(15,613)
JPMorgan Chase Bank N.A.	(3,245,742)	3,245,742	—	—
Morgan Stanley & Co.	(43,473)	26,565	—	(16,908)
Morgan Stanley and Co. International Plc	(1,210,601)	64,359	117,282	(1,028,960)
Morgan Stanley Capital Services, Inc.	(2,140,331)	2,140,331	—	—
Natwest Markets Plc	(100,717)	26,419	9,209	(65,089)
Standard Chartered Bank	(6,203)	6,203	—	—
State Street Bank and Trust	(17,296)	17,296	—	—
State Street Bank London	(53,459)	10,516	—	(42,943)
Toronto Dominion Bank	(3,524)	3,524	—	—
UBS AG	(112,785)	64,508	—	(48,277)

	$(14,916,893)	$10,562,300	$1,776,739	$(2,577,854)

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividends, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

(c)  Cash, cash equivalents and short-term investments

A Fund may invest a portion of its assets in cash and cash equivalents. Cash and cash equivalents are defined as cash and bank balances as well as short-term investments with a maturity of less than three months from the acquisition date.

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked to market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”) acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2020. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2020 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap	$13,602,187	$267,594	$14,382,062
Small/Mid Cap	68,781,826	3,556,353	69,476,429
Non-US Core Equity	69,504,118	27,307,637	45,279,659
Core Fixed	7,698,152	2,009,610	5,770,993
Opportunistic Fixed	20,058,969	18,037,151	2,537,893
Emerging Markets	11,524,403	1,742,607	10,245,552
Global Low Volatility	21,651,572	3,702,660	18,655,026
For Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility, all of the securities on loan collateralized by cash are classified as Common Stocks in each Fund’s Schedule of Investments at March 31, 2020, with a contractual maturity of overnight and continuous. For Core Fixed, all of the securities on loan collateralized by cash are classified as Corporate Debt in the Fund’s Schedule of Investments at March 31, 2020, with a contractual maturity of overnight and continuous.

For Opportunistic Fixed, the values of the security loan obligations are classified as follows at March 31, 2020:

Opportunistic Fixed

	Remaining Contractual Maturity of the Agreements As of March 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Debt	$3,646,977	$—	$—	$—	$3,646,977
Preferred Stocks	50,380	—	—	—	50,380
U.S. Government and Agency Obligations	14,339,794	—	—	—	14,339,794

Total	$18,037,151	$—	$—	$—	$18,037,151

Total Borrowings	$18,037,151	$—	$—	$—	$18,037,151

Gross amount of recognized liabilities for securities lending transactions					$18,037,151

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

(e)  Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Up-front payments received or made are reflected as “up-front net premiums received” or “up-front net premiums paid”, respectively, on the Statements of Assets and Liabilities. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

The equity swaps in which the Funds may invest involve agreements with a counterparty. The return to the Funds on any equity swap contract will be the total return on the notional amount of the contract as

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Funds will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap at the time of default, and not the entire notional amount. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the counterparty risk of swaps.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010, a regulatory framework for certain OTC derivatives, such as swaps was enacted. The Dodd-Frank Act requires certain swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants who were not previously required to register are regulated as swap dealers or swap participants, and are subject to certain minimum capital and margin requirements and business conduct standards.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty.

The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin payable or receivable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

During the year ended March 31, 2020, Core Fixed and Opportunistic Fixed used swap agreements to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Fixed and Opportunistic Fixed Schedules of Investments for a listing of open swap agreements as of March 31, 2020.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

(f)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked to market daily, depending upon changes in the price of the underlying securities subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable on the Statements of Assets and Liabilities. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, or on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future operates like a total return swap transaction in which there’s a commitment to receive positive or negative returns in exchange for equity index futures.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

If the underlying asset declines in value over the term of the total return swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statements of Operations.

During the year ended March 31, 2020, Large Cap, Small/Mid Cap, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed and Opportunistic Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets also used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See each Fund’s Schedule of Investments for a listing of open futures contracts as of March 31, 2020.

(g)  Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

During the year ended March 31, 2020, Core Fixed and Opportunistic Fixed used options to manage interest rate and volatility exposure.

(h)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably.

During the year ended March 31, 2020, Core Fixed and Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Non-US Core Equity and Emerging Markets used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Funds. See the Non-US Core Equity, Core Fixed, Opportunistic Fixed and Emerging Markets Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2020.

(i)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(j)  When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

A Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation”. See the Schedules of Investments for TBA and when-issued securities held as of March 31, 2020.

(k)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2020.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

(l)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedules of Investments for mortgage-backed and asset-backed securities held by Core Fixed and Opportunistic Fixed as of March 31, 2020.

(m)  Bank loans

Core Fixed and Opportunistic Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2020, Opportunistic Fixed had the following unfunded loan commitments:

Borrower	Par	Cost	Value	Unrealized Gain (Loss)
EyeCare Partners, LLC	$51,081	$51,018	$42,227	$(8,791)

(n)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

(o)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On March 31, 2020, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

Unlimited
Non-US Core Equity	$46,007,731
Opportunistic Fixed	20,121,654
Emerging Markets	54,798,809

During the year ended March 31, 2020, Core Fixed and Opportunistic Fixed utilized capital loss carryforwards of $12,448,296 and $4,332,457, respectively.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2020, Large Cap and Small/Mid Cap have elected to defer current year post-October losses of $7,119,824 and $11,611,224, respectively.

As of March 31, 2020, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and derivatives were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap	$1,026,538,185	$17,139,560	$(196,997,364)	$(179,857,804)
Small/Mid Cap	1,249,554,528	40,344,609	(316,355,231)	(276,010,622)
Non-US Core Equity	2,870,768,278	168,581,061	(493,105,334)	(324,524,273)
Core Fixed	928,099,428	36,174,524	(26,221,619)	9,952,905
Opportunistic Fixed	980,321,749	11,489,297	(116,555,966)	(105,066,669)
Emerging Markets	1,111,896,873	40,281,185	(266,751,557)	(226,470,372)
Global Low Volatility	975,188,189	60,537,983	(111,642,390)	(51,104,407)

The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These differences primarily relate to swap income, gains and losses from passive foreign investment companies and other basis adjustments during the period ended March 31, 2020.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

As of March 31, 2020, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2020 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

During the years ended March 31, 2020 and March 31, 2019, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2020			2019
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Large Cap	$12,207,874	$31,187,213	$—	$18,203,269	$79,063,810	$—
Small/Mid Cap	8,939,375	31,223,283	—	13,103,133	121,011,411	—
Non-US Core Equity	60,608,354	—	—	71,614,415	147,266,369	—
Core Fixed	21,127,381	—	—	24,784,732	—	—
Opportunistic Fixed	22,762,588	—	—	15,919,968	—	—
Emerging Markets	15,100,507	—	—	39,741,557	103,026,768	—
Global Low Volatility	13,667,359	67,398,170	—	—	—	—

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap	$—	$—	$(7,120,383)	$(179,856,569)	$(186,976,952)
Small/Mid Cap	—	—	(11,611,325)	(276,010,622)	(287,621,947)
Non-US Core Equity	15,447,155	—	(46,009,002)	(324,889,169)	(355,451,016)
Core Fixed	12,948,249	—	(647)	8,928,749	21,876,351
Opportunistic Fixed	7,013,558	—	(20,128,624)	(108,048,472)	(121,163,538)
Emerging Markets	20,069,154	—	(54,798,809)	(226,606,449)	(261,336,104)
Global Low Volatility	30,895,036	24,411,732	—	(50,993,541)	4,313,227

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(p)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(q)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

3.	Credit agreement

The Trust entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a committed, unsecured revolving line of credit through December 10, 2020. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Adjusted Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust pays an annual commitment fee at the rate 0.25% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to the higher of the Overnight Federal Funds Rate or 30-Day LIBOR plus 1.00%. The Funds did not borrow under the Agreement during the year ended March 31, 2020.

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

5.	Fees and other transactions with affiliates

As of March 31, 2020, the Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million up to $1 billion	Average net assets in excess of $1 billion
Large Cap	0.53%	0.51%	0.46%
Small/Mid Cap	0.90%	0.88%	0.83%
Non-US Core Equity	0.75%	0.73%	0.68%
Core Fixed	0.35%	0.33%	0.28%
Opportunistic Fixed	0.80%	0.78%	0.73%
Emerging Markets	0.80%	0.78%	0.73%
Global Low Volatility	0.75%	0.73%	0.68%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

The Advisor has contractually agreed, until at least July 31, 2020, to waive any portion of its management fee that exceeds the aggregate amount of the subadvisory fees that the Advisor is required to pay to the Funds’ Subadvisors. This contractual fee waiver agreement may only be changed or eliminated with the approval of the Funds’ Board of Trustees. The fees waived by the Advisor pursuant to this agreement are not subject to reimbursement by the Funds to the Advisor. The fees waived are shown in the Advisory fee waiver line in the Statements of Operations.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

The Advisor provides certain internal administrative services to the Adviser Class, Class I and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.25%, 0.25% and 0.15% of the average daily net assets of the Adviser Class, Class I and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Adviser Class, Class I and Class Y-2 shares, including the transfer agent. As these classes have not been funded, no fees were charged for the year ended March 31, 2020.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Adviser Class shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Adviser Class shares. As this class has not been funded, no fees were charged for the year ended March 31, 2020.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and in-kind contributions, for the year ended March 31, 2020, were as follows:

	Long-Term U.S. Government Securities		Other Long-Term Securities
Purchases
Large Cap	$—		$479,264,205
Small/Mid Cap	—		646,171,291
Non-US Core Equity	—		2,313,336,631
Core Fixed	1,240,911,245	*	331,863,610
Opportunistic Fixed	263,226,043	**	1,111,059,059
Emerging Markets	—		967,939,199
Global Low Volatility	—		506,063,168

Sales
Large Cap	—		581,836,781
Small/Mid Cap	—		657,779,790
Non-US Core Equity	—		1,785,870,345
Core Fixed	1,050,779,818	*	148,870,713
Opportunistic Fixed	283,059,784	**	884,949,134
Emerging Markets	—		786,978,778
Global Low Volatility	—		372,171,807

*	Includes purchases of $143,516,009 and sales of $143,625,622 for TBA securities.
**	Includes purchases of $5,542,031 and sales of $5,542,031 for TBA securities.

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	10,138,802	$90,778,255	1,111,242	$9,300,085
Shares issued through in-kind contribution*	81,706,524	781,114,365	—	—
Shares issued to shareholders in reinvestment of distributions	4,676,195	43,395,087	12,312,288	97,267,079
Shares repurchased	(21,820,763)	(194,574,909)	(15,278,614)	(154,193,839)

Net increase (decrease)	74,700,758	$720,712,798	(1,855,084)	$(47,626,675)

Small/Mid Cap

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	22,989,280	$221,232,437	9,955,444	$115,835,355
Shares issued through in-kind contribution**	51,416,668	567,640,018	—	—
Shares issued to shareholders in reinvestment of distributions	3,694,817	40,162,658	14,532,788	134,114,544
Shares repurchased	(20,554,836)	(214,043,599)	(19,938,961)	(233,636,396)

Net increase	57,545,929	$614,991,514	4,549,271	$16,313,503

Non-US Core Equity

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	80,075,822	$790,637,683	36,986,983	$391,777,967
Shares issued through in-kind contribution***	38,582,379	410,902,338	—	—
Shares issued to shareholders in reinvestment of distributions	5,696,274	60,608,354	23,739,781	218,880,784
Shares repurchased	(26,429,943)	(276,992,700)	(29,969,109)	(317,168,352)

Net increase	97,924,532	$985,155,675	30,757,655	$293,490,399

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

Core Fixed

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	59,487,550	$613,861,885	11,872,441	$116,813,300
Shares issued to shareholders in reinvestment of distributions	2,057,194	21,127,381	2,581,743	24,784,732
Shares repurchased	(25,733,623)	(267,181,856)	(46,284,747)	(453,655,356)

Net increase (decrease)	35,811,121	$367,807,410	(31,830,563)	$(312,057,324)

Opportunistic Fixed

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	41,331,790	$386,165,258	30,437,722	$274,937,746
Shares issued to shareholders in reinvestment of distributions	2,450,225	22,762,588	1,807,034	15,919,968
Shares repurchased	(18,948,016)	(173,703,085)	(8,780,534)	(79,961,919)

Net increase	24,833,999	$235,224,761	23,464,222	$210,895,795

Emerging Markets

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	34,290,769	$300,441,230	21,266,136	$218,061,043
Shares issued through in-kind contribution****	14,375,147	133,545,116	—	—
Shares issued to shareholders in reinvestment of distributions	1,618,490	15,100,507	16,996,229	142,768,325
Shares repurchased	(31,714,029)	(286,169,511)	(20,683,889)	(196,938,629)

Net increase	18,570,377	$162,917,342	17,578,476	$163,890,739

Global Low Volatility

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	29,601,187	$386,424,292	16,031,898	$200,221,293
Shares issued to shareholders in reinvestment of distributions	6,000,409	81,065,529	—	—
Shares repurchased	(15,928,861)	(221,207,356)	(18,205,264)	(229,051,200)

Net increase (decrease)	19,672,735	$246,282,465	(2,173,366)	$(28,829,907)

Mercer Funds

Notes to Financial Statements (Continued)

March 31, 2020

*

On November 26, 2019, Large Cap received securities in-kind valued at $769,614,365 and cash of $11,500,000 from Mercer Large Cap Stock Fund. This resulted in the issuance of 81,706,524 shares valued at $781,114,365.

**

On December 2, 2019, Small/Mid Cap received securities in-kind valued at $550,516,305 and cash of $17,123,713 from Mercer Small/Mid Cap Stock Fund. This resulted in the issuance of 51,416,668 shares valued at $567,640,018.

***

On December 3, 2019, Non-US Core Equity received securities in-kind valued at $395,102,338 and cash of $15,800,000 from Mercer International Stock Fund. This resulted in the issuance of 38,582,379 shares valued at $410,902,338.

****

On November 26, 2019, Emerging Markets received securities in-kind valued at $10,686,440 and cash of $122,858,676 from Mercer International Stock Fund. This resulted in the issuance of 14,375,147 shares valued at $133,545,116.

8.	Certain Risks

In the normal course of business, the Funds invest in securities or other instruments and may enter into transactions, and such activities subject each Fund to various risks, including fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations (credit risk). Investments in foreign securities involve certain risks, including foreign currency fluctuations and those related to political or economic instability.

Additional risks associated with certain of the Funds’ investments are described above within the respective security type notes. A more complete description of risks is included in the Funds’ prospectus and statement of additional information.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Funds’ investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

9.	Subsequent events

Management has evaluated the impact of subsequent events through May 26, 2020, the date the financial statements were available to be issued for possible adjustment and/or disclosure in the Funds’ financial statements. Management has determined that there are no material events that would require adjustment and/or disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Mercer Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Mercer Funds (the “Funds”) comprising Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund, including the schedules of investments as of March 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Mercer Funds as of March 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts

May 26, 2020

We have served as the auditor of one or more Mercer investment companies since 2006.

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at https://www.delegated-solutions.mercer.com/us-proxy-voting-policies.html.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2020, were as follows:

Fund
Large Cap	$31,187,213
Small/Mid Cap	31,223,283
Global Low Volatility	67,398,170

For the year ended March 31, 2020, Non-US Core Equity and Emerging Markets had foreign tax credits in the amount of $5,343,621 and $2,924,798, respectively, and foreign source income of $77,468,481 and $28,097,562, respectively.

Qualified dividend income (“QDI”) received by the Funds through March 31, 2020, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap	$10,264,383
Small/Mid Cap	9,223,055
Non-US Core Equity	60,269,720
Emerging Markets	18,252,686
Global Low Volatility	17,211,573

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2020, qualified for the dividends received deduction, as follows:

Fund
Large Cap	76.05%
Small/Mid Cap	92.14%
Non-US Core Equity	0.97%
Emerging Markets	1.88%
Global Low Volatility	55.63%

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2019 through March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.33%	1,000.00	848.00	924.00	1.67
Hypothetical	0.33%	1,000.00	1,023.35	1,011.68	1.67

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.33%, multiplied by the average account value over the period, multiplied by 183/366.

Small/Mid Cap — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.49%	1,000.00	763.90	881.95	2.16
Hypothetical	0.49%	1,000.00	1,022.55	1,011.28	2.48

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 183/366.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.43%	1,000.00	849.60	924.80	1.99
Hypothetical	0.43%	1,000.00	1,022.85	1,011.43	2.17

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 183/366.

Core Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.19%	1,000.00	1,020.00	1,010.00	0.96
Hypothetical	0.19%	1,000.00	1,024.05	1,012.03	0.96

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.19%, multiplied by the average account value over the period, multiplied by 183/366.

Opportunistic Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.44%	1,000.00	925.30	962.65	2.12
Hypothetical	0.44%	1,000.00	1,022.80	1,011.40	2.23

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 183/366.

Emerging Markets — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.52%	1,000.00	827.30	913.65	2.38
Hypothetical	0.52%	1,000.00	1,022.40	1,011.20	2.63

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 183/366.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Global Low Volatility — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.31%	1,000.00	860.10	930.05	1.44
Hypothetical	0.31%	1,000.00	1,023.45	1,011.73	1.57

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.31%, multiplied by the average account value over the period, multiplied by 183/366.

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (76)	Trustee	Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of Cara Therapeutics, Inc.; Mr. Bains was a director of BG Medicine, Inc.(2007 to 2014) and a trustee of BofA Funds Series Trust (11 portfolios) (2011 to 2016).

Adela M. Cepeda 99 High Street Boston, MA 02110 (61)	Chairperson and Trustee	Chairperson since 2018; Trustee since 2005	Ms. Cepeda was Managing Director of PFM Financial Advisors LLC (a financial advisory firm) from September 2016 to December 2019. Ms. Cepeda was previously Founder and President of A.C. Advisory, Inc. (a financial advisory firm) 1995—2016.	7	Ms. Cepeda is a director or trustee of: The UBS Funds (15 portfolios); UBS Relationship Funds (11 portfolios); SMA Relationship Trust (5 portfolios); Morgan Stanley Pathway Funds (11 portfolios); BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.); Ms. Cepeda was a director of Fort Dearborn Income Securities, Inc. (2000 to 2016).

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Gail A. Schneider 99 High Street Boston, MA 02110 (70)	Trustee	Trustee Since 2009	Ms. Schneider is a self-employed consultant since 2007. Ms. Schneider was previously an Executive Vice President at JPMorgan Chase & Co.	7	None

Luis A. Ubiñas 99 High Street Boston, MA 02110 (56)	Trustee	Trustee Since October 2019	Mr. Ubiñas is retired. Mr. Ubiñas previously served as President of Ford Foundation (a not-for profit organization) from 2008-2013 and prior to that he served as a Senior Partner for McKinsey & Company (a global consulting firm).	7	Mr. Ubiñas is a Director of: Electronic Arts, Inc., Boston Private Financial Holdings, Inc., and Tanger Factory Outlet Centers, Inc.

Joan E. Steel 99 High Street Boston, MA 02110 (66)	Trustee	Trustee Since January 2020	Ms. Steel is the Founder and Chief Executive Officer of Alpha Wealth Advisors LLC since September 2009.	7	None

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard S. Joseph** (54)	Trustee, President, and Chief Executive Officer	Since 2016	Mr. Joseph is Vice President and Head of the US Mercer Delegated Solutions of Mercer Investments LLC since December 2015. Prior to December 2015, he was Chief Operating Officer of Mercer Investments LLC since 2005.	7	Mr. Joseph is a trustee of Mercer Trust Company and was a director of Mercer Investments LLC from January 2017 — March 2019.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Joseph is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Gouthro (51)	Vice President, Treasurer and Chief Financial Officer	Since 2018	Mr. Gouthro is a Partner at Mercer and U.S. Chief Operating Officer for Mercer’s U.S. Business Solutions Group. Mr. Gouthro joined Mercer in 2018. Prior to joining Mercer, Mr. Gouthro was at Putnam Investments in various leadership roles in Operations, Technology, and Investments.

Jeff Coleman (50)	Vice President and Assistant Treasurer	Since 2019	Mr. Coleman is Head of Investment Operations at Mercer Investments LLC since 2019. Prior to joining Mercer, Mr. Coleman was a Vice President at Fidelity Investments from 2016 to 2018 and a Managing Director, Fund Chief Financial Officer at BofA Global Capital Management from 2010 to 2016.

Jennifer Lewis (50)	Vice President and Assistant Treasurer	Since 2018	Ms. Lewis is a Principal for Mercer Investments LLC. Ms. Lewis joined Mercer in August 2015 with primary responsibilities related to the treasury functions for the Mercer Funds. Before joining Mercer, Ms. Lewis was a Vice President at State Street with over 19 years working in Fund Administration.

Carol Ann McMahon (47)	Vice President and Assistant Treasurer	Since 2017	Ms. McMahon is a Partner at Mercer and Global COO for Mercer’s Wealth Global Business Solutions since 2016 and US COO in January 2017. Prior to 2016, Ms. McMahon held the position of European COO since 2006.

Stan Mavromates (58)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investments LLC since 2012.

Colin Dean (43)	Vice President, Chief Legal Officer, and Secretary	Since 2017	Mr. Dean is Global Chief Counsel, Investments since 2018. He has also served as Senior Legal Counsel — Investments for Mercer Investments LLC

Caroline Hulme (34)	Vice President and Assistant Secretary	Since 2017	Ms. Hulme is Senior Legal Counsel, Investments since 2018. She has served as Legal Counsel — Investments for Mercer Investments LLC since 2014. Prior to 2014, she was an Associate in the investment management practice group of Bingham McCutchen LLP.

Larry Vasquez (52)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investments LLC since 2012.

Jennifer Mortimer (49)	Chief Compliance Officer	Since 2019	Ms. Mortimer is the Chief Compliance Officer of Mercer Trust Company LLC since July 2019. Ms. Mortimer served as Chief Compliance Officer of Mercer Investments LLC from July 2019 to April 2020. She served as US Compliance Leader, Investments since January 2017 to April 2020. Ms. Mortimer served as Chief Compliance Officer for Century Capital Management LLC and Century Funds (June 2014 — January 2017).

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Harrison M. Bains, Jr. and Adela Cepeda, who are both “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $405,930 and $379,500 for the fiscal years ended March 31, 2019 and March 31, 2020, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2019 and March 31, 2020 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $67,954 and $69,300 for the fiscal years ended March 31, 2019 and March 31, 2020, respectively. Fees in the amount of $73,105 and $65,163 were billed in the fiscal years ended March 31, 2019 and March 31, 2020, respectively for review of non-US capital gains and the preparation and filing of return of income for the Mercer Non-US Core Equity Fund and the Mercer Emerging Markets Equity Fund.

(d) All Other Fees – Fees in the amount of $103,333 were billed in the fiscal year ended March 31, 2020 for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund and the Mercer Global Low Volatility Equity Fund in certain European Union countries.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

There were no aggregate fees billed for the fiscal year ended March 31, 2020 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the

Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item  12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	/S/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)

Date     May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/S/ Richard Joseph
Richard Joseph President and Chief Executive Officer (Principal Executive Officer)

Date     May 26, 2020

By (Signature and Title)	/S/ Stephen Gouthro
Stephen Gouthro Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date     May 26, 2020